RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                   Depositor,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                            THE CHASE MANHATTAN BANK

                                     Trustee




                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 2001




                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2001-RZ2



                                TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

               Section 1.01. Definitions...................................................-4-
                      Accrued Certificate Interest.........................................-4-
                      Adjusted Mortgage Rate...............................................-5-
                      Adjusted Net WAC Rate................................................-5-
                      Advance..............................................................-5-
                      Affiliate............................................................-5-
                      Agreement............................................................-5-
                      Amount Held for Future Distribution..................................-5-
                      Appraised Value......................................................-5-
                      Assignment...........................................................-5-
                      Assignment Agreement.................................................-6-
                      Available Distribution Amount........................................-6-
                      Bankruptcy Code......................................................-6-
                      Book-Entry Certificate...............................................-6-
                      Business Day.........................................................-6-
                      Cash Liquidation.....................................................-6-
                      Certificate..........................................................-7-
                      Certificate Account..................................................-7-
                      Certificate Account Deposit Date.....................................-7-
                      Certificateholder or Holder..........................................-7-
                      Certificate Owner....................................................-7-
                      Certificate Principal Balance........................................-7-
                      Certificate Register and Certificate Registrar.......................-8-
                      Class  ..............................................................-8-
                      Class A Certificates.................................................-8-
                      Class A-I Certificates...............................................-8-
                      Class A-I-1 Certificate..............................................-8-
                      Class A-I-2 Certificate..............................................-8-
                      Class A-I-3 Certificate..............................................-8-
                      Class A-I-4 Certificate..............................................-8-
                      Class A-I-5 Certificate..............................................-8-
                      Class A-IO Certificate...............................................-9-
                      Class A-II Certificate...............................................-9-
                      Class A Interest Distribution Amount.................................-9-
                      Class A Principal Distribution Amount................................-9-
                      Class B Certificate..................................................-9-
                      Class B Interest Distribution Amount................................-10-
                      Class B Net WAC Shortfall...........................................-10-


                                             (i)




                      Class B Net WAC Shortfall Carry-Forward Amount......................-10-
                      Class B Principal Distribution Amount...............................-10-
                      Class M Certificates................................................-11-
                      Class M-1 Certificate...............................................-11-
                      Class M-1 Interest Distribution Amount..............................-11-
                      Class M-1 Principal Distribution Amount.............................-11-
                      Class M-2 Certificate...............................................-11-
                      Class M-2 Interest Distribution Amount..............................-11-
                      Class M-2 Principal Distribution Amount.............................-11-
                      Class M-3 Certificate...............................................-12-
                      Class M-3 Interest Distribution Amount..............................-12-
                      Class M-3 Principal Distribution Amount.............................-12-
                      Class R Certificate.................................................-13-
                      Class R-I Certificate...............................................-13-
                      Class R-II Certificate..............................................-13-
                      Class R-III Certificate.............................................-13-
                      Class SB Certificate................................................-13-
                      Clearing System Certificate.........................................-13-
                      Clearstream.........................................................-14-
                      Closing Date........................................................-14-
                      Code   .............................................................-14-
                      Compensating Interest...............................................-14-
                      Corporate Trust Office..............................................-14-
                      Current Specified Overcollateralization Percentage..................-14-
                      Curtailment.........................................................-14-
                      Custodial Account...................................................-14-
                      Custodial Agreement.................................................-14-
                      Custodian...........................................................-14-
                      Cut-off Date........................................................-14-
                      Cut-off Date Balance................................................-15-
                      Cut-off Date Principal Balance......................................-15-
                      Debt Service Reduction..............................................-15-
                      Deficient Valuation.................................................-15-
                      Definitive Certificate..............................................-15-
                      Deleted Mortgage Loan...............................................-15-
                      Delinquent..........................................................-15-
                      Depository..........................................................-15-
                      Depository Participant..............................................-15-
                      Destroyed Mortgage Note.............................................-16-
                      Determination Date..................................................-16-
                      Disqualified Organization...........................................-16-
                      Distribution Date...................................................-16-
                      Diverted Excess Spread..............................................-16-
                      Due Date............................................................-16-
                      Due Period..........................................................-16-
                      Eligible Account....................................................-17-


                                             (ii)




                      ERISA  .............................................................-17-
                      Euroclear...........................................................-17-
                      Event of Default....................................................-17-
                      Excess Cash Flow....................................................-17-
                      Excess Fraud Loss...................................................-17-
                      Excess Loss.........................................................-17-
                      Exchange Date.......................................................-17-
                      Excess Overcollateralization Amount.................................-18-
                      Excess Special Hazard Loss..........................................-18-
                      Extraordinary Events................................................-18-
                      Extraordinary Losses................................................-18-
                      Fannie Mae..........................................................-19-
                      FASIT  .............................................................-19-
                      FDIC   .............................................................-19-
                      FHA    .............................................................-19-
                      Final Distribution Date.............................................-19-
                      Final Scheduled Distribution Date...................................-19-
                      Fitch  .............................................................-19-
                      Foreclosure Profits.................................................-19-
                      Fraud Loss Amount...................................................-19-
                      Fraud Losses........................................................-20-
                      Freddie Mac.........................................................-20-
                      Group I Loan........................................................-20-
                      Group II Loan.......................................................-20-
                      HomeComings.........................................................-20-
                      Independent.........................................................-20-
                      Initial Certificate Principal Balance...............................-20-
                      Insurance Proceeds..................................................-21-
                      Interim Certificates................................................-21-
                      Interest Accrual Period.............................................-21-
                      Interest Distribution Amount........................................-21-
                      Late Collections....................................................-21-
                      Liquidation Proceeds................................................-21-
                      Loan-to-Value Ratio.................................................-21-
                      Marker Rate.........................................................-21-
                      Maturity Date.......................................................-22-
                      MERS   .............................................................-22-
                      MERS(R)System........................................................-22-
                      MIN    .............................................................-22-
                      Modified Mortgage Loan..............................................-23-
                      Modified Net Mortgage Rate..........................................-23-
                      MOM Loan............................................................-23-
                      Monthly Payment.....................................................-23-
                      Moody's.............................................................-23-
                      Mortgage............................................................-23-
                      Mortgage File.......................................................-23-


                                            (iii)




                      Mortgage Loans......................................................-23-
                      Mortgage Loan Schedule..............................................-23-
                      Mortgage Note.......................................................-24-
                      Mortgage Rate.......................................................-24-
                      Mortgaged Property..................................................-25-
                      Mortgagor...........................................................-25-
                      Net Mortgage Rate...................................................-25-
                      Non-Primary Residence Loans.........................................-25-
                      Non-United States Person............................................-25-
                      Nonrecoverable Advance..............................................-25-
                      Nonsubserviced Mortgage Loan........................................-25-
                      Notice .............................................................-25-
                      Notional Amount.....................................................-25-
                      Officers' Certificate...............................................-25-
                      Opinion of Counsel..................................................-25-
                      Outstanding Mortgage Loan...........................................-26-
                      Overcollateralization Amount........................................-26-
                      Overcollateralization Increase Amount...............................-26-
                      Overcollateralization Reduction Amount..............................-26-
                      Ownership Interest..................................................-26-
                      Pass-Through Rate...................................................-26-
                      Paying Agent........................................................-28-
                      Percentage Interest.................................................-29-
                      Permanent Regulation S Global Class B Certificate...................-29-
                      Permitted Investments...............................................-29-
                      Permitted Transferee................................................-30-
                      Person .............................................................-30-
                      Placement Agent.....................................................-30-
                      Pool Stated Principal Balance.......................................-30-
                      Prepayment Assumption...............................................-30-
                      Prepayment Interest Shortfall.......................................-31-
                      Prepayment Period...................................................-31-
                      Primary Insurance Policy............................................-31-
                      Principal Distribution Amount.......................................-31-
                      Principal Prepayment................................................-32-
                      Principal Prepayment in Full........................................-32-
                      Principal Remittance Amount.........................................-32-
                      Program Guide.......................................................-32-
                      Purchase Price......................................................-32-
                      Qualified Substitute Mortgage Loan..................................-33-
                      Rating Agency.......................................................-33-
                      Realized Loss.......................................................-33-
                      Record Date.........................................................-34-
                      Regular Certificates................................................-34-
                      Regular Interest....................................................-34-
                      Regulation S Global Class B Certificate.............................-34-


                                             (iv)




                      Relief Act..........................................................-34-
                      REMIC  .............................................................-34-
                      REMIC Administrator.................................................-34-
                      REMIC I.............................................................-34-
                      REMIC I Regular Interest LTA........................................-35-
                      REMIC I Regular Interest LTB........................................-35-
                      REMIC II............................................................-35-
                      REMIC II Interest Loss Allocation Amount............................-35-
                      REMIC II  Overcollateralization Amount..............................-35-
                      REMIC II Principal Loss Allocation Amount...........................-36-
                      REMIC II Regular Interest LT1.......................................-36-
                      REMIC II Regular Interest LT2.......................................-36-
                      REMIC II Regular Interest LT3.......................................-36-
                      REMIC II Regular Interest LT4.......................................-36-
                      REMIC II Regular Interest LT5.......................................-36-
                      REMIC II Regular Interest LT6.......................................-36-
                      REMIC II Regular Interest LT7.......................................-37-
                      REMIC II Regular Interest LT8.......................................-37-
                      REMIC II Regular Interest LT9.......................................-37-
                      REMIC II Regular Interest LT10......................................-37-
                      REMIC II Regular Interest LT11......................................-37-
                      REMIC II Regular Interest LT12......................................-37-
                      REMIC II Regular Interest LT12 Maximum Interest Deferral Amount
                       ...................................................................-37-
                      REMIC II Required Overcollateralization Amount......................-38-
                      REMIC III...........................................................-38-
                      REMIC Provisions....................................................-38-
                      REO Acquisition.....................................................-39-
                      REO Disposition.....................................................-39-
                      REO Imputed Interest................................................-39-
                      REO Proceeds........................................................-39-
                      REO Property........................................................-39-
                      Repurchase Event....................................................-39-
                      Request for Release.................................................-39-
                      Required Insurance Policy...........................................-39-
                      Required Overcollateralization Amount...............................-39-
                      Reserve Fund........................................................-39-
                      Reserve Fund Deposit................................................-39-
                      Reserve Fund Residual Right.........................................-40-
                      Residential Funding.................................................-40-
                      Responsible Officer.................................................-40-
                      Rule 144A Global Class B Certificate................................-40-
                      Servicing Accounts..................................................-40-
                      Servicing Advances..................................................-40-
                      Servicing Fee.......................................................-40-
                      Servicing Fee Rate..................................................-40-


                                             (v)




                      Servicing Modification..............................................-40-
                      Servicing Officer...................................................-41-
                      Sixty-Plus Delinquency Percentage...................................-41-
                      Special Hazard Amount...............................................-41-
                      Special Hazard Loss.................................................-42-
                      Standard & Poor's...................................................-42-
                      Startup Date........................................................-42-
                      Stated Principal Balance............................................-42-
                      Stepdown Date.......................................................-42-
                      Step-Up Date........................................................-42-
                      Subordination.......................................................-42-
                      Subserviced Mortgage Loan...........................................-42-
                      Subservicer.........................................................-42-
                      Subservicer Advance.................................................-43-
                      Subservicing Account................................................-43-
                      Subservicing Agreement..............................................-43-
                      Subservicing Fee....................................................-43-
                      Tax Returns.........................................................-43-
                      Temporary Regulation S Global Class B Certificate...................-43-
                      Transfer............................................................-43-
                      Transferee..........................................................-43-
                      Transferor..........................................................-43-
                      Trigger Event.......................................................-44-
                      Trust Fund..........................................................-44-
                      Uniform Single Attestation Program for Mortgage Bankers.............-44-
                      Uncertificated Accrued Interest.....................................-44-
                      Uncertificated Notional Amount......................................-45-
                      Uncertificated Pass-Through Rate....................................-45-
                      Uncertificated Principal Balance....................................-45-
                      Uncertificated REMIC I Pass-Through Rate............................-45-
                      Uncertificated REMIC II Pass-Through Rate...........................-45-
                      Uncertificated Regular Interests....................................-46-
                      Uninsured Cause.....................................................-46-
                      United States Person................................................-46-
                      VA     .............................................................-46-
                      Voting Rights.......................................................-46-
                      Weighted Average Net Mortgage Rate..................................-46-

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans.................................-47-
               Section 2.02. Acceptance by Trustee........................................-50-


                                             (vi)




               Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Depositor
                                                                                          -52-
               Section 2.04. Representations and Warranties of Residential Funding........-54-
               Section 2.05. Execution and Authentication of Certificates; Conveyance of Uncertificated REMIC
                             Regular Interests............................................-56-

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer...........................-58-
               Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                             of Subservicers' Obligations; Special Servicing..............-59-
               Section 3.03. Successor Subservicers.......................................-60-
               Section 3.04. Liability of the Master Servicer.............................-61-
               Section 3.05. No Contractual Relationship Between Subservicer and Trustee or Certificateholders
                                                                                          -61-
               Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee-61-
               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account
                              ............................................................-62-
               Section 3.08. Subservicing Accounts; Servicing Accounts....................-64-
               Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans
                              ............................................................-66-
               Section 3.10. Permitted Withdrawals from the Custodial Account.............-66-
               Section 3.11. Maintenance of Primary Insurance Coverage....................-68-
               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage-68-
               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                             Certain Assignments..........................................-70-
               Section 3.14. Realization Upon Defaulted Mortgage Loans....................-72-
               Section 3.15. Trustee to Cooperate; Release of Mortgage Files..............-74-
               Section 3.16. Servicing and Other Compensation; Compensating Interest......-76-
               Section 3.17. Reports to the Trustee and the Depositor.....................-77-
               Section 3.18. Annual Statement as to Compliance............................-77-
               Section 3.19. Annual Independent Public Accountants' Servicing Report......-77-
               Section 3.20. Right of the Depositor in Respect of the Master Servicer.....-78-

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account..........................................-79-
               Section 4.02. Distributions................................................-79-
               Section 4.03. Statements to Certificateholders.............................-85-
               Section 4.04. Distribution of Reports to the Trustee and the Depositor; Advances by the Master
                             Servicer.....................................................-88-

                                            (vii)




               Section 4.05. Allocation of Realized Losses................................-89-
               Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property-90-
               Section 4.07. Optional Purchase of Defaulted Mortgage Loans................-91-
               Section 4.08. Distribution of Class B Net WAC Shortfall Carry-Forward Amount; Reserve Fund
                                                                                          -91-

                                          ARTICLE V

                                       THE CERTIFICATES

               Section 5.01. The Certificates.............................................-93-
               Section 5.02. Registration of Transfer and Exchange of Certificates........-95-
               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates...........-103-
               Section 5.04. Persons Deemed Owners.......................................-104-
               Section 5.05. Appointment of Paying Agent.................................-104-
               Section 5.06. Optional Purchase of Certificates...........................-104-

                                          ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Depositor and the Master Servicer-107-
               Section 6.02. Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                             Rights and Delegation of Duties by Master Servicer..........-107-
               Section 6.03. Limitation on Liability of the Depositor, the Master Servicer and Others-108-
               Section 6.04. Depositor and Master Servicer Not to Resign.................-109-

                                         ARTICLE VII

                                           DEFAULT

               Section 7.01. Events of Default...........................................-110-
               Section 7.02. Trustee or Depositor to Act; Appointment of Successor.......-112-
               Section 7.03. Notification to Certificateholders..........................-113-
               Section 7.04. Waiver of Events of Default.................................-113-

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee...........................................-115-
               Section 8.02. Certain Matters Affecting the Trustee.......................-116-
               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.......-118-
               Section 8.04. Trustee May Own Certificates................................-118-
               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses; Indemnification-118-
               Section 8.06. Eligibility Requirements for Trustee........................-119-


                                            (viii)




               Section 8.07. Resignation and Removal of the Trustee......................-120-
               Section 8.08. Successor Trustee...........................................-121-
               Section 8.09. Merger or Consolidation of Trustee..........................-121-
               Section 8.10. Appointment of Co-Trustee or Separate Trustee...............-122-
               Section 8.11. Appointment of Custodians...................................-123-

                                          ARTICLE IX

                                         TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage
                             Loans.......................................................-124-
               Section 9.02. Additional Termination Requirements.........................-126-


                                          ARTICLE X

                                       REMIC PROVISIONS

               Section 10.01.REMIC Administration........................................-128-
               Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification-131-

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

               Section 11.01.Amendment...................................................-133-
               Section 11.02.Recordation of Agreement; Counterparts......................-135-
               Section 11.03.Limitation on Rights of Certificateholders..................-136-
               Section 11.04.Governing Law...............................................-137-
               Section 11.05.Notices.....................................................-137-
               Section 11.06.Notices to Rating Agencies..................................-137-
               Section 11.07.Severability of Provisions..................................-138-
               Section 11.08.Supplemental Provisions for Resecuritization................-138-



Exhibit A      Form of Class A Certificate
Exhibit B-1    Form of Class M Certificate
Exhibit B-2-A  Form of Definitive Class B Certificate
Exhibit B-2-B Form of Rule 144A Global Class B Certificate
Exhibit B-2-C Form of
Temporary Regulation S Global Class B Certificate
Exhibit B-2-D Form of Permanent Regulation S Global Class B Certificate
Exhibit C Form of Class SB Certificate
Exhibit D Form of Class R Certificate
Exhibit E Form of Custodial Agreement
Exhibit F-1 Group II Mortgage Loan Schedule
Exhibit F-1 Group I Mortgage Loan Schedule


                                             (ix)




Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing
               Agreement Pursuant to Section 11.01(e) for a
               Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      Form of ERISA Letter for Class SB Certificates
Exhibit P      Form of ERISA Letter for Class M Certificates
Exhibit Q      Form of Transferor Letter (Section 5.02(e))
Exhibit R      Form of Certificate of Euroclear or Clearstream (Section 5.02(e))
Exhibit S      Form of Certificate to Be Given by Transferee of Beneficial Interest
               in a Temporary Regulation S Global Class B Certificate (Section 5.02(e))
Exhibit T      Form of Transfer Certificate for Exchange or Transfer from Rule 144A Global
               Class B Certificate to Regulation S Global Class B Certificate (Section 5.02(e))
Exhibit U      Form of Placement Agent Exchange Instructions (Section 5.02(e))



                                         (x)

               This Pooling and Servicing Agreement, effective as of May 1, 2001, among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as the depositor (together with its permitted successors and assigns, the "Depositor"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The Depositor intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in fifteen classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                     REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass- Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the 360th Distribution Date. None of the REMIC I Regular Interests will be certificated.




                   Uncertificated REMIC I    Initial Uncertificated       Latest Possible
  Designation         Pass-Through Rate         Principal Balance          Maturity Date
-------------    ------------------------   ----------------------   ----------------------

      LTA               Variable(1)         $         180,001,875.09             May 25, 2031
      LTB               Variable(1)         $          20,000,000.00             May 25, 2031

-------------------
(1)     Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.



                                           REMIC II

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and certain other related assets (exclusive of the Reserve Fund) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC II Regular Interest shall be the 360th Distribution Date. None of the REMIC II Regular Interests will be certificated.




                   Uncertificated REMIC II   Initial Uncertificated       Latest Possible
  Designation         Pass-Through Rate         Principal Balance          Maturity Date
-------------    ------------------------   ----------------------   ----------------------

      LT1               Variable(1)         $         196,001,837.50             May 25, 2031
      LT2               Variable(1)         $             366,260.00             May 25, 2031
      LT3               Variable(1)         $             264,140.00             May 25, 2031
      LT4               Variable(1)         $             195,050.00             May 25, 2031
      LT5               Variable(1)         $             344,990.00             May 25, 2031
      LT6               Variable(1)         $             294,010.00             May 25, 2031
      LT7               Variable(1)         $             235,550.00             May 25, 2031
      LT8               Variable(1)         $             110,000.00             May 25, 2031
      LT9               Variable(1)         $              90,000.00             May 25, 2031
     LT10               Variable(1)         $              50,000.00             May 25, 2031
     LT11               Variable(1)         $              50,000.00             May 25, 2031
     LT12               Variable(1)         $           2,000,037.50             May 25, 2031
    LTA-IO              Variable(2)         $                 N/A(3)             May 25, 2031


-------------------
(1)     Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)     The Pass-Through Rate for REMIC II Regular Interest LTA-IO will be the lesser of 8.00% per annum and the
        REMIC I Net WAC Rate for the June 2001 through November 2003 distribution dates. REMIC II Regular Interest LTA-IO will only be entitled to interest for the first 30 distribution dates.
(3)     REMIC II Regular Interest LTA-IO will not have an Uncertificated
        Principal Balance, but will accrue interest on its Uncertificated
        Notional Amount outstanding from time to time which shall equal the
        Uncertificated Principal Balance of REMIC I Regular Interest LTB.


                                    REMIC III

               As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests (exclusive of the Reserve Fund) as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC III. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC III Regular Certificates shall be the 360th Distribution Date.



                          PASS-    AGGREGATE INITIAL
                         THROUGH   CERTIFICATE PRINC FEATURES
DESIGNATION   TYPE        RATE          BALANCE     IPAL        MATURITY DATE   INITIAL RATINGS
                                                                               S&P/FITCH MOODY'S
Class A-I-1  Senior     5.16%(1)   $   36,626,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-I-2  Senior     5.50%(1)   $   26,414,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-I-3  Senior     5.96%(1)   $   19,505,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-I-4  Senior     6.64%(1)   $   34,499,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-I-5  Senior    7.48%(1)(2) $   29,401,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-II   Senior    6.87%(1)(2) $   23,555,000.00  Senior     May 25, 2031     AAA      Aaa
Class A-IO   Senior     8.00%(3)   $             (4)Senior/InteNovember 25, 2003  AAA      Aaa
                                                       Only
Class M-1   Mezzanine  7.47%(1)(2) $   11,000,000.00 Mezzanine   May 25, 2031     AA       Aa2
Class M-2   Mezzanine  7.72%(1)(2) $    9,000,000.00 Mezzanine   May 25, 2031      A        A2
Class M-3   Mezzanine  8.21%(1)(2) $    5,000,000.00 Mezzanine   May 25, 2031     BBB      Baa2
 Class B   Subordinate 8.50%(1)(2) $    5,000,000.00Subordinate  May 25, 2031     BB       Ba2
 Class SB  SubordinateAdjustable(5)$        1,875.09Subordinate  May 25, 2031     N/R      N/R
Class R-I   Residual       N/A                   N/A Residual    May 25, 2031     N/R      N/R
Class R-II  Residual       N/A                   N/A Residual    May 25, 2031     N/R      N/R
Class R-III Residual       N/A                   N/A Residual    May 25, 2031     N/R      N/R

------------------

(1) Subject to a cap as described in the definition of "Pass-Through Rate" herein.

(2) After the first Distribution Date after the Step-Up Date, the Pass-Through Rate indicated above will increase by a per annum rate equal to 0.50%.

(3) The Pass-Through Rate for the Class A-IO Certificates will be the lesser of 8.00% per annum and the Weighted Average Net Mortgage Rate for the June 2001 through November 2003 Distribution Dates. The Class A-IO Certificates will only be entitled to interest for the first 30 Distribution Dates.

(4) The Class A-IO Certificates do not have a principal balance. For the purpose of calculating interest payments, interest will accrue on a notional amount initially equal to $20,000,000.

(5) The Class SB Certificates will accrue interest as described in the definition of Accrued Certificate Interest. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

               The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to approximately $200,001,875. The Mortgage Loans are fixed-rate, fully amortizing, first lien mortgage loans having terms to maturity at origination of not more than 30 years.

               In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               Section 2.02. Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate Interest: With respect to each Distribution Date and the Class A, Class M and Class B Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate less interest shortfalls from the Mortgage Loans, if any, allocated thereto for such Distribution Date, on the Certificate Principal Balance thereof, or Notional Amount thereof, in the case of the Class A-IO Certificates, immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest on the Class A, Class M and Class B Certificates will be reduced by (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Excess Losses on the Mortgage Loans to the extent allocated to the related Class A, Class M and Class B Certificates, (ii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Losses, and (iii) any other interest shortfalls on the Mortgage Loans, other than Prepayment Interest Shortfalls, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated on the Mortgage Loans to the Class A, Class M and Class B Certificates on a pro rata basis in reduction of the Accrued Certificate Interest which would have resulted absent such reductions. In addition to the foregoing, the amount of interest payable to the Class A, Class M and Class B Certificates shall be reduced by the amount of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to Section 3.16 allocated thereto pursuant to Section 4.02(e) or covered by payments pursuant to Section 4.02(c)(xi) and (xii). With respect to each Distribution Date and the Class SB Certificates, interest accrued during the preceding calendar month at the related Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case, reduced by any interest shortfalls with respect to the Mortgage Loans other than Prepayment Interest Shortfalls. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to the Class SB Certificates, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class A Certificates, the Class M Certificates, the Class B Certificates and Class SB Certificates shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

               Adjusted Net WAC Rate: A per annum rate (but not less than zero) equal to the weighted average of (x) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest LTA for such Distribution Date and
(y) the excess, if any, of (i) the Uncertificated REMIC I Pass-Through Rate with respect to REMIC I Regular Interest LTB for such Distribution Date over (ii) (A) in the case of the first 30 Distribution Dates, 8.00% per annum, and (B) in the case of any Distribution Date thereafter, 0.00% per annum, weighted, in the case of clause (x), on the basis of the Uncertificated Principal Balance of REMIC I Regular Interest LTA, and in the case of clause (y), on the basis of the Uncertificated Principal Balance of REMIC I Regular Interest LTB, respectively.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

               Appraised Value: As to any Mortgaged Property, the appraised value of such Mortgaged Property based upon the appraisal or appraisals (or field review) made at the time of the origination of the related Mortgage Loan.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans.

               Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Mortgage Loans,
(iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Mortgage Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Mortgage Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (x) the Amount Held for Future Distribution with respect to the Mortgage Loans, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a).

               Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

               Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or the State of California (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Calendar Quarter: A Calendar Quarter shall consist of one of the following time periods in any given year: January 1 through March 31, April 1 through June 30, July 1 though September 30, and October 1 through December 31.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class SB Certificate or Class R Certificate.

               Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The Chase Manhattan Bank, as trustee, in trust for the registered holders of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RZ2" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Depositor, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to any Class A, Class M or Class B Certificate (other than a Class A-IO Certificate), on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(c) and
(y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class SB Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates then outstanding, plus (ii) any Diverted Excess Spread. The Class A-IO and Class R Certificates will not have a Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

     Class A Certificates: Any one of the Class A-I or Class A-II Certificates.

               Class A-I Certificates: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 or Class A-IO Certificates.

               Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-I-5 Certificate: Any one of the Class A-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the

Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-IO Certificate: Any one of the Class A-IO Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

               Class A-II Certificate: Any one of the Class A-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and (i) evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive the Basis Risk Shortfall Carry-Forward Amount from the Reserve Fund.

     Class A Interest Distribution Amount: As defined in Section 4.02(c)(i).

     Class A Principal  Distribution  Amount:  With respect to any  Distribution
Date:

        (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Distribution Amount for that Distribution Date, or

        (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the Principal Distribution Amount for that Distribution Date; and

               (II) the excess of (A) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 30.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class B Certificate: Any one of the Class B Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in one or more of the forms annexed hereto as Exhibit B-2, senior to the Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and (i) evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and

(ii) the right to receive the Class B Net WAC Shortfall Carry-Forward Amount from the Reserve Fund.

     Class B Interest Distribution Amount: As defined in Section 4.02(c)(v).

               Class B Net WAC Shortfall: With respect to the Class B Certificates and any Distribution Date on which the REMIC II Net WAC Rate is used to determine the Pass-Through Rate of the Class B Certificates, an amount equal to the excess of (x) Accrued Certificate Interest calculated at 8.50% over
(y) Accrued Certificate Interest calculated using the REMIC II Net WAC Rate.

               Class B Net WAC Shortfall Carry-Forward Amount: With respect to the Class B Certificates and any Distribution Date, an amount equal to the aggregate amount of Class B Net WAC Shortfall for this Class on that Distribution Date, plus any unpaid Class B Net WAC Shortfall from prior Distribution Dates, to the extent not covered by payments from the Reserve Fund, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow at a rate equal to 8.50% per annum.

     Class B Principal  Distribution  Amount:  With respect to any  Distribution
Date:

        (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount, or

        (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

     Class M Certificates: Any one of the Class M-1, Class M-2 or Class M-3 Certificates.

               Class M-1 Certificate: Any one of the Class M-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class M-2, Class M-3, Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-1 Interest Distribution Amount: As defined in Section 4.02(c)(ii).

     Class M-1 Principal  Distribution  Amount: With respect to any Distribution
Date:

        (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, or

        (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 19.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class M-2 Certificate: Any one of the Class M-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class M-3, Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-2 Interest Distribution Amount: As defined in Section 4.02(c)(iii).

     Class M-2 Principal  Distribution  Amount: With respect to any Distribution
Date:

        (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount, or

        (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 10.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

               Class M-3 Certificate: Any one of the Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B- 1, senior to the Class B and Class SB Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Class M-3 Interest Distribution Amount: As defined in Section 4.02(c)(iv).

     Class M-3 Principal  Distribution  Amount: With respect to any Distribution
Date:

        (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount, or

        (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

               (I) the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

               (II) the excess of (A) the sum of (1) the aggregate Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount for that Distribution Date) and (2) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) 100% minus the sum of (a) 5.00% and (b) the Current Specified Overcollateralization Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans immediately preceding that Distribution Date.

     Class R Certificate: Any one of the Class R-I, Class R-II or Class R-III Certificates.

               Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

               Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

               Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

               Class SB Certificate: Any one of the Class SB Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C, subordinate to the Class A, Class M and Class B Certificates with respect to distributions and the allocation of Realized Losses in respect of the Mortgage Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     Clearing   System   Certificate:   As  defined  in  Section   5.02(e)   and
substantially in the form of Exhibit C-3 hereto.

               Clearstream:  Clearstream Banking, societe anonyme.

               Closing Date:  May 30, 2001.

               Code: The Internal Revenue Code of 1986.

               Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the Mortgage Loans; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: RAMPI, Series 2001-RZ2.

               Current Specified Overcollateralization Percentage: For any Distribution Date, a percentage equal to (a) the Required Overcollateralization Amount over (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the related Due Period, after giving effect to payments of principal for the related Due Period and Realized Losses incurred during the related Prepayment Period.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Depositor, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

             Custodian: A custodian appointed pursuant to a Custodial Agreement.

               Cut-off Date: May 1, 2001.

               Cut-off Date Balance:  $200,001,875.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of May 2001), whether or not received.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

           Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquent: As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

     Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership
Interest in a Class R Certificate by such Person may cause any REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

     Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Diverted Excess Spread: Any amount otherwise payable as Accrued Certificate Interest on the Class SB Certificate that, pursuant to Section 4.02(c), is used to increase the Overcollateralization Amount or is used to offset Realized Losses on any Mortgage Loans. Any reduction in the Overcollateralization Amount shall first reduce the Diverted Excess Spread until it is reduced to zero, and in the event that such reduction is due to an Overcollateralization Reduction Amount the amount of such reduction shall be payable to the Class SB Certificates to the extent of the Diverted Excess Spread. No interest will accrue on the Diverted Excess Spread.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (B) an account or accounts maintained in the corporate asset services department of Bank One, National Association as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bank One, National Association, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Euroclear: Euroclear Bank, S.A./NA, as operator of The Euroclear System.

     Event of Default: As defined in Section 7.01.

     Excess Cash Flow: With respect to any Distribution Date, an amount equal to the excess of (i) the Available Distribution Amount for that Distribution Date over (ii) the sum of (a) the Interest Distribution Amount for that Distribution Date and (b) the Principal Remittance Amount for that Distribution Date.

     Excess Fraud Loss: With respect to the Mortgage Loans, any Fraud Loss on the Mortgage Loans, or portion thereof, which exceeds the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Fraud Loss, Excess Special Hazard Loss or Extraordinary Loss.

               Exchange Date: As defined in Section 5.02(e)(iii).

     Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

     Excess Special Hazard Loss: With respect to the Mortgage Loans, any Special Hazard Loss on the Mortgage Loans, or portion thereof, that exceeds the then-applicable Special Hazard Amount.

     Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack;

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                      2.     by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces; or

                    4. any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

               Fannie Mae: Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

     FHA: The Federal Housing Administration, or its successor.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               Final Scheduled Distribution Date: Solely for purposes of the face of the Certificates, as follows: with respect to the Class A-IO Certificates, November 25, 2003, and with respect to the Certificates (other than the Class A-IO Certificates, May 25, 2031. No event of default under this Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any Class of Class A, Class M or Class B Certificates on or before its Final Scheduled Distribution Date.

               Fitch:  Fitch, Inc., or its successor in interest.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut- off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut- off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Mortgage Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

               The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A Certificates or Class M Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and
(ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

     Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule

     Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

     HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Depositor, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Depositor, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Initial Certificate Principal Balance: With respect to each Class of Certificates (other than the Class A-IO Certificates and Class R Certificates), the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

               Interim Certificates:  As defined in Section 2.02.

     Interest  Accrual  Period:   With  respect  to  the  Certificates  and  any
Distribution Date, the prior calendar month.

     Interest Distribution Amount: The sum of the Class A, Class M-1, Class M-2, Class M-3 and Class B Interest Distribution Amounts.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               Marker Rate: With respect to the Class SB Certificates and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC II Pass-Through Rates for REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC I Regular Interest LT4, REMIC II Regular Interest LT5, REMIC II Regular Interest LT6, REMIC II Regular Interest LT7, REMIC II Regular Interest LT8, REMIC II Regular Interest LT9, REMIC II Regular Interest LT10, REMIC II Regular Interest LT11 and REMIC II Regular Interest LT12, with the rate on REMIC II Regular Interest LT2 subject to a cap equal to the lesser of (A) 5.16% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest LT3 subject to a cap equal to the lesser of (A) 5.50% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest LT4 subject to a cap equal to the lesser of
(A) 5.96% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest LT5 subject to a cap equal to the lesser of (A) 6.64% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, with the rate on REMIC II Regular Interest LT6 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.48% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.98% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest LT7 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.87% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.37% per annum and
(B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest LT8 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.47% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.97% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest LT9 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.72% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.22% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest LT10 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.21% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.71% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, with the rate on REMIC II Regular Interest LT11 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, and with the rate on REMIC II Regular Interest LT12 subject to a cap of zero for the purpose of this calculation.

               Maturity Date: With respect to each Class of Certificates of regular interest or Uncertificated Regular Interest issued by each of REMIC I, REMIC II and REMIC III, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is, for each such regular interest other than the Class A-IO Certificates, May 25, 2031, which is the 360th Distribution Date, and which is for the Class A-IO Certificates, November 25, 2003.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS(R)   System:   The  system  of   recording   transfers   of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

     Moody's: Moody's Investors Service, Inc., or its successor in interest.

               Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule attached hereto as Exhibit F, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (ii)   the Mortgage Loan identifying number ("RFC LOAN #");

               (iv) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

               (vi) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (viii) the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

               (x) the Mortgage Rate as of the Cut-off Date for an adjustable rate Mortgage Loan ("CURR RATE");

               (xii)  the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (xiv) the scheduled monthly payment of principal, if any, and interest as of the Cut- off Date ("ORIGINAL P & I" or "CURRENT P & I" for the adjustable rate Mortgage Loans);

               (xvi)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (xviii)the Loan-to-Value Ratio at origination ("LTV");

               (xx) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence); and

               (xxii) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence).

               Such schedules may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

               Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the adjustable rate Mortgage Loans will adjust on each Adjustment Date to equal the sum

(rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one- eighth of one percent, which are indicated by a "U" on Exhibit F hereto, as applicable.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor: The obligor on a Mortgage Note.

               Net Mortgage Rate: With respect to any Mortgage Loan as of any date of determination, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan as of such date minus the Servicing Fee Rate.

               Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

               Notice: As defined in Section 4.04.

               Notional Amount: With respect to the Class A-IO Certificates, immediately prior to any Distribution Date, an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LTA-IO. With respect to the Class SB Certificates, immediately prior to any Distribution Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Depositor or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II or REMIC III as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

               Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

               Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans as of the end of the preceding Due Period, over (b) the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates immediately prior to that Distribution Date, less amounts distributable to the Class A, Class M and Class B Certificates from the Principal Remittance Amount for that Distribution Date.

               Overcollateralization Increase Amount: With respect to (a) the first Distribution Date, $0, and (b) any Distribution Date after the first Distribution Date, an amount equal to the lesser of (i) the Excess Cash Flow for that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

               Overcollateralization Reduction Amount: With respect to any Distribution Date, the lesser of (a) the Excess Overcollateralization Amount immediately prior to that Distribution Date, and (b) the Principal Remittance Amount for that Distribution Date.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate:

        With respect to the Class A-I-1 Certificates, the lesser of (A) 5.16% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-I-2 Certificates, the lesser of (A) 5.50% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-I-3 Certificates, the lesser of (A) 5.96% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-I-4 Certificates, the lesser of (A) 6.64% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate;

        With respect to the Class A-I-5 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.48% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.98% per annum and (B) the REMIC II Net WAC Rate;

        With respect to the Class A-IO Certificates and each Interest Accrual Period, 100% of the interest on REMIC II Regular Interest LTA-IO.

        With respect to the Class A-II Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.87% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.37% per annum and (B) the REMIC II Net WAC Rate;

        With respect to the Class M-1 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.47% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.97% per annum and (B) the REMIC II Net WAC Rate;

        With respect to the Class M-2 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.72% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.22% per annum and (B) the REMIC II Net WAC Rate;

        With respect to the Class M-3 Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.21% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.71% per annum and (B) the REMIC II Net WAC Rate; and

        With respect to the Class B Certificates, the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and (B) the REMIC II Net WAC Rate.

        With respect to the Class SB Certificates and any Distribution Date, a rate per annum equal to the percentage equivalent of a fraction, the numerator of which is the sum of the amounts calculated pursuant to clauses (i) through
(xii) below, and the denominator of which is the aggregate principal balance of the REMIC II Regular Interests relating to the Mortgage Loans. For purposes of calculating the Pass-Through Rate for the Class SB Certificates, the numerator is equal to the sum of the following components:

        (i) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

        (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2;

        (iii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT3 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT3;

        (iv) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT4 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4;

        (v) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT5 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT5;

        (vi) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT6 minus the Marker Rate applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT6;

        (vii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT7 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT7;

        (viii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT8 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT8;

        (ix) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT9 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT9;

        (x) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT10 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT10;

        (xi) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT11 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT11; and

        (xii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT12 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT12.

     Paying Agent: The Chase Manhattan Bank or any successor Paying Agent appointed by the Trustee.

               Percentage Interest: With respect to any Class A Certificate or Class M Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

               Permanent Regulation S Global Class B Certificate: Any one of the Class B Certificates substantially in the form of Exhibit B-2-D hereto, and more fully described in Section 5.02(e) hereof.

               Permitted Investments: One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper and demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

               (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

               Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Placement Agent: Bear, Stearns & Co. Inc. or Residential Funding Securities Corporation.

               Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

               Prepayment Assumption: With respect to the Class A, Class M and Class B Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4% per annum of the then outstanding principal balance of the Mortgage Loans in the first month of the life of the Mortgage Loans, and an additional approximate 1.2727% per annum in each month thereafter until the twelfth month, and then beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 18.0% per annum each month.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

               Primary Insurance Policy: Each primary policy of mortgage guaranty insurance as indicated on Exhibit F with the exception of either code "23" or "96" under the column "MI CO CODE."

               Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Available Distribution Amount over
(ii) the sum of the Class A, Class M-1, Class M-2, Class M-3 and Class B Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

               (ii) the Stated Principal Balance of any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with
                      Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections on the Mortgage Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Mortgage Loans pursuant to Section 3.14;

               (iv) the lesser of (a) the Excess Cash Flow for such Distribution Date and (b) the principal portion of any Realized Losses (other than Excess Losses) incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month preceding such Distribution Date; and

               (v) the lesser of (a) the Excess Cash Flow for such Distribution Date (to the extent not used to cover Realized Losses pursuant to clause (iv) of this definition) and (b) the amount of any Overcollateralization Increase Amount for such Distribution Date;

               minus

               (vi) the amount of any Overcollateralization Reduction Amount for such Distribution Date.

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Principal Remittance Amount: With respect to any Distribution Date, the sum of the amounts described in clauses (i), (ii) and (iii) of the definition of Principal Distribution Amount for that Distribution Date.

               Program Guide: The Residential Funding Seller Guide for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Depositor for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; and (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement.

               Rating Agency: Standard & Poor's, Fitch and Moody's. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification,
(a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificates: The Certificates other than the Class R Certificates.

     Regular Interest: Any one of the REMIC regular interests in the Trust Fund.

     Regulation S Global Class B Certificate: Any Temporary Regulation S Global Class B Certificate or Permanent Regulation S Global Class B Certificate.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC I: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                      (ii)   the Mortgage Loans and the related Mortgage Files;

                      (iv) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in May 2001) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund;

                      (vi) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (viii) the hazard insurance policies and Primary Insurance Policy pertaining to the Mortgage Loans, if any; and

                      (x)    all proceeds of clauses (i) through (iv) above.

               REMIC I Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the related Pass-Through Rates on the REMIC I Regular Interests, weighted on the basis of the respective Uncertificated Principal Balances thereof immediately preceding such Distribution Date.

               REMIC I Regular Interests: REMIC I Regular Interest LTA and REMIC I Regular Interest LTB.

               REMIC I Regular Interest LTA: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC I Regular Interest LTB: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

               REMIC II Interest Loss Allocation Amount: With respect to any Distribution Date, an amount equal to (a) the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) the Uncertificated Pass-Through Rate for REMIC II Regular Interest LT1 minus the Marker Rate, divided by (b) 12.

               REMIC II Net WAC Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the related Uncertificated REMIC II Pass-Through Rates on the REMIC II Regular Interests (other than REMIC II Regular Interest LTA-IO), weighted on the basis of the respective Uncertificated Principal Balances thereof immediately preceding such Distribution Date.

               REMIC II Overcollateralization Amount: With respect to any date of determination, the excess, if any, of (i) 1% of the aggregate Uncertificated Principal Balances of the REMIC II Regular Interests over (ii) the Uncertificated Principal Balances of REMIC II Regular Interests LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10 and LT11, in each case as of such date of determination.

               REMIC II Principal Loss Allocation Amount: With respect to any Distribution Date, an amount equal to the product of (i) the aggregate Stated Principal Balance of the Mortgage Loans then outstanding and (ii) 1 minus a fraction, the numerator of which is two times the Uncertificated Principal Balances of REMIC II Regular Interests LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10 and LT11, and the denominator of which is the sum of the Uncertificated Principal Balances of REMIC II Regular Interests LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10, LT11 and LT12.

               REMIC II Regular Interest LTA-IO: A regular interest that is held as an asset of REMIC II that has an initial notional amount equal to the related Uncertificated Notional Amount, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT1: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT2: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT3: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT4: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT5: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT6: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT7: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT8: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT9: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT10: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT11: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interest LT12: A regular interest in REMIC II that is held as an asset of REMIC III, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

               REMIC II Regular Interests: REMIC II Regular Interests LTA-IO, LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10, LT11 and LT12.

               REMIC II Regular Interest LT12 Maximum Interest Deferral Amount:
With respect to any Distribution Date, the excess of (i) Uncertificated Accrued Interest at the Uncertificated REMIC II Pass-Through Rate applicable to REMIC II Regular Interest LT12 for such Distribution Date on a balance equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT12 minus the REMIC II Overcollateralization Amount, in each case for such Distribution Date, over (ii) Uncertificated Accrued Interest on REMIC II Regular Interest LT2 with the rate on REMIC II Regular Interest LT2 subject to a cap equal to the lesser of (A) 5.16% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT3 with the rate on REMIC II Regular Interest LT3 subject to a cap equal to the lesser of (A) 5.50% per annum and (B) from the June 2001 Distribution Date through the November 2003

Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT4 with the rate on REMIC II Regular Interest LT4 subject to a cap equal to the lesser of (A) 5.96% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT5 with the rate on REMIC II Regular Interest LT5 subject to a cap equal to the lesser of (A) 6.64% per annum and (B) from the June 2001 Distribution Date through the November 2003 Distribution Date, the REMIC II Net WAC Rate for the purpose of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT6 with the rate on REMIC II Regular Interest LT6 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.48% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.98% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT7 with the rate on REMIC II Regular Interest LT7 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 6.87% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.37% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT8 with the rate on REMIC II Regular Interest LT8 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step- Up Date, 7.47% per annum, and in the case of any Distribution Date after the Step-Up Date, 7.97% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT9 with the rate on REMIC II Regular Interest LT9 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 7.72% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.22% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, Uncertificated Accrued Interest on REMIC II Regular Interest LT10 with the rate on REMIC II Regular Interest LT10 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.21% per annum, and in the case of any Distribution Date after the Step-Up Date, 8.71% per annum and (B) the REMIC II Net WAC Rate for purposes of this calculation, and Uncertificated Accrued Interest on REMIC II Regular Interest LT11 with the rate on REMIC II Regular Interest LT11 subject to a cap equal to the lesser of (A) in the case of any Distribution Date up to and including the Step-Up Date, 8.50% per annum, and in the case of any Distribution Date after the Step-Up Date, 9.00% per annum and
(B) the REMIC II Net WAC Rate for purposes of this calculation.

               REMIC  II  Required   Overcollateralization  Amount:  1%  of  the
          Required Overcollateralization Amount.

               REMIC III: The segregated pool of assets subject hereto (exclusive of the Reserve Fund, which is not an asset of any REMIC), constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at a rate equal to the sum of the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Repurchase Event: As defined in the Assignment Agreement.

               Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

               Required Overcollateralization Amount: $1,000,000.00.

               Reserve Fund: An "outside reserve fund" within the meaning of Treasury regulation Section 1.860G-2(h), which is not an asset of any REMIC, ownership of which is evidenced by the Class B Certificates, and which is established and maintained pursuant to Section 4.08.

               Reserve Fund Deposit: With respect to the Reserve Fund, an amount equal to $17,846, which the Trustee shall deposit into the Trust Fund pursuant to Section 4.08 hereof.

     Reserve Fund Residual Right: The right to distributions from the Reserve Fund as described in Section 4.08 hereof.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

               Rule 144A Global Class B Certificate: Any one of the Class B Certificates substantially in the form of Exhibit B-2-B hereto, and more fully described in Section 5.02(e) hereof.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

               Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

     Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

               Sixty-Plus Delinquency Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate Stated Principal Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in foreclosure and REO Properties, over (y) the aggregate Stated Principal Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

               Special Hazard Amount: As of any Distribution Date, an amount equal to $2,000,019 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated to the Mortgage Loans through Subordination in accordance with
Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 29.99% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

               The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A, Class M and Class B Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, or its successor in interest.

     Startup Date: The day designated as such pursuant to Article X hereof.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section
3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

               Stepdown Date: The later to occur of (x) the Distribution Date in June 2004 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class M and Class B Certificates immediately prior to that Distribution Date is equal to or greater than 30.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the end of the preceding Due Period and the Overcollateralization Amount is equal to the Required Overcollateralization Amount.

               Step-Up Date: Any Distribution Date on or after which the Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Depositor.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II and REMIC III due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

               Temporary Regulation S Global Class B Certificate: Any one of the Class B Certificates substantially in the form of Exhibit B-2-C hereto, and more fully described in Section 5.02(e) hereof.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trigger   Event:  A  Trigger  Event  is  in  effect  with  respect  to  any
Distribution Date on or after the Stepdown Date if any of the following conditions are met:

        (i) the three-month average of the Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, exceeds 8.00%;

        (ii) if the Distribution Date is occurring before the Distribution Date in June 2005, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage Loans since the Cut-off Date exceeds 2.80% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date;

        (iii) if the Distribution Date is occurring before the Distribution Date in June 2006, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage Loans since the Cut-off Date exceeds 3.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date; or

        (iv) if the Distribution Date is occurring on or after the Distribution Date in June 2007, the aggregate amount of Realized Losses, other than Excess Losses, on the Mortgage Loans since the Cut-off Date exceeds 3.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Trust Fund: Collectively, the assets of REMIC I, REMIC II and REMIC III, the Reserve Fund and the Reserve Fund Deposit.

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uncertificated Accrued Interest: With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance or Uncertificated Notional Amount, as applicable, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first to REMIC I Regular Interest LTA and then to REMIC I Regular Interest LTB, in each case to the extent of one month's interest at the then applicable respective Uncertificated REMIC I Pass-Through Rate on the respective Uncertificated Principal Balance of each such Uncertificated REMIC I Regular Interest. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated first, to Uncertificated Accrued Interest payable to REMIC II Regular Interest LT1 and REMIC II Regular Interest LT12 up to an aggregate amount equal to the REMIC II Interest Loss Allocation Amount, 98% and 2%, respectively, and thereafter any remaining Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for any Distribution Date shall be allocated among REMIC I Regular Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10, LT11 and LT12, pro rata based on, and to the extent of, Uncertificated Accrued Interest, as calculated without application of this sentence.

               Uncertificated Notional Amount: With respect to REMIC II Regular Interest LTA- IO and any date of determination, the Uncertificated Principal Balance of REMIC I Regular Interest LTB for such Distribution Date.

     Uncertificated Pass-Through Rate: The Uncertificated REMIC I Pass-Through Rate or Uncertificated REMIC II Pass-Through Rate.

               Uncertificated Principal Balance: The principal amount of any Uncertificated Regular Interest (other than REMIC II Regular Interest LTA-IO) outstanding as of any date of determination. The Uncertificated Principal Balance of REMIC II Regular Interest LT12 shall be increased by interest deferrals as provided in Section 4.04(b)(2)(i). The Uncertificated Principal Balance of each REMIC Regular Interest shall never be less than zero. REMIC II Regular Interest LTA-IO will not have an Uncertificated Principal Balance.

               Uncertificated REMIC I Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the Weighted Average Net Mortgage Rate.

               Uncertificated REMIC II Pass-Through Rate:

               (a) With respect to REMIC II Regular Interest LT1, REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC II Regular Interest LT4, REMIC II Regular Interest LT5, REMIC II Regular Interest LT6, REMIC II Regular Interest LT7, REMIC II Regular Interest LT8, REMIC II Regular Interest LT9, REMIC II Regular Interest LT10, REMIC II Regular Interest LT11 and REMIC II Regular Interest LT12, and any Distribution Date, a per annum rate equal to the Adjusted Net WAC Rate.

               (b) With respect to REMIC II Regular Interest LTA-IO and the first 30 Distribution Dates, the lesser of 8.00% per annum and the REMIC I Net WAC Rate, and with respect to REMIC II Regular Interest LTA-IO and any Distribution Date thereafter, 0.00% per annum. For federal income tax purposes, with respect to REMIC II Regular Interest LTA-IO and the first 30 Distribution Dates, the excess, if any, of (x) the REMIC I Net WAC Rate over (y) the excess, if any, of (i) the REMIC I Net WAC Rate over (ii) 8.00% per annum, and with respect to REMIC II Regular Interest LTA-IO and any Distribution Date thereafter, 0.00% per annum.

     Uncertificated Regular Interests: The REMIC I Regular Interests and the REMIC II Regular Interests.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) provided that, for purposes solely of the restrictions on the transfer of Class R Certificates, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person unless all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

               VA: The Veterans Administration, or its successor.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 96.50% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates (other than the Class A-IO Certificates), Class M Certificates and Class B Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class A-IO Certificates; 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB Certificates; 0.50%, 0.50% and 0.50% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II and Class R-III Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

               Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Mortgage Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date.

                                   ARTICLE III

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

               Section 4.02. Conveyance of Mortgage Loans.

               (b) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Depositor in and to (i) the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of May 2001); (ii) the Reserve Fund Deposit and
(iii) all proceeds of the foregoing.

               (d) In connection with such assignment, and contemporaneously with the delivery of this Agreement, except as set forth in Section 2.01(c) below, the Depositor does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

                      (ii) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Person stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (iv) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording thereon or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage with evidence of recording indicated thereon;

                      (vi) Unless the Mortgage Loan is registered on the MERS(R) System, the assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

                      (viii) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

                      (x) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification, assumption agreement or preferred loan agreement;

               (f) The Depositor may, in lieu of delivering the documents set forth in Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Depositor.

               (h) In connection with any Mortgage Loan, if the Depositor cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Depositor shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Depositor shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for Residential Funding and its successors and assigns. If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Depositor because of any defect therein, the Depositor shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Depositor shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

               If the Depositor delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Depositor shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

               In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Depositor further agrees that it will cause, at the Depositor's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Depositor to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Depositor further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

               (j) It is intended that the conveyances by the Depositor to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Mortgage Loans are held to be property of the Depositor or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this Section 2.01 shall be deemed to be (1) a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Depositor to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Depositor pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

               The Depositor and, at the Depositor's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officers' Certificate of the Depositor, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Depositor or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name),
(2) any change of location of the place of business or the chief executive office of Residential Funding or the Depositor or (3) any transfer of any interest of Residential Funding or the Depositor in any Mortgage Loan.

               Section 4.04. Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certificate") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Depositor or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Depositor; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Depositor and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. If such omission or defect materially and adversely affects the interests in the related Mortgage Loan of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Residential Funding that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Residential Funding and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

               Section 4.06.  Representations,  Warranties  and Covenants of the
                    Master Servicer and the Depositor.

               (b) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

                      (ii) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (iv) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (vi) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (viii) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (x) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (xii) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (xiv) No information, certificate of an officer, statement furnished in writing or report delivered to the Depositor, any Affiliate of the Depositor or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

                      (xvi) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

                      (xviii)The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

               (d) The Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

                      (iv) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                      (vi) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Depositor shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Depositor shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Depositor to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Depositor shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

               Section  4.08.  Representations  and  Warranties  of  Residential
                    Funding.

               The Depositor, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Depositor, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial


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



Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

               Section  4.10.  Execution  and  Authentication  of  Certificates;
                    Conveyance of Uncertificated REMIC Regular Interests.

        (a) The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed and caused to be authenticated and delivered to or upon the order of the Depositor the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

        (b) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the Holders of the REMIC II Regular Interests and the Holders of the Class R-I Certificates. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the Holders of the REMIC II Regular Interests and Holders of the Class R-I Certificates. The interests evidenced by the Class R-II Certificates, together with the REMIC II Regular Interests, constitute the entire beneficial ownership interest in REMIC II.

        (c) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-III Certificates. The Trustee acknowledges receipt of the REMIC II Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Certificates and the Class R-III Certificates. The interests evidenced by the Class R-III Certificate, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC III.

        (d) In exchange for REMIC II Regular Interests and, concurrently with the assignment to the Trustee thereof, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed, authenticated and delivered to or upon the order of the Depositor, the Regular Certificates in authorized denominations evidencing (together with the Class R-III Certificates) the entire beneficial ownership interest in REMIC III.

                                    ARTICLE V

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 6.02. Master Servicer to Act as Servicer.

               (b) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, following such procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities, and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (d) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (f) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

               Section 6.04. Subservicing Agreements Between Master Servicer and
                    Subservicers;   Enforcement  of  Subservicers'  Obligations;
                    Special Servicing.

               (b) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a Freddie Mac, Fannie Mae or HUD approved mortgage servicer. In addition, any Subservicer of a Mortgage Loan insured by the FHA must be an FHA-approved servicer, and any Subservicer of a Mortgage Loan guaranteed by the VA must be a VA-approved servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third- party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

               (d) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non- performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               Section 6.06. Successor Subservicers.

               The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 6.08. Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Depositor and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 6.10. No Contractual Relationship Between Subservicer and
                             Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

               Section  6.12.   Assumption  or   Termination   of   Subservicing
                    Agreements by Trustee.

               (b) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (d) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

               Section 6.14.  Collection  of  Certain  Mortgage  Loan  Payments;
                    Deposits to Custodial Account.

               (b) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (d) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (ii) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (iv) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

               (vi) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                      (viii) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

               (x) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (f) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (h) The Master Servicer shall give notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 6.16. Subservicing Accounts; Servicing Accounts.

               (b) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in


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



the Custodial Account.

               (d) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee, if any, accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (f) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (h) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.



                                             -65-

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               Section 6.18.  Access to Certain  Documentation  and  Information
                    Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

               Section 6.20. Permitted Withdrawals from the Custodial Account.

               (b) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

               (ii) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                      (iv) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                      (vi) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;



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



                      (viii) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to
        Section 3.07(c);

                      (x) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (xii) to pay to itself, a Subservicer, Residential Funding, the Depositor or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to
        Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (xiv) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

                      (xvi) to reimburse itself or the Depositor for expenses incurred by and reimbursable to it or the Depositor pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                      (xviii)to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
        (ii) or (viii) above; and

                      (xx) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to
        Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

               (d) Since, in connection with withdrawals pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.



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



               (f) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

               Section 6.22. Maintenance of Primary Insurance Coverage.

               (b) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Master Servicer had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass- through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (d) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

               Section 6.24.  Maintenance  of Fire  Insurance  and Omissions and
                    Fidelity Coverage.

               (b) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance


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



owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.


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



               (d) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Depositor. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

               Section 6.26. Enforcement of Due-on-Sale Clauses; Assumption and
                             Modification Agreements; Certain Assignments.

               (b) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due- on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (ii) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (iv) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (d) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification"


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



effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II or REMIC III to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (f) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II or REMIC III would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II or REMIC III as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (h) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following


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



such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 6.28. Realization Upon Defaulted Mortgage Loans.

               (b) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section
3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section


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



3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10.

        In addition, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (d) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (f) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II or REMIC III as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II or REMIC III to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (h) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to the Master Servicer; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and sixth, to Foreclosure Profits.

               Section 6.30. Trustee to Cooperate; Release of Mortgage Files.

               (b) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (d) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (f) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the


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execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

               Section 6.32.  Servicing  and  Other  Compensation;  Compensating
                    Interest.

               (b) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

               (d) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (f) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (h) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (j) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant


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



to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to
Section 3.10(a)(v) or (vi). With respect to any Distribution Date, Compensating Interest shall be used on such Distribution Date to cover any Prepayment Interest Shortfalls on the Mortgage Loans.

               Section 6.34. Reports to the Trustee and the Depositor.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Depositor a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 6.36. Annual Statement as to Compliance.

               The Master Servicer will deliver to the Depositor and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

               Section 6.38. Annual  Independent Public  Accountants'  Servicing
                    Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of


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



independent public accountants which shall be members of the American Institute of Certified Public Accountants to furnish a report to the Depositor and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to
Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

               Section 6.40.  Right of the  Depositor  in  Respect of the Master
                    Servicer.

               The Master Servicer shall afford the Depositor, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Depositor with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Depositor or Residential Funding. The Depositor may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. The Depositor shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                   ARTICLE VII

                         PAYMENTS TO CERTIFICATEHOLDERS

               Section 8.02. Certificate Account.

               (b) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount to be deposited in the Reserve Fund pursuant to Section 4.08, (v) any amount required to be paid pursuant to Section 9.01, and (vi) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

               (d) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

               Section 8.04. Distributions.

               (b) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Principal Distribution Amount for such date to the interest issued in respect of REMIC I, REMIC II and REMIC III as specified in this Section.

               (d) (1) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests:

               (i) to the extent of the Available Distribution Amount, first, to the Holders of REMIC I Regular Interest LTB, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates and second, to Holders of REMIC I Regular Interest LTA in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                             (A) to the Holders of REMIC I Regular Interest LTA,
               until the Uncertificated Principal Balance of REMIC I Regular Interest LTA is reduced to zero;

                             (B) to the Holders of REMIC I Regular Interest LTB,
               until the Uncertificated Principal Balance of REMIC I Regular Interest LTB is reduced to zero; and

                             (C) any remaining amount to the Holders of the
               Class R-I Certificates.

        (2) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests:

                    (i) first, to the extent of the Available Distribution
               Amount, to the Holders of REMIC II Regular Interest A-IO, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates, and second, to the Holders of REMIC II Regular Interest LT1, REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC II Regular Interest LT4, REMIC II Regular Interest LT5, REMIC II Regular Interest LT6, REMIC II Regular Interest LT7, REMIC II Regular Interest LT8, REMIC II Regular Interest LT9, REMIC II Regular Interest LT10, REMIC II Regular Interest LT11 and REMIC II Regular Interest LT12, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus
               (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC II Regular Interest LT12 shall be reduced when the REMIC II Overcollateralization Amount is less than the REMIC II Required Overcollateralization Amount, by the lesser of (x) the amount of such difference and (y) the REMIC II Regular Interest LT12 Maximum Interest Deferral Amount , and such amount will be payable to the Holders of REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC II Regular Interest LT4, REMIC II Regular


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



               Interest LT5, REMIC II Regular Interest LT6, REMIC II Regular Interest LT7 , REMIC II Regular Interest LT8, REMIC II Regular Interest LT9, REMIC II Regular Interest LT10 and REMIC II Regular Interest LT11 in the same proportion as the Overcollateralization Increase Amount is allocated to the Class A-I-1 Certificates, Class A-I-2 Certificates, Class A-I-3 Certificates, Class A-I-4 Certificates, Class A-I- 5, Certificates, Class A-II Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates and Class B Certificates, respectively; and

                   (ii) on each Distribution Date, to the Holders of REMIC II
               Regular Interests, in an amount equal to the remainder of the Available Distribution Amount after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                                    (A)     to the Holders of the REMIC II
                                            Regular Interest LT1, 98.00% of such
                    remainder until the Uncertificated
                                            Principal Balance of such REMIC II
                                            Regular Interest is reduced to zero;

                    (B) to the Holders of the REMIC II Regular Interest LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10 and LT11 1.00%
                         of such remainder, in the same proportion as principal payments are allocated to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-II, Class M-1, Class M-2 and Class M-3 Certificates and Class B Certificates, respectively; and

                    (C) to the Holders of the REMIC II Regular Interest LT12, 1.00% of such remainder;

                    provided, however, that 98.00% and 2.00% of any principal payments that are attributable to an Overcollateralization Reduction Amount shall be allocated to Holders of the REMIC II Regular Interest LT1 and REMIC II Regular Interest LT12, respectively;

     (2) any remaining amounts to the Holders of the Class R-II Certificates.

               (3) Notwithstanding the distributions on the REMIC Regular Interests described in this Section 4.02(b), distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

               (f) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final


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



distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts), in the following order of priority, in each case to the extent of the Available Distribution Amount:

                      (i) to the Class A Certificateholders, Accrued Certificate
               Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to Section 3.16, allocated to the Class A Certificates as described in Section 4.02(e) below (the "Class A Interest Distribution Amount"), with such amount allocated among the Class A Certificateholders on a pro rata basis;

                      (ii) to the Class M-1 Certificateholders from the amount,
               if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-1 Certificates as described in Section 4.02(e) (the "Class M-1 Interest Distribution Amount");

                      (iii) to the Class M-2 Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-2 Certificates as described in Section 4.02(e) (the "Class M-2 Interest Distribution Amount");

                      (iv) to the Class M-3 Certificateholders from the amount,
               if any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class M-3 Certificates as described in Section 4.02(e) (the "Class M-3 Interest Distribution Amount");

                      (v) to the Class B Certificateholders from the amount, if
               any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest pursuant to
               Section 3.16, allocated to the Class B Certificates as described in Section 4.02(e) (the "Class B Interest Distribution Amount");

                      (vi) to the Class A-I Certificateholders, in the order
               described in Section 4.02(d), and to the Class A-II Certificateholders, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class A Principal Distribution Amount, which shall be distributed to the Holders of the Class A-I Certificates and Class A-II Certificates on a pro rata basis, based on the Principal Remittance Amount for such Distribution Date from the Group I Loans and Group II Loans, respectively, until the Certificate Principal Balances of the Class A-I Certificates and Class A-II Certificates have been reduced to zero; provided, however, if on any Distribution Date the Certificate Principal Balance of the Class A-I Certificates or Class A-II Certificates has been reduced to zero, the Class A Principal Distribution Amount will be allocated to the remaining class of Class A Certificates;

                      (vii) to the Class M-1 Certificateholders, from the
               amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                      (viii) to the Class M-2 Certificateholders, from the
               amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                      (ix) to the Class M-3 Certificateholders, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                      (x) to the Class B Certificateholders, from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the Class B Principal Distribution Amount, until the Certificate Principal Balance of the Class B Certificates has been reduced to zero;

                      (xi) to the Class A, Class M and Class B
               Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Mortgage Loans, to the extent not covered by Compensating Interest on such Distribution Date, which will be allocated to the Class A, Class M and Class B Certificateholders on a pro rata basis, based on the amount of such Prepayment Interest Shortfalls;

                      (xii) to the Class A, Class M and Class B
               Certificateholders from the amount, if any, of the Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, which will be allocated to the Class A, Class M and Class B Certificateholders on a pro rata basis, based on the amount of such unpaid Prepayment Interest Shortfalls;

                      (xiii) to the Class SB Certificates, from the amount, if
               any, of the Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Overcollateralization Reduction Amount for such Distribution Date; and

                    (xiv) to the Class R-III Certificateholders, the balance, if any, of the Available Distribution Amount.

               (h) Any amounts payable to the Class A-I Certificateholders pursuant to 4.02(c)(vi) above shall be allocated to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

               (j) Any Prepayment Interest Shortfalls which are not covered by Compensating Interest as described in Section 3.16 will be allocated among the Class A, Class M and Class B Certificates pro rata in accordance with the amount of Accrued Certificate Interest that would have accrued on that Certificate absent these shortfalls. Any such uncovered Prepayment Interest Shortfalls will be paid solely pursuant to Section 4.02(c)(xi) and (xii), to the extent funds are available therefor.

               (l) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts


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



to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this Section 4.02(f) any allocation of a Realized Loss to Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class A, Class M and Class B Certificates.

               (n) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (p) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               Section 8.06. Statements to Certificateholders.

               (b) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail or otherwise make available electronically to each Holder and the Depositor a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (ii) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (iv) the amount of such  distribution to Holders of such Class of
                    Certificates allocable to interest;

               (vi) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (viii) the  amount of any  Advance by the  Master  Servicer  with respect to the
                      Mortgage Loans pursuant to Section 4.04;

               (x) the number of Mortgage Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (xii) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (xiv) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

               (xvi)the number,  aggregate  principal  balance and book value of any REO Properties;

               (xviii)the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xx) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Mortgage Loans incurred since the Cut-off Date;

               (xxii) the Special Hazard Amount and Fraud Loss Amount as of the
                      close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xxiv) the  Pass-Through  Rate on each Class of Certificates  and the Weighted Average Net Mortgage Rate;

               (xxvi)  the   Overcollateralization   Amount  and  the   Required
                    Overcollateralization  Amount  following  such  Distribution
                    Date;

               (xxviii) the number and aggregate  principal  balance of Mortgage
                    Loans repurchased under Section 4.07;

               (xxx)the  aggregate   amount  of  any  recoveries  on  previously
                    foreclosed loans from Residential Funding due to a breach of representation or warranty;

               (xxxii)the aggregate of any deposits to and withdrawals from the
                      Reserve Fund for such Distribution Date and the remaining amount on deposit in the Reserve Fund after such deposits and withdrawals;

               (xxxiv) the weighted  average  remaining  term to maturity of the
                    Mortgage   Loans   after   giving   effect  to  the  amounts
                    distributed on such Distribution Date; and

               (xxxvi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (d) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

               (f) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 8.08. Distribution of Reports to the Trustee and the Depositor; Advances by the Master Servicer.

               (b) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement (which may be in a mutually agreeable electronic format) to the Trustee, any Paying Agent and the Depositor (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth (i) the Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a),
(iii) the amount of Prepayment Interest Shortfalls, (iii) the amounts required to be withdrawn from and deposited into the Reserve Fund pursuant to Section
4.08 and (iv) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (d) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

     The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Depositor and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

               The Trustee shall deposit all funds it receives pursuant to this
Section 4.04 into the Certificate Account.

               Section 8.10. Allocation of Realized Losses.

               (b) Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses on the Mortgage Loans (other than Excess Losses) shall be allocated as follows: first, to the Excess Cash Flow, by increasing the amount of clause (iv) of the definition of Principal Distribution Amount, second, by reduction of the Overcollateralization Amount, until such amount has been reduced to zero; third, to the Class B Certificates; fourth, to the Class M-3 Certificates; fifth, to the Class M-2 Certificates; sixth, to the Class M-1 Certificates; and thereafter, to the Class A Certificates on a pro rata basis, based on their respective aggregate Certificate Principal Balances. Any Excess Losses on the Mortgage Loans will be allocated to the Class A, Class M and Class B Certificates on a pro rata basis, in an amount equal to a fraction of such losses equal to (x) the aggregate Certificate Principal Balance of the Class A, Class M and Class B Certificates over (y) the aggregate Stated Principal Balance of the Mortgage Loans, and the remainder of such losses shall be allocated to the Overcollateralization Amount in reduction of the amount thereof.

               (d) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A, Class M or Class B Certificates shall be made by reducing the

Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the priority of payment provisions of Section 4.02(c). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

               (f) All Realized Losses on the Mortgage Loans shall be allocated on each Distribution Date to the following REMIC I Regular Interests to REMIC I Regular Interest LTA until the Uncertificated Principal Balance has been reduced to zero and then to REMIC I Regular Interest LTB until the Uncertificated Principal Balance has been reduced to zero. All Realized Losses on the REMIC I Regular Interest LTA and REMIC I Regular Interest LTB shall be deemed to have been allocated to the following REMIC II Regular Interests in the specified percentages, as follows: first, to Uncertificated Accrued Interest payable to the REMIC II Regular Interests LT1 and LT12 up to an aggregate amount equal to the excess of (a) the REMIC II Interest Loss Allocation Amount over (b) Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Mortgage Loans for such Distribution Date, 98% and 2%, respectively; second, to the Uncertificated Principal Balances of the REMIC II Regular Interests LT1 and LT12 up to an aggregate amount equal to the REMIC II Principal Loss Allocation Amount, 98% and 2%, respectively; third, to the Uncertificated Principal Balances of REMIC II Regular Interest LT1, REMIC II Regular Interest LT11 and REMIC II Regular Interest LT8, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest LT11 has been reduced to zero; fourth, to the Uncertificated Principal Balances of REMIC II Regular Interest LT1, REMIC II Regular Interest LT10 and REMIC II Regular Interest LT8, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest LT10 has been reduced to zero; fifth, to the Uncertificated Principal Balances of REMIC II Regular Interest LT1, REMIC II Regular Interest LT9 and REMIC II Regular Interest LT8, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest LT9 has been reduced to zero; sixth, to the Uncertificated Principal Balances of REMIC II Regular Interest LT1, REMIC II Regular Interest LT8 and REMIC II Regular Interest LT8, 98%, 1% and 1%, respectively, until the Uncertificated Principal Balance of REMIC II Regular Interest LT8 has been reduced to zero; seventh, to the Uncertificated Principal Balances of (i) REMIC II Regular Interest LT1, (ii) REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC II Regular Interest LT4, REMIC II Regular Interest LT5, REMIC II Regular Interest LT6 and REMIC II Regular Interest LT7, and (iii) REMIC II Regular Interest LT12, (i) 98%, (ii) 1%, pro rata, and (iii) 1%, respectively, until the Uncertificated Principal Balances of REMIC II Regular Interest LT2, REMIC II Regular Interest LT3, REMIC II Regular Interest LT4, REMIC II Regular Interest LT5, REMIC II Regular Interest LT6 and REMIC II Regular Interest LT7, have been reduced to zero.

              Section 8.12. Reports of Foreclosures and Abandonment of Mortgaged
                             Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

               Section 8.14. Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor; provided, that any such Mortgage Loan that becomes 90 days or more delinquent during any given Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following Calendar Quarter, and ending at the close of business on the second-to-last Business Day of such following Calendar Quarter. Such option if not exercised shall not thereafter be reinstated as to any Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

               Section  8.16.   Distribution   of  Class  B  Net  WAC  Shortfall
                    Carry-Forward Amount; Reserve Fund.

               (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of Class B Certificates, the Reserve Fund. In addition, on the Closing Date, the Trustee shall deposit into the Reserve Fund the Reserve Fund Deposit.

        On each Distribution Date, to the extent required, the Trustee shall make withdrawals from the Reserve Fund and use the amounts in the Reserve Fund to make distributions to the Class B Certificates, in an amount equal to the amount of any Class B Net WAC Shortfall Carry-Forward Amount on such Certificate. On the 30th Distribution Date, after the distributions described in the second preceding sentence, the Trustee shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) any remaining amounts and distribute them to the holder of the Reserve Fund Residual Right.

     (b) The Reserve Fund shall be an Eligible Account. Amounts held in the Reserve Fund from time to time shall continue to constitute assets of the Trust Fund, but not of the REMICs, until released from the Reserve Fund pursuant to this Section 4.08. The Reserve Fund constitutes an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and is not an asset of the REMICs. Bear, Stearns & Co. Inc. shall be the owner of the Reserve Fund. The Trustee shall keep records that accurately reflect the funds on deposit in the Reserve Fund. The Trustee shall, at the direction of the Master Servicer, invest amounts on deposit in the Reserve Fund in Permitted Investments. In the absence of written direction to the Trustee from the Master Servicer, all funds in the Reserve Fund shall remain uninvested. On each Distribution Date, the Trustee shall distribute any interest on the Reserve Fund to the holder of the Reserve Fund Residual Right.

     (c) The holder of the Reserve Fund Residual Right with respect to the Reserve Fund shall initially be Bear, Stearns & Co. Inc., and such Reserve Fund Residual Right shall at all times be owned by Bear, Stearns & Co. Inc. So long as Bear, Stearns & Co. Inc. is the holder of the Class B Certificates, any amounts payable pursuant to this Section 4.08 shall be payable to Bear, Stearns & Co. Inc.

                                   ARTICLE IX

                                THE CERTIFICATES

               Section 10.02.       The Certificates.

               (b) The Class A Certificates, Class M Certificates, Class B Certificates, Class SB Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B-1, B-2, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A and Class M-1 Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 and Class M-3 Certificates shall be issuable in minimum dollar denominations of $250,000 and integral multiples of $1 in excess thereof. The Class B Certificates shall be issuable in minimum dollar denominations of $1,000,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%. On the Closing Date, one Class B Certificate shall be registered as a Temporary Regulation S Global Class B Certificate with a Certificate Principal Balance of $5,000,000.00 and one Class B Certificate shall be registered as a Rule 144A Global Class B Certificate with a Certificate Principal Balance of $0.00.

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (d) The Class A, Class M and Class B Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A, Class M or Class B Certificate, through the book-entry facilities of the

Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book- Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder. Any Class B Certificate issued as a Definitive Certificate shall be in the form of Exhibit B-2-A hereto.

               Unless the Trustee determines otherwise in accordance with applicable law and the rules and procedures of, or applicable to, the Depository, transfers of a beneficial interest in the Class B Certificates to a "qualified institutional buyer" as defined under Rule 144A may only be effectuated by means of an "SRO Rule 144A System" approved for such purpose by the Securities and Exchange Commission.

               No Ownership Interest in a Temporary Regulation S Global Class B Certificate or Permanent Regulation S Global Class B Certificate may at any time be transferred to a transferee that takes delivery in the form of a Definitive Certificate.

               (f) Each of the Certificates is intended to be a "security" governed by Article 8 of the Uniform Commercial Code as in effect in the State of New York and any other applicable jurisdiction, to the extent that any of such laws may be applicable.

               Section  10.04.   Registration   of  Transfer   and  Exchange  of
                    Certificates.

               (b) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (d) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (f) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (h) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Depositor directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Depositor and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Depositor, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

               (j) (i) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the 1933 Act, and any applicable state securities laws or is made in accordance with said Act and laws.

     (ii) Class B Certificates sold to "qualified institutional buyers" as defined in and in reliance on Rule 144A under the 1933 Act shall be represented by one or more Rule 144A Global Class B Certificates. Class B Certificates sold in offshore transactions to "qualified institutional buyers" as defined in Rule 144A under the 1933 Act and in reliance on Regulation S under the Securities Act shall be represented initially by Temporary Regulation S Global Class B Certificates.

     (iii) The Temporary Regulation S Global Class B Certificates shall be exchanged on the later of (i) 40 days after the later of the Closing Date (ii) the date on which the requisite certifications are due to and provided to the Trustee (the later of clauses (i) and (ii), the "Exchange Date") for Permanent Regulation S Global Class B Certificates. Regulation S Global Class B Certificates shall be issued in registered form, without coupons, and deposited upon the order of the Transferor with the Trustee as custodian for and registered in the name of a nominee of the Depository for credit to the account of the depositaries for Euroclear and Clearstream.

     (iv) A Certificate Owner holding an interest in a Temporary Regulation S Global Class B Certificate may receive payments in respect of the Certificates on the Temporary Regulation S Global Class B Certificate only after the delivery, to Euroclear or Clearstream, as the case may be, of a written certification substantially in the form set forth in Exhibit Q, and upon delivery by Euroclear or Clearstream, as the case may be, to the Trustee and Certificate Registrar of a certification or certifications substantially in the form set forth in Exhibit R. The delivery by a Certificate Owner of the certification referred to above shall constitute its irrevocable instruction to Euroclear or Clearstream, as the case may be, to arrange for the exchange of the Certificate Owner's interest in the Temporary Regulation S Global Class B Certificate for a beneficial interest in the Permanent Regulation S Global Class B Certificate after the Exchange Date in accordance with paragraph (v) below.

     (v) After (i) the Exchange Date and (ii) receipt by the Certificate Registrar of written instructions from Euroclear or Clearstream, as the case may be, directing the Certificate Registrar to credit or cause to be credited to either Euroclear's or Clearstream's, as the case may be, Depository's account a beneficial interest in the Permanent Regulation S Global Class B Certificate in a principal amount not greater than that of the beneficial interest in the Temporary Regulation S Global Class B Certificate, the Certificate Registrar shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global Class B Certificate and increase the principal amount of the Permanent Regulation S Global Class B Certificate, by the principal amount of the beneficial interest in the Temporary Regulation S Global Class B Certificate to be so transferred, and to credit or cause to be credited to the account of Euroclear, Clearstream or a Person who has an account with the Depository as the case may be, a beneficial interest in the Permanent Regulation S Global Class B Certificate having a Certificate Principal Balance of the Temporary Regulation S Global Class B that was reduced upon the transfer. Upon return of the entire principal amount of the Temporary Regulation S Global Class B Certificate to the Trustee in exchange for beneficial interests in the Permanent Regulation S
Global Class B Certificate, Trustee shall cancel the Temporary Regulation S Global Class B Certificate by perforation and shall forthwith destroy it.

     (vi) For transfer of an interest in a Permanent Regulation S Global Class B Certificate for an interest in the Rule 144A Global Class B Certificate, if the Certificateholder of a beneficial interest in an Permanent Regulation S Global Class B Certificate deposited with the Depository wishes at any time to exchange its interest in the Permanent Regulation S Global Class B Certificate, or to transfer its interest in the Permanent Regulation S Global Class B Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Class B Certificate, the Certificateholder may, subject to the rules and procedures of Euroclear or Clearstream and the Depository, as the case may be, give directions for the Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Rule 144A Global Class B Certificate. Upon receipt by the Certificate Registrar of instructions from Euroclear or Clearstream or from the Depository, as the case may be, directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Class B Certificate equal to the Percentage Interest in the Permanent Regulation S Global Class B Certificate to be exchanged or transferred (such instructions to contain information regarding the Depository Participant account to be credited with the increase, and, with respect to an exchange or transfer of an interest in the Permanent Regulation S Global Class B Certificate, information regarding the Depository Participant account to be debited with the decrease), the Certificate Registrar shall instruct the Depository to reduce the Permanent Regulation S Global Class

B Certificate by the aggregate principal amount of the beneficial interest in the Permanent Regulation S Global Class B Certificate to be exchanged or transferred, and the Certificate Registrar shall instruct the Depository, concurrently with the reduction, to increase the principal amount of the Rule 144A Global Class B Certificate by the aggregate Certificate Principal Balance of the beneficial interest in the Permanent Regulation S Global Class B Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Rule 144A Global Class B Certificate equal to the reduction in the Certificate Principal Balance of the Permanent Regulation S Global Class B Certificate.

     (vii) For transfers of an interest in the Rule 144A Global Class B Certificate for an interest in a Regulation S Book-Entry Certificate, if a Certificate Owner holding a beneficial interest in the Rule 144A Global Class B Certificate wishes at any time to exchange its interest in the Rule 144A Global Class B Certificate for an interest in a Regulation S Book-Entry Certificate, or to transfer its interest in the 144A Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Book-Entry Certificate, the Certificateholder may, subject to the rules and procedures of the Depository, give directions for the Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Regulation S Book-Entry Certificate. Upon receipt by the Certificate Registrar of (A) instructions given in accordance with the Depository's procedures from a Depository Participant directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Regulation S Book-Entry Certificate in an amount equal to the beneficial interest in the Rule 144A Global Class B Certificate to be exchanged or transferred, (B) a written order given in accordance with the Depository's procedures containing information regarding the account of the depositaries for Euroclear or Clearstream or another Depository Participant, as the case may be, to be credited with the increase and the name of the account and (C) certificates in the forms of Exhibits S and T, respectively, given by the Certificate Owner and the proposed transferee of the interest, the Certificate Registrar shall instruct the Depository to reduce the Rule 144A Global Class B Certificate by the aggregate principal amount of the beneficial interest in the Rule 144A Global Class B Certificate to be so exchanged or transferred and the Certificate Registrar shall instruct the Depository, concurrently with the reduction, to increase the principal amount of the Regulation S Book-Entry Certificate by the aggregate Certificate Principal Balance of the beneficial interest in the Rule 144A Global Class B Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Regulation S Book-Entry Certificate equal to the reduction in the Certificate Principal Balance of the Rule 144A Global Class B Certificate.

     (viii) Notwithstanding any other provisions of this Section 5.02(e), a Placement Agent for the Class B Certificates may exchange beneficial interests in the Temporary Regulation S Global Class B Certificate held by it for interests in the Rule 144A Global Class B Certificate only after delivery by the Placement Agent of instructions for the exchange substantially in the form of Exhibit U. Upon receipt of the instructions provided in the preceding sentence, the Certificate Registrar shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global Class B Certificate to be so transferred and shall instruct the Depository to increase the principal amount of the Rule 144A Global Class B Certificate and credit or cause to be credited to the account of the placement agent a beneficial interest in the Rule 144A Global Class

B Certificate having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Class B Certificate was reduced upon the transfer pursuant to the instructions provided in the first sentence of this clause (viii).

     (ix) In the event that a transfer of a Class B Certificate which is a Definitive Certificate is to be made, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Depositor or the Master Servicer.

     (x) The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

               (l) In the case of any Class M, Class B, Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase or holding of such Class M, Class B, Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Depositor and the Master Servicer with a certification to the effect set forth in Exhibit P (with respect to a Class M or Class B Certificate) (which certification shall be deemed to have been given by a Class M or Class B Certificateholder who acquires a Book-Entry Certificate), Exhibit O (with respect to a Class SB Certificate) or in paragraph fourteen of Exhibit H-1 (with respect to a Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an insurance company investing its general accounts, an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition or (b) in the case of a Class M or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
(b), a "Complying Insurance Company").

               (n) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (B) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (D) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                    Section 5.02(g) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (F) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (H) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (J) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (B) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
                    Section   1.860G-3,   then  the  last  preceding   Permitted
                    Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this
                    Section 5.02(g) or for making any payments due on
                    such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (D) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this
                    Section 5.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E- 2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (vi) The provisions of this Section 5.02(g) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (B) Written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (D) A certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II or REMIC III to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II or REMIC III to be subject to an entity- level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC- related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (p) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (r) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

               Section 10.06. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 10.08.       Persons Deemed Owners.

               Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

               Section 10.10.       Appointment of Paying Agent.

               The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

               Section 10.12.       Optional Purchase of Certificates.

               (b) On any Distribution Date on or after the Step-Up Date, the Master Servicer shall have the right, at its option, to purchase the Class A, Class M and Class B Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon, any previously unpaid Accrued Certificate Interest, and any unpaid Prepayment Interest Shortfall previously allocated thereto.

               (d) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that it will purchase the related Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution

Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (ii) the Distribution Date upon which purchase of the related Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (iv)   the purchase price therefor, if known, and

                      (vi) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer gives the notice specified above, the Master Servicer shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

               (f) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

               (h) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE XI

                      THE DEPOSITOR AND THE MASTER SERVICER

               Section 12.02.  Respective  Liabilities  of the Depositor and the
                    Master Servicer.


               The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Master Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 12.04.  Merger or  Consolidation  of the Depositor or the
                    Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (b) The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (d) Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M or Class B Certificates will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (f) Notwithstanding anything else in this Section 6.02 and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

               Section 12.06.  Limitation  on  Liability of the  Depositor,  the
                    Master Servicer and Others.

               Neither the Depositor, the Master Servicer nor any of the directors, officers, employees or agents of the Depositor or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer and any director, officer, employee or agent of the Depositor or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the

Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 12.08.       Depositor and Master Servicer Not to Resign.

               Subject to the provisions of Section 6.02, neither the Depositor nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with
Section 7.02.

                                  ARTICLE XIII

                                     DEFAULT

               Section 14.02.       Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (ii) the Master  Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

               (iv) the Master  Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

               (vi) a  decree  or  order of a court  or  agency  or  supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (viii) the Master  Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (x) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (xii)  the Master Servicer shall notify the Trustee pursuant to
                      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Depositor or the Trustee shall at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, by notice in writing to the Master Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the Depositor), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, the successor to the Master Servicer appointed pursuant to Section 7.02 shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Depositor, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and
(vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Depositor shall deliver to the Trustee a copy of the Program Guide.

               Section  14.04.  Trustee  or  Depositor  to Act;  Appointment  of
                    Successor.

               (b) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Depositor, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               (d) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

               Section 14.06.       Notification to Certificateholders.

               (b) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (d) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

               Section 14.08.       Waiver of Events of Default.

               The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                          ARTICLE XV

                                    CONCERNING THE TRUSTEE

               Section 16.02.       Duties of Trustee.

               (b) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (d) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 3.22(d) herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (f) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (ii) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (iv) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (vi) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (viii) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Depositor or any Certificateholder; and

                      (x) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (h) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 16.04.       Certain Matters Affecting the Trustee.

               (b)    Except as otherwise provided in Section 8.01:

                      (ii) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (iv) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (viii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (x) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                      (xii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and


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                      (xiv) To the extent authorized under the Code and the
        regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (d) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

               Section 16.06.  Trustee Not Liable for  Certificates  or Mortgage
                    Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Depositor or the Master Servicer.

               Section 16.08.       Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

               Section  16.10.   Master  Servicer  to  Pay  Trustee's  Fees  and
                    Expenses; Indemnification.


               (b) The Master Servicer covenants and agrees to pay to the Trustee and any co- trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of


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a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co- trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (d) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                      (ii) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (iv) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (vi) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

               Section 16.12.       Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If


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



such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 16.14.       Resignation and Removal of the Trustee.

               (b) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Master Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (d) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Depositor determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Depositor) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Depositor, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Depositor shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

               (f) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of


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



which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (h) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 16.16.       Successor Trustee.

               (b) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (d) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (f) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

               Section 16.18.       Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.



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



               Section 16.20.     Appointment of Co-Trustee or Separate Trustee.

               (b) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (d) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (f) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (h) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


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




               Section 16.22.       Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer and the Depositor, appoint one or more Custodians who are not Affiliates of the Depositor or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

               Section 16.24.       Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 450 West 33rd Street, 14th Floor, New York, New York 10001 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.



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



                                  ARTICLE XVII

                                   TERMINATION

               Section 18.02.  Termination  Upon Purchase by the Master Servicer
                    or Liquidation of All Mortgage Loans.

               (b) Subject to Section 9.02, the respective obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Depositor to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (ii) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (iv) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), to, but not including, the first day of the month in which such repurchase price is distributed; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof; provided further, that, if the amount due under any Certificate shall not have been reduced to zero prior to the Maturity Date, the Master Servicer shall be required to terminate this Agreement in accordance with this clause (ii); and provided further, that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II or REMIC III as a REMIC.

               The right of the Master Servicer to purchase all the assets of the Trust Fund relating to the Mortgage Loans, pursuant to clause (ii) above is conditioned upon the date of such purchase occurring on or after the Step-Up Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and


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



any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

               (d) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (ii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (iv)   the amount of any such final payment, if known, and

                      (vi) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

        The Master Servicer shall provide to the Trustee written notification of any change to the anticipated Final Distribution Date as soon as practicable. If the Trust Fund is not terminated on the anticipated Final Distribution Date, for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

               (f) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase, or (ii) if the Master Servicer elected to so repurchase, an amount equal to the outstanding Certificate Principal Balance of the Class A, Class M and Class B Certificates, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.



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



               (h) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

               Section 18.04.       Additional Termination Requirements.

               (b) Each of REMIC I, REMIC II and REMIC III, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II and REMIC III, as the case may be, to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (ii) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II and REMIC III, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II and REMIC III, under Section 860F of the Code and the regulations thereunder;

                      (iv) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and



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



                      (vi) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (d) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II and REMIC III at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.



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



                                   ARTICLE XIX

                                REMIC PROVISIONS

               Section 20.02.       REMIC Administration.

               (b) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in the REMIC II. The Class A-1, Class A-2, Class A-IO, Class M-1, Class M-2, Class M-3, Class B and Class SB Certificates shall be designated as the "regular interests" in REMIC III and the Class R-III Certificates shall be designated the sole class of "residual interests" in REMIC
III. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

               (d) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

               (f) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II and REMIC III in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II and REMIC III in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (h) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns


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



in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (j) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

               (l) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (n) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in
Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (p) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (r) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (t) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (v) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the principal balance of each regular interest in each REMIC would be reduced to zero is May 25, 2031.

               (x) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (z) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the termination of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II or REMIC III as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

               (n) The Trustee shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h). The Reserve Fund shall be owned by the Class B Certificateholders, and is not an asset of the REMICs. The Trustee shall treat the rights of the Class B Certificateholders to receive payments from the Reserve Fund as rights in an interest rate cap contract written by Bear, Stearns in favor of the Class B Certificateholders. Thus, each Class B Certificate shall be treated as representing ownership of not only REMIC III regular interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC III regular interests, the Trustee shall assume that the interest rate cap contract with respect to the Class B Certificates has a de minimis value.

               Section 20.04.  Master Servicer,  REMIC Administrator and Trustee
                    Indemnification.



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



               (b) The Trustee agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

               (d) The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this
Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (f) The Master Servicer agrees to indemnify the Trust Fund, the Depositor, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.



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




                                   ARTICLE XXI

                            MISCELLANEOUS PROVISIONS

               Section 22.02.       Amendment.

               (b) This Agreement or any Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee:

                      (ii)   to cure any ambiguity,

                      (iv) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (vi) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II or REMIC III as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (viii) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                      (x) to modify, eliminate or add to the provisions of
        Section 5.02(g) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then- current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders

          (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                      (xii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

               (d) This Agreement or any Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (ii) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (iv) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                      (vi) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (f) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Depositor or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II or REMIC III to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (h) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (j) The Depositor shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Depositor, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Depositor or any successor, all within the meaning of Treasury regulations
Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Depositor and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Depositor elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Depositor may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Depositor shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 22.04.       Recordation of Agreement; Counterparts.

               (b) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (d) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 22.06.       Limitation on Rights of Certificateholders.

               (b) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (d) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (f) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 22.08.       Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 22.10.       Notices.


               All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor; (b) in the case of the Master Servicer, 2255 North Ontario Street, Burbank, California 91504-3120, Attention: Bond Administration or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, 450 West 33rd Street, 14th Floor, New York, New York 10001, Attention: Residential Asset Mortgage Products Inc. Series 2001-RZ2 or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention: Mortgage Surveillance or such other address as may be hereafter furnished to the Depositor, Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Moody's, and (f) in the case of Fitch, One State Street Plaza, 32nd Floor, New York, New York 10004, or such other address as may be hereafter furnished to the Depositor, the Trustee and the Master Servicer in writing by Fitch. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 22.12.       Notices to Rating Agencies.

               The Depositor, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (i), (ii), (iii), (iv), (vii), (viii),
(ix) or (x) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (x) and (vi) below:

               (ii)   a material change or amendment to this Agreement,

               (iv)   the occurrence of an Event of Default,

               (vi) the  termination  or  appointment  of  a  successor   Master
                    Servicer or Trustee or a change in the majority ownership of the Trustee,

               (viii) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (x) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

               (xii)the  statements   required  to  be  delivered   pursuant  to
                    Sections 3.18 and 3.19,

               (xiv)a change in the  location  of the  Custodial  Account or the
                    Certificate Account,

               (xvi) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

               (xviii)the occurrence of the Final Distribution Date, and

               (xx)   the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (iv), (vii) or (viii) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

               Section 22.14.       Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               Section 22.16.     Supplemental Provisions for Resecuritization.

               (b) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Depositor or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Depositor may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Depositor, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Depositor shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                                RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Julie Steinhagen
                                                Title: Vice President

Attest:
        -------------------------------
Name:   Randy Van Zee
Title:  Vice President

                                                RESIDENTIAL FUNDING CORPORATION

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Randy Van Zee
                                                Title: Director

Attest:
       ---------------------------------------
Name:   Julie Steinhagen
Title:  Director

                                                THE CHASE MANHATTAN BANK,
                                                   as Trustee

[Seal]                                          By:
                                                   -----------------------------
                                                Name:  Mark McDermott
                                                Title:  Assistant Vice President
Attest:
        ---------------------------------------
Name:
Title:

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ---------------------------
                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                ------------------------
                                                Notary Public

[Notarial Seal]

STATE OF NEW YORK                        )
                                         ) ss.:
COUNTY OF NEW YORK                       )


        On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of The Chase Manhattan Bank, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                ------------------------
                                                       Notary Public

[Notarial Seal]

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class A-[__] Senior                 Certificate No. 1

                                    [__%] Pass-Through Rate
Date of Pooling and Servicing
Agreement and Cut-off Date:         Percentage Interest: 100%
May 1, 2001

First Distribution Date:            Aggregate Initial [Certificate Principal
June 25, 2001                      Balance][Notional Amount] of the Class A-[__]
                                    Certificates:  $__________
Master Servicer:
Residential Funding Corporation     Initial [Certificate Principal Balance]
                                                [Notional
                                    Amount] of this Class A-[__] Certificate:
Final Scheduled Distribution Date:  $__________
----------------

Maturity Date:                      CUSIP ____________
May 25, 2031

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class A-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class A-[__] Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial [Certificate Principal Balance][Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance][Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage

Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                               THE CHASE MANHATTAN BANK,
                                                    as Trustee


                                               By:
                                                    ----------------------------
                                                    Authorized Signatory

Dated: May 30, 2001

                          CERTIFICATE OF AUTHENTICATION

        This is one of the Class A-[__] Certificates referred to in the within-mentioned Agreement.


                                               THE CHASE MANHATTAN BANK,
                                                    as Certificate Registrar


                                               By:
                                                    ---------------------------
                                                    Authorized Signatory

                                          ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
      -----------------------        -------------------------------------------
                                     Signature by or on behalf of assignor


                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.

                                   EXHIBIT B-1

                               FORM OF CLASS M-[__] CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY


                                            B-1-1

PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.




                                            B-1-2

Certificate No. 1                 ____% Pass-Through Rate
Class M-[__] Mezzanine            Aggregate Certificate Principal Balance of the
                                  Class M-[__] Certificates:
                                  $----------
Date of Pooling and Servicing     Initial Certificate Principal Balance of this
Agreement and Cut-off Date:       Certificate:
May 1, 2001                       $__________
First Distribution Date:          CUSIP _________
June 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
May 25, 2031
Maturity Date:
May 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class M-[__] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                            B-1-3
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-1 Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


                                            B-1-4

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither


                                            B-1-5
the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                            B-1-6

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               ---------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M-[__] Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                            B-1-7

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      ---------------------------------------------------------
                             Signature by or on behalf of assignor




                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.


                                            B-1-8

                                  EXHIBIT B-2-A

                            FORM OF DEFINITIVE CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        NO TRANSFER OF THIS CLASS B CERTIFICATE WILL BE MADE UNLESS EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY


                                           B-2-A-1

PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(F) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.




                                           B-2-A-2

Certificate No. 1               ____% Pass-Through Rate
Class B                         Aggregate Certificate Principal Balance of the
                                Class B Certificates:
                                $----------
Date of Pooling and Servicing   Initial Certificate Principal Balance of this
Agreement and Cut-off Date:     Certificate:
May 1, 2001                     $__________
First Distribution Date:        CUSIP _________
June 25, 2001
Master Servicer:
Residential Funding Corporation
Final Scheduled Distribution Date:
May 25, 2031
Maturity Date:
May 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                           B-2-A-3
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class B Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(f) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(f) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").


                                           B-2-A-4

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither


                                           B-2-A-5
the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                           B-2-A-6

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               ---------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                            Authorized Signatory


                                           B-2-A-7

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      ---------------------------------------------------------
                             Signature by or on behalf of assignor



                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.


                                           B-2-A-8

                         FORM OF RULE 144A GLOBAL CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE CERTIFICATES DESCRIBED HEREIN MAY ONLY BE OFFERED TO (I) "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A AND/OR (II) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE "QUALIFIED INSTITUTIONAL BUYERS" AND WHICH ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT.

        NO TRANSFER OF THIS CLASS B CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED AN OFFICER'S CERTIFICATE TO THE EFFECT THAT SUCH RESTRICTIONS NO LONGER APPLY, OR EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY


                                           B-2-B-1

PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT


                                           B-2-B-2

AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.


                                           B-2-B-3

Certificate No. 1                 ____% Pass-Through Rate
Class B Subordinate               Aggregate Certificate Principal Balance of the
                                  Class B Certificates:
                                  $-----------
Date of Pooling and Servicing     Initial Certificate Principal Balance of this
Agreement and Cut-off Date:       Certificate:
May 1, 2001                       $_____
First Distribution Date:          CUSIP____________
Juen 25, 2001
Master Servicer:                  ISIN___________
Residential Funding Corporation
Final Scheduled Distribution Date:
May 25, 2031
Maturity Date:
May 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                           B-2-B-4
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, unless an Officer's Certificate to the effect that such restrictions no longer apply has been delivered to the trustee in accordance with the pooling and servicing agreement, no transfer of this Class B Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or (ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.



                                           B-2-B-5

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                                           B-2-B-6

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                           B-2-B-7

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               -------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               -------------------------------
                                            Authorized Signatory


                                           B-2-B-8

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      --------------------------------------------------------
                             Signature by or on behalf of assignor



                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.


                                           B-2-B-9

                   FORM OF TEMPORARY REGULATION S GLOBAL CLASS B CERTIFICATE

        THIS CERTIFICATE IS A TEMPORARY REGULATION S GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS TEMPORARY REGULATION S GLOBAL CLASS B CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE POOLING AND SERVICING AGREEMENT.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE 1933 ACT AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE CERTIFICATES DESCRIBED HEREIN MAY ONLY BE OFFERED TO (I) "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A AND/OR (II) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE "QUALIFIED INSTITUTIONAL BUYERS" AND WHICH ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT.

        NO TRANSFER OF THIS CLASS B CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED AN OFFICER'S CERTIFICATE TO THE EFFECT THAT SUCH RESTRICTIONS NO LONGER APPLY, OR EITHER (A) AN OPINION OF


                                           B-2-C-1

COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.



                                           B-2-C-2

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.


                                           B-2-C-3

Certificate No. 1                 _____% Pass-Through Rate
Class B Subordinate               Aggregate Certificate Principal Balance of the
                                  Class B Certificates:
                                  $-------------
Date of Pooling and Servicing     Initial Certificate Principal Balance of this
Agreement and Cut-off Date:       Certificate:
May 1, 2001                       $_____________
First Distribution Date:          CUSIP___________
June 25, 2001
Master Servicer:                  ISIN___________
Residential Funding Corporation
Final Scheduled Distribution Date:
May 25, 2031
Maturity Date:
May 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                           B-2-C-4
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, unless an Officer's Certificate to the effect that such restrictions no longer apply has been delivered to the trustee in accordance with the pooling and servicing agreement, no transfer of this Class B Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or (ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.



                                           B-2-C-5

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                                           B-2-C-6

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                           B-2-C-7

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               --------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               --------------------------------
                                            Authorized Signatory


                                           B-2-C-8

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      --------------------------------------------------------
                             Signature by or on behalf of assignor




                                                   Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.


                                           B-2-C-9

                   FORM OF PERMANENT REGULATION S GLOBAL CLASS B CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE EXCHANGE DATE EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE CERTIFICATES DESCRIBED HEREIN MAY ONLY BE OFFERED TO (I) "QUALIFIED INSTITUTIONAL BUYERS" AS DEFINED UNDER RULE 144A AND/OR (II) OUTSIDE THE UNITED STATES TO ENTITIES WHICH ARE "QUALIFIED INSTITUTIONAL BUYERS" AND WHICH ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT.

        NO TRANSFER OF THIS CLASS B CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED AN OFFICER'S CERTIFICATE TO THE EFFECT THAT SUCH RESTRICTIONS NO LONGER APPLY, OR EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE CODE AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR


                                           B-2-D-1

SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM DESCRIBED IN THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR
SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

        NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1.      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
        REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS
        CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH
        TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
        THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
        DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
        BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
        DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

        ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


                                           B-2-D-2

        THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.


                                           B-2-D-3

Certificate No. 1               ______% Pass-Through Rate
Class B Subordinate             Aggregate Certificate Principal Balance of the
                                Class B Certificates:
                                $----------
Date of Pooling and Servicing   Initial Certificate Principal Balance of this
Agreement and Cut-off Date:     Certificate:
May 1, 2001                     $__________
First Distribution Date:        CUSIP __________
June 25, 2001
Master Servicer:                ISIN___________
Residential Funding Corporation
Final Scheduled Distribution Date:
May 25, 2031
Maturity Date:
May 25, 2031



                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2
               evidencing a percentage interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Depositor, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement


                                           B-2-D-4
referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, unless an Officer's Certificate to the effect that such restrictions no longer apply has been delivered to the trustee in accordance with the pooling and servicing agreement, no transfer of this Class B Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or (ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.



                                           B-2-D-5

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                                           B-2-D-6

               The Depositor, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Depositor to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                           B-2-D-7

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: May 30, 2001                 THE CHASE MANHATTAN BANK,
                                   as Trustee

                                            By:
                                               -------------------------------
                                            Authorized Signatory




                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                               -------------------------------
                                            Authorized Signatory


                                           B-2-D-8

                                          ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                      ----------------------------------------------------------
                             Signature by or on behalf of assignor




                                                   Signature Guaranteed

                             DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.


                                           B-2-D-9

                                    EXHIBIT C

                                 FORM OF CLASS SB CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 ("PLAN ASSETS") UNLESS EITHER
(I) THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND OR (II) THE TRUSTEE IS PROVIDED WITH A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT IN THE FORM OF EXHIBIT O TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.

Certificate No. 1

Class SB Subordinate

Date of Pooling and Servicing    Percentage Interest: 100%
and Cut-off Date:
May 1, 2001

First Distribution Date:         Aggregate Initial Certificate Principal Balance
June 25, 2001                    of the Class SB Certificates:
                                 $-----------

Master Servicer:                 Initial Certificate Principal Balance
Residential Funding Corporation  of this Certificate:  $___________

Final Scheduled Distribution Date:          CUSIP:  ____________
May 25, 2031

Maturity Date:
May 25, 2031


                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                 SERIES 2001-RZ2

               evidencing a percentage interest in the distributions allocable to the Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that Auer & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first and second lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class SB-I Certificates on such Distribution Date.

        Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Notional Amount of this Class SB Certificate as of any date of determination will be calculated as described in the Agreement. The Notional Amount hereof will be reduced by interest shortfalls on the Mortgage Loans including any Prepayment Interest Shortfalls not covered by Compensating Interest or Excess Cash Flow, and the interest portion of any Realized Losses incurred in respect thereof. This Class SB Certificate will accrue interest at the Pass-Through Rate on the Notional Amount as indicated in the definition of Accrued Certificate Interest in the Agreement. This Class SB Certificate will not accrue interest on its Certificate Principal Balance.

        No transfer of this Class SB Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

        No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit O to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Class A and Class SB Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: May 30, 2001                            THE CHASE MANHATTAN BANK, as
                                                    Trustee


                                               By:
                                                    ---------------------------
                                                    Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION


        This is one of the Class SB Certificates referred to in the within-mentioned Agreement.



                                               THE CHASE MANHATTAN BANK, as
                                                    Certificate Registrar


                                               By:
                                                    ---------------------------
                                                    Authorized Signatory

                                          ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto -- (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
      ------------------------------   -------------------------------------
                                       Signature by or on behalf of assignor




                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(F) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE DEPOSITOR AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE DEPOSITOR OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS

EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class [R-I] [R-II] [R-III]              Certificate No. 1
Date of Pooling and Servicing           Percentage Interest: 100%
Agreement and Cut-off Date:
May 1, 2001
First Distribution Date:                Initial Certificate Principal
June 25, 2001                           Balance of this Certificate:  $0.00
Master Servicer:                        CUSIP:____________
Residential Funding Corporation

                 MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES 2001-RZ2

        evidencing a percentage interest in any distributions allocable to the Class [R-I] [R- II] [R-III] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans sold by RESIDENTIAL MORTGAGE PRODUCTS, INC.

        This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Mortgage Products, Inc., the Master Servicer, the Trustee or any of their affiliates. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Mortgage Products, Inc. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Depositor, the Master Servicer and The Chase Manhattan Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

        Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Master Servicer will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Master Servicer, which purchaser may be the Master Servicer, or any affiliate of the Master Servicer, on such terms and conditions as the Master Servicer may choose.

        Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

        No transfer of this Class [R-I] [R-II] [R-III] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Depositor may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

               No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Depositor, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Master

Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of paragraph fourteen of Exhibit H-1 to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

        This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

        The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

        As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

        The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

        As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

        The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Depositor, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

        This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

        The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Depositor from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer (i) to purchase, at a price determined as provided in the Agreement, all remaining Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Loans, as applicable.

        Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                            THE CHASE MANHATTAN BANK,
                                   as Trustee


                                            By:
                                                   --------------------------
                                                   Authorized Signatory

Dated: May 30, 2001


                          CERTIFICATE OF AUTHENTICATION

                                            THE CHASE MANHATTAN BANK,
                                            as Certificate Registrar


                                            By:
                                                   --------------------------
                                                   Authorized Signatory

        This is one of the Class [R-I] [R-II] [R-III] Certificates referred to in the within-mentioned Agreement.

                                          ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto


(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
      -----------------------     --------------------------------------------
                                  Signature by or on behalf of assignor


                                            Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________ for the account of __________________________, account number___________________________, or if mailed by check to _________________________________________.

     Applicable statements should be mailed to____________________________.

     This information is provided by __________________, the assignee named above, or________________________, as its agent.

                                    EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

               THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of May 1, 2001, by and among THE CHASE MANHATTAN BANK, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                                W I T N E S S E T H   T H A T :
                                - - - - - - - - - -   - - - -

               WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of May 1, 2001, relating to the issuance of Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

               WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

               NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


        1.     Definitions

               Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

        2.     Custody of Mortgage Documents

               a. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

               b. Recordation of Assignments. If any Mortgage File includes one or more assignments of the related Mortgages to the Trustee that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

               c.   Review of Mortgage Files.

               i. On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule"). The parties hereto acknowledge that certain documents referred to in Subsection 2.01(b)(i) of the Pooling Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

               ii. In the event that any Mortgage Note has been delivered to the Custodian by the Company endorsed to blank, the Custodian, upon the direction of the Company, shall cause each such Mortgage Note to be endorsed to the Trustee prior to the date on which the Interim Certification is delivered to the Trustee. Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review in accordance with the provisions of Section 2.02 of the Pooling Agreement each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name and (iii) the original principal balance. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in this Section 2.3(b), the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

               iii. Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

               Upon receipt of written request from the Trustee, the Company or the Master Servicer, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Mortgage Files.

               d. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of a representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

               e. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodian a Request for Release (in the form of Exhibit Four attached hereto or a mutually acceptable electronic form) and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. Upon written notification of a substitution, the Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan, upon receiving written notification from the Master Servicer of such substitution.

        Upon receipt of a Request for Release from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

               From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a

Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall deliver a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

               Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

               f. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


        3.     Concerning the Custodian

               a. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

               The Master Servicer shall promptly notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise shall no longer be capable of registering and recording Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly notify the Custodian in writing when a MERS Mortgage Loan is no longer registered with and recorded under MERS and (ii) concurrently with any such deregistration of a MERS Mortgage Loan, prepare, execute and record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

               b. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     c. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

               d. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               e. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

               The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

               Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

     f. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               g. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


        4.     Miscellaneous Provisions

               a. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

               b. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.
               c.
               SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               d. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               e. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

               IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                           THE CHASE MANHATTAN BANK,
                                                   as Trustee

450 West 33rd Street, 14th Floor
New York, New York 10001
                                               By:
                                                  ----------------------------
Attention:     Structured Finance,             Name:  Mark McDermott
               Residential Asset Mortgage      Title:Assistant Vice President
               Products, Inc., Series 2001-RZ2


Address:                                       RESIDENTIAL ASSET MORTGAGE
                                               PRODUCTS, INC.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

                                               By:
                                                  ----------------------------
                                               Name:  Julie Steinhagen
                                               Title: Vice President

Address:                                       RESIDENTIAL FUNDING
                                               CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                               By:
                                                  ----------------------------
                                               Name:  Randy Van Zee
                                               Title: Director


Address:                                       WELLS FARGO BANK MINNESOTA,
                                                NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings - 3rd  Floor
Richfield, Minnesota  55423
                                               By:
                                                  ----------------------------
                                               Name:  Victoria O. Lange
                                               Title: Corporate Trust Officer

STATE OF NEW YORK            )
                                    ) ss.:
COUNTY OF NEW YORK           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Mark McDermott, known to me to be a Assistant Vice President of The Chase Manhattan Bank, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                                 Notary Public


[SEAL]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Mortgage Products, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]




STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared, Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                          Notary Public

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )


               On the 30th day of May, 2001, before me, a notary public in and for said State, personally appeared Victoria O. Lange known to me to be a Corporate Trust Officer of Wells Fargo Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                               Notary Public


[SEAL]

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION


                                                   May 30, 2001


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York 10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RZ2

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                   WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION



                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION



                          ________________ ____, 200__


The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001


Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RZ2

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    WELLS FARGO BANK MINNESOTA,
                                    NATIONAL ASSOCIATION



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION



                                            _____________ ___, 200__



The Chase Manhattan Bank
450 West 33rd Street, 14th Floor
New York, New York  10001

Attention: Structured Finance, Residential Asset Mortgage Products, Inc., Series 2001-RZ2

               Re: Custodial Agreement, dated as of May 1, 2001, by and among The Chase Manhattan Bank, Residential Asset Mortgage Products, Inc., Residential Funding Corporation and Wells Fargo Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2

Ladies and Gentlemen:

               In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents referred to in Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule.

               Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                         WELLS FARGO BANK MINNESOTA, NATIONAL
                             ASSOCIATION


                         By:
                            -----------------------------------------------
                         Name:
                              ---------------------------------------------
                         Title:
                               --------------------------------------------

                                         EXHIBIT FOUR

                           FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Series Supplement, to the Standard Terms of Pooling and Servicing Agreement,
Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid in Full
                                            Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

 Enclosed Documents:         [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:
                                         -------------------------------

Name

Title

Date

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                          TO BE PROVIDED UPON REQUEST.

1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 14.30.07           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2  CONFORMING                      CUTOFF : 05/01/01
  POOL       : 0004507
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ---------------------------------------------------------------------------

      1993334                              .2500
      115,381.37                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      1994385                              .2500
      251,574.96                           .0500
           11.3750                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      1996603                              .2500
      138,464.35                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      1996816                              .2500
      103,515.07                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      3541589                              .2500
       55,927.41                           .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      3553198                              .2500
      223,818.82                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      3751659                              .2500
      179,990.98                           .0500
           13.6250                         .0000
           13.3750                         .0000
           13.3250                         .0000
           13.3250                         .0000

      3806697                              .2500
      254,268.41                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      3817011                              .2500
      109,244.29                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      3818146                              .2500
       77,688.87                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      3842953                              .2500
       90,991.13                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      3844803                              .5000
      246,779.69                           .0500
           12.8750                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      3869851                              .2500
      121,418.85                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      3908613                              .2500
       87,698.25                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      3922150                              .2500
      263,040.22                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      3922567                              .2500
      124,676.19                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      3934013                              .2500
      164,564.47                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      3935004                              .5000
      118,772.69                           .0500
           12.7500                         .0000
           12.2500                         .0000
           12.2000                         .0000
           12.2000                         .0000

      3939211                              .2500
      184,495.93                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      3963728                              .2500
      153,845.09                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      3963962                              .2500
       84,320.83                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      3967832                              .2500
      181,717.01                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      3971801                              .2500
      159,994.63                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      3975705                              .2500
      108,747.72                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      3985996                              .2500
       84,841.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      3986233                              .2500
      128,676.09                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      3987441                              .2500
      101,823.29                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      3992942                              .2500
       64,873.94                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      3995090                              .2500
       78,613.02                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4000268                              .2500
       81,880.87                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4003979                              .2500
      164,538.82                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4007738                              .2500
      246,343.48                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4011389                              .2500
      186,628.91                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4018794                              .2500
      135,586.60                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4026052                              .2500
      103,766.12                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4026227                              .2500
      261,929.66                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4026251                              .2500
       36,966.48                           .0500
           14.1250                         .0000
           13.8750                         .0000
           13.8250                         .0000
           13.8250                         .0000

      4027480                              .2500
       58,512.26                           .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000
1



      4028469                              .2500
      166,218.41                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4028823                              .2500
      120,783.20                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4029916                              .2500
       75,120.06                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4031817                              .2500
      174,469.77                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4032607                              .2500
      101,215.07                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4037165                              .2500
      135,111.55                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4038170                              .2500
       99,437.84                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4038644                              .2500
       91,841.54                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4042271                              .2500
      116,379.52                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4044195                              .2500
      240,340.98                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4044343                              .2500
      119,816.78                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4046404                              .2500
      136,213.66                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4058076                              .2500
      101,545.28                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4059747                              .2500
      170,675.35                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4061048                              .2500
      180,143.96                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4062685                              .2500
      153,709.08                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4064175                              .2500
       87,625.63                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4064402                              .2500
       77,661.85                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4067421                              .2500
      263,015.21                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4069822                              .2500
      108,981.20                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4069844                              .2500
       94,649.55                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4077825                              .2500
      150,722.17                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4080260                              .2500
      148,739.37                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4082602                              .2500
       89,714.64                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4087394                              .2500
       52,343.29                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4092762                              .2500
      219,584.42                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4092848                              .2500
       78,205.86                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4096220                              .2500
      119,756.81                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4097601                              .2500
      170,646.56                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4099014                              .2500
       70,483.21                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4099449                              .2500
      177,689.44                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4101534                              .2500
       65,407.57                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4102749                              .2500
      111,804.58                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4103432                              .2500
      238,385.46                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4104475                              .2500
      102,855.02                           .0500
           11.1250                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4111984                              .2500
      166,359.22                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4112306                              .2500
      178,431.11                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4113665                              .2500
      168,639.56                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4114192                              .2500
       79,894.74                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4115376                              .2500
      182,979.88                           .0500
           12.8750                         .0000
           12.6250                         .0000
           12.5750                         .0000
           12.5750                         .0000
1



      4119491                              .2500
      152,522.46                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4121436                              .2500
      224,674.02                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4122846                              .2500
      140,656.32                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4123575                              .2500
      171,483.93                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4123735                              .2500
       44,114.30                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4123915                              .2500
       66,224.23                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4123976                              .2500
      252,370.50                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4124615                              .2500
      126,708.71                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4124667                              .2500
      202,935.22                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4125114                              .2500
       87,525.39                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4126756                              .2500
      170,885.03                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4126961                              .2500
      129,779.14                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4128377                              .2500
      227,408.11                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4129028                              .2500
      119,479.78                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4132764                              .2500
      149,185.84                           .0500
           12.2500                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      4133312                              .2500
      210,821.58                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4133334                              .2500
       80,927.81                           .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4133361                              .2500
       89,876.31                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4135040                              .2500
      169,816.66                           .0500
           13.7500                         .0000
           13.5000                         .0000
           13.4500                         .0000
           13.4500                         .0000

      4135637                              .2500
      158,722.55                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4136817                              .2500
      185,308.20                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4138072                              .2500
      148,283.03                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4143607                              .2500
      165,104.94                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4143908                              .2500
       58,625.10                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000
1



      4144149                              .2500
       61,660.41                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4144954                              .2500
       79,918.88                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4147075                              .2500
      132,671.09                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4147158                              .2500
      144,800.73                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4148192                              .2500
       96,976.75                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4151425                              .2500
       82,172.86                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4153041                              .2500
       64,107.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4153554                              .2500
      245,604.27                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4153818                              .2500
       99,861.58                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4155207                              .2500
      231,822.42                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4155659                              .5000
      117,500.03                           .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4157786                              .2500
      134,804.40                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4158496                              .2500
      190,239.12                           .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4159611                              .2500
       59,420.35                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4162379                              .2500
      135,698.27                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4162576                              .2500
      102,892.50                           .0500
           13.5000                         .0000
           13.2500                         .0000
           13.2000                         .0000
           13.2000                         .0000
1



      4163524                              .2500
      123,013.99                           .0500
           13.2500                         .0000
           13.0000                         .0000
           12.9500                         .0000
           12.9500                         .0000

      4163946                              .2500
       65,429.41                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4164653                              .2500
      128,277.82                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4165927                              .2500
      166,898.12                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4166014                              .2500
       52,627.99                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4166342                              .2500
       61,731.44                           .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4166424                              .2500
       62,085.57                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4169803                              .2500
      132,714.44                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000
1



      4172282                              .2500
      134,724.22                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4178417                              .2500
       85,376.13                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4178764                              .2500
      249,306.08                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4179949                              .2500
      148,005.23                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4181067                              .2500
      112,164.52                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4184076                              .2500
      164,754.59                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4186315                              .2500
      212,316.88                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4187810                              .2500
      114,788.37                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4188747                              .2500
      161,266.03                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4188876                              .2500
      107,997.78                           .0500
           11.1250                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4190632                              .2500
       54,624.82                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4191855                              .2500
      245,575.07                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4191924                              .2500
      163,235.43                           .0500
           13.8750                         .0000
           13.6250                         .0000
           13.5750                         .0000
           13.5750                         .0000

      4193871                              .2500
      107,500.52                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4194341                              .2500
       53,266.38                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4194531                              .2500
       72,744.14                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4195832                              .2500
       89,991.52                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4196088                              .2500
       42,206.92                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4197824                              .2500
       79,844.86                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4198025                              .2500
      149,481.70                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4198582                              .2500
      174,734.75                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4200486                              .2500
       23,707.42                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4200512                              .2500
       89,481.84                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4200641                              .2500
      132,407.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4201374                              .2500
       73,889.91                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4201445                              .2500
      182,848.38                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4201463                              .2500
       98,674.63                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4201738                              .2500
       85,508.02                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4201835                              .2500
      205,626.01                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4202099                              .2500
      236,647.52                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4202654                              .2500
      106,856.48                           .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4202699                              .2500
      106,897.07                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4202900                              .2500
      235,021.33                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4203376                              .2500
      143,867.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4203885                              .2500
       93,336.86                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4205086                              .2500
       64,297.44                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4207935                              .2500
      144,793.79                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4208159                              .2500
      181,755.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4208859                              .2500
      128,237.80                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4209682                              .2500
       64,860.75                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4209865                              .2500
      263,297.97                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4211269                              .2500
      184,277.20                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4212739                              .2500
      245,269.99                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4212997                              .2500
      199,739.36                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4213778                              .2500
      133,340.22                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4218271                              .2500
       71,089.67                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4218441                              .2500
      114,268.15                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4218463                              .2500
       91,340.36                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4219973                              .2500
      132,717.36                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4221508                              .2500
       72,149.82                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4223797                              .2500
      170,344.43                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4224316                              .2500
      177,042.15                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4224346                              .2500
      117,524.93                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4224475                              .2500
      140,882.86                           .0500
           12.1250                         .0000
           11.8750                         .0000
           11.8250                         .0000
           11.8250                         .0000

      4224777                              .2500
       87,367.74                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4225396                              .2500
      159,463.09                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000
1



      4225595                              .2500
      130,222.91                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4225625                              .2500
      168,729.97                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4226427                              .2500
      129,541.56                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4226505                              .2500
      125,481.17                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4226596                              .2500
      224,682.51                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4226598                              .2500
       85,788.03                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4226657                              .2500
      127,130.32                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4226920                              .2500
      141,338.74                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000
1



      4227446                              .2500
      101,352.94                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4227749                              .2500
       84,418.72                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4227793                              .2500
       68,885.77                           .0500
            9.9000                         .0000
            9.6500                         .0000
            9.6000                         .0000
            9.6000                         .0000

      4229231                              .2500
       57,695.60                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4229317                              .2500
       66,505.04                           .0500
            9.7000                         .0000
            9.4500                         .0000
            9.4000                         .0000
            9.4000                         .0000

      4229494                              .2500
       79,727.20                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4229681                              .2500
       95,677.76                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4230198                              .2500
       89,709.18                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4230533                              .2500
      207,736.06                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4230852                              .2500
      160,324.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4233190                              .2500
       81,330.73                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4233789                              .2500
      154,792.57                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4233797                              .2500
      186,769.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4233875                              .2500
      215,259.22                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4234407                              .2500
      143,485.53                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4234794                              .2500
      128,862.14                           .0500
           11.5000                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000
1



      4235668                              .2500
      208,347.74                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4239911                              .2500
       74,735.96                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4240111                              .2500
       87,476.39                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4240913                              .2500
      244,348.21                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4241620                              .2500
      144,078.54                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4243387                              .2500
       64,778.08                           .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4243391                              .5000
      118,568.69                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4243396                              .5000
      206,770.41                           .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000
1



      4243406                              .2500
      135,223.56                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4243410                              .2500
      111,025.37                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4243441                              .2500
      213,018.46                           .0500
           13.1250                         .0000
           12.8750                         .0000
           12.8250                         .0000
           12.8250                         .0000

      4243446                              .2500
      179,716.07                           .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4243449                              .2500
       72,654.60                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4243455                              .5000
      119,717.52                           .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4243639                              .2500
      220,635.11                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4244071                              .2500
      235,154.98                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4244228                              .2500
      132,408.27                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4244807                              .2500
       61,617.76                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4244922                              .2500
       68,303.46                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4245355                              .2500
      183,020.12                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4245463                              .2500
       99,270.45                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4246507                              .2500
      121,851.03                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4247731                              .2500
      117,489.81                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4247859                              .2500
      134,673.25                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4248944                              .2500
      210,657.36                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4248949                              .5000
      116,339.89                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4248961                              .5000
      141,234.31                           .0500
            8.3750                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4248971                              .2500
       37,941.13                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4248972                              .5000
       17,625.75                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4248986                              .2500
      118,171.70                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4249808                              .2500
       50,370.58                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4250688                              .2500
      241,482.11                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4250766                              .2500
      156,364.31                           .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4252692                              .2500
      101,549.60                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4253801                              .2500
      123,365.70                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4255348                              .2500
       86,880.45                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4255440                              .2500
      129,811.66                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4256449                              .2500
      167,120.18                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4259045                              .2500
      123,629.86                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4259050                              .5000
      165,590.06                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4259059                              .2500
      224,347.83                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4259060                              .5000
      214,551.12                           .0500
           13.0000                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      4259062                              .2500
      179,746.01                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4259068                              .2500
      180,622.58                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4259069                              .5000
       79,055.84                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4259072                              .5000
       79,138.18                           .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4259082                              .2500
       78,438.04                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4259091                              .2500
      163,553.05                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4259104                              .2500
      164,717.23                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4259110                              .2500
      120,416.98                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4259139                              .2500
       71,798.55                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4259162                              .2500
       95,254.73                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4259163                              .2500
      165,696.15                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4259847                              .2500
       92,878.80                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4260237                              .2500
       74,247.82                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4260600                              .2500
      125,447.64                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4261105                              .2500
      172,963.89                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4262257                              .2500
      168,637.63                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4264128                              .2500
       77,197.59                           .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4267081                              .2500
      199,807.61                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4267626                              .5000
      113,730.60                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4267638                              .2500
      195,320.04                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4267639                              .2500
       96,340.10                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4267849                              .2500
       70,943.33                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4268269                              .2500
      279,286.93                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4270332                              .2500
      126,867.81                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4271137                              .2500
       92,908.16                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4271973                              .2500
      163,824.78                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4272078                              .2500
      153,320.75                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4275528                              .2500
       85,372.81                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4275855                              .2500
      112,724.49                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4277273                              .2500
      123,771.87                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4277401                              .2500
      124,963.85                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4277420                              .5000
      164,657.13                           .0500
           12.0000                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4277422                              .5000
      151,121.15                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4277423                              .2500
       52,419.84                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4277424                              .2500
       72,394.97                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4277433                              .5000
       78,836.47                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4278678                              .2500
      103,594.87                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4279613                              .2500
      196,115.47                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4283636                              .2500
       36,329.99                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4283650                              .2500
       77,387.94                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4283795                              .2500
       85,558.98                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4283956                              .2500
       93,628.80                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4288007                              .2500
      175,592.35                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4289087                              .2500
       61,942.47                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4289434                              .2500
      128,822.72                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4289437                              .2500
      196,312.82                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4289460                              .2500
      196,514.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4289462                              .2500
      119,468.65                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4290660                              .2500
      160,827.99                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4291120                              .2500
      198,326.50                           .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4291353                              .2500
       83,232.22                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4293425                              .2500
      162,363.14                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4294172                              .2500
       72,045.47                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4295362                              .2500
       45,569.53                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4296805                              .2500
      190,259.05                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4296829                              .5000
      134,632.62                           .0500
           12.6250                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      4297840                              .2500
      188,130.71                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4299736                              .2500
       63,746.27                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4300034                              .2500
      144,157.49                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4300246                              .2500
      257,032.00                           .0500
            8.1250                         .0000
            7.8750                         .0000
            7.8250                         .0000
            7.8250                         .0000

      4300437                              .2500
      257,096.43                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4301748                              .2500
      130,472.75                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4301936                              .2500
       70,899.82                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4302127                              .2500
       88,770.39                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4302718                              .2500
      202,254.49                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4302891                              .2500
      212,678.39                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4303995                              .2500
      127,373.35                           .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4304256                              .2500
      226,370.25                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4304273                              .5000
      101,793.93                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4304283                              .2500
      174,848.61                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4304364                              .2500
      253,840.39                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4304393                              .2500
      127,600.78                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4305527                              .2500
      254,817.33                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4305784                              .2500
      159,162.93                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4307250                              .2500
      119,349.33                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4307702                              .2500
       62,424.82                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4307811                              .2500
       32,159.13                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4307971                              .2500
       22,080.88                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4308181                              .2500
       98,339.21                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4308581                              .2500
      163,069.57                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4309129                              .2500
      103,563.27                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4309539                              .2500
      130,297.24                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4310043                              .2500
      138,474.33                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4310352                              .5000
       44,457.19                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4310365                              .5000
       60,617.92                           .0500
           12.3750                         .0000
           11.8750                         .0000
           11.8250                         .0000
           11.8250                         .0000

      4310668                              .2500
      173,585.06                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4313964                              .2500
      107,014.50                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4314563                              .2500
       42,770.30                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4314795                              .2500
       84,922.44                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4315219                              .2500
       77,455.44                           .0500
           12.0000                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4315335                              .2500
      138,994.69                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4316193                              .2500
      249,633.01                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4317169                              .2500
      102,850.26                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4318658                              .5000
       33,717.53                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4318659                              .2500
       68,380.61                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4318673                              .2500
      181,958.35                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4318680                              .5000
      149,006.52                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4318682                              .2500
       89,411.61                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4318692                              .2500
       76,925.93                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4318921                              .2500
      185,235.28                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4319191                              .2500
      267,091.56                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4319761                              .2500
       40,364.02                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4319867                              .2500
      109,809.89                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4322878                              .2500
      100,963.04                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4322894                              .2500
      147,990.88                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4323318                              .2500
      156,337.10                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4324710                              .2500
      191,939.01                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4325366                              .2500
       96,191.62                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4325397                              .2500
      222,072.84                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4325402                              .5000
      162,335.24                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4325403                              .2500
      160,214.08                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4325407                              .5000
      123,373.91                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4325409                              .2500
       70,232.37                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4327829                              .2500
       70,941.52                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4328199                              .2500
      257,324.45                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4328253                              .2500
       87,151.12                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4328367                              .2500
      180,208.94                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4328523                              .2500
      221,263.35                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4328867                              .2500
       88,172.31                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4330566                              .2500
       48,603.20                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4331496                              .5000
      249,555.94                           .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4331497                              .5000
      106,394.82                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4335782                              .2500
      241,956.37                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4335965                              .2500
      204,457.41                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4336305                              .2500
      240,868.08                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4337733                              .2500
      240,499.42                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4337740                              .2500
      103,687.50                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4337742                              .5000
      165,795.77                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4337756                              .2500
       60,738.29                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4337769                              .2500
      154,850.90                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4337773                              .2500
       46,957.13                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4337776                              .2500
      151,392.27                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4337780                              .5000
      126,853.99                           .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4337781                              .5000
       70,829.97                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4338192                              .2500
       89,521.49                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4338952                              .2500
       53,448.52                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4340903                              .2500
      152,303.41                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4340907                              .5000
      102,853.55                           .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4340912                              .5000
       85,451.20                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4340914                              .2500
      126,827.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4340923                              .2500
      123,526.91                           .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4340924                              .2500
       96,090.88                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4341115                              .2500
      128,496.29                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4341636                              .2500
      144,767.79                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4342188                              .2500
      175,951.42                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4343152                              .2500
       87,411.26                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4345057                              .2500
      118,940.47                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4345260                              .2500
       64,787.61                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4345441                              .2500
       49,375.97                           .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      4345554                              .2500
      167,011.83                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4345841                              .2500
       79,623.33                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4346425                              .2500
      179,010.79                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4346429                              .5000
      148,316.86                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4346445                              .2500
      106,297.65                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4346462                              .2500
      210,762.55                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4346471                              .2500
      125,019.74                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4346473                              .2500
       67,927.35                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4346475                              .2500
      144,781.19                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4346540                              .2500
      126,514.69                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4346806                              .2500
      153,922.24                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4349634                              .2500
      128,626.15                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4349647                              .2500
      110,893.22                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4350604                              .2500
       97,406.21                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4350619                              .2500
      121,824.06                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4351098                              .2500
       88,746.20                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4351148                              .2500
       61,550.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4351314                              .2500
      100,910.26                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4351637                              .2500
      255,541.07                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4352073                              .2500
      174,911.63                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4352389                              .2500
      178,004.59                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4353039                              .2500
       77,427.40                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4353040                              .2500
      171,715.91                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4353054                              .2500
      209,501.72                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4353635                              .2500
      119,881.47                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4354094                              .2500
       81,829.44                           .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4354328                              .2500
      142,168.92                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4354364                              .2500
      149,106.43                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4355414                              .2500
      144,411.46                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4355665                              .2500
      106,885.68                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4355781                              .2500
      164,841.28                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4356883                              .2500
       75,926.89                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4357480                              .2500
      228,086.28                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4358308                              .5000
      159,533.78                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4358312                              .5000
       75,086.71                           .0500
           10.2500                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4358313                              .2500
       34,156.94                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4358325                              .2500
      115,766.99                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4358334                              .2500
      269,726.25                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4358355                              .5000
      164,737.14                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4358356                              .2500
       50,751.14                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4358647                              .2500
      211,006.02                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4360393                              .2500
      153,652.40                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4361386                              .2500
      178,613.25                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4361521                              .2500
      185,111.75                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4362369                              .2500
      143,015.88                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4364023                              .2500
      241,046.68                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4364610                              .2500
      124,599.36                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4364623                              .2500
      249,010.22                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4365589                              .2500
       91,908.71                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4365591                              .2500
       75,721.10                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4365608                              .2500
       49,352.49                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4366234                              .2500
      162,126.19                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4366587                              .2500
       82,910.43                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4366597                              .2500
      109,194.86                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4367520                              .2500
      143,646.38                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4367727                              .2500
       96,191.62                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4370994                              .2500
      208,882.83                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4371633                              .2500
       98,852.26                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4371638                              .2500
      257,238.92                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4371669                              .5000
       89,748.88                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4371670                              .5000
       75,421.42                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4371682                              .2500
      272,720.10                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4371684                              .2500
       75,924.94                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4373099                              .2500
      144,800.73                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4373404                              .2500
      160,313.61                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4373460                              .2500
      144,682.71                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4373937                              .2500
      122,881.67                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4374068                              .2500
      169,718.47                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4376197                              .2500
       66,923.39                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4377668                              .2500
      113,631.59                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4378271                              .5000
      109,574.79                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4378289                              .2500
       90,564.63                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4378290                              .5000
       35,265.14                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4378292                              .2500
       97,758.33                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4378295                              .2500
      142,312.53                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4378296                              .2500
      175,821.55                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4378301                              .2500
      146,064.35                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4378304                              .2500
      144,353.49                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4378310                              .2500
      264,688.33                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4378322                              .2500
      143,761.59                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4378324                              .2500
      245,680.31                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4378330                              .2500
       52,949.02                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4378331                              .5000
      148,219.33                           .0500
           12.2500                         .0000
           11.7500                         .0000
           11.7000                         .0000
           11.7000                         .0000

      4378334                              .5000
       20,879.90                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4378335                              .2500
      208,107.32                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4378337                              .2500
      121,682.83                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4378518                              .2500
      192,971.06                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4380096                              .2500
      196,489.13                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4380578                              .2500
      173,199.35                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4380859                              .2500
       32,930.50                           .0500
           11.8750                         .0000
           11.6250                         .0000
           11.5750                         .0000
           11.5750                         .0000

      4381078                              .2500
       38,520.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4381185                              .2500
      191,383.99                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4381626                              .2500
       64,234.80                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4381683                              .2500
      251,319.64                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4383812                              .2500
      127,938.68                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4384057                              .2500
      119,409.46                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4384207                              .2500
       40,710.80                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4384220                              .5000
      170,492.43                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4384222                              .5000
       56,073.12                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4384245                              .2500
      191,315.78                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4384246                              .2500
      103,919.19                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4384265                              .2500
       44,261.68                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4384276                              .2500
      242,027.32                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4384277                              .5000
       48,402.15                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4384287                              .2500
      227,780.66                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4384288                              .5000
      153,748.02                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4384398                              .2500
       77,215.83                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4384604                              .2500
      191,447.13                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4384726                              .2500
       71,042.51                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4385134                              .2500
      140,560.98                           .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      4388281                              .2500
      104,674.51                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4388461                              .2500
       69,515.78                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4389135                              .2500
       66,874.12                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000
1



      4389298                              .2500
       90,864.77                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4389598                              .2500
      124,938.51                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4390038                              .2500
      220,772.91                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4390587                              .2500
      132,942.72                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4390908                              .2500
      252,125.81                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4390911                              .2500
      233,042.24                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4390915                              .2500
       29,871.23                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4390916                              .2500
       26,074.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4390917                              .2500
       34,167.09                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4390918                              .2500
       29,871.23                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4390922                              .2500
       77,619.13                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4390934                              .5000
       50,197.70                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4390939                              .5000
      189,797.01                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4390953                              .2500
      182,823.96                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4390957                              .5000
      118,320.11                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4390959                              .5000
      124,876.54                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4390963                              .2500
      211,814.97                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4390969                              .2500
      197,596.34                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4390974                              .2500
       54,096.53                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4390977                              .2500
      108,045.97                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4391383                              .2500
       97,807.85                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4392167                              .2500
      111,937.20                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4392451                              .2500
      160,349.61                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4393411                              .2500
      192,970.81                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4393512                              .2500
      251,676.15                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4393563                              .2500
      131,543.53                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4394327                              .2500
      246,443.23                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4396229                              .2500
      132,931.05                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4396734                              .5000
      142,568.28                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4396743                              .2500
       69,942.61                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4396744                              .5000
      164,060.31                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4396767                              .5000
       84,382.58                           .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4396793                              .2500
      230,206.31                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4396804                              .2500
      179,731.46                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4396807                              .2500
      104,094.35                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4396816                              .2500
      175,693.77                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4396821                              .5000
       49,552.29                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4396823                              .2500
      105,967.58                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4396830                              .5000
      242,005.38                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4396844                              .5000
      179,572.90                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4396848                              .2500
      156,342.53                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4396855                              .2500
      114,198.45                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4396860                              .2500
      130,973.88                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4396862                              .2500
      134,763.22                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4396960                              .2500
      102,363.70                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4397106                              .2500
      155,741.92                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4397488                              .2500
      126,062.22                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4397555                              .2500
      118,339.68                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4398358                              .2500
      160,416.80                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4398663                              .2500
       88,545.73                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4399503                              .2500
      115,433.83                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4399662                              .2500
       92,946.50                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4399956                              .2500
      171,975.44                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4401139                              .2500
      159,914.85                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4401154                              .2500
      191,850.80                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4401632                              .2500
      242,100.32                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4402364                              .2500
      138,768.75                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4402368                              .2500
      257,165.16                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4402379                              .2500
      101,920.75                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4402392                              .2500
       97,708.78                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4402393                              .2500
      156,749.08                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4402398                              .5000
      166,812.05                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4405066                              .2500
       66,636.50                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4405532                              .2500
       91,898.89                           .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000
1



      4406092                              .2500
      154,910.82                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4406100                              .2500
      120,872.30                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4406241                              .2500
      185,811.40                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4406797                              .2500
      228,125.32                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4407104                              .2500
      209,896.71                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4407260                              .2500
       66,872.69                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4407362                              .2500
       73,611.48                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4407782                              .2500
       71,216.76                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4408245                              .2500
      207,831.85                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4408939                              .2500
      240,774.22                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4409493                              .2500
      114,889.37                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4409503                              .5000
       89,920.45                           .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4409505                              .2500
      117,983.36                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4409506                              .5000
      112,294.74                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4409509                              .2500
      195,579.65                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4409513                              .5000
      145,835.70                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4409520                              .5000
      144,820.85                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4409522                              .5000
      137,816.01                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4409523                              .2500
      144,771.27                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4409531                              .2500
      183,023.77                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4409925                              .2500
       91,310.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4410411                              .2500
      147,169.20                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4411361                              .2500
      171,021.81                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4411729                              .2500
      234,828.19                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4413795                              .2500
       89,572.42                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4415748                              .2500
      120,309.25                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4416014                              .2500
      136,780.89                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4416413                              .2500
      137,364.21                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4416426                              .5000
       48,952.87                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4416436                              .5000
       85,413.30                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4416447                              .2500
       58,647.86                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4416451                              .2500
      121,932.50                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4416458                              .2500
      120,384.08                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4417348                              .2500
      115,262.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4417699                              .2500
      136,698.97                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4418577                              .2500
       53,973.44                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4418680                              .2500
       75,935.49                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4420221                              .2500
      229,877.60                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4421187                              .2500
       49,363.63                           .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4421346                              .2500
      224,577.26                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4422058                              .2500
      177,921.25                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4423466                              .2500
       63,886.83                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4423468                              .5000
      250,380.00                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4423487                              .2500
      233,878.69                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4423507                              .5000
       28,136.15                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4423512                              .2500
      135,429.75                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4424251                              .2500
      155,929.13                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4424347                              .2500
       80,063.84                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4425357                              .2500
       99,055.80                           .0500
            8.9000                         .0000
            8.6500                         .0000
            8.6000                         .0000
            8.6000                         .0000

      4427178                              .2500
       51,251.93                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4427337                              .2500
       71,181.36                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4430086                              .2500
      109,408.82                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4430108                              .5000
      181,109.16                           .0500
           10.6250                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4430115                              .2500
      173,154.81                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4430121                              .2500
       41,577.86                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4430124                              .5000
      139,932.93                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4430127                              .5000
       44,978.44                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4430129                              .2500
      149,428.38                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4430133                              .2500
      169,918.56                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4432635                              .2500
       61,769.60                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4432850                              .2500
      154,251.48                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4434382                              .2500
       59,953.37                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4434545                              .2500
       64,366.79                           .0500
            9.2750                         .0000
            9.0250                         .0000
            8.9750                         .0000
            8.9750                         .0000

      4434945                              .2500
       72,725.15                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4435080                              .2500
      177,987.47                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4435559                              .2500
      166,120.38                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4436081                              .2500
       90,956.41                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4436090                              .5000
      197,359.75                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4436092                              .2500
       70,965.99                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4436093                              .2500
      260,848.01                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4436102                              .5000
      159,280.65                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4436112                              .2500
       76,861.11                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4436115                              .2500
      135,565.68                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4436231                              .2500
       99,665.96                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4436269                              .2500
      123,301.31                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4436306                              .2500
      173,157.87                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4436399                              .2500
      124,370.42                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4436464                              .2500
      128,164.32                           .0500
           12.1250                         .0000
           11.8750                         .0000
           11.8250                         .0000
           11.8250                         .0000

      4436828                              .2500
      145,306.35                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4437473                              .2500
      176,994.02                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4438387                              .2500
      150,797.72                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4439018                              .2500
      165,414.20                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4439621                              .2500
      195,411.17                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4440203                              .2500
       57,655.81                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4441025                              .2500
       53,473.68                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4441336                              .2500
       95,907.65                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4441553                              .2500
      111,182.33                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4442028                              .2500
      228,662.37                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4442470                              .2500
      104,952.29                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4443053                              .2500
      115,944.43                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4443381                              .2500
      127,699.23                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4443394                              .2500
      137,606.61                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4443398                              .2500
      169,882.46                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4443405                              .5000
      130,765.83                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4443478                              .2500
       84,860.38                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4443732                              .2500
      168,732.51                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4443953                              .2500
       99,399.09                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4444069                              .2500
      234,136.18                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4444700                              .2500
      233,884.90                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4444885                              .2500
      106,882.66                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4446328                              .2500
       66,276.17                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4446624                              .2500
       82,956.83                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4446762                              .2500
       49,337.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4446926                              .2500
       44,859.03                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4447392                              .2500
       72,180.31                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4450629                              .2500
      201,714.45                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4451481                              .2500
       89,955.73                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4451755                              .2500
      127,930.15                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4451781                              .2500
      124,931.72                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4451801                              .2500
       36,880.87                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4451806                              .2500
      154,211.22                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4452925                              .2500
      262,658.14                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4452940                              .5000
      139,965.17                           .0500
           12.6250                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      4452944                              .5000
      117,535.71                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4452966                              .5000
      183,438.05                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4453591                              .2500
      226,423.91                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4453648                              .2500
       70,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4453691                              .2500
       98,792.14                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4453847                              .2500
       91,066.84                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4454472                              .2500
      129,611.51                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4454603                              .2500
      239,541.12                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4457770                              .2500
      154,760.90                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4459525                              .2500
       54,124.06                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4461338                              .2500
      191,158.48                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4463071                              .5000
      204,899.17                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4463114                              .5000
      240,459.44                           .0500
           10.7500                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4463764                              .2500
      129,936.06                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4464591                              .2500
       66,872.69                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4467695                              .2500
      136,932.61                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4469156                              .2500
      127,646.20                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4469245                              .2500
       84,033.55                           .0500
            9.4900                         .0000
            9.2400                         .0000
            9.1900                         .0000
            9.1900                         .0000

      4469783                              .2500
      130,002.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4471244                              .2500
      142,911.12                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4471282                              .2500
       85,959.88                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4471595                              .2500
      179,672.58                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4471615                              .2500
      219,083.35                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4471626                              .5000
      100,974.86                           .0500
           12.6250                         .0000
           12.1250                         .0000
           12.0750                         .0000
           12.0750                         .0000

      4471642                              .5000
      152,926.71                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4471662                              .2500
      216,893.27                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4471830                              .2500
       50,250.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4472007                              .2500
       98,754.92                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4472228                              .2500
      127,283.76                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4472878                              .2500
      109,646.37                           .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4476202                              .2500
      151,814.85                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4477218                              .5000
       71,918.37                           .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4477223                              .2500
       42,779.49                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4477226                              .2500
      235,164.05                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4477228                              .2500
      176,608.39                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4477230                              .5000
       56,966.35                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4477231                              .5000
       52,973.93                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4477241                              .2500
       96,782.10                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4477246                              .5000
      118,402.93                           .0500
           10.5000                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4477247                              .5000
      166,113.83                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4477249                              .2500
      158,226.15                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4477250                              .5000
       47,721.81                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4477257                              .2500
      176,313.23                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4478417                              .2500
      116,904.05                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4479672                              .2500
       88,800.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4480174                              .2500
       78,961.15                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4480198                              .2500
      240,596.49                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      4480211                              .2500
      128,947.33                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4484393                              .2500
      116,444.19                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4484606                              .2500
       41,184.06                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4485206                              .2500
      178,454.47                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4485536                              .2500
      144,330.68                           .0500
            9.6150                         .0000
            9.3650                         .0000
            9.3150                         .0000
            9.3150                         .0000

      4486279                              .2500
       83,954.12                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4486281                              .2500
      146,188.67                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4486282                              .2500
      165,748.43                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4486302                              .2500
       66,924.11                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4486308                              .2500
      224,223.59                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4486310                              .5000
       89,972.78                           .0500
           11.7500                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4486311                              .2500
       33,233.65                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4486318                              .2500
      239,878.80                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4486321                              .2500
       80,711.31                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4486324                              .2500
      129,695.59                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4487381                              .2500
      112,938.28                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4488614                              .2500
      124,298.51                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4489136                              .2500
      114,433.69                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4490940                              .2500
      131,840.00                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4491244                              .2500
      204,888.02                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4492190                              .2500
      115,315.38                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4492200                              .2500
      117,930.34                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4494057                              .2500
      163,092.59                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4494059                              .2500
      223,334.16                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4496352                              .2500
       94,112.45                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4496657                              .2500
      113,238.11                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4498459                              .2500
      114,246.68                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4498484                              .2500
      245,416.44                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4498728                              .2500
      244,729.72                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4498852                              .2500
      178,897.02                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4499354                              .2500
      270,267.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4499567                              .2500
      119,800.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4501430                              .2500
      113,444.17                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4502268                              .2500
      162,921.92                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4502269                              .5000
       59,470.73                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4502271                              .5000
       79,873.02                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4502289                              .2500
      126,439.40                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4502291                              .2500
      213,623.38                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4502292                              .5000
      162,415.75                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4502300                              .2500
      183,409.74                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4502301                              .2500
       50,657.07                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4502881                              .2500
       69,432.69                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4504563                              .2500
      185,016.52                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4504600                              .2500
      215,000.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4504843                              .2500
      122,992.59                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4505280                              .2500
      162,719.06                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4506243                              .2500
      154,347.41                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4506929                              .2500
      200,758.75                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4507102                              .2500
       23,738.92                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4508225                              .2500
      251,301.55                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4509541                              .2500
      107,945.46                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4509699                              .2500
       77,761.74                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4509700                              .2500
      138,308.66                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4509719                              .5000
       78,867.79                           .0500
           10.3750                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4509723                              .2500
       78,961.15                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4509724                              .2500
      139,821.57                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4509727                              .2500
      136,736.18                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4509748                              .2500
       87,358.13                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4509978                              .2500
       78,831.75                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4510808                              .2500
      160,914.32                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4511445                              .2500
      181,658.22                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4511800                              .2500
       88,959.57                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4512123                              .2500
      160,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4512328                              .2500
       56,369.19                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4512626                              .2500
      125,939.63                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4513005                              .2500
      149,276.53                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4513361                              .2500
      235,377.85                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4514405                              .2500
       51,379.02                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4516225                              .2500
      109,196.27                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516245                              .2500
      164,730.90                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4516247                              .5000
      190,892.92                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4516260                              .2500
       87,762.18                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4516264                              .2500
      103,690.31                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4516275                              .5000
       92,436.39                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4516280                              .2500
       30,985.15                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4516282                              .5000
      132,934.58                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4516321                              .2500
       56,969.67                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4516329                              .2500
      135,286.85                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4516334                              .5000
      153,915.88                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4516344                              .5000
       71,423.82                           .0500
           10.8750                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000
1



      4516348                              .2500
       80,308.08                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4516350                              .2500
      131,935.07                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516352                              .2500
      137,926.57                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4516362                              .2500
      138,583.80                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516372                              .2500
      204,896.47                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4516388                              .2500
      233,385.15                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516394                              .2500
       65,455.39                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4516396                              .2500
      189,166.28                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      4516397                              .5000
       72,712.28                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4516407                              .2500
       89,565.92                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516409                              .2500
      110,845.45                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4516773                              .2500
      127,858.71                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4518105                              .2500
      120,703.63                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4518417                              .2500
      124,046.30                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4518574                              .2500
      104,944.13                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4518767                              .2500
       58,696.11                           .0500
           12.8500                         .0000
           12.6000                         .0000
           12.5500                         .0000
           12.5500                         .0000
1



      4518837                              .2500
       72,843.95                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4519193                              .2500
      115,917.87                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4519745                              .2500
      113,499.43                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4519877                              .2500
      100,870.75                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4519953                              .2500
      102,659.35                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4520401                              .2500
      112,444.67                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4520756                              .2500
       75,180.61                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4520891                              .2500
      231,810.46                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      4521128                              .2500
      136,579.74                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4521314                              .2500
       70,120.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4521445                              .2500
       68,966.06                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4521831                              .2500
      156,195.73                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4521903                              .2500
      160,928.36                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4521910                              .2500
      131,775.77                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4522107                              .2500
       82,365.44                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4522111                              .2500
      115,186.02                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4522209                              .2500
       81,031.89                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4522588                              .2500
      121,000.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4523988                              .2500
      248,410.65                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4523992                              .2500
      164,419.08                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4523993                              .5000
       63,969.34                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4523994                              .2500
       39,634.25                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4524001                              .2500
       83,405.59                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4524006                              .2500
       86,610.64                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4524009                              .5000
       55,570.41                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4524015                              .2500
      108,946.39                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4524016                              .2500
      294,116.31                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4524049                              .5000
       58,871.03                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4524293                              .2500
      118,420.52                           .0500
           12.6250                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000

      4524318                              .2500
       77,005.84                           .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4524391                              .2500
      101,983.77                           .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      4524425                              .2500
       90,456.65                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4524564                              .2500
       66,643.99                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4524656                              .2500
      155,597.96                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4524657                              .2500
      248,852.41                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4524706                              .2500
      166,505.73                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4524709                              .2500
       76,606.52                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4524784                              .2500
      135,417.84                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4525031                              .2500
      135,890.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4525543                              .2500
      182,235.57                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4526279                              .2500
      156,515.72                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4526387                              .2500
      109,412.27                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4526869                              .2500
      130,295.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4528015                              .2500
      173,257.75                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4529023                              .2500
      160,468.92                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4529048                              .2500
      112,907.15                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4529224                              .2500
      116,188.78                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4529687                              .2500
       51,895.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4530176                              .2500
      119,733.63                           .0500
            7.8750                         .0000
            7.6250                         .0000
            7.5750                         .0000
            7.5750                         .0000

      4530921                              .2500
       59,715.60                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4531736                              .2500
       54,922.25                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4531742                              .5000
      258,872.61                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4531751                              .2500
      137,682.24                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4531755                              .2500
      226,876.01                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4531788                              .2500
      129,406.32                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4531796                              .2500
      148,819.44                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4531801                              .2500
       80,209.47                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4531841                              .2500
      137,882.14                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4531842                              .2500
      131,230.13                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4531844                              .2500
      259,265.52                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4531847                              .2500
       99,349.84                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4531848                              .2500
      149,926.22                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4532423                              .2500
      165,763.12                           .0500
            9.2000                         .0000
            8.9500                         .0000
            8.9000                         .0000
            8.9000                         .0000

      4532738                              .2500
       60,767.64                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4533224                              .2500
      221,381.15                           .0500
           11.6250                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4537834                              .2500
       87,508.05                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4537896                              .2500
      233,500.00                           .0500
           11.2400                         .0000
           10.9900                         .0000
           10.9400                         .0000
           10.9400                         .0000

      4538154                              .2500
       56,895.22                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4538610                              .2500
      145,924.31                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4540662                              .2500
      132,381.34                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4540666                              .5000
       75,862.67                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4540667                              .2500
      128,336.84                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4540675                              .2500
      109,356.53                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4540693                              .5000
      145,928.18                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4540702                              .2500
      105,348.11                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4540704                              .5000
       97,293.07                           .0500
           10.1250                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4540712                              .2500
      190,384.59                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4540916                              .2500
       74,900.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4541871                              .2500
      104,500.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4542850                              .2500
      193,757.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4544722                              .2500
      105,446.72                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4546968                              .2500
      134,930.01                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4548882                              .2500
       94,950.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4549637                              .2500
      201,100.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4550024                              .2500
      180,910.97                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4550626                              .2500
      166,220.33                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4551441                              .2500
      130,803.11                           .0500
            9.4500                         .0000
            9.2000                         .0000
            9.1500                         .0000
            9.1500                         .0000

      4552202                              .2500
      181,700.00                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000
1



      4553059                              .2500
       78,804.67                           .0500
            8.7530                         .0000
            8.5030                         .0000
            8.4530                         .0000
            8.4530                         .0000

      4553540                              .2500
      221,875.54                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4553652                              .2500
       68,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4554212                              .2500
      165,326.83                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4556130                              .2500
      135,934.84                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4556555                              .2500
      202,902.75                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4556640                              .2500
      183,909.50                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4557167                              .2500
       75,900.00                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4557511                              .2500
      108,500.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4558368                              .2500
      105,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4560362                              .2500
      125,969.52                           .0500
           12.7500                         .0000
           12.5000                         .0000
           12.4500                         .0000
           12.4500                         .0000

      4560374                              .2500
       83,957.58                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4560387                              .5000
      241,818.33                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4560394                              .5000
      269,436.68                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4560400                              .5000
      156,499.97                           .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4560402                              .5000
      126,892.32                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4560409                              .2500
       29,338.33                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4560416                              .2500
      142,420.12                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4560417                              .5000
       89,950.84                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4560424                              .2500
      161,918.20                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4560427                              .2500
      180,158.97                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4560430                              .5000
      101,757.02                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4560440                              .2500
       90,793.38                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4560442                              .2500
       43,757.60                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4560447                              .5000
      202,590.32                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4560457                              .2500
      147,418.21                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4560460                              .2500
      109,296.22                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4560468                              .5000
       75,026.67                           .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      4560469                              .5000
      126,673.21                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4560487                              .2500
      115,944.43                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4560494                              .2500
      197,847.37                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4560495                              .2500
      149,613.87                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4560507                              .2500
      181,615.23                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4560508                              .2500
      188,384.33                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4560509                              .5000
       91,067.51                           .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4560514                              .5000
       97,702.60                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4560517                              .2500
      137,922.63                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4560519                              .5000
       75,856.60                           .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4560524                              .2500
       64,060.64                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4560525                              .2500
      114,288.72                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4560529                              .2500
      169,770.76                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4560533                              .5000
       87,056.02                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4560921                              .2500
      224,886.45                           .0500
            9.3780                         .0000
            9.1280                         .0000
            9.0780                         .0000
            9.0780                         .0000

      4561008                              .2500
       80,250.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4561034                              .2500
      162,528.07                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4561300                              .2500
      104,300.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4562907                              .2500
      100,000.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4563865                              .2500
      256,950.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4564275                              .2500
      154,500.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4564329                              .2500
      143,100.36                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4565781                              .2500
      101,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4566034                              .2500
      235,290.18                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4566251                              .2500
      212,100.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4566929                              .2500
      152,000.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4568131                              .2500
       83,367.74                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4568167                              .2500
       58,868.66                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4568186                              .2500
      120,640.63                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4568188                              .2500
      125,090.05                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4568190                              .5000
       67,460.15                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4568193                              .5000
      112,214.77                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4568194                              .2500
       51,376.57                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4568202                              .5000
      138,956.78                           .0500
           11.6250                         .0000
           11.1250                         .0000
           11.0750                         .0000
           11.0750                         .0000

      4568545                              .2500
      108,180.97                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4568810                              .2500
      177,766.57                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000
1



      4571243                              .2500
      137,000.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4571325                              .2500
      247,200.00                           .0500
            9.9900                         .0000
            9.7400                         .0000
            9.6900                         .0000
            9.6900                         .0000

      4572026                              .2500
      139,936.39                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4573025                              .2500
      109,090.41                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4574009                              .2500
      154,429.81                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4574147                              .2500
       98,169.18                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4575666                              .2500
      123,710.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4576411                              .2500
      224,889.33                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4576416                              .5000
      161,507.02                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4576434                              .2500
      117,437.47                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4576438                              .2500
      152,253.94                           .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4576449                              .2500
       39,084.47                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4576460                              .2500
      107,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4578551                              .2500
      112,218.99                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4578718                              .2500
      133,586.88                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4582121                              .2500
       75,665.61                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000
1



      4582147                              .2500
      181,500.00                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4584011                              .5000
      176,006.28                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4584027                              .2500
       64,165.84                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4584032                              .2500
      238,950.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4584694                              .2500
      151,210.67                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4584939                              .2500
       63,619.51                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4585582                              .2500
      227,900.00                           .0500
           10.8750                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4586710                              .2500
      150,320.25                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000
1



      4586897                              .2500
      141,832.03                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4587092                              .2500
      242,055.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4587547                              .2500
      176,910.61                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4588082                              .2500
       84,968.00                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4590407                              .2500
       74,900.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4591586                              .5000
      191,437.09                           .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4591587                              .2500
       81,909.69                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4591588                              .2500
      249,374.01                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000
1



      4591595                              .5000
      149,300.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4591596                              .5000
      243,476.89                           .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4591611                              .2500
       67,450.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4591619                              .2500
       84,450.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4591621                              .2500
      144,569.11                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4591625                              .2500
      109,246.24                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4591626                              .2500
      145,926.28                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4591634                              .2500
       61,016.03                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4591851                              .2500
       56,472.29                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4597696                              .2500
      175,717.99                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4598066                              .2500
       95,230.00                           .0500
            8.9900                         .0000
            8.7400                         .0000
            8.6900                         .0000
            8.6900                         .0000

      4599366                              .2500
      260,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4599867                              .5000
      213,900.16                           .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4599872                              .2500
       89,600.00                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4599876                              .5000
      137,750.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4599892                              .2500
      226,950.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4599894                              .2500
      115,000.00                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4599896                              .2500
      126,100.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4599902                              .2500
      124,150.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4599906                              .5000
       74,860.14                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4599909                              .2500
      233,878.69                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4599914                              .5000
       90,900.00                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4599929                              .2500
      109,187.14                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4599939                              .5000
       82,500.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4599940                              .5000
      122,981.02                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4599942                              .2500
       75,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4599944                              .5000
       70,960.19                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4600439                              .2500
      157,711.53                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4602249                              .2500
      139,100.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4602918                              .2500
      105,590.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4605626                              .2500
      199,911.53                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4607689                              .5000
       82,900.00                           .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4607693                              .5000
      140,000.00                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4607708                              .2500
       79,603.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4607873                              .2500
      195,178.95                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4609983                              .2500
      138,947.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4612596                              .2500
       74,900.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4615507                              .2500
      139,050.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4615516                              .2500
      228,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4615522                              .5000
      175,100.00                           .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4615524                              .2500
      214,900.00                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4615527                              .5000
      257,200.00                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4615529                              .5000
      165,000.00                           .0500
            8.2500                         .0000
            7.7500                         .0000
            7.7000                         .0000
            7.7000                         .0000

      4615544                              .5000
      100,400.00                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4616394                              .2500
       82,400.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4616866                              .2500
      235,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4618600                              .2500
      117,940.42                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4619133                              .2500
      105,900.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4621257                              .2500
      207,950.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4621263                              .2500
       95,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4621277                              .5000
      114,450.00                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4621301                              .2500
       40,000.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4621313                              .5000
      125,000.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4621324                              .2500
      235,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4621326                              .2500
      101,350.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4621327                              .2500
      221,500.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4621328                              .5000
      225,800.00                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4621858                              .2500
      106,400.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4622693                              .2500
      184,697.53                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4623162                              .2500
      202,989.06                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4624617                              .2500
      180,250.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4626049                              .2500
      219,888.90                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4627766                              .5000
      115,950.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4627770                              .5000
      105,023.12                           .0500
           12.5000                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000
1



      4627791                              .2500
       57,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4627795                              .2500
      214,000.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4627796                              .2500
      205,897.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4627801                              .2500
       76,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4627807                              .2500
       78,500.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4627813                              .2500
      237,700.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4628110                              .2500
      130,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4632802                              .2500
      161,800.00                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      4638261                              .5000
      145,500.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4638263                              .2500
       72,400.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4638270                              .2500
       92,700.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4638273                              .5000
      103,200.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4638287                              .5000
      170,000.00                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4638288                              .2500
      140,550.00                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4638290                              .2500
       77,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4638294                              .2500
      163,200.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4638317                              .2500
      102,720.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4642586                              .2500
      150,301.95                           .0500
           11.5000                         .0000
           11.2500                         .0000
           11.2000                         .0000
           11.2000                         .0000

      4644962                              .2500
       80,434.44                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4647005                              .2500
      119,100.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4647019                              .2500
      118,300.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4647026                              .2500
       97,200.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4647032                              .2500
      254,250.00                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4647046                              .2500
      130,500.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000
1



      4647061                              .2500
       55,600.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4647068                              .2500
      152,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4647072                              .2500
       95,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4647077                              .2500
      104,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4647084                              .5000
      112,270.00                           .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4647371                              .2500
      154,400.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4649859                              .2500
      145,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4653256                              .2500
       70,620.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4654584                              .5000
      135,960.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4654607                              .2500
      261,100.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4655391                              .2500
       60,770.09                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4656900                              .2500
      191,000.00                           .0500
            8.3750                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4657201                              .2500
      112,350.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4662240                              .2500
      100,580.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4662248                              .2500
      161,400.00                           .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4662252                              .5000
      136,960.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4662257                              .5000
       92,400.00                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4662259                              .5000
      135,627.00                           .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4662260                              .2500
       36,082.70                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4662271                              .2500
      172,250.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4662272                              .5000
      128,987.00                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4662275                              .2500
       82,950.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4662286                              .2500
       71,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4662300                              .2500
      161,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4662303                              .5000
      107,500.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4662315                              .2500
       82,400.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4662722                              .2500
       53,473.68                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4662732                              .2500
      136,900.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4667348                              .2500
      179,451.42                           .0500
           12.2500                         .0000
           12.0000                         .0000
           11.9500                         .0000
           11.9500                         .0000

      4668279                              .2500
      255,400.00                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4668525                              .2500
       52,000.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4668657                              .2500
       82,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4668829                              .2500
       98,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671025                              .5000
      177,800.00                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4671032                              .5000
      215,070.00                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4671050                              .2500
      167,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671054                              .2500
       54,150.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671059                              .2500
      285,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671069                              .5000
       63,900.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4671070                              .2500
      121,350.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4671072                              .2500
       97,850.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671076                              .2500
       90,640.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671083                              .5000
      111,650.00                           .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4671084                              .5000
      111,100.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4671087                              .5000
      121,283.00                           .0500
           11.0000                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4671787                              .2500
       74,900.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4672583                              .2500
       92,700.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4678776                              .5000
       73,900.00                           .0500
           11.5000                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000
1



      4678787                              .2500
       58,900.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4678790                              .2500
      187,450.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4678794                              .2500
      196,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4678805                              .2500
       82,400.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4678817                              .5000
      129,800.00                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4678821                              .2500
      159,650.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4678823                              .2500
      222,150.00                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4678832                              .2500
      106,400.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4678839                              .2500
      150,350.00                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4678848                              .2500
      218,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4678852                              .2500
       96,400.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4678853                              .5000
      154,750.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4678854                              .2500
      240,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4678856                              .5000
       78,280.00                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4678857                              .2500
       77,000.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4678863                              .2500
      130,295.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000
1



      4678865                              .5000
       82,400.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4679462                              .2500
       82,375.07                           .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4680663                              .2500
      201,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4683614                              .2500
      100,000.00                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4686366                              .2500
       70,300.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4686375                              .2500
      115,350.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4686376                              .5000
       84,440.00                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4686382                              .5000
      103,000.00                           .0500
           12.8750                         .0000
           12.3750                         .0000
           12.3250                         .0000
           12.3250                         .0000
1



      4686394                              .2500
       58,900.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4686403                              .2500
      151,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4686410                              .2500
       72,750.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4686412                              .2500
      190,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4686424                              .2500
      105,900.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4686425                              .5000
      129,000.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4686426                              .2500
      144,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4686437                              .5000
      159,965.00                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000
1



      4686444                              .5000
      208,650.00                           .0500
            9.0000                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4690756                              .2500
      160,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4692100                              .2500
      137,924.62                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4692929                              .2500
       89,100.00                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4693218                              .2500
       65,550.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4694488                              .2500
      187,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4694491                              .2500
       58,500.00                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4694502                              .2500
      109,250.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4694510                              .2500
      109,250.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4694528                              .5000
      144,290.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4694531                              .2500
       81,000.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4694538                              .2500
       97,850.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4694551                              .2500
      164,935.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4697671                              .2500
       99,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4697818                              .2500
      165,950.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4698884                              .2500
      198,644.23                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4700354                              .2500
      159,950.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4701860                              .5000
      130,000.00                           .0500
            8.6250                         .0000
            8.1250                         .0000
            8.0750                         .0000
            8.0750                         .0000

      4701887                              .5000
      154,080.00                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4701892                              .5000
      119,000.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4701894                              .2500
      264,700.00                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4701917                              .2500
      260,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4701921                              .5000
      179,000.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4701926                              .5000
       69,800.00                           .0500
           10.0000                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4702334                              .2500
      117,338.53                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4703152                              .2500
      114,500.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4708096                              .2500
       87,000.00                           .0500
           11.2500                         .0000
           11.0000                         .0000
           10.9500                         .0000
           10.9500                         .0000

      4708106                              .2500
       90,700.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4708109                              .2500
      119,700.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4708113                              .5000
      131,775.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4708116                              .2500
      234,550.00                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4708123                              .5000
      168,000.00                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4708126                              .5000
      167,835.00                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4708127                              .2500
      137,557.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4708136                              .2500
      101,200.00                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4709070                              .2500
       93,833.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4711797                              .2500
      186,000.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4711990                              .2500
       66,550.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4715514                              .5000
      147,300.00                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4715526                              .2500
      141,700.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4715544                              .2500
      119,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4715551                              .5000
       60,300.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4715552                              .5000
      175,650.00                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4715559                              .5000
      167,450.00                           .0500
           11.1250                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4715564                              .2500
      127,000.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4715586                              .2500
       41,150.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4715591                              .2500
      192,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4715603                              .2500
      124,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4715609                              .5000
       82,900.00                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4715615                              .2500
      168,400.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4715619                              .5000
       98,900.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4715622                              .2500
      135,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4715626                              .5000
       84,975.00                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4715627                              .2500
       58,500.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4715628                              .2500
       82,950.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4716252                              .2500
       87,400.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4716303                              .2500
       69,000.00                           .0500
           11.7500                         .0000
           11.5000                         .0000
           11.4500                         .0000
           11.4500                         .0000

      4723343                              .2500
       48,950.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4723350                              .5000
      160,450.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4723366                              .2500
      233,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4723377                              .2500
      207,200.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4723390                              .2500
      164,748.00                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4723393                              .2500
      156,500.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4723409                              .2500
      128,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4723418                              .2500
       87,650.00                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      4723419                              .2500
      144,343.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4723446                              .5000
       93,600.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4723460                              .2500
      272,950.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4723473                              .2500
      104,500.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4723481                              .2500
      252,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4723483                              .5000
      162,600.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4723487                              .5000
      115,000.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4723488                              .2500
      163,850.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4723489                              .5000
       80,250.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4723495                              .5000
       92,000.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4723514                              .5000
      152,440.00                           .0500
            9.6250                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4723515                              .5000
      180,000.00                           .0500
            8.0000                         .0000
            7.5000                         .0000
            7.4500                         .0000
            7.4500                         .0000

      4723523                              .5000
      249,220.00                           .0500
           11.3750                         .0000
           10.8750                         .0000
           10.8250                         .0000
           10.8250                         .0000

      4723527                              .5000
      149,500.00                           .0500
            8.5000                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4723532                              .5000
      198,900.00                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4725004                              .2500
      125,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4726412                              .2500
      192,050.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4730661                              .2500
       79,900.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4730691                              .2500
       32,950.00                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4730708                              .2500
       69,015.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4730711                              .2500
      136,950.00                           .0500
            8.2500                         .0000
            8.0000                         .0000
            7.9500                         .0000
            7.9500                         .0000

      4730719                              .2500
      114,900.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4730725                              .5000
      144,200.00                           .0500
            9.8750                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4730735                              .2500
       57,450.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4733342                              .2500
      149,800.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4737715                              .2500
      121,850.00                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4737745                              .5000
      140,900.00                           .0500
           11.8750                         .0000
           11.3750                         .0000
           11.3250                         .0000
           11.3250                         .0000

      4737753                              .2500
      208,650.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4737762                              .5000
       77,147.00                           .0500
            9.7500                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4737765                              .2500
      163,250.00                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4740764                              .2500
      118,450.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000
1



      4742531                              .2500
      155,530.00                           .0500
           10.3750                         .0000
           10.1250                         .0000
           10.0750                         .0000
           10.0750                         .0000

      4744756                              .2500
       67,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4744773                              .2500
      101,650.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4744778                              .2500
      117,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4744787                              .2500
       50,800.00                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4744796                              .2500
      130,500.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4744799                              .2500
      141,110.00                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4744803                              .2500
       59,850.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4753209                              .2500
       35,600.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4753211                              .5000
      184,900.00                           .0500
           11.1250                         .0000
           10.6250                         .0000
           10.5750                         .0000
           10.5750                         .0000

      4753214                              .2500
      107,000.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4753273                              .2500
      231,699.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4753274                              .2500
      197,950.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4753277                              .5000
      177,400.00                           .0500
           11.2500                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4753290                              .2500
      205,000.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4762097                              .2500
      127,300.00                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4769003                              .5000
      137,950.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4769010                              .2500
       77,250.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

  TOTAL NUMBER OF LOANS:     1296
  TOTAL BALANCE........:        172,289,469.08


1

  RUN ON     : 05/24/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 14.30.07            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2  CON   FIXED SUMMARY REPORT      CUTOFF : 05/01/01
  POOL       : 0004507
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        9.6639            7.8750     14.1250
  RFC NET RATE                          9.3766            7.5000     13.8750
  NET MTG RATE(INVSTR RATE)             9.3266            7.4500     13.8250
  POST STRIP RATE                       9.3266            7.4500     13.8250
  SUB SERV FEE                           .2872             .2500       .5000
  MSTR SERV FEE                          .0500             .0500       .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:  1296
  TOTAL BALANCE........:     172,289,469.08


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 14.30.07          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2                                  CUTOFF : 05/01/01
  POOL       : 0004507
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1993334          526/G01             F          115,900.00         ZZ
                                         360        115,381.37          2
                                      10.125          1,027.83        100
                                       9.875          1,027.83
    VANCOUVER        WA   98685          1            06/29/00         23
    0432169159                           05           08/01/00          0
    0411283                              O            07/01/30
    0


    1994385          286/G01             F          252,350.00         ZZ
                                         360        251,574.96          1
                                      11.375          2,474.97        103
                                      11.125          2,474.97
    CHANTILLY        VA   20152          1            07/21/00         23
    0432607083                           03           09/01/00          0
    000083503                            O            08/01/30
    0


    1996603          526/G01             F          139,100.00         ZZ
                                         360        138,464.35          1
                                       9.500          1,169.63        107
                                       9.250          1,169.63
    PITTSBURGH       PA   15224          1            07/18/00         23
    0432229219                           05           09/01/00          0
    0412117                              O            08/01/30
    0


    1996816          526/G01             F          103,900.00         ZZ
                                         360        103,515.07          1
                                      10.500            950.42        104
                                      10.250            950.42
    HAMPSTEAD        NH   03841          1            07/28/00         23
    0432217594                           05           09/01/00          0
1


    0413087                              O            08/01/30
    0


    3541589          E22/G01             F           56,100.00         ZZ
                                         360         55,927.41          1
                                      11.875            571.66        103
                                      11.625            571.66
    SAN ANTONIO      TX   78239          1            06/16/00         23
    0411983927                           05           08/01/00          0
    0411983927                           O            07/01/30
    0


    3553198          E22/G01             F          225,000.00         ZZ
                                         360        223,818.82          1
                                       9.875          1,953.78        100
                                       9.625          1,953.78
    LOS ANGELES      CA   90044          1            06/15/00         23
    0412008435                           05           08/01/00          0
    0412008435                           O            07/01/30
    0


    3751659          664/G01             F          180,250.00         ZZ
                                         360        179,990.98          1
                                      13.625          2,082.35        103
                                      13.375          2,082.35
    PONTE VEDRA BEA  FL   32082          1            09/11/00         23
    0432699270                           09           11/01/00          0
    0003647005                           O            10/01/30
    0


    3806697          R17/G01             F          255,100.00         ZZ
                                         360        254,268.41          1
                                       9.875          2,215.16        107
                                       9.625          2,215.16
    MIDDLETOWN TWP   PA   19047          1            09/26/00         23
    0432579068                           05           11/01/00          0
    1117101170                           O            10/01/30
    0


    3817011          526/G01             F          110,000.00         ZZ
                                         360        109,244.29          1
                                       9.375            914.93        100
                                       9.125            914.93
    KINGWOOD         TX   77339          1            10/02/00         23
    0432380640                           03           12/01/00          0
    10730SR                              O            11/01/30
    0


1


    3818146          948/G01             F           77,900.00         ZZ
                                         360         77,688.87          1
                                      10.000            683.63         95
                                       9.750            683.63
    LEBANON          OH   45036          1            10/17/00         23
    0432391449                           05           12/01/00          0
    54157                                N            11/01/30
    0


    3842953          526/G01             F           91,155.00         ZZ
                                         360         90,991.13          1
                                      12.625            981.71        103
                                      12.375            981.71
    SCOTTSDALE       AZ   85251          1            10/04/00         23
    0432382612                           05           11/01/00          0
    0424552                              O            10/01/30
    0


    3844803          E22/G01             F          247,200.00         ZZ
                                         360        246,779.69          1
                                      12.875          2,710.39        103
                                      12.375          2,710.39
    FORT WASHINGTON  MD   20744          1            09/29/00         23
    0412116360                           05           11/01/00          0
    0412116360                           O            10/01/30
    0


    3869851          F61/G01             F          121,700.00         ZZ
                                         360        121,418.85          1
                                      10.750          1,136.05        106
                                      10.500          1,136.05
    EAGLE POINT      OR   97527          1            10/27/00         23
    0432595643                           05           12/01/00          0
    41100015516                          O            11/01/30
    0


    3908613          664/G01             F           88,000.00         ZZ
                                         360         87,698.25          2
                                       9.625            748.00        100
                                       9.375            748.00
    INDIANAPOLIS     IN   46219          1            10/26/00         11
    0432615789                           05           12/01/00         35
    0003702297                           O            11/01/30
    0


    3922150          455/G01             F          263,500.00         ZZ
                                         360        263,040.22          1
                                      10.125          2,336.78        100
                                       9.875          2,336.78
1


    FRANKLIN         TN   37069          1            12/15/00         23
    0432496040                           05           02/01/01          0
    16000413                             O            01/01/31
    0


    3922567          526/G01             F          124,900.00         ZZ
                                         360        124,676.19          1
                                      10.000          1,096.09        100
                                       9.750          1,096.09
    HERBRON          MD   21830          1            12/20/00         23
    0432655124                           05           02/01/01          0
    426893                               O            01/01/31
    0


    3934013          F61/G01             F          165,000.00         ZZ
                                         360        164,564.47          1
                                      10.125          1,463.26        100
                                       9.875          1,463.26
    ANTIOCH          CA   94509          1            10/30/00         23
    0432581981                           05           12/01/00          0
    06100025713                          O            11/01/30
    0


    3935004          E22/G01             F          118,950.00         ZZ
                                         360        118,772.69          1
                                      12.750          1,292.62        103
                                      12.250          1,292.62
    CALUMET          IL   60409          1            10/27/00         23
    0412210536                           05           12/01/00          0
    0412210536                           O            11/01/30
    0


    3939211          526/G01             F          184,923.00         ZZ
                                         360        184,495.93          1
                                       9.875          1,605.78        100
                                       9.625          1,605.78
    GILBERT          AZ   85233          1            11/15/00         23
    0432557403                           03           01/01/01          0
    0429641                              O            12/01/30
    0


    3963728          E84/G01             F          154,100.00         ZZ
                                         360        153,845.09          1
                                      10.375          1,395.23        100
                                      10.125          1,395.23
    SAN DIEGO        CA   92114          1            12/06/00         23
    0432602126                           05           02/01/01          0
    32900041                             O            01/01/31
    0
1




    3963962          T24/G01             F           84,550.00         ZZ
                                         360         84,320.83          1
                                      10.000            741.99         95
                                       9.750            741.99
    CALUMET CITY     IL   60409          1            10/19/00         23
    0432625275                           05           12/01/00          0
    09773488                             N            11/01/30
    0


    3967832          T24/G01             F          182,300.00         ZZ
                                         360        181,717.01          1
                                       9.750          1,566.24        103
                                       9.500          1,566.24
    ALHAMBRA         CA   91801          1            10/13/00         23
    0432767713                           01           12/01/00          0
    09773411                             O            11/01/30
    0


    3971801          E22/G01             F          160,500.00         ZZ
                                         360        159,994.63          1
                                      10.125          1,423.35        107
                                       9.875          1,423.35
    ROCHESTER HILLS  MI   48307          1            11/07/00         23
    0412147472                           05           01/01/01          0
    0412147472                           O            12/01/30
    0


    3975705          526/G01             F          109,000.00         ZZ
                                         360        108,747.72          1
                                       9.875            946.50        107
                                       9.625            946.50
    BAYVILLE         NJ   08721          1            11/30/00         23
    0432581635                           05           01/01/01          0
    0431625                              O            12/01/30
    0


    3985996          948/G01             F           84,965.00         ZZ
                                         360         84,841.88          1
                                       9.625            722.20        100
                                       9.375            722.20
    COOS BAY         OR   97420          1            01/22/01         23
    0432615052                           05           03/01/01          0
    55318                                O            02/01/31
    0


    3986233          U05/G01             F          128,800.00         ZZ
                                         360        128,676.09          1
1


                                       9.625          1,094.79        100
                                       9.375          1,094.79
    VANCOUVER        WA   98683          1            02/08/01         23
    0432617272                           05           04/01/01          0
    3084892                              O            03/01/31
    0


    3987441          T24/G01             F          102,100.00         ZZ
                                         360        101,823.29          1
                                      10.000            896.00         95
                                       9.750            896.00
    OAKLAND          CA   94603          1            10/18/00         23
    0432570802                           01           12/01/00          0
    09773579                             N            11/01/30
    0


    3992942          U05/G01             F           65,000.00         ZZ
                                         360         64,873.94          1
                                       9.625            552.49        100
                                       9.375            552.49
    LITTLE CANADA    MN   55117          1            12/20/00         23
    0432609162                           05           02/01/01          0
    3084185                              O            01/01/31
    0


    3995090          T08/G01             F           78,795.00         ZZ
                                         360         78,613.02          1
                                       9.875            684.22        103
                                       9.625            684.22
    TOLEDO           OH   43606          1            11/16/00         23
    0432491975                           05           01/01/01          0
    5060001                              O            12/01/30
    0


    4000268          Q64/G01             F           82,390.00         ZZ
                                         360         81,880.87          1
                                      10.250            738.30        107
                                      10.000            738.30
    PHILADELPHIA     PA   19138          5            11/28/00         23
    0432664407                           05           02/01/01          0
    5200243600                           O            01/01/31
    0


    4003979          526/G01             F          164,900.00         ZZ
                                         360        164,538.82          1
                                      10.125          1,462.37        100
                                       9.875          1,462.37
    MARLTON          NJ   08053          1            11/21/00         23
    0432589695                           05           01/01/01          0
1


    431083                               O            12/01/30
    0


    4007738          T24/G01             F          247,200.00         ZZ
                                         360        246,343.48          1
                                      10.000          2,169.36        103
                                       9.750          2,169.36
    NAPA             CA   94559          1            10/24/00         23
    0432749232                           05           12/01/00          0
    09765627                             O            11/01/30
    0


    4011389          526/G01             F          189,000.00         ZZ
                                         180        186,628.91          1
                                       9.750          2,002.20        107
                                       9.500          2,002.20
    MIAMI            FL   33196          5            11/28/00         23
    0432655389                           05           01/01/01          0
    0430619                              O            12/01/15
    0


    4018794          526/G01             F          136,030.00         ZZ
                                         360        135,586.60          1
                                       9.875          1,181.21        100
                                       9.625          1,181.21
    KISSIMMEE        FL   34743          1            09/21/00         23
    0432622199                           03           11/01/00          0
    0423018                              O            10/01/30
    0


    4026052          664/G01             F          104,000.00         ZZ
                                         360        103,766.12          1
                                      10.000            912.67        100
                                       9.750            912.67
    PEMBROKE PINES   FL   33026          1            11/30/00         23
    0432537728                           09           01/01/01          0
    0003732435                           O            12/01/30
    0


    4026227          526/G01             F          262,341.00         ZZ
                                         360        261,929.66          1
                                      10.625          2,424.29        103
                                      10.375          2,424.29
    CORONA           CA   92880          1            12/18/00         23
    0432624492                           05           02/01/01          0
    0432598                              O            01/01/31
    0


1


    4026251          526/G01             F           37,000.00         ZZ
                                         360         36,966.48          1
                                      14.125            442.07        100
                                      13.875            442.07
    EUCLID           OH   44123          1            12/06/00         23
    0432562411                           01           01/01/01          0
    430208                               O            12/01/30
    0


    4027480          M43/G01             F           58,700.00         ZZ
                                         360         58,512.26          1
                                       9.990            514.71        100
                                       9.740            514.71
    CINCINNATI       OH   45239          1            10/05/00         23
    0432606721                           05           11/01/00          0
    999999953                            O            10/01/30
    0


    4028469          526/G01             F          166,550.00         ZZ
                                         360        166,218.41          1
                                       9.500          1,400.44        105
                                       9.250          1,400.44
    JACKSONVILLE     FL   32225          1            12/01/00         23
    0432623742                           05           02/01/01          0
    0429884                              O            01/01/31
    0


    4028823          526/G01             F          121,000.00         ZZ
                                         360        120,783.20          1
                                      10.000          1,061.86        105
                                       9.750          1,061.86
    PORTLAND         OR   97203          1            12/01/00         23
    0432599884                           05           02/01/01          0
    0428903                              O            01/01/31
    0


    4029916          526/G01             F           75,300.00         ZZ
                                         360         75,120.06          1
                                      10.000            660.81        107
                                       9.750            660.81
    MARGATE          FL   33068          1            11/30/00         23
    0432587731                           05           01/01/01          0
    0430429                              O            12/01/30
    0


    4031817          069/G01             F          174,800.00         ZZ
                                         360        174,469.77          2
                                       9.750          1,501.81         95
                                       9.500          1,501.81
1


    LOS ANGELES      CA   90042          1            12/22/00         23
    0432615334                           05           02/01/01          0
    35188098736                          N            01/01/31
    0


    4032607          664/G01             F          101,450.00         ZZ
                                         360        101,215.07          1
                                      10.000            890.30         99
                                       9.750            890.30
    LENA             IL   61048          1            12/14/00         23
    0432616308                           05           02/01/01          0
    0003731726                           O            01/01/31
    0


    4037165          526/G01             F          135,450.00         ZZ
                                         360        135,111.55          1
                                       9.500          1,138.94        105
                                       9.250          1,138.94
    NEW KENSINGTON   PA   15068          1            12/04/00         23
    0432569713                           05           01/01/01          0
    0432430                              O            12/01/30
    0


    4038170          526/G01             F           99,662.00         ZZ
                                         360         99,437.84          1
                                      10.000            874.61        100
                                       9.750            874.61
    SONORA           CA   95370          1            11/21/00         23
    0432585537                           05           01/01/01          0
    0431903                              O            12/01/30
    0


    4038644          526/G01             F           92,020.00         ZZ
                                         360         91,841.54          1
                                       9.625            782.16        107
                                       9.375            782.16
    KOKOMO           IN   46902          2            12/15/00         23
    0432682193                           05           02/01/01          0
    0431860                              O            01/01/31
    0


    4042271          526/G01             F          116,635.00         ZZ
                                         360        116,379.52          1
                                      10.125          1,034.35        107
                                       9.875          1,034.35
    DORCHESTER       MA   02122          1            11/30/00         23
    0432685998                           01           01/01/01          0
    0431402                              O            12/01/30
    0
1




    4044195          526/G01             F          240,750.00         ZZ
                                         360        240,340.98          1
                                      10.250          2,157.36        107
                                      10.000          2,157.36
    CHANDLER         AZ   85248          5            12/01/00         23
    0432578979                           03           02/01/01          0
    433041                               O            01/01/31
    0


    4044343          808/G01             F          120,000.00         ZZ
                                         360        119,816.78          1
                                       9.375            998.10        100
                                       9.125            998.10
    FONTANA          CA   92335          1            01/12/01         23
    0432569515                           05           03/01/01          0
    00000                                O            02/01/31
    0


    4046404          526/G01             F          136,500.00         ZZ
                                         360        136,213.66          1
                                       9.250          1,122.95        100
                                       9.000          1,122.95
    BALTIMORE        OH   43105          1            12/06/00         23
    0432594620                           05           02/01/01          0
    0431977                              O            01/01/31
    0


    4058076          526/G01             F          101,950.00         ZZ
                                         360        101,545.28          1
                                       9.500            857.25        103
                                       9.250            857.25
    MIAMI            FL   33183          1            12/13/00         23
    0432585941                           09           02/01/01          0
    0433221                              O            01/01/31
    0


    4059747          642/G01             F          171,050.00         ZZ
                                         360        170,675.35          1
                                      10.125          1,516.91         96
                                       9.875          1,516.91
    WHEELING         IL   60090          1            11/21/00         23
    0432460533                           05           01/01/01          0
    10131800                             O            12/01/30
    0


    4061048          U05/G01             F          180,476.00         ZZ
                                         360        180,143.96          1
1


                                       9.875          1,567.16        105
                                       9.625          1,567.16
    DUNEDIN          FL   34698          1            12/29/00         23
    0432567832                           09           02/01/01          0
    3088106                              O            01/01/31
    0


    4062685          664/G01             F          154,000.00         ZZ
                                         360        153,709.08          1
                                       9.750          1,323.10        100
                                       9.500          1,323.10
    SPRINGFIELD      OR   97478          1            12/18/00         23
    0432619054                           05           02/01/01          0
    0003697182                           O            01/01/31
    0


    4064175          E84/G01             F           87,900.00         ZZ
                                         360         87,625.63          1
                                       9.875            763.28        100
                                       9.625            763.28
    SALEM            OR   97302          1            12/12/00         23
    0432640464                           05           02/01/01          0
    60702434                             O            01/01/31
    0


    4064402          T08/G01             F           77,805.00         ZZ
                                         360         77,661.85          1
                                       9.875            675.62         95
                                       9.625            675.62
    ROSWELL          GA   30076          1            12/12/00         10
    0432642155                           07           02/01/01         30
    5010029                              N            01/01/31
    0


    4067421          U05/G01             F          263,500.00         ZZ
                                         360        263,015.21          1
                                       9.875          2,288.10        100
                                       9.625          2,288.10
    NORTH HILLS      CA   91343          1            12/19/00         23
    0432595981                           05           02/01/01          0
    3089287                              O            01/01/31
    0


    4069822          A11/G01             F          109,180.00         ZZ
                                         360        108,981.20          1
                                      12.625          1,175.84        103
                                      12.375          1,175.84
    SMETHPORT        PA   16749          1            12/21/00         23
    0432589299                           05           01/21/01          0
1


    4610404497                           O            12/21/30
    0


    4069844          696/G01             F           94,900.00         ZZ
                                         360         94,649.55          1
                                      10.125            841.59         95
                                       9.875            841.59
    DISTRICT HEIGHT  MD   20747          1            11/07/00         23
    0432454866                           03           12/01/00          0
    20200053                             N            11/01/30
    0


    4077825          526/G01             F          151,000.00         ZZ
                                         360        150,722.17          1
                                       9.875          1,311.21        100
                                       9.625          1,311.21
    PLANO            TX   75025          1            12/20/00         23
    0432575777                           05           02/01/01          0
    0434017                              O            01/01/31
    0


    4080260          700/G01             F          149,000.00         ZZ
                                         360        148,739.37          1
                                      10.125          1,321.37        100
                                       9.875          1,321.37
    MIDDLETOWN       CA   95461          1            12/26/00         23
    0432577187                           03           02/01/01          0
    00254411                             O            01/01/31
    0


    4082602          526/G01             F           89,880.00         ZZ
                                         360         89,714.64          1
                                       9.875            780.47        100
                                       9.625            780.47
    CASA GRANDE      AZ   85222          1            12/13/00         23
    0432622165                           05           02/01/01          0
    0433852                              O            01/01/31
    0


    4087394          526/G01             F           52,430.00         ZZ
                                         360         52,343.29          1
                                      10.375            474.70        107
                                      10.125            474.70
    PHOENIX          AZ   85016          1            12/13/00         23
    0432619237                           01           02/01/01          0
    0431693                              O            01/01/31
    0


1


    4092762          700/G01             F          220,000.00         ZZ
                                         360        219,584.42          1
                                       9.750          1,890.14        100
                                       9.500          1,890.14
    DALLAS           TX   75209          1            12/21/00         23
    0432579936                           03           02/01/01          0
    00254543                             O            01/01/31
    0


    4092848          526/G01             F           78,350.00         ZZ
                                         360         78,205.86          1
                                       9.875            680.35         95
                                       9.625            680.35
    VICKSBURG        MS   39180          1            12/19/00         23
    0432638468                           05           02/01/01          0
    0434932                              N            01/01/31
    0


    4096220          526/G01             F          119,950.00         ZZ
                                         360        119,756.81          1
                                      10.500          1,097.23        100
                                      10.250          1,097.23
    NOGALES          AZ   85621          5            12/15/00         23
    0432575694                           05           02/01/01          0
    0434430                              O            01/01/31
    0


    4097601          U05/G01             F          171,000.00         ZZ
                                         360        170,646.56          1
                                       9.625          1,453.48        100
                                       9.375          1,453.48
    CHULA VISTA      CA   91911          1            12/28/00         23
    0432563765                           05           02/01/01          0
    3090592                              O            01/01/31
    0


    4099014          Q64/G01             F           70,600.00         ZZ
                                         360         70,483.21          1
                                      10.375            639.22        107
                                      10.125            639.22
    POMPANO BEACH    FL   33064          1            12/08/00         23
    0432724383                           01           02/01/01          0
    0101476802                           O            01/01/31
    0


    4099449          700/G01             F          178,000.00         ZZ
                                         360        177,689.44          1
                                      10.125          1,578.54        100
                                       9.875          1,578.54
1


    SAN DIEGO        CA   92117          1            12/26/00         23
    0432617694                           01           02/01/01          0
    00254297                             O            01/01/31
    0


    4101534          642/G01             F           65,500.00         ZZ
                                         360         65,407.57          1
                                       9.750            562.75         95
                                       9.500            562.75
    DELMAR           MD   21875          1            01/26/01         23
    0432581221                           05           03/01/01          0
    12198100                             N            02/01/31
    0


    4102749          T34/G01             F          112,000.00         ZZ
                                         360        111,804.58          1
                                      10.125            993.24        100
                                       9.875            993.24
    DUMFRIES         VA   22026          1            12/27/00         23
    0432562692                           09           02/01/01          0
    9001662                              O            01/01/31
    0


    4103432          B57/G01             F          238,750.00         ZZ
                                         360        238,385.46          2
                                       9.375          1,985.80        100
                                       9.125          1,985.80
    LOS ANGELES      CA   91601          1            01/12/01         23
    0432619302                           05           03/01/01          0
    2015984                              O            02/01/31
    0


    4104475          286/G01             F          103,000.00         ZZ
                                         360        102,855.02          1
                                      11.125            990.64        103
                                      10.875            990.64
    SAVANNAH         GA   31419          5            12/07/00         23
    0432588929                           05           02/01/01          0
    0000154879                           O            01/01/31
    0


    4111984          U05/G01             F          166,650.00         ZZ
                                         360        166,359.22          2
                                      10.125          1,477.89        100
                                       9.875          1,477.89
    COLFAX           CA   95713          1            12/21/00         23
    0432575934                           05           02/01/01          0
    3086100                              O            01/01/31
    0
1




    4112306          808/G01             F          178,690.00         ZZ
                                         360        178,431.11          1
                                       9.625          1,518.85        107
                                       9.375          1,518.85
    ROSEMEAD         CA   91770          1            01/05/01         23
    0432640233                           05           03/01/01          0
    9317125                              O            02/01/31
    0


    4113665          T24/G01             F          169,000.00         ZZ
                                         360        168,639.56          1
                                      10.250          1,514.41        100
                                      10.000          1,514.41
    SAN DIEGO        CA   92104          1            11/21/00         23
    0432619096                           01           01/01/01          0
    09782039                             O            12/01/30
    0


    4114192          664/G01             F           80,050.00         ZZ
                                         360         79,894.74          1
                                       9.625            680.42        107
                                       9.375            680.42
    MINNEAPOLIS      MN   55407          1            12/27/00         23
    0432615979                           05           02/01/01          0
    0003718517                           O            01/01/31
    0


    4115376          E86/G01             F          183,200.00         ZZ
                                         360        182,979.88          1
                                      12.875          2,008.67        103
                                      12.625          2,008.67
    CALEXICO         CA   92231          1            11/29/00         23
    0432590750                           05           01/01/01          0
    0000084992                           O            12/01/30
    0


    4119491          526/G01             F          154,080.00         ZZ
                                         180        152,522.46          1
                                       9.625          1,620.58        106
                                       9.375          1,620.58
    ANTIOCH          TN   37013          2            12/26/00         23
    0432732964                           03           02/01/01          0
    435368                               O            01/01/16
    0


    4121436          526/G01             F          225,000.00         ZZ
                                         360        224,674.02          1
1


                                       9.625          1,912.48        100
                                       9.375          1,912.48
    MOORPARK         CA   93021          1            01/24/01         23
    0432628592                           09           03/01/01          0
    0435802                              O            02/01/31
    0


    4122846          664/G01             F          140,950.00         ZZ
                                         360        140,656.32          1
                                       9.625          1,198.06        100
                                       9.375          1,198.06
    PUYALLUP         WA   98373          1            12/27/00         23
    0432702199                           05           02/01/01          0
    0003696960                           O            01/01/31
    0


    4123575          U05/G01             F          171,800.00         ZZ
                                         360        171,483.93          1
                                       9.875          1,491.82        100
                                       9.625          1,491.82
    PEORIA           AZ   85382          1            12/29/00         23
    0432572824                           03           02/01/01          0
    3093260                              O            01/01/31
    0


    4123735          526/G01             F           44,175.00         ZZ
                                         360         44,114.30          1
                                       9.875            383.59         95
                                       9.625            383.59
    MEMPHIS          TN   38127          1            01/12/01         23
    0432601441                           05           03/01/01          0
    435567                               N            02/01/31
    0


    4123915          U59/G01             F           66,340.00         T
                                         360         66,224.23          1
                                      10.125            588.32        107
                                       9.875            588.32
    BALTIMORE        MD   21224          1            01/22/01         23
    0432578896                           05           02/22/01          0
    01933800729337                       O            01/22/31
    0


    4123976          T24/G01             F          252,800.00         ZZ
                                         360        252,370.50          1
                                      10.250          2,265.34        105
                                      10.000          2,265.34
    RANCHO CUCAMONG  CA   91739          1            11/30/00         23
    0432628519                           05           02/01/01          0
1


    09780202                             O            01/01/31
    0


    4124615          U05/G01             F          127,000.00         ZZ
                                         360        126,708.71          1
                                       9.250          1,044.80        100
                                       9.000          1,044.80
    POWDER SPRINGS   GA   30127          1            01/02/01         23
    0432576015                           05           03/01/01          0
    3092886                              O            02/01/31
    0


    4124667          U05/G01             F          203,200.00         ZZ
                                         360        202,935.22          2
                                      10.125          1,802.02         95
                                       9.875          1,802.02
    CHICAGO          IL   60639          1            01/23/01         23
    0432577286                           05           03/01/01          0
    3087367                              N            02/01/31
    0


    4125114          526/G01             F           87,700.00         ZZ
                                         360         87,525.39          1
                                       9.500            737.43        102
                                       9.250            737.43
    MESA             AZ   85201          2            12/28/00         23
    0432616910                           05           02/01/01          0
    0435793                              O            01/01/31
    0


    4126756          526/G01             F          171,200.00         ZZ
                                         360        170,885.03          1
                                       9.875          1,486.61        107
                                       9.625          1,486.61
    PEORIA           AZ   85381          5            12/28/00         23
    0432609733                           05           02/01/01          0
    0434797                              O            01/01/31
    0


    4126961          E84/G01             F          130,000.00         ZZ
                                         360        129,779.14          2
                                      10.250          1,164.93        100
                                      10.000          1,164.93
    TACOMA           WA   98405          1            12/27/00         23
    0432723831                           05           02/01/01          0
    61202695                             O            01/01/31
    0


1


    4128377          L86/G01             F          227,850.00         ZZ
                                         360        227,408.11          1
                                       9.625          1,936.70        101
                                       9.375          1,936.70
    CORONA           CA   92881          1            12/28/00         23
    0432627222                           29           02/01/01          0
    07011025                             O            01/01/31
    0


    4129028          526/G01             F          119,700.00         ZZ
                                         360        119,479.78          1
                                       9.875          1,039.41         95
                                       9.625          1,039.41
    PHOENIX          AZ   85021          1            12/28/00         23
    0432580538                           05           02/01/01          0
    0435188                              N            01/01/31
    0


    4132764          K81/G01             F          149,350.00         ZZ
                                         360        149,185.84          1
                                      12.250          1,565.03        103
                                      12.000          1,565.03
    LONGWOOD         FL   32779          1            12/29/00         23
    0432672608                           03           02/01/01          0
    2501375                              O            01/01/31
    0


    4133312          L86/G01             F          211,200.00         ZZ
                                         360        210,821.58          2
                                      10.000          1,853.43        100
                                       9.750          1,853.43
    CORONA           CA   92882          1            12/27/00         23
    0432599934                           29           02/01/01          0
    07011066                             O            01/01/31
    0


    4133334          526/G01             F           81,000.00         ZZ
                                         360         80,927.81          1
                                      11.875            825.39        100
                                      11.625            825.39
    CLEVELAND HEIGH  OH   44112          1            01/16/01         23
    0432733228                           05           03/01/01          0
    0435530                              O            02/01/31
    0


    4133361          808/G01             F           90,000.00         ZZ
                                         360         89,876.31          1
                                       9.875            781.52        100
                                       9.625            781.52
1


    SONORA           CA   95370          1            01/02/01         23
    0432568319                           05           03/01/01          0
    9418956                              O            02/01/31
    0


    4135040          A11/G01             F          169,950.00         ZZ
                                         360        169,816.66          1
                                      13.750          1,980.11        103
                                      13.500          1,980.11
    MADISON HEIGHTS  MI   48071          1            01/05/01         23
    0432557577                           05           02/05/01          0
    1610439128                           O            01/05/31
    0


    4135637          E82/G01             F          159,000.00         ZZ
                                         360        158,722.55          1
                                      10.125          1,410.05        105
                                       9.875          1,410.05
    BEAR             DE   19701          5            12/22/00         23
    0400348660                           05           02/01/01          0
    0400348660                           O            01/01/31
    0


    4136817          664/G01             F          185,550.00         ZZ
                                         360        185,308.20          1
                                      10.125          1,645.50        100
                                       9.875          1,645.50
    BRADENTON        FL   34202          1            01/12/01         23
    0432600831                           05           03/01/01          0
    0003786514                           O            02/01/31
    0


    4138072          664/G01             F          148,600.00         ZZ
                                         360        148,283.03          1
                                      10.250          1,331.61        104
                                      10.000          1,331.61
    BRADENTON        FL   34203          1            11/30/00         23
    0432587988                           03           01/01/01          0
    0003712098                           O            12/01/30
    0


    4143607          U05/G01             F          165,400.00         ZZ
                                         360        165,104.94          1
                                       8.625          1,286.46        100
                                       8.375          1,286.46
    ALOHA            OR   97007          5            01/18/01         23
    0432596757                           03           03/01/01          0
    3094757                              O            02/01/31
    0
1




    4143908          526/G01             F           58,710.00         ZZ
                                         360         58,625.10          1
                                      11.000            559.11        103
                                      10.750            559.11
    INDIANAPOLIS     IN   46203          5            01/04/01         23
    0432597813                           05           02/01/01          0
    0435484                              O            01/01/31
    0


    4144149          526/G01             F           61,750.00         ZZ
                                         360         61,660.41          1
                                       9.625            524.87         95
                                       9.375            524.87
    LAS CRUCES       NM   88005          1            01/31/01         23
    0432692325                           05           03/01/01          0
    0437170                              N            02/01/31
    0


    4144954          U05/G01             F           80,000.00         ZZ
                                         360         79,918.88          1
                                       9.375            665.40        100
                                       9.125            665.40
    MESA             AZ   85201          1            02/14/01         23
    0432693034                           01           04/01/01          0
    3104303                              O            03/01/31
    0


    4147075          U05/G01             F          132,950.00         ZZ
                                         360        132,671.09          1
                                       9.250          1,093.75        107
                                       9.000          1,093.75
    CHICAGO          IL   60631          1            01/05/01         23
    0432558203                           01           02/01/01          0
    3077330                              O            01/01/31
    0


    4147158          526/G01             F          145,000.00         ZZ
                                         360        144,800.73          1
                                       9.875          1,259.11        100
                                       9.625          1,259.11
    ALBUQUERQUE      NM   87109          1            01/04/01         23
    0432682615                           05           03/01/01          0
    0436775                              O            02/01/31
    0


    4148192          069/G01             F           97,200.00         ZZ
                                         360         96,976.75          1
1


                                      10.250            871.02         90
                                      10.000            871.02
    SUN CITY         CA   92586          1            01/11/01         23
    0432579001                           03           03/01/01          0
    21488103577                          N            02/01/31
    0


    4151425          U59/G01             F           82,283.00         ZZ
                                         360         82,172.86          1
                                      10.000            722.10        107
                                       9.750            722.10
    MAYBROOK         NY   12543          1            02/01/01         23
    0432602506                           07           03/01/01          0
    800740165                            O            02/01/31
    0


    4153041          526/G01             F           64,200.00         ZZ
                                         360         64,107.00          1
                                       9.625            545.69        107
                                       9.375            545.69
    INDIANAPOLIS     IN   46241          1            01/16/01         23
    0432608198                           05           03/01/01          0
    436699                               O            02/01/31
    0


    4153554          964/G01             F          246,000.00         ZZ
                                         360        245,604.27          1
                                       9.125          2,001.54        104
                                       8.875          2,001.54
    TRABUCO CANYON   CA   92679          1            01/22/01         23
    0432626893                           03           03/01/01          0
    97066                                O            02/01/31
    0


    4153818          Q01/G01             F           99,999.00         ZZ
                                         360         99,861.58          1
                                       9.875            868.34        100
                                       9.625            868.34
    STERLING HEIGHT  MI   48312          1            01/24/01         23
    0432580355                           01           03/01/01          0
    33843                                O            02/01/31
    0


    4155207          U05/G01             F          232,150.00         ZZ
                                         360        231,822.42          1
                                       9.750          1,994.53        107
                                       9.500          1,994.53
    CITRUS HEIGHTS   CA   95610          5            01/09/01         23
    0432602290                           05           03/01/01          0
1


    3089441                              O            02/01/31
    0


    4155659          E22/G01             F          117,700.00         ZZ
                                         360        117,500.03          2
                                      10.250          1,054.71        107
                                       9.750          1,054.71
    FORT WAYNE       IN   46802          1            01/04/01         23
    0412259293                           05           02/01/01          0
    0412259293                           O            01/01/31
    0


    4157786          808/G01             F          135,000.00         ZZ
                                         360        134,804.40          1
                                       9.625          1,147.49        100
                                       9.375          1,147.49
    FONTANA          CA   92336          1            01/27/01         23
    0432594943                           05           03/01/01          0
    9317428                              O            02/01/31
    0


    4158496          642/G01             F          190,500.00         ZZ
                                         360        190,239.12          1
                                      11.250          1,850.25        103
                                      11.000          1,850.25
    CHICAGO          IL   60707          1            12/22/00         23
    0432615185                           05           02/01/01          0
    10193700                             O            01/01/31
    0


    4159611          526/G01             F           59,500.00         ZZ
                                         360         59,420.35          4
                                      10.000            522.16        100
                                       9.750            522.16
    COLUMBUS         OH   43227          1            01/16/01         23
    0432629053                           05           03/01/01          0
    0436234                              O            02/01/31
    0


    4162379          964/G01             F          135,890.00         ZZ
                                         360        135,698.27          1
                                       9.750          1,167.50        107
                                       9.500          1,167.50
    SOMERSET         CA   95684          1            01/17/01         23
    0432609097                           05           03/01/01          0
    98691                                O            02/01/31
    0


1


    4162576          T34/G01             F          103,000.00         ZZ
                                         360        102,892.50          1
                                      13.500          1,179.77        103
                                      13.250          1,179.77
    SILVER SPRING    MD   20902          1            11/14/00         23
    0432732352                           01           01/01/01          0
    9001182                              O            12/01/30
    0


    4163524          T34/G01             F          123,150.00         ZZ
                                         360        123,013.99          1
                                      13.250          1,386.39        103
                                      13.000          1,386.39
    LAUREL           MD   20707          1            11/30/00         23
    0432701217                           05           01/01/01          0
    9001301                              O            12/01/30
    0


    4163946          T24/G01             F           65,550.00         ZZ
                                         360         65,429.41          1
                                       9.875            569.20         95
                                       9.625            569.20
    LEESBURG         VA   20176          1            12/21/00         23
    0432686202                           01           02/01/01          0
    09961939                             N            01/01/31
    0


    4164653          808/G01             F          128,474.00         ZZ
                                         360        128,277.82          2
                                       9.375          1,068.59        107
                                       9.125          1,068.59
    LOS ANGELES      CA   90033          1            01/17/01         23
    0432622314                           05           03/01/01          0
    9317259                              O            02/01/31
    0


    4165927          T24/G01             F          169,000.00         ZZ
                                         180        166,898.12          1
                                       9.375          1,752.01        107
                                       9.125          1,752.01
    NEWARK           DE   19711          1            12/15/00         23
    0432628188                           05           02/01/01          0
    09785552                             O            01/01/16
    0


    4166014          T24/G01             F           52,725.00         ZZ
                                         360         52,627.99          1
                                       9.875            457.84         95
                                       9.625            457.84
1


    BREMERTON        WA   98312          1            12/22/00         23
    0432765220                           05           02/01/01          0
    09963071                             N            01/01/31
    0


    4166342          664/G01             F           61,800.00         ZZ
                                         360         61,731.44          1
                                      10.875            582.71        103
                                      10.625            582.71
    NAUGATUCK        CT   06770          1            01/18/01         23
    0432657831                           01           03/01/01          0
    0003657137                           O            02/01/31
    0


    4166424          T24/G01             F           62,200.00         ZZ
                                         360         62,085.57          1
                                       9.875            540.11         95
                                       9.625            540.11
    LEESBURG         VA   20176          1            12/22/00         23
    0432570935                           01           02/01/01          0
    09961938                             N            01/01/31
    0


    4169803          069/G01             F          132,870.00         ZZ
                                         360        132,714.44          1
                                      10.625          1,227.85        103
                                      10.375          1,227.85
    LAWNDALE         CA   90260          1            01/10/01         23
    0432619120                           01           03/01/01          0
    22188099205                          O            02/01/31
    0


    4172282          U05/G01             F          134,900.00         ZZ
                                         360        134,724.22          2
                                      10.125          1,196.32        100
                                       9.875          1,196.32
    WORCESTER        MA   01606          1            01/12/01         23
    0432729051                           05           03/01/01          0
    3081495                              O            02/01/31
    0


    4178417          526/G01             F           85,500.00         ZZ
                                         360         85,376.13          1
                                       9.625            726.74        100
                                       9.375            726.74
    HOUSTON          TX   77062          1            01/19/01         23
    0432739886                           03           03/01/01          0
    0437876                              O            02/01/31
    0
1




    4178764          664/G01             F          252,350.00         ZZ
                                         360        249,306.08          1
                                      10.375          2,284.80        103
                                      10.125          2,284.80
    ARLINGTON HEIGH  IL   60005          1            01/12/01         23
    0432619534                           05           03/01/01          0
    0003781135                           O            02/01/31
    0


    4179949          G75/G01             F          148,250.00         ZZ
                                         360        148,005.23          1
                                       9.000          1,192.86        106
                                       8.750          1,192.86
    LANHAM           MD   20706          1            01/16/01         23
    0432576205                           05           03/01/01          0
    04167183                             O            02/01/31
    0


    4181067          526/G01             F          112,350.00         ZZ
                                         360        112,164.52          1
                                       9.000            903.99        107
                                       8.750            903.99
    MESA             AZ   85210          1            01/17/01         23
    0432634855                           05           03/01/01          0
    0438619                              O            02/01/31
    0


    4184076          U05/G01             F          165,000.00         ZZ
                                         360        164,754.59          1
                                       9.500          1,387.41        100
                                       9.250          1,387.41
    PHOENIX          AZ   85310          1            01/24/01         23
    0432593838                           03           03/01/01          0
    3098057                              O            02/01/31
    0


    4186315          664/G01             F          212,900.00         ZZ
                                         360        212,316.88          1
                                       9.750          1,829.14        107
                                       9.500          1,829.14
    MILWAUKIE        OR   97267          2            01/08/01         23
    0432641884                           05           03/01/01          0
    0003697604                           O            02/01/31
    0


    4187810          Q64/G01             F          115,000.00         ZZ
                                         360        114,788.37          1
1


                                       9.875            998.61        100
                                       9.625            998.61
    LAWRENCEVILLE    GA   30044          1            01/05/01         23
    0432597979                           05           02/01/01          0
    0101547107                           O            01/01/31
    0


    4188747          U05/G01             F          161,500.00         ZZ
                                         360        161,266.03          1
                                       9.625          1,372.73        100
                                       9.375          1,372.73
    PEORIA           AZ   85382          1            01/19/01         23
    0432595635                           03           03/01/01          0
    3096352                              O            02/01/31
    0


    4188876          286/G01             F          108,150.00         ZZ
                                         360        107,997.78          1
                                      11.125          1,040.17        103
                                      10.875          1,040.17
    BERRIEN SPRINGS  MI   49103          5            12/21/00         23
    0432533628                           05           02/01/01          0
    0000160049                           O            01/01/31
    0


    4190632          E22/G01             F           54,700.00         ZZ
                                         360         54,624.82          1
                                       9.875            474.99         95
                                       9.625            474.99
    SPARTA           MI   49345          1            01/12/01         23
    0412293292                           05           03/01/01          0
    0412293292                           N            02/01/31
    0


    4191855          T24/G01             F          246,100.00         ZZ
                                         360        245,575.07          1
                                      10.250          2,205.31        107
                                      10.000          2,205.31
    OAKDALE          CA   95361          5            10/30/00         23
    0432628758                           05           01/01/01          0
    09776557                             O            12/01/30
    0


    4191924          286/G01             F          163,360.00         ZZ
                                         360        163,235.43          1
                                      13.875          1,919.46        100
                                      13.625          1,919.46
    DEPTFORD         NJ   08096          1            12/29/00         23
    0432624880                           05           02/01/01          0
1


    0000120925                           O            01/01/31
    0


    4193871          664/G01             F          108,300.00         ZZ
                                         180        107,500.52          2
                                       9.875          1,155.53         95
                                       9.625          1,155.53
    YARMOUTH         MA   02664          1            01/24/01         11
    0432657856                           05           03/01/01         30
    3791019                              N            02/01/16
    0


    4194341          069/G01             F           53,350.00         ZZ
                                         360         53,266.38          1
                                       9.250            438.90        107
                                       9.000            438.90
    NEEDLES          CA   92363          1            01/30/01         23
    0432677367                           05           03/01/01          0
    35188108527                          O            02/01/31
    0


    4194531          664/G01             F           72,850.00         ZZ
                                         360         72,744.14          1
                                      10.375            659.59        100
                                      10.125            659.59
    GREENSBORO       NC   27405          1            01/19/01         23
    0432657724                           05           03/01/01          0
    0003803426                           O            02/01/31
    0


    4195832          526/G01             F           90,750.00         ZZ
                                         360         89,991.52          1
                                       9.875            788.03        100
                                       9.625            788.03
    CHANDLER         AZ   85224          1            01/19/01         23
    0432616324                           01           03/01/01          0
    0437072                              O            02/01/31
    0


    4196088          P23/G01             F           42,265.00         ZZ
                                         360         42,206.92          1
                                       9.875            367.01        107
                                       9.625            367.01
    HARRISBURG       PA   17102          1            01/12/01         23
    0432558898                           07           03/01/01          0
    000002234                            O            02/01/31
    0


1


    4197824          T24/G01             F           80,000.00         ZZ
                                         360         79,844.86          1
                                       9.625            679.99        100
                                       9.375            679.99
    PALMDALE         CA   93551          1            12/26/00         23
    0432641736                           05           02/01/01          0
    09789417                             O            01/01/31
    0


    4198025          T24/G01             F          149,750.00         ZZ
                                         360        149,481.70          1
                                      10.000          1,314.16        100
                                       9.750          1,314.16
    OAKLAND          CA   94621          1            11/29/00         23
    0432575579                           05           02/01/01          0
    09780347                             O            01/01/31
    0


    4198582          147/G01             F          175,000.00         ZZ
                                         360        174,734.75          1
                                      10.625          1,617.18        100
                                      10.375          1,617.18
    WASHINGTON       DC   20010          1            01/25/01         23
    0432618767                           07           03/01/01          0
    1                                    O            02/01/31
    0


    4200486          286/G01             F           23,750.00         ZZ
                                         360         23,707.42          1
                                      10.000            208.43         95
                                       9.750            208.43
    KANSAS           KS   66102          1            12/29/00         23
    0432576312                           05           02/01/01          0
    236294                               N            01/01/31
    0


    4200512          T24/G01             F           89,600.00         ZZ
                                         360         89,481.84          1
                                      12.625            964.96        103
                                      12.375            964.96
    CHICOPEE         MA   01022          1            12/29/00         23
    0432586170                           01           02/01/01          0
    09783052                             O            01/01/31
    0


    4200641          526/G01             F          132,600.00         ZZ
                                         360        132,407.88          1
                                       9.625          1,127.09        102
                                       9.375          1,127.09
1


    BLOOMINGTON      IN   47403          1            01/19/01         23
    0432606135                           05           03/01/01          0
    0435147                              O            02/01/31
    0


    4201374          664/G01             F           74,000.00         ZZ
                                         360         73,889.91          1
                                       9.500            622.24        107
                                       9.250            622.24
    MAYWOOD          IL   60153          1            01/30/01         23
    0432645976                           05           03/01/01          0
    0003803202                           O            02/01/31
    0


    4201445          526/G01             F          183,100.00         ZZ
                                         360        182,848.38          1
                                       9.875          1,589.95        103
                                       9.625          1,589.95
    PURCELLVILLE     VA   20132          5            01/19/01         23
    0432616480                           05           03/01/01          0
    0434007                              O            02/01/31
    0


    4201463          526/G01             F           98,880.00         ZZ
                                         360         98,674.63          1
                                      10.375            895.27        103
                                      10.125            895.27
    FAIRFIELD        AL   35064          1            11/20/00         23
    0432739449                           05           01/01/01          0
    0422011                              O            12/01/30
    0


    4201738          642/G01             F           85,600.00         ZZ
                                         360         85,508.02          1
                                       9.125            696.47        107
                                       8.875            696.47
    CROSSVILLE       TN   38555          1            02/02/01         23
    0432593309                           05           04/01/01          0
    10144000                             O            03/01/31
    0


    4201835          E87/G01             F          205,975.00         ZZ
                                         360        205,626.01          1
                                       8.875          1,638.83        107
                                       8.625          1,638.83
    BUELLTON         CA   93427          1            01/22/01         23
    0432595494                           09           03/01/01          0
    70003195                             O            02/01/31
    0
1




    4202099          964/G01             F          237,000.00         ZZ
                                         360        236,647.52          1
                                       9.500          1,992.82         95
                                       9.250          1,992.82
    ESTACADA         OR   97023          5            01/24/01         23
    0432597243                           05           03/01/01          0
    100757                               O            02/01/31
    0


    4202654          R74/G01             F          107,000.00         ZZ
                                         360        106,856.48          1
                                       9.990            938.22        100
                                       9.740            938.22
    DINGMANS FERRY   PA   18328          1            01/22/01         23
    0432601599                           03           03/01/01          0
    1010015579                           O            02/01/31
    0


    4202699          948/G01             F          107,000.00         ZZ
                                         360        106,897.07          1
                                       9.625            909.49        107
                                       9.375            909.49
    DETROIT          MI   48205          5            02/23/01         23
    0432642346                           05           04/01/01          0
    56587                                O            03/01/31
    0


    4202900          526/G01             F          235,400.00         ZZ
                                         360        235,021.33          1
                                       9.125          1,915.29        107
                                       8.875          1,915.29
    INDIANAPOLIS     IN   46203          1            01/31/01         23
    0432641405                           05           03/01/01          0
    433587                               O            02/01/31
    0


    4203376          664/G01             F          144,200.00         ZZ
                                         360        143,867.00          1
                                       9.875          1,252.16        103
                                       9.625          1,252.16
    JAMESTOWN        NC   27282          1            11/30/00         23
    0432609782                           05           01/01/01          0
    0003732815                           O            12/01/30
    0


    4203885          N67/G01             F           93,500.00         ZZ
                                         360         93,336.86          1
1


                                      10.125            829.18         95
                                       9.875            829.18
    ATLANTA          GA   30331          1            01/09/01         23
    0432746782                           05           02/01/01          0
    583656                               N            01/01/31
    0


    4205086          700/G01             F           64,375.00         ZZ
                                         360         64,297.44          1
                                      10.250            576.87        103
                                      10.000            576.87
    AREA OF CRESTLI  CA   92325          1            02/01/01         23
    0432654796                           05           04/01/01          0
    00255324                             O            03/01/31
    0


    4207935          E84/G01             F          145,000.00         ZZ
                                         360        144,793.79          1
                                      10.000          1,272.48        100
                                       9.750          1,272.48
    VALLEJO          CA   94590          1            01/24/01         23
    0432636678                           05           03/01/01          0
    23002781                             O            02/01/31
    0


    4208159          664/G01             F          182,000.00         ZZ
                                         360        181,755.00          1
                                      10.375          1,647.84        100
                                      10.125          1,647.84
    SALEM            MA   01970          1            01/31/01         23
    0432673143                           01           03/01/01          0
    0003794039                           O            02/01/31
    0


    4208859          G75/G01             F          128,600.00         ZZ
                                         360        128,237.80          1
                                       8.875          1,023.20        103
                                       8.625          1,023.20
    ANKENY           IA   50021          1            01/24/01         23
    0432590214                           05           03/01/01          0
    04237637                             O            02/01/31
    0


    4209682          U05/G01             F           64,950.00         ZZ
                                         360         64,860.75          1
                                       9.875            563.99        107
                                       9.625            563.99
    WEST PALM BEACH  FL   33409          1            01/25/01         23
    0432613305                           05           03/01/01          0
1


    00000048                             O            02/01/31
    0


    4209865          286/G01             F          263,680.00         ZZ
                                         360        263,297.97          1
                                       9.625          2,241.26        100
                                       9.375          2,241.26
    CHICAGO          IL   60612          1            01/31/01         23
    0432618809                           09           03/01/01          0
    0000227188                           O            02/01/31
    0


    4211269          700/G01             F          184,450.00         ZZ
                                         360        184,277.20          1
                                       9.750          1,584.71        100
                                       9.500          1,584.71
    LAS VEGAS        NV   89123          1            02/06/01         23
    0432683837                           05           04/01/01          0
    10254930                             O            03/01/31
    0


    4212739          948/G01             F          245,500.00         ZZ
                                         360        245,269.99          1
                                       9.750          2,109.23        105
                                       9.500          2,109.23
    ANN ARBOR        MI   48103          1            02/05/01         23
    0432599751                           05           04/01/01          0
    56589                                O            03/01/31
    0


    4212997          455/G01             F          200,000.00         ZZ
                                         360        199,739.36          1
                                      10.125          1,773.65        100
                                       9.875          1,773.65
    MOORESVILLE      NC   28117          1            01/26/01         23
    0432617629                           03           03/01/01          0
    42000760                             O            02/01/31
    0


    4213778          624/G01             F          133,750.00         ZZ
                                         360        133,340.22          1
                                       9.750          1,149.12         94
                                       9.500          1,149.12
    STOCKTON         CA   95209          1            01/24/01         23
    0432585834                           05           03/01/01          0
    29034710193F                         O            02/01/31
    0


1


    4218271          526/G01             F           77,250.00         ZZ
                                         360         71,089.67          1
                                       9.625            656.62        103
                                       9.375            656.62
    WILMINGTON       NC   28411          1            02/01/01         23
    0432699999                           05           03/01/01          0
    0437610                              O            02/01/31
    0


    4218441          N67/G01             F          114,490.00         ZZ
                                         360        114,268.15          1
                                      10.125          1,015.32        107
                                       9.875          1,015.32
    TUCSON           AZ   85730          2            01/11/01         23
    0432568475                           05           03/01/01          0
    1780004763                           O            02/01/31
    0


    4218463          T34/G01             F           91,500.00         ZZ
                                         360         91,340.36          1
                                      10.125            811.44        100
                                       9.875            811.44
    FREDERICK        MD   21701          1            12/22/00         23
    0432586675                           07           02/01/01          0
    5054486                              O            01/01/31
    0


    4219973          286/G01             F          132,900.00         ZZ
                                         360        132,717.36          1
                                       9.875          1,154.04        104
                                       9.625          1,154.04
    WOODBURY         MN   55125          1            01/12/01         23
    0432618460                           05           03/01/01          0
    239837                               O            02/01/31
    0


    4221508          808/G01             F           72,225.00         ZZ
                                         360         72,149.82          1
                                       9.250            594.18        107
                                       9.000            594.18
    LANCASTER        CA   93535          1            02/08/01         23
    0432639375                           05           04/01/01          0
    9419516                              O            03/01/31
    0


    4223797          Q64/G01             F          170,500.00         ZZ
                                         360        170,344.43          1
                                       9.875          1,480.54        100
                                       9.625          1,480.54
1


    MURFREESBORO     TN   37127          1            02/16/01         23
    0432630697                           05           04/01/01          0
    0101617306                           O            03/01/31
    0


    4224316          U28/G01             F          177,299.00         ZZ
                                         360        177,042.15          1
                                       9.625          1,507.02        100
                                       9.375          1,507.02
    EVANS            GA   30809          1            01/26/01         23
    0432617686                           03           03/01/01          0
    1                                    O            02/01/31
    0


    4224346          E86/G01             F          117,700.00         ZZ
                                         360        117,524.93          1
                                       9.500            989.69        107
                                       9.250            989.69
    PROSPECT HEIGHT  IL   60070          1            01/26/01         23
    0432612661                           01           03/01/01          0
    316691                               O            02/01/31
    0


    4224475          642/G01             F          141,100.00         ZZ
                                         360        140,882.86          1
                                      12.125          1,464.96        103
                                      11.875          1,464.96
    PLYMOUTH         MI   48170          1            01/15/01         23
    0432575082                           05           03/01/01          0
    10129600                             O            02/01/31
    0


    4224777          664/G01             F           87,550.00         ZZ
                                         360         87,367.74          2
                                      10.500            800.86        103
                                      10.250            800.86
    SAINT LOUIS      MO   63118          1            01/29/01         23
    0432665107                           05           03/01/01          0
    COOPER                               O            02/01/31
    0


    4225396          W09/G01             F          159,650.00         ZZ
                                         360        159,463.09          1
                                      10.625          1,475.33        103
                                      10.375          1,475.33
    MASON            OH   45040          1            01/29/01         23
    0432641629                           05           03/01/01          0
    20016061                             O            02/01/31
    0
1




    4225595          Q64/G01             F          130,433.00         ZZ
                                         360        130,222.91          1
                                      10.500          1,193.13        107
                                      10.250          1,193.13
    DELRAY BEACH     FL   33445          1            01/04/01         23
    0432597961                           05           02/01/01          0
    0101557601                           O            01/01/31
    0


    4225625          526/G01             F          169,000.00         ZZ
                                         360        168,729.97          1
                                       9.625          1,436.48        100
                                       9.375          1,436.48
    SCOTTSDALE       AZ   85257          1            01/26/01         23
    0432632883                           03           03/01/01          0
    439619                               O            02/01/31
    0


    4226427          U05/G01             F          129,800.00         ZZ
                                         360        129,541.56          1
                                       9.500          1,091.43        103
                                       9.250          1,091.43
    NEWARK           DE   19702          1            12/21/00         23
    0432592640                           05           02/01/01          0
    3089886                              O            01/01/31
    0


    4226505          Q64/G01             F          125,725.00         ZZ
                                         360        125,481.17          1
                                       9.625          1,068.65        107
                                       9.375          1,068.65
    MCDONOUGH        GA   30252          1            01/04/01         23
    0432614501                           05           02/01/01          0
    0101526309                           O            01/01/31
    0


    4226596          L86/G01             F          225,000.00         ZZ
                                         360        224,682.51          1
                                       9.750          1,933.10        100
                                       9.500          1,933.10
    LAKE ELSINORE    CA   92532          1            01/29/01         23
    0432652469                           03           03/01/01          0
    20505791                             O            02/01/31
    0


    4226598          Q64/G01             F           85,900.00         ZZ
                                         360         85,788.03          1
1


                                      10.125            761.79        100
                                       9.875            761.79
    BRUNSWICK        GA   31525          1            01/12/01         23
    0432580959                           05           03/01/01          0
    0101514206                           O            02/01/31
    0


    4226657          Q64/G01             F          127,330.00         ZZ
                                         360        127,130.32          1
                                      10.625          1,176.66        107
                                      10.375          1,176.66
    LITHONIA         GA   30058          1            12/22/00         23
    0432602142                           05           02/01/01          0
    0101542603                           O            01/01/31
    0


    4226920          964/G01             F          141,500.00         ZZ
                                         360        141,338.74          1
                                      10.750          1,320.88        100
                                      10.500          1,320.88
    LAS VEGAS        NV   89123          1            01/26/01         23
    0432595544                           05           03/01/01          0
    100801                               O            02/01/31
    0


    4227446          U62/G01             F          101,500.00         ZZ
                                         360        101,352.94          1
                                       9.625            862.74        107
                                       9.375            862.74
    GREENSBORO       NC   27406          9            01/18/01         23
    0432574457                           05           03/01/01          0
    2001228434                           O            02/01/31
    0


    4227749          526/G01             F           84,500.00         ZZ
                                         360         84,418.72          1
                                       9.625            718.24        100
                                       9.375            718.24
    TOWSON           MD   21286          1            02/28/01         23
    0432725455                           07           04/01/01          0
    0439366                              O            03/01/31
    0


    4227793          R74/G01             F           69,000.00         ZZ
                                         360         68,885.77          1
                                       9.900            600.44        103
                                       9.650            600.44
    ALTOONA          PA   16601          2            01/23/01         23
    0432630044                           05           03/01/01          0
1


    1010015699                           O            02/01/31
    0


    4229231          147/G01             F           57,775.00         ZZ
                                         360         57,695.60          1
                                       9.875            501.69        106
                                       9.625            501.69
    ZION             IL   60099          1            01/31/01         23
    0432608370                           05           03/01/01          0
    1                                    O            02/01/31
    0


    4229317          E86/G01             F           66,600.00         ZZ
                                         360         66,505.04          1
                                       9.700            569.75        100
                                       9.450            569.75
    PHOENIX          AZ   85017          1            01/05/01         23
    0432608040                           09           03/01/01          0
    0000091057                           O            02/01/31
    0


    4229494          642/G01             F           79,800.00         ZZ
                                         360         79,727.20          1
                                       9.875            692.94        103
                                       9.625            692.94
    KOKOMO           IN   46901          1            02/16/01         23
    0432619070                           05           04/01/01          0
    01144301                             O            03/01/31
    0


    4229681          526/G01             F           95,750.00         ZZ
                                         360         95,677.76          1
                                      12.625          1,031.20        103
                                      12.375          1,031.20
    PHOENIX          AZ   85033          1            01/29/01         23
    0432689149                           05           03/01/01          0
    0439545                              O            02/01/31
    0


    4230198          526/G01             F           89,850.00         ZZ
                                         360         89,709.18          1
                                       9.250            739.17        107
                                       9.000            739.17
    STAFFORD         TX   77477          1            01/27/01         23
    0432621258                           05           03/01/01          0
    0439549                              O            02/01/31
    0


1


    4230533          147/G01             F          208,000.00         ZZ
                                         360        207,736.06          1
                                      10.250          1,863.90        106
                                      10.000          1,863.90
    EUCLID           OH   44132          1            01/30/01         23
    0432604304                           05           03/01/01          0
    1                                    O            02/01/31
    0


    4230852          700/G01             F          160,500.00         ZZ
                                         360        160,324.00          1
                                       9.000          1,291.42        107
                                       8.750          1,291.42
    SOUTH HOLLAND    IL   60473          1            02/07/01         23
    0432655785                           05           04/01/01          0
    00255655                             O            03/01/31
    0


    4233190          526/G01             F           81,500.00         ZZ
                                         360         81,330.73          1
                                      10.375            737.91        100
                                      10.125            737.91
    LITHONIA         GA   30038          1            11/28/00         23
    0432582013                           05           01/01/01          0
    0430565                              O            12/01/30
    0


    4233789          T24/G01             F          155,000.00         ZZ
                                         360        154,792.57          1
                                      10.000          1,360.24         96
                                       9.750          1,360.24
    EAST BRIDGEWATE  MA   02333          5            01/11/01         23
    0432578995                           05           03/01/01          0
    9791355                              O            02/01/31
    0


    4233797          T24/G01             F          187,000.00         ZZ
                                         360        186,769.00          1
                                      10.375          1,693.11        107
                                      10.125          1,693.11
    STOCKTON         CA   95209          5            01/04/01         23
    0432595528                           05           03/01/01          0
    9788550                              O            02/01/31
    0


    4233875          T24/G01             F          215,700.00         ZZ
                                         360        215,259.22          1
                                       9.750          1,853.20        103
                                       9.500          1,853.20
1


    LOS ANGELES      CA   90039          1            01/09/01         23
    0432566255                           05           03/01/01          0
    09791605                             O            02/01/31
    0


    4234407          T24/G01             F          143,750.00         ZZ
                                         360        143,485.53          1
                                       9.875          1,248.25        102
                                       9.625          1,248.25
    ALGONQUIN        IL   60102          5            12/22/00         23
    0432599728                           09           02/01/01          0
    9789276                              O            01/01/31
    0


    4234794          408/G01             F          128,987.00         ZZ
                                         360        128,862.14          1
                                      11.500          1,277.35        100
                                      11.250          1,277.35
    SYRACUSE         IN   46567          1            01/31/01         23
    0432620094                           05           03/01/01          0
    2305063                              O            02/01/31
    0


    4235668          624/G01             F          208,650.00         ZZ
                                         360        208,347.74          1
                                       9.625          1,773.50        107
                                       9.375          1,773.50
    HANFORD          CA   93230          1            01/18/01         23
    0432590826                           05           03/01/01          0
    36500302608F                         O            02/01/31
    0


    4239911          526/G01             F           74,900.00         ZZ
                                         360         74,735.96          1
                                      10.125            664.23        107
                                       9.875            664.23
    PLYMOUTH         PA   18651          1            11/28/00         23
    0432578920                           05           01/01/01          0
    0424979                              O            12/01/30
    0


    4240111          K15/G01             F           87,600.00         ZZ
                                         360         87,476.39          1
                                       9.750            752.62        102
                                       9.500            752.62
    PORTLAND         TN   37148          2            01/26/01         23
    0432581767                           05           03/01/01          0
    002905302041                         O            02/01/31
    0
1




    4240913          685/G01             F          244,600.00         ZZ
                                         360        244,348.21          1
                                       9.875          2,123.98        103
                                       9.625          2,123.98
    ORANGE           CA   92869          1            02/09/01         23
    0432622868                           01           04/01/01          0
    125014                               O            03/01/31
    0


    4241620          642/G01             F          144,200.00         ZZ
                                         360        144,078.54          1
                                      10.250          1,292.18        103
                                      10.000          1,292.18
    NORTH CANTON     OH   44721          2            02/22/01         23
    0432642916                           05           04/01/01          0
    01178401                             O            03/01/31
    0


    4243387          E22/G01             F           64,850.00         ZZ
                                         360         64,778.08          1
                                      10.875            611.46        103
                                      10.625            611.46
    BLOOMFILED HILL  MI   48304          1            01/29/01         23
    0412283459                           01           03/01/01          0
    0412283459                           O            02/01/31
    0


    4243391          E22/G01             F          118,750.00         ZZ
                                         360        118,568.69          1
                                       9.375            987.70         95
                                       8.875            987.70
    LACEY            WA   98503          1            01/18/01         23
    0412292690                           05           03/01/01          0
    0412292690                           N            02/01/31
    0


    4243396          E22/G01             F          207,000.00         ZZ
                                         360        206,770.41          1
                                      10.875          1,951.78        103
                                      10.375          1,951.78
    CONCORD          CA   94520          5            01/18/01         23
    0412299646                           05           03/01/01          0
    0412299646                           O            02/01/31
    0


    4243406          E22/G01             F          135,400.00         ZZ
                                         360        135,223.56          1
1


                                      10.125          1,200.76        100
                                       9.875          1,200.76
    HOUSTON          TX   77035          1            01/29/01         23
    0412316986                           05           03/01/01          0
    0412316986                           O            02/01/31
    0


    4243410          E22/G01             F          111,200.00         ZZ
                                         360        111,025.37          1
                                       9.875            965.60        100
                                       9.625            965.60
    FENTON           MI   48430          1            01/29/01         23
    0412318719                           05           03/01/01          0
    0412318719                           O            02/01/31
    0


    4243441          E22/G01             F          213,200.00         ZZ
                                         360        213,018.46          1
                                      13.125          2,379.27        103
                                      12.875          2,379.27
    BOCA RATON       FL   33428          1            01/29/01         23
    0412338188                           03           03/01/01          0
    0412338188                           O            02/01/31
    0


    4243446          E22/G01             F          179,900.00         ZZ
                                         360        179,716.07          1
                                      11.250          1,747.30        100
                                      11.000          1,747.30
    BEND             OR   97701          1            01/25/01         23
    0412342214                           05           03/01/01          0
    0412342214                           O            02/01/31
    0


    4243449          E22/G01             F           72,760.00         ZZ
                                         360         72,654.60          2
                                       9.625            618.45        107
                                       9.375            618.45
    SPOKANE          WA   99206          1            01/24/01         23
    0412343642                           05           03/01/01          0
    0412343642                           O            02/01/31
    0


    4243455          E22/G01             F          119,850.00         ZZ
                                         360        119,717.52          1
                                      12.000          1,232.79        100
                                      11.500          1,232.79
    CYPRESS          TX   77429          1            01/26/01         23
    0412357121                           03           03/01/01          0
1


    0412357121                           O            02/01/31
    0


    4243639          E82/G01             F          221,000.00         ZZ
                                         360        220,635.11          1
                                       9.000          1,778.22        103
                                       8.750          1,778.22
    LYNNWOOD         WA   98036          1            01/30/01         23
    0400372066                           05           03/01/01          0
    0400372066                           O            02/01/31
    0


    4244071          808/G01             F          235,400.00         ZZ
                                         360        235,154.98          1
                                       9.250          1,936.58        100
                                       9.000          1,936.58
    CARSON           CA   90746          1            02/02/01         23
    0432672541                           01           04/01/01          0
    9317554                              O            03/01/31
    0


    4244228          526/G01             F          132,600.00         ZZ
                                         360        132,408.27          1
                                      11.000          1,262.78        100
                                      10.750          1,262.78
    OSHKOSH          WI   54901          1            12/15/00         23
    0432580926                           05           02/01/01          0
    0427250                              O            01/01/31
    0


    4244807          Q64/G01             F           61,690.00         ZZ
                                         360         61,617.76          1
                                      10.625            570.08        103
                                      10.375            570.08
    OAKLAND          MD   21550          1            01/23/01         23
    0432680346                           05           03/01/01          0
    0101504900                           O            02/01/31
    0


    4244922          Q64/G01             F           68,400.00         ZZ
                                         360         68,303.46          2
                                       9.750            587.67         95
                                       9.500            587.67
    STUART           FL   34997          1            01/19/01         23
    0432617645                           05           03/01/01          0
    0101579407                           N            02/01/31
    0


1


    4245355          Q64/G01             F          183,300.00         ZZ
                                         360        183,020.12          1
                                       9.375          1,524.60        103
                                       9.125          1,524.60
    ACWORTH          GA   30101          1            01/25/01         23
    0432627941                           03           03/01/01          0
    0101587806                           O            02/01/31
    0


    4245463          Q64/G01             F           99,400.00         ZZ
                                         360         99,270.45          1
                                      10.125            881.51        107
                                       9.875            881.51
    OLDSMAR          FL   34677          1            01/26/01         23
    0432627099                           05           03/01/01          0
    0101608206                           O            02/01/31
    0


    4246507          U05/G01             F          122,000.00         T
                                         360        121,851.03          1
                                       9.750          1,048.17        103
                                       9.500          1,048.17
    GILBERT          AZ   85296          1            02/12/01         23
    0432633014                           03           04/01/01          0
    3090568                              O            03/01/31
    0


    4247731          K15/G01             F          117,600.00         ZZ
                                         360        117,489.81          1
                                       9.750          1,010.37        107
                                       9.500          1,010.37
    DES MOINES       IA   50310          5            02/07/01         23
    0432609295                           05           04/01/01          0
    037705302203                         O            03/01/31
    0


    4247859          700/G01             F          134,885.00         ZZ
                                         360        134,673.25          1
                                       9.250          1,109.67        100
                                       9.000          1,109.67
    LAS VEGAS        NV   89110          1            01/30/01         23
    0432616951                           05           03/01/01          0
    10254952                             O            02/01/31
    0


    4248944          E22/G01             F          211,150.00         ZZ
                                         360        210,657.36          1
                                       9.250          1,737.08        103
                                       9.000          1,737.08
1


    HERNDON          VA   22170          1            01/24/01         23
    0412288888                           03           03/01/01          0
    0412288888                           O            02/01/31
    0


    4248949          E22/G01             F          116,500.00         ZZ
                                         360        116,339.89          1
                                       9.875          1,011.63        100
                                       9.375          1,011.63
    SANTA CLARITA    CA   91351          1            01/22/01         23
    0412306680                           03           03/01/01          0
    0412306680                           O            02/01/31
    0


    4248961          E22/G01             F          141,500.00         ZZ
                                         360        141,234.31          1
                                       8.375          1,075.50        105
                                       7.875          1,075.50
    CARSON CITY      NV   89701          1            01/23/01         23
    0412324428                           05           03/01/01          0
    0412324428                           O            02/01/31
    0


    4248971          E22/G01             F           38,000.00         ZZ
                                         360         37,941.13          1
                                      10.750            354.72        100
                                      10.500            354.72
    THREE OAKS       MI   49128          1            01/30/01         23
    0412333452                           05           03/01/01          0
    0412333452                           O            02/01/31
    0


    4248972          E22/G01             F           17,650.00         ZZ
                                         360         17,625.75          1
                                       9.875            153.26        107
                                       9.375            153.26
    SUNRISE          FL   33322          1            01/30/01         23
    0412334211                           01           03/01/01          0
    0412334211                           O            02/01/31
    0


    4248986          E22/G01             F          118,550.00         ZZ
                                         360        118,171.70          1
                                       9.500            996.83        100
                                       9.250            996.83
    INDIANAPOLIS     IN   46250          1            01/30/01         23
    0412343857                           03           03/01/01          0
    0412343857                           O            02/01/31
    0
1




    4249808          U05/G01             F           50,470.00         ZZ
                                         360         50,370.58          1
                                      10.375            456.96        103
                                      10.125            456.96
    HUEY             IL   62252          1            02/01/01         23
    0432626927                           05           03/01/01          0
    3091233                              O            02/01/31
    0


    4250688          700/G01             F          242,000.00         ZZ
                                         360        241,482.11          1
                                      10.125          2,146.11        100
                                       9.875          2,146.11
    ROHNERT PARK     CA   94928          1            01/03/01         23
    0432577252                           03           03/01/01          0
    00254814                             O            02/01/31
    0


    4250766          N67/G01             F          156,500.00         ZZ
                                         360        156,364.31          1
                                      12.000          1,609.78        100
                                      11.750          1,609.78
    GILBERT          AZ   85234          1            01/26/01         23
    0432629343                           03           03/01/01          0
    1780004838                           O            02/01/31
    0


    4252692          940/G01             F          101,650.00         ZZ
                                         360        101,549.60          1
                                       9.500            854.73        107
                                       9.250            854.73
    FONTANA          CA   92335          2            02/08/01         23
    0432617140                           05           04/01/01          0
    WH3458                               O            03/01/31
    0


    4253801          T17/G01             F          123,600.00         ZZ
                                         360        123,365.70          1
                                      10.375          1,119.08        103
                                      10.125          1,119.08
    CHARLOTTE        NC   28211          1            02/20/01         23
    0432652295                           05           03/21/01          0
    01010199                             O            02/21/31
    0


    4255348          T24/G01             F           87,000.00         ZZ
                                         360         86,880.45          1
1


                                       9.875            755.46        106
                                       9.625            755.46
    HOUSTON          TX   77027          1            01/08/01         23
    0432585743                           01           03/01/01          0
    09794519                             O            02/01/31
    0


    4255440          T24/G01             F          130,000.00         ZZ
                                         360        129,811.66          1
                                       9.625          1,104.99        100
                                       9.375          1,104.99
    DIAMOND VALLEY   UT   84770          1            01/19/01         23
    0432615219                           05           03/01/01          0
    09796722                             O            02/01/31
    0


    4256449          700/G01             F          167,500.00         ZZ
                                         360        167,120.18          1
                                       8.875          1,332.71        107
                                       8.625          1,332.71
    FAIRFIELD        CA   94533          1            12/26/00         23
    0432594794                           05           02/01/01          0
    00254371                             O            01/01/31
    0


    4259045          E22/G01             F          123,800.00         ZZ
                                         360        123,629.86          1
                                       9.875          1,075.02        100
                                       9.625          1,075.02
    SIOUX FALLS      SD   57103          1            01/31/01         23
    0412314320                           05           03/01/01          0
    0412314320                           O            02/01/31
    0


    4259050          E22/G01             F          165,850.00         ZZ
                                         360        165,590.06          1
                                       9.250          1,364.41        107
                                       8.750          1,364.41
    SUNRISE          FL   33351          1            01/31/01         23
    0412315657                           03           03/01/01          0
    0412315657                           O            02/01/31
    0


    4259059          E22/G01             F          224,700.00         ZZ
                                         360        224,347.83          1
                                       9.250          1,848.55        107
                                       9.000          1,848.55
    SAMMAMISH        WA   98073          1            01/18/01         23
    0412321671                           05           03/01/01          0
1


    0412321671                           O            02/01/31
    0


    4259060          E22/G01             F          214,700.00         ZZ
                                         360        214,551.12          1
                                      13.000          2,375.01         95
                                      12.500          2,375.01
    HOUSTON          TX   77006          1            01/31/01         23
    0412321853                           09           03/01/01          0
    0412321853                           O            02/01/31
    0


    4259062          E22/G01             F          180,000.00         ZZ
                                         360        179,746.01          1
                                       9.750          1,546.48        100
                                       9.500          1,546.48
    GUALALA          CA   95445          1            01/26/01         23
    0412322364                           05           03/01/01          0
    0412322364                           O            02/01/31
    0


    4259068          E22/G01             F          180,950.00         ZZ
                                         360        180,622.58          1
                                       9.625          1,538.06        107
                                       9.375          1,538.06
    ATLANTA          GA   30311          1            01/22/01         23
    0412326357                           05           03/01/01          0
    0412326357                           O            02/01/31
    0


    4259069          E22/G01             F           79,190.00         ZZ
                                         360         79,055.84          1
                                       8.875            630.07         99
                                       8.375            630.07
    SPOKANE          WA   99205          9            01/26/01         23
    0412326381                           05           03/01/01          0
    0412326381                           O            02/01/31
    0


    4259072          E22/G01             F           79,250.00         ZZ
                                         360         79,138.18          1
                                       9.750            680.88        103
                                       9.250            680.88
    CYPRESS          TX   77433          1            01/31/01         23
    0412328635                           03           03/01/01          0
    0412328635                           O            02/01/31
    0


1


    4259082          E22/G01             F           78,550.00         ZZ
                                         360         78,438.04          1
                                       9.875            682.09         95
                                       9.625            682.09
    SAN MARCOS       TX   78666          1            01/24/01         23
    0412331456                           05           03/01/01          0
    0412331456                           N            02/01/31
    0


    4259091          E22/G01             F          163,750.00         ZZ
                                         360        163,553.05          1
                                      10.500          1,497.89        103
                                      10.250          1,497.89
    LINCOLN          NE   68521          1            01/31/01         23
    0412337255                           05           03/01/01          0
    0412337255                           O            02/01/31
    0


    4259104          E22/G01             F          164,950.00         ZZ
                                         360        164,717.23          1
                                       9.750          1,417.18        100
                                       9.500          1,417.18
    SYDNEY           OH   45365          1            01/31/01         23
    0412342552                           05           03/01/01          0
    0412342552                           O            02/01/31
    0


    4259110          E22/G01             F          120,510.00         ZZ
                                         360        120,416.98          1
                                      12.625          1,297.85        103
                                      12.375          1,297.85
    RENO             NV   89506          1            01/25/01         23
    0412343337                           05           03/01/01          0
    0412343337                           O            02/01/31
    0


    4259139          E22/G01             F           71,900.00         ZZ
                                         360         71,798.55          1
                                       9.750            617.73        100
                                       9.500            617.73
    DAYTON           OH   45403          1            01/31/01         23
    0412350282                           05           03/01/01          0
    0412350282                           O            02/01/31
    0


    4259162          E22/G01             F           95,800.00         ZZ
                                         360         95,254.73          1
                                       9.500            805.54        100
                                       9.250            805.54
1


    LAFAYETTE        LA   70508          1            01/31/01         23
    0412364960                           05           03/01/01          0
    0412364960                           O            02/01/31
    0


    4259163          E22/G01             F          166,000.00         ZZ
                                         360        165,696.15          1
                                       8.500          1,276.40        103
                                       8.250          1,276.40
    MT PLEASANT      SC   29464          1            01/31/01         23
    0412365017                           03           03/01/01          0
    0412365017                           O            02/01/31
    0


    4259847          E87/G01             F           93,000.00         ZZ
                                         360         92,878.80          1
                                      10.125            824.75        103
                                       9.875            824.75
    HOUSTON          TX   77013          1            01/30/01         23
    0432614832                           05           03/01/01          0
    01010409                             O            02/01/31
    0


    4260237          Q64/G01             F           74,350.00         ZZ
                                         360         74,247.82          1
                                       9.875            645.62         95
                                       9.625            645.62
    EAST POINT       GA   30344          1            02/05/01         23
    0432698801                           05           03/01/01          0
    0101633600                           N            02/01/31
    0


    4260600          664/G01             F          125,650.00         ZZ
                                         360        125,447.64          1
                                      10.500          1,149.37        103
                                      10.250          1,149.37
    MARENGO          IL   60152          1            12/22/00         23
    0432591725                           05           02/01/01          0
    0003737129                           O            01/01/31
    0


    4261105          664/G01             F          173,300.00         ZZ
                                         360        172,963.89          1
                                       9.625          1,473.03        107
                                       9.375          1,473.03
    GAITHERSBURG     MD   20886          2            12/22/00         23
    0432602100                           09           02/01/01          0
    0003732047                           O            01/01/31
    0
1




    4262257          526/G01             F          168,800.00         ZZ
                                         360        168,637.63          1
                                       9.625          1,434.78        100
                                       9.375          1,434.78
    PHOENIX          AZ   85044          1            02/05/01         23
    0432648939                           03           04/01/01          0
    440299                               O            03/01/31
    0


    4264128          G13/G01             F           77,250.00         ZZ
                                         360         77,197.59          1
                                      11.250            750.30        103
                                      11.000            750.30
    WILMINGTON       NC   28401          1            02/13/01         23
    0432737906                           05           04/01/01          0
    13194                                O            03/01/31
    0


    4267081          069/G01             F          200,000.00         ZZ
                                         360        199,807.61          1
                                       9.625          1,699.98        100
                                       9.375          1,699.98
    RIVERSIDE        CA   92503          1            02/13/01         23
    0432660280                           03           04/01/01          0
    35188117221                          O            03/01/31
    0


    4267626          E22/G01             F          113,900.00         ZZ
                                         360        113,730.60          1
                                       9.500            957.73        107
                                       9.000            957.73
    HOUSTON          TX   77083          1            01/31/01         23
    0412335945                           03           03/01/01          0
    0412335945                           O            02/01/31
    0


    4267638          E22/G01             F          195,650.00         ZZ
                                         360        195,320.04          1
                                       9.625          1,663.00        100
                                       9.375          1,663.00
    PALMDALE         CA   93551          1            01/29/01         23
    0412358228                           05           03/01/01          0
    0412358228                           O            02/01/31
    0


    4267639          E22/G01             F           96,450.00         ZZ
                                         360         96,340.10          1
1


                                      10.750            900.34        100
                                      10.500            900.34
    LAND O' LAKES    FL   34639          1            02/01/01         23
    0412360034                           03           03/01/01          0
    0412360034                           O            02/01/31
    0


    4267849          K15/G01             F           71,000.00         ZZ
                                         360         70,943.33          1
                                      10.500            649.46        103
                                      10.250            649.46
    KALAMAZOO        MI   49048          5            02/08/01         23
    0432606044                           01           04/01/01          0
    035905302304                         O            03/01/31
    0


    4268269          526/G01             F          279,900.00         ZZ
                                         360        279,286.93          2
                                      10.125          2,482.22        100
                                       9.875          2,482.22
    MILTON           MA   02186          1            11/21/00         23
    0432657815                           05           01/01/01          0
    0429400                              O            12/01/30
    0


    4270332          U05/G01             F          127,000.00         ZZ
                                         360        126,867.81          1
                                       9.250          1,044.80        100
                                       9.000          1,044.80
    DISTRICT HEIGHT  MD   20747          1            02/16/01         23
    0432628154                           05           04/01/01          0
    3103483                              O            03/01/31
    0


    4271137          Q01/G01             F           93,000.00         ZZ
                                         360         92,908.16          1
                                       9.500            781.99        100
                                       9.250            781.99
    MIRAMAR          FL   33023          1            02/08/01         23
    0432621845                           05           04/01/01          0
    34921                                O            03/01/31
    0


    4271973          526/G01             F          164,000.00         ZZ
                                         360        163,824.78          1
                                       9.125          1,334.36        103
                                       8.875          1,334.36
    CLEVELAND        TN   37323          1            02/06/01         23
    0432674216                           05           04/01/01          0
1


    0436750                              O            03/01/31
    0


    4272078          U05/G01             F          153,450.00         ZZ
                                         360        153,320.75          1
                                      10.250          1,375.07        103
                                      10.000          1,375.07
    ORANGEVALE       CA   95662          1            02/06/01         23
    0432627511                           05           04/01/01          0
    120700                               O            03/01/31
    0


    4275528          R74/G01             F           85,500.00         ZZ
                                         360         85,372.81          1
                                       9.500            718.94         95
                                       9.250            718.94
    LOUISVILLE       KY   40214          1            02/08/01         23
    0432672707                           05           03/08/01          0
    3030016871                           N            02/08/31
    0


    4275855          147/G01             F          112,885.00         ZZ
                                         360        112,724.49          1
                                      10.000            990.65        107
                                       9.750            990.65
    GRAND RAPIDS     MI   49507          5            01/12/01         23
    0432615649                           05           03/01/01          0
    LIVINGSTON                           O            02/01/31
    0


    4277273          526/G01             F          124,000.00         ZZ
                                         360        123,771.87          1
                                       9.875          1,076.75        100
                                       9.625          1,076.75
    ROCKWALL         TX   75087          1            12/19/00         23
    0432591063                           05           02/01/01          0
    0432317                              O            01/01/31
    0


    4277401          E22/G01             F          125,150.00         ZZ
                                         360        124,963.85          1
                                       9.500          1,052.33        107
                                       9.250          1,052.33
    DALLAS           TX   75209          1            02/01/01         23
    0412332645                           05           03/01/01          0
    0412332645                           O            02/01/31
    0


1


    4277420          E22/G01             F          164,800.00         ZZ
                                         360        164,657.13          1
                                      12.000          1,695.15        103
                                      11.500          1,695.15
    KELLER           TX   76248          1            02/02/01         23
    0412349706                           05           03/01/01          0
    0412349706                           O            02/01/31
    0


    4277422          E22/G01             F          151,400.00         ZZ
                                         360        151,121.15          1
                                       8.625          1,177.57        107
                                       8.125          1,177.57
    STOCKTON         CA   95207          1            01/31/01         23
    0412350530                           05           03/01/01          0
    0412350530                           O            02/01/31
    0


    4277423          E22/G01             F           52,500.00         ZZ
                                         360         52,419.84          1
                                       9.375            436.67        103
                                       9.125            436.67
    LEBANON          PA   17042          1            02/02/01         23
    0412350944                           05           03/01/01          0
    0412350944                           O            02/01/31
    0


    4277424          E22/G01             F           72,500.00         ZZ
                                         360         72,394.97          1
                                       9.625            616.24        100
                                       9.375            616.24
    HOUSTON          TX   77008          1            02/02/01         23
    0412352841                           05           03/01/01          0
    0412352841                           O            02/01/31
    0


    4277433          E22/G01             F           78,890.00         ZZ
                                         360         78,836.47          1
                                      11.250            766.23        100
                                      10.750            766.23
    SPOKANE          WA   99203          1            02/01/01         23
    0412363889                           05           04/01/01          0
    0412363889                           O            03/01/31
    0


    4278678          K15/G01             F          103,700.00         ZZ
                                         360        103,594.87          1
                                       9.375            862.52        107
                                       9.125            862.52
1


    CLEVELAND        OH   44135          5            02/08/01         23
    0432624575                           05           04/01/01          0
    028705302475                         O            03/01/31
    0


    4279613          E82/G01             F          196,400.00         ZZ
                                         360        196,115.47          1
                                       9.625          1,669.38        100
                                       9.375          1,669.38
    SAN BERNARDINO   CA   92404          1            01/19/01         23
    0400311494                           05           03/01/01          0
    0400311494                           O            02/01/31
    0


    4283636          147/G01             F           36,380.00         ZZ
                                         360         36,329.99          1
                                       9.875            315.91        107
                                       9.625            315.91
    YOUNGWOOD        PA   15697          1            01/23/01         23
    0432595353                           05           03/01/01          0
    10411315                             O            02/01/31
    0


    4283650          526/G01             F           77,500.00         ZZ
                                         360         77,387.94          2
                                      11.000            738.05        100
                                      10.750            738.05
    MILWAUKEE        WI   53215          1            12/29/00         23
    0432759843                           05           02/01/01          0
    0434321                              O            01/01/31
    0


    4283795          948/G01             F           85,600.00         ZZ
                                         360         85,558.98          1
                                       9.625            727.60        107
                                       9.375            727.60
    BLOOMINGTON      IN   47403          1            03/02/01         23
    0432672640                           05           05/01/01          0
    56872                                O            04/01/31
    0


    4283956          147/G01             F           93,730.00         ZZ
                                         360         93,628.80          1
                                      11.000            892.62        103
                                      10.750            892.62
    PONTIAC          MI   48342          1            01/22/01         23
    0432608511                           05           03/01/01          0
    10411883                             O            02/01/31
    0
1




    4288007          K15/G01             F          176,000.00         ZZ
                                         360        175,592.35          1
                                       9.000          1,416.14        107
                                       8.750          1,416.14
    WESTFIELD TOWNS  OH   44273          5            02/10/01         23
    0432624526                           05           04/01/01          0
    028005302101                         O            03/01/31
    0


    4289087          N74/G01             F           62,060.00         ZZ
                                         360         61,942.47          1
                                       9.875            538.90        107
                                       9.625            538.90
    MEMPHIS          TN   38134          1            02/26/01         23
    0432685683                           01           04/01/01          0
    0028229010                           O            03/01/31
    0


    4289434          E22/G01             F          129,000.00         ZZ
                                         360        128,822.72          1
                                       9.875          1,120.17        100
                                       9.625          1,120.17
    ROCKAWAY BEACH   MO   65740          1            01/26/01         23
    0412333833                           05           03/01/01          0
    0412333833                           O            02/01/31
    0


    4289437          E22/G01             F          197,200.00         ZZ
                                         360        196,312.82          1
                                       9.250          1,622.32        103
                                       9.000          1,622.32
    PLYMOUTH         MI   48170          1            02/05/01         23
    0412338204                           05           04/01/01          0
    0412338204                           O            03/01/31
    0


    4289460          E22/G01             F          196,800.00         ZZ
                                         360        196,514.88          1
                                       9.625          1,672.78        103
                                       9.375          1,672.78
    DESOTO           TX   75115          1            02/05/01         23
    0412364978                           05           03/01/01          0
    0412364978                           O            02/01/31
    0


    4289462          E22/G01             F          119,700.00         ZZ
                                         360        119,468.65          1
1


                                       9.625          1,017.44         95
                                       9.375          1,017.44
    AURORA           CO   80010          1            02/05/01         23
    0412368102                           05           04/01/01          0
    0412368102                           N            03/01/31
    0


    4290660          808/G01             F          161,000.00         T
                                         360        160,827.99          1
                                       9.125          1,309.95         97
                                       8.875          1,309.95
    TARZANA AREA (L  CA   91356          1            02/13/01         23
    0432635225                           01           04/01/01          0
    9502155                              O            03/01/31
    0


    4291120          T24/G01             F          198,550.00         ZZ
                                         360        198,326.50          1
                                      10.875          1,872.11        102
                                      10.625          1,872.11
    SAN DIEGO        CA   92129          1            01/17/01         23
    0432594901                           01           03/01/01          0
    9793075                              O            02/01/31
    0


    4291353          U59/G01             F           83,353.00         ZZ
                                         360         83,232.22          1
                                       9.625            708.50        107
                                       9.375            708.50
    IDAHO FALLS      ID   83404          1            02/14/01         23
    0432620425                           05           03/14/01          0
    01933800752506                       O            02/14/31
    0


    4293425          964/G01             F          162,500.00         ZZ
                                         360        162,363.14          1
                                      10.250          1,456.16        100
                                      10.000          1,456.16
    HENDERSON        NV   89012          1            02/08/01         23
    0432619617                           03           04/01/01          0
    420100173                            O            03/01/31
    0


    4294172          147/G01             F           72,100.00         ZZ
                                         360         72,045.47          1
                                      10.750            673.04        103
                                      10.500            673.04
    CLEVELAND        OH   44103          1            02/13/01         23
    0432621647                           05           04/01/01          0
1


    DARLING                              O            03/01/31
    0


    4295362          U59/G01             F           45,629.00         ZZ
                                         360         45,569.53          1
                                      10.125            404.65         99
                                       9.875            404.65
    BALTIMORE        MD   21230          1            02/13/01         23
    0432616407                           07           03/13/01          0
    01933800762153                       O            02/13/31
    0


    4296805          E22/G01             F          190,550.00         ZZ
                                         360        190,259.05          1
                                       9.375          1,584.90        103
                                       9.125          1,584.90
    MOORPARK         CA   93021          1            01/29/01         23
    0412339038                           01           03/01/01          0
    0412339038                           O            02/01/31
    0


    4296829          E22/G01             F          134,700.00         ZZ
                                         360        134,632.62          1
                                      12.625          1,450.67        103
                                      12.125          1,450.67
    ST AUGUSTINE     FL   32095          1            02/06/01         23
    0412368144                           03           04/01/01          0
    0412368144                           O            03/01/31
    0


    4297840          642/G01             F          188,450.00         ZZ
                                         360        188,130.71          1
                                       8.875          1,499.39        100
                                       8.625          1,499.39
    CHATTANOOGA      TN   37421          1            01/31/01         23
    0432614451                           05           03/01/01          0
    11130700                             O            02/01/31
    0


    4299736          K15/G01             F           63,800.00         ZZ
                                         360         63,746.27          1
                                      10.250            571.71        103
                                      10.000            571.71
    DEVILLE          LA   71328          5            02/12/01         23
    0432611796                           05           04/01/01          0
    206805308298                         O            03/01/31
    0


1


    4300034          624/G01             F          144,300.00         ZZ
                                         360        144,157.49          1
                                       9.500          1,213.35        106
                                       9.250          1,213.35
    GALT             CA   95632          1            02/13/01         23
    0432648483                           05           04/01/01          0
    29100110153F                         O            03/01/31
    0


    4300246          U05/G01             F          257,400.00         ZZ
                                         360        257,032.00          1
                                       8.125          1,911.19        101
                                       7.875          1,911.19
    SANDUSKY         OH   44870          1            02/09/01         23
    0432749398                           05           04/01/01          0
    3104532                              O            03/01/31
    0


    4300437          286/G01             F          257,500.00         ZZ
                                         360        257,096.43          1
                                       9.250          2,118.39        100
                                       9.000          2,118.39
    ARLINGTON        VA   22204          1            01/19/01         23
    0432672434                           05           03/01/01          0
    0000224070                           O            02/01/31
    0


    4301748          286/G01             F          130,700.00         ZZ
                                         360        130,472.75          1
                                       8.750          1,028.22        100
                                       8.500          1,028.22
    SALEM            VA   24153          2            01/25/01         23
    0432615250                           05           03/01/01          0
    0000249444                           O            02/01/31
    0


    4301936          286/G01             F           71,000.00         ZZ
                                         360         70,899.82          1
                                       9.750            610.00        102
                                       9.500            610.00
    LAS VEGAS        NV   89128          2            01/24/01         23
    0432622348                           01           03/01/01          0
    0000158274                           O            02/01/31
    0


    4302127          T08/G01             F           89,000.00         T
                                         360         88,770.39          1
                                       9.625            756.49        104
                                       9.375            756.49
1


    MORGANTON        NC   28655          1            01/24/01         23
    0432622124                           05           03/01/01          0
    5020062                              O            02/01/31
    0


    4302718          147/G01             F          202,425.00         ZZ
                                         360        202,254.49          1
                                      10.250          1,813.94        103
                                      10.000          1,813.94
    CASTLE ROCK      CO   80104          1            02/26/01         23
    0432643674                           05           04/01/01          0
    10412484                             O            03/01/31
    0


    4302891          L86/G01             F          212,900.00         ZZ
                                         360        212,678.39          1
                                       9.250          1,751.48        107
                                       9.000          1,751.48
    LOS ANGELES      CA   90047          1            02/22/01         23
    0432665974                           05           04/01/01          0
    20505957                             O            03/01/31
    0


    4303995          700/G01             F          127,650.00         ZZ
                                         360        127,373.35          1
                                      11.750          1,288.51        103
                                      11.500          1,288.51
    PERRIS           CA   92570          1            01/31/01         23
    0432615987                           05           03/01/01          0
    0000158260                           O            02/01/31
    0


    4304256          E22/G01             F          226,600.00         ZZ
                                         360        226,370.25          1
                                       9.375          1,884.74        103
                                       9.125          1,884.74
    MANTECA          CA   95336          1            02/02/01         23
    0412341679                           03           04/01/01          0
    0412341679                           O            03/01/31
    0


    4304273          E22/G01             F          101,900.00         ZZ
                                         360        101,793.93          1
                                       9.250            838.31        100
                                       8.750            838.31
    DEER PARK        TX   77536          1            02/07/01         23
    0412358426                           05           04/01/01          0
    0412358426                           O            03/01/31
    0
1




    4304283          E22/G01             F          175,000.00         ZZ
                                         360        174,848.61          1
                                      10.125          1,551.94        103
                                       9.875          1,551.94
    CITRUS HEIGHTS   CA   95621          1            02/05/01         23
    0412366585                           05           04/01/01          0
    0412366585                           O            03/01/31
    0


    4304364          069/G01             F          254,250.00         ZZ
                                         360        253,840.39          1
                                      10.000          2,231.23        107
                                       9.750          2,231.23
    LOS ANGELES      CA   90731          1            12/29/00         23
    0432615961                           05           03/01/01          0
    35188099676                          O            02/01/31
    0


    4304393          K15/G01             F          127,700.00         ZZ
                                         360        127,600.78          1
                                      10.625          1,180.07        103
                                      10.375          1,180.07
    COPLEY TWSP      OH   44321          1            02/15/01         23
    0432619112                           05           04/01/01          0
    033705302225                         O            03/01/31
    0


    4305527          147/G01             F          255,000.00         ZZ
                                         360        254,817.33          1
                                      11.000          2,428.43        102
                                      10.750          2,428.42
    GULFPORT         MS   39503          1            02/13/01         23
    0432630655                           05           04/01/01          0
    10411480                             O            03/01/31
    0


    4305784          U05/G01             F          159,400.00         ZZ
                                         360        159,162.93          1
                                       9.500          1,340.32        107
                                       9.250          1,340.32
    BOWIE            MD   20715          1            02/23/01         23
    0432748986                           05           04/01/01          0
    3101438                              O            03/01/31
    0


    4307250          U59/G01             F          119,518.00         ZZ
                                         360        119,349.33          1
1


                                       9.750          1,026.85        100
                                       9.500          1,026.85
    EL MIRAGE        AZ   85363          1            01/30/01         23
    0432600351                           03           03/01/01          0
    36019800679491                       O            02/01/31
    0


    4307702          147/G01             F           62,500.00         ZZ
                                         360         62,424.82          1
                                      10.500            571.72        100
                                      10.250            571.72
    HOUGHTON LAKE    MI   48629          1            01/31/01         23
    0432604734                           05           03/01/01          0
    1                                    O            02/01/31
    0


    4307811          147/G01             F           32,200.00         ZZ
                                         360         32,159.13          1
                                      10.250            288.55         95
                                      10.000            288.55
    FREEDOM          IN   47431          1            01/31/01         23
    0432604536                           05           03/01/01          0
    1                                    N            02/01/31
    0


    4307971          147/G01             F           22,100.00         ZZ
                                         360         22,080.88          1
                                      10.125            195.99        100
                                       9.875            195.99
    MASONTOWN        PA   15461          1            02/28/01         23
    0432642775                           05           04/01/01          0
    10413896                             O            03/01/31
    0


    4308181          642/G01             F           98,450.00         ZZ
                                         360         98,339.21          1
                                       8.875            783.31        100
                                       8.625            783.31
    UNION BRIDGE     MD   21791          1            02/07/01         23
    0432618742                           05           04/01/01          0
    02110901                             O            03/01/31
    0


    4308581          642/G01             F          163,300.00         ZZ
                                         360        163,069.57          1
                                       9.750          1,403.00        100
                                       9.500          1,403.00
    SPOTSYLVANIA     VA   22553          1            01/31/01         23
    0432627354                           03           03/01/01          0
1


    01132901                             O            02/01/31
    0


    4309129          R54/G01             F          103,683.00         ZZ
                                         360        103,563.27          1
                                       8.750            815.67        107
                                       8.500            815.67
    BATON ROUGE      LA   70810          1            02/21/01         23
    0432689453                           05           04/01/01          0
    2000001464                           O            03/01/31
    0


    4309539          642/G01             F          130,433.00         ZZ
                                         360        130,297.24          1
                                       9.250          1,073.04        107
                                       9.000          1,073.04
    GARNER           NC   27529          5            02/05/01         23
    0432606051                           03           04/01/01          0
    01191201                             O            03/01/31
    0


    4310043          U96/G01             F          138,550.00         ZZ
                                         360        138,474.33          1
                                       9.000          1,114.80        107
                                       8.750          1,114.80
    KAPAAU           HI   96755          1            03/09/01         23
    0432678910                           01           05/01/01          0
    10200045                             O            04/01/31
    0


    4310352          E22/G01             F           44,500.00         ZZ
                                         360         44,457.19          1
                                       9.625            378.25        100
                                       9.125            378.25
    LAUDERDALE LAKE  FL   33313          1            02/08/01         23
    0412336000                           01           04/01/01          0
    0412336000                           O            03/01/31
    0


    4310365          E22/G01             F           60,650.00         ZZ
                                         360         60,617.92          2
                                      12.375            641.41        100
                                      11.875            641.41
    NEW ORLEANS      LA   70130          1            02/08/01         23
    0412362253                           05           04/01/01          0
    0412362253                           O            03/01/31
    0


1


    4310668          664/G01             F          173,950.00         ZZ
                                         360        173,585.06          1
                                       9.250          1,431.05        105
                                       9.000          1,431.05
    LONG BEACH       CA   90807          1            12/26/00         23
    0432652832                           01           02/01/01          0
    1                                    O            01/01/31
    0


    4313964          286/G01             F          107,100.00         ZZ
                                         360        107,014.50          1
                                      10.500            979.69        103
                                      10.250            979.69
    ROUND LAKE BEAC  IL   60073          1            02/01/01         23
    0432622850                           05           04/01/01          0
    0000227196                           O            03/01/31
    0


    4314563          286/G01             F           42,830.00         ZZ
                                         360         42,770.30          1
                                       9.875            371.92         95
                                       9.625            371.92
    SAN ANTONIO      TX   78249          1            01/31/01         23
    0432618932                           05           03/01/01          0
    0000226301                           N            02/01/31
    0


    4314795          526/G01             F           85,000.00         ZZ
                                         360         84,922.44          1
                                       9.875            738.10        100
                                       9.625            738.10
    MESA             AZ   85201          1            02/15/01         23
    0432686335                           09           04/01/01          0
    0440741                              O            03/01/31
    0


    4315219          526/G01             F           77,500.00         ZZ
                                         360         77,455.44          1
                                      12.000            797.17        100
                                      11.750            797.17
    KISSIMMEE        FL   34743          1            02/28/01         23
    0432767622                           03           04/01/01          0
    0439219                              O            03/01/31
    0


    4315335          642/G01             F          139,050.00         ZZ
                                         360        138,994.69          1
                                      10.500          1,271.94        103
                                      10.250          1,271.94
1


    SUGAR GROVE      IL   60554          5            03/21/01         23
    0432683522                           07           05/01/01          0
    02149301                             O            04/01/31
    0


    4316193          685/G01             F          249,900.00         ZZ
                                         360        249,633.01          1
                                       9.125          2,033.27        100
                                       8.875          2,033.27
    LONG BEACH       CA   90808          1            02/01/01         23
    0432617744                           05           04/01/01          0
    124992                               O            03/01/31
    0


    4317169          642/G01             F          102,897.00         ZZ
                                         360        102,850.26          1
                                       9.875            893.50        103
                                       9.625            893.50
    BIRMINGHAM       AL   35214          1            03/13/01         23
    0432666428                           05           05/01/01          0
    02156001                             O            04/01/31
    0


    4318658          E22/G01             F           33,750.00         ZZ
                                         360         33,717.53          1
                                       9.625            286.87         95
                                       9.125            286.87
    OMAHA            NE   68107          1            02/09/01         23
    0412332603                           05           04/01/01          0
    0412332603                           N            03/01/31
    0


    4318659          E22/G01             F           68,450.00         ZZ
                                         360         68,380.61          1
                                       9.375            569.33        107
                                       9.125            569.33
    LIVINGSTON       TN   38570          1            02/08/01         23
    0412332868                           05           04/01/01          0
    0412332868                           O            03/01/31
    0


    4318673          E22/G01             F          182,300.00         ZZ
                                         360        181,958.35          1
                                       9.250          1,499.74        103
                                       9.000          1,499.74
    ELK GROVE        CA   95758          1            02/06/01         23
    0412359580                           05           04/01/01          0
    0412359580                           O            03/01/31
    0
1




    4318680          E22/G01             F          149,150.00         ZZ
                                         360        149,006.52          2
                                       9.625          1,267.76         95
                                       9.125          1,267.76
    DALLAS           TX   75206          1            02/09/01         23
    0412365439                           05           04/01/01          0
    0412365439                           N            03/01/31
    0


    4318682          E22/G01             F           89,500.00         ZZ
                                         360         89,411.61          1
                                       9.500            752.56        100
                                       9.250            752.56
    SALT LAKE CITY   UT   84107          1            02/07/01         23
    0412368532                           01           04/01/01          0
    0412368532                           O            03/01/31
    0


    4318692          E22/G01             F           77,000.00         ZZ
                                         360         76,925.93          1
                                       9.625            654.49        107
                                       9.375            654.49
    BAY CITY         MI   48706          1            02/09/01         23
    0412379208                           05           04/01/01          0
    0412379208                           O            03/01/31
    0


    4318921          R74/G01             F          185,400.00         ZZ
                                         360        185,235.28          1
                                      10.000          1,627.02        103
                                       9.750          1,627.02
    UNIONDALE        NY   11553          1            02/14/01         23
    0432657567                           05           04/01/01          0
    1010015898                           O            03/01/31
    0


    4319191          286/G01             F          267,500.00         ZZ
                                         360        267,091.56          1
                                       9.375          2,224.93        107
                                       9.125          2,224.93
    YARDLEY          PA   19067          1            01/30/01         23
    0432635886                           05           03/01/01          0
    0000224415                           O            02/01/31
    0


    4319761          286/G01             F           40,479.00         ZZ
                                         360         40,364.02          1
1


                                      10.125            358.98        103
                                       9.875            358.98
    INDEPENDENCE     MO   64053          1            01/26/01         23
    0432628048                           05           03/01/01          0
    000236869                            O            02/01/31
    0


    4319867          E82/G01             F          109,900.00         ZZ
                                         360        109,809.89          1
                                      10.375            995.04        100
                                      10.125            995.04
    CONCORD          NC   28025          1            02/09/01         23
    0400366852                           05           04/01/01          0
    0400366852                           O            03/01/31
    0


    4322878          U59/G01             F          101,115.00         ZZ
                                         360        100,963.04          1
                                       9.500            850.23        107
                                       9.250            850.23
    MAPLE HEIGHTS    OH   44137          1            02/15/01         23
    0432620409                           05           03/15/01          0
    800767227                            O            02/15/31
    0


    4322894          286/G01             F          148,200.00         ZZ
                                         360        147,990.88          1
                                       9.750          1,273.27         95
                                       9.500          1,273.27
    ALEXANDRIA       VA   22314          1            02/01/01         23
    0432614147                           07           03/01/01          0
    0000222409                           N            02/01/31
    0


    4323318          526/G01             F          156,500.00         ZZ
                                         360        156,337.10          1
                                       9.250          1,287.49        104
                                       9.000          1,287.49
    RIDGELAND        MS   39157          1            02/21/01         23
    0432692523                           05           04/01/01          0
    0440726                              O            03/01/31
    0


    4324710          700/G01             F          192,139.00         ZZ
                                         360        191,939.01          1
                                       9.250          1,580.68        100
                                       9.000          1,580.68
    LAS VEGAS        NV   89130          1            02/21/01         23
    0432704013                           05           04/01/01          0
1


    00256087                             O            03/01/31
    0


    4325366          E22/G01             F           96,300.00         ZZ
                                         360         96,191.62          1
                                       8.875            766.21        107
                                       8.625            766.21
    PHOENIX          AZ   85051          9            02/06/01         10
    0412293656                           05           04/01/01         25
    0412293656                           O            03/01/31
    0


    4325397          E22/G01             F          222,500.00         ZZ
                                         360        222,072.84          1
                                       9.375          1,850.64        107
                                       9.125          1,850.64
    KENNER           LA   70065          9            02/07/01         23
    0412354656                           05           04/01/01          0
    0412354656                           O            03/01/31
    0


    4325402          E22/G01             F          162,500.00         ZZ
                                         360        162,335.24          1
                                       9.375          1,351.59        100
                                       8.875          1,351.59
    NAPLES           FL   34104          1            02/12/01         23
    0412360141                           05           04/01/01          0
    0412360141                           O            03/01/31
    0


    4325403          E22/G01             F          160,393.00         ZZ
                                         360        160,214.08          1
                                       9.125          1,305.01        107
                                       8.875          1,305.01
    KENNEWICK        WA   99337          1            01/31/01         23
    0412360992                           05           04/01/01          0
    0412360992                           O            03/01/31
    0


    4325407          E22/G01             F          123,600.00         ZZ
                                         360        123,373.91          1
                                       9.375          1,028.04        103
                                       8.875          1,028.04
    SUNRISE          FL   33326          9            02/07/01         23
    0412362071                           03           04/01/01          0
    0412362071                           O            03/01/31
    0


1


    4325409          E22/G01             F           70,300.00         ZZ
                                         360         70,232.37          1
                                       9.625            597.54         95
                                       9.375            597.54
    MESQUITE         TX   75149          1            02/09/01         23
    0412364739                           05           04/01/01          0
    0412364739                           N            03/01/31
    0


    4327829          T24/G01             F           71,050.00         ZZ
                                         360         70,941.52          1
                                       9.375            590.96        107
                                       9.125            590.96
    KITTANNING       PA   16201          1            02/02/01         23
    0432608438                           05           03/01/01          0
    BASHLINE                             O            02/01/31
    0


    4328199          286/G01             F          257,750.00         ZZ
                                         360        257,324.45          1
                                       9.000          2,073.92        104
                                       8.750          2,073.92
    ARLINGTON        VA   22207          1            01/26/01         23
    0432618551                           05           03/01/01          0
    000242268                            O            02/01/31
    0


    4328253          642/G01             F           87,200.00         ZZ
                                         360         87,151.12          1
                                       8.875            693.80        107
                                       8.625            693.80
    JEFFERSONVILLE   IN   47130          1            03/22/01         23
    0432684413                           05           05/01/01          0
    02154701                             O            04/01/31
    0


    4328367          948/G01             F          180,300.00         ZZ
                                         360        180,208.94          1
                                       9.375          1,499.65        100
                                       9.125          1,499.65
    MERIDIAN         ID   83642          1            03/14/01         23
    0432669844                           03           05/01/01          0
    57148                                O            04/01/31
    0


    4328523          808/G01             F          221,500.00         ZZ
                                         360        221,263.35          1
                                       9.125          1,802.20        100
                                       8.875          1,802.20
1


    ORANGE           CA   92707          1            02/26/01         23
    0432662047                           05           04/01/01          0
    1                                    O            03/01/31
    0


    4328867          T08/G01             F           88,255.00         ZZ
                                         360         88,172.31          1
                                       9.750            758.25         95
                                       9.500            758.25
    REX              GA   30273          1            02/20/01         23
    0432636595                           05           04/01/01          0
    501026                               N            03/01/31
    0


    4330566          U05/G01             F           48,650.00         ZZ
                                         360         48,603.20          1
                                       9.625            413.52        100
                                       9.375            413.52
    SAN ANTONIO      TX   78220          1            02/28/01         23
    0432681252                           05           04/01/01          0
    3104935                              O            03/01/31
    0


    4331496          E22/G01             F          249,750.00         ZZ
                                         360        249,555.94          1
                                      10.625          2,307.93        100
                                      10.125          2,307.93
    CORDOVA          TN   38018          1            02/13/01         23
    0412381295                           03           04/01/01          0
    0412381295                           O            03/01/31
    0


    4331497          E22/G01             F          106,500.00         ZZ
                                         360        106,394.82          1
                                       9.500            895.51        100
                                       9.000            895.51
    PORT ST. LUCIE   FL   34952          1            02/13/01         23
    0412385189                           05           04/01/01          0
    0412385189                           O            03/01/31
    0


    4335782          526/G01             F          242,050.00         ZZ
                                         360        241,956.37          1
                                      10.625          2,236.78        103
                                      10.375          2,236.78
    NOVI             MI   48375          5            03/12/01         23
    0432743193                           05           05/01/01          0
    0441136                              O            04/01/31
    0
1




    4335965          E87/G01             F          204,700.00         ZZ
                                         360        204,457.41          1
                                       8.625          1,592.14        103
                                       8.375          1,592.14
    CENTREVILLE      MD   21617          5            02/24/01         23
    0432634244                           05           04/01/01          0
    01010458                             O            03/01/31
    0


    4336305          U05/G01             F          241,100.00         ZZ
                                         360        240,868.08          1
                                       9.625          2,049.32        100
                                       9.375          2,049.32
    CITRUS HEIGHTS   CA   95610          1            02/27/01         23
    0432678274                           05           04/01/01          0
    3108402                              O            03/01/31
    0


    4337733          E22/G01             F          240,750.00         ZZ
                                         360        240,499.42          1
                                       9.250          1,980.59        107
                                       9.000          1,980.59
    CORNELIUS        NC   28031          2            02/09/01         23
    0412350787                           03           04/01/01          0
    0412350787                           O            03/01/31
    0


    4337740          E22/G01             F          103,790.00         ZZ
                                         360        103,687.50          1
                                       9.500            872.72        107
                                       9.250            872.72
    STOCKTON         CA   95205          1            02/07/01         23
    0412357725                           05           04/01/01          0
    0412357725                           O            03/01/31
    0


    4337742          E22/G01             F          166,000.00         ZZ
                                         360        165,795.77          1
                                       8.625          1,291.13        105
                                       8.125          1,291.13
    SACRAMENTO       CA   95826          1            02/08/01         23
    0412357915                           05           04/01/01          0
    0412357915                           O            03/01/31
    0


    4337756          E22/G01             F           60,800.00         ZZ
                                         360         60,738.29          1
1


                                       9.625            516.79        107
                                       9.375            516.79
    STANTON          MI   48888          1            02/14/01         23
    0412369589                           05           04/01/01          0
    0412369589                           O            03/01/31
    0


    4337769          E22/G01             F          155,000.00         ZZ
                                         360        154,850.90          1
                                       9.625          1,317.48        100
                                       9.375          1,317.48
    AURORA           CO   80012          1            02/14/01         23
    0412376568                           05           04/01/01          0
    0412376568                           O            03/01/31
    0


    4337773          E22/G01             F           47,000.00         ZZ
                                         360         46,957.13          1
                                       9.875            408.12        100
                                       9.625            408.12
    OSCODA           MI   48750          1            02/14/01         23
    0412377970                           05           04/01/01          0
    0412377970                           O            03/01/31
    0


    4337776          E22/G01             F          151,550.00         ZZ
                                         360        151,392.27          1
                                       9.250          1,246.76        103
                                       9.000          1,246.76
    CAMERON PARK     CA   95682          1            02/09/01         23
    0412378937                           09           04/01/01          0
    0412378937                           O            03/01/31
    0


    4337780          E22/G01             F          126,950.00         ZZ
                                         360        126,853.99          1
                                      10.750          1,185.05        100
                                      10.250          1,185.05
    RICHMOND         VA   23231          1            02/14/01         23
    0412383002                           05           04/01/01          0
    0412383002                           O            03/01/31
    0


    4337781          E22/G01             F           70,900.00         ZZ
                                         360         70,829.97          1
                                       9.500            596.17         95
                                       9.000            596.17
    DENTON           TX   76201          1            02/14/01         23
    0412384620                           05           04/01/01          0
1


    0412384620                           N            03/01/31
    0


    4338192          U59/G01             F           89,610.00         ZZ
                                         360         89,521.49          1
                                       9.500            753.49        103
                                       9.250            753.49
    IRVING           TX   75060          1            02/28/01         23
    0432666329                           05           04/01/01          0
    800754753                            O            03/01/31
    0


    4338952          U59/G01             F           53,500.00         ZZ
                                         360         53,448.52          1
                                       9.625            454.75        107
                                       9.375            454.75
    ROCHESTER        NY   14621          2            02/23/01         23
    0432655736                           05           04/01/01          0
    01933800754761                       O            03/01/31
    0


    4340903          E22/G01             F          152,475.00         ZZ
                                         360        152,303.41          1
                                       8.875          1,213.16        107
                                       8.625          1,213.16
    SEATTLE          WA   98106          1            02/07/01         23
    0412336315                           05           04/01/01          0
    0412336315                           O            03/01/31
    0


    4340907          E22/G01             F          102,950.00         ZZ
                                         360        102,853.55          1
                                       9.750            884.50        100
                                       9.250            884.50
    LAKE PARK        FL   33403          1            02/15/01         23
    0412353807                           05           04/01/01          0
    0412353807                           O            03/01/31
    0


    4340912          E22/G01             F           85,600.00         ZZ
                                         360         85,451.20          1
                                       9.375            711.98        107
                                       8.875            711.98
    BELLEVUE         NE   68005          1            02/15/01         23
    0412364390                           05           04/01/01          0
    0412364390                           O            03/01/31
    0


1


    4340914          E22/G01             F          126,950.00         ZZ
                                         360        126,827.88          1
                                       9.625          1,079.06        100
                                       9.375          1,079.06
    HARWOOD HEIGHTS  IL   60706          1            02/15/01         23
    0412369621                           05           04/01/01          0
    0412369621                           O            03/01/31
    0


    4340923          E22/G01             F          123,600.00         ZZ
                                         360        123,526.91          1
                                      11.875          1,259.49        103
                                      11.625          1,259.49
    HOUSTON          TX   77015          1            02/14/01         23
    0412383408                           03           04/01/01          0
    0412383408                           O            03/01/31
    0


    4340924          E22/G01             F           96,300.00         ZZ
                                         360         96,090.88          1
                                       8.875            766.21        107
                                       8.625            766.21
    FULTON           MS   38843          9            02/10/01         23
    0412383465                           05           04/01/01          0
    0412383465                           O            03/01/31
    0


    4341115          642/G01             F          128,750.00         ZZ
                                         360        128,496.29          1
                                      10.625          1,189.78        103
                                      10.375          1,189.78
    HAW RIVER        NC   27258          2            11/07/00         23
    0432619245                           05           01/01/01          0
    10149000                             O            12/01/30
    0


    4341636          U05/G01             F          144,900.00         ZZ
                                         360        144,767.79          1
                                       9.875          1,258.24        103
                                       9.625          1,258.24
    CHANDLER         AZ   85224          1            02/27/01         23
    0432670859                           03           04/01/01          0
    3110710                              O            03/01/31
    0


    4342188          U05/G01             F          176,130.00         ZZ
                                         360        175,951.42          1
                                       9.375          1,464.96        103
                                       9.125          1,464.96
1


    SCOTTSDALE       AZ   85254          1            02/26/01         23
    0432670222                           05           04/01/01          0
    3106397                              O            03/01/31
    0


    4343152          Q64/G01             F           87,500.00         ZZ
                                         360         87,411.26          1
                                       9.375            727.79        100
                                       9.125            727.79
    WAYCROSS         GA   31503          1            02/12/01         23
    0432703304                           05           04/01/01          0
    0101645505                           O            03/01/31
    0


    4345057          P30/G01             F          119,000.00         ZZ
                                         360        118,940.47          1
                                      12.625          1,281.59        100
                                      12.375          1,281.59
    GREENSBORO       NC   27410          1            03/02/01         23
    0432648491                           09           04/01/01          0
    0444544                              O            03/01/31
    0


    4345260          455/G01             F           64,850.00         ZZ
                                         360         64,787.61          1
                                       9.625            551.22        100
                                       9.375            551.22
    COVINGTON        GA   30014          1            02/27/01         23
    0432677136                           05           04/01/01          0
    18000863                             O            03/01/31
    0


    4345441          U59/G01             F           49,400.00         ZZ
                                         360         49,375.97          1
                                      12.750            536.83        103
                                      12.500            536.83
    NEWPORT          TN   37821          1            02/28/01         23
    0432665776                           05           04/01/01          0
    800739726                            O            03/01/31
    0


    4345554          808/G01             F          167,200.00         ZZ
                                         360        167,011.83          2
                                       8.875          1,330.32        105
                                       8.625          1,330.32
    MODESTO          CA   95354          5            02/20/01         23
    0432639433                           05           04/01/01          0
    9419843                              O            03/01/31
    0
1




    4345841          U05/G01             F           79,700.00         ZZ
                                         360         79,623.33          1
                                       9.625            677.44        107
                                       9.375            677.44
    MEMPHIS          TN   38118          5            02/23/01         23
    0432658821                           05           04/01/01          0
    3108009                              O            03/01/31
    0


    4346425          E22/G01             F          179,150.00         ZZ
                                         360        179,010.79          1
                                      10.625          1,655.52        103
                                      10.375          1,655.52
    HARAHAN          LA   70123          1            02/16/01         23
    0412310112                           05           04/01/01          0
    0412310112                           O            03/01/31
    0


    4346429          E22/G01             F          148,600.00         ZZ
                                         360        148,316.86          1
                                       9.875          1,290.37        107
                                       9.375          1,290.37
    JACKSONVILLE     FL   32221          1            02/16/01         23
    0412324824                           03           04/01/01          0
    0412324824                           O            03/01/31
    0


    4346445          E22/G01             F          106,400.00         ZZ
                                         360        106,297.65          1
                                       9.625            904.39         95
                                       9.375            904.39
    LAS VEGAS        NV   89108          1            02/09/01         23
    0412363020                           05           04/01/01          0
    0412363020                           N            03/01/31
    0


    4346462          E22/G01             F          211,000.00         ZZ
                                         360        210,762.55          1
                                       8.875          1,678.81        105
                                       8.625          1,678.81
    LAKE FOREST      CA   92630          1            02/13/01         23
    0412378986                           01           04/01/01          0
    0412378986                           O            03/01/31
    0


    4346471          E22/G01             F          125,150.00         ZZ
                                         360        125,019.74          1
1


                                       9.250          1,029.58        107
                                       9.000          1,029.58
    SOUTH BURLINGTO  VT   05403          1            02/16/01         23
    0412385957                           05           04/01/01          0
    0412385957                           O            03/01/31
    0


    4346473          E22/G01             F           68,000.00         ZZ
                                         360         67,927.35          1
                                       9.125            553.27        100
                                       8.875            553.27
    CONROE           TX   77301          1            02/14/01         23
    0412387037                           05           04/01/01          0
    0412387037                           O            03/01/31
    0


    4346475          E22/G01             F          144,900.00         ZZ
                                         360        144,781.19          1
                                      10.375          1,311.93        100
                                      10.125          1,311.93
    SAGINAW          MI   48603          1            02/16/01         23
    0412393175                           05           04/01/01          0
    0412393175                           O            03/01/31
    0


    4346540          U05/G01             F          126,650.00         ZZ
                                         360        126,514.69          1
                                       9.125          1,030.47        103
                                       8.875          1,030.47
    KNOXVILLE        TN   37909          1            02/28/01         23
    0432673556                           05           04/01/01          0
    3109014                              O            03/01/31
    0


    4346806          642/G01             F          154,000.00         ZZ
                                         360        153,922.24          1
                                       9.375          1,280.89        107
                                       9.125          1,280.89
    HANAMAULU        HI   96715          5            03/23/01         23
    0432688521                           05           05/01/01          0
    10211600                             O            04/01/31
    0


    4349634          642/G01             F          128,750.00         ZZ
                                         360        128,626.15          1
                                       9.625          1,094.36        103
                                       9.375          1,094.36
    WESTBURY         NY   11590          1            02/12/01         23
    0432625424                           05           04/01/01          0
1


    01138401                             O            03/01/31
    0


    4349647          U59/G01             F          111,000.00         ZZ
                                         360        110,893.22          1
                                       9.625            943.49        100
                                       9.375            943.49
    ANACORTES        WA   98221          1            03/06/01         23
    0432665529                           05           04/06/01          0
    800782014                            O            03/06/31
    0


    4350604          T08/G01             F           97,500.00         ZZ
                                         360         97,406.21          1
                                       9.625            828.74        100
                                       9.375            828.74
    JACKSONVILLE     FL   32205          1            02/23/01         23
    0432641983                           05           04/01/01          0
    21020064                             O            03/01/31
    0


    4350619          147/G01             F          122,000.00         ZZ
                                         360        121,824.06          1
                                      10.375          1,104.60        100
                                      10.125          1,104.60
    POMONA           CA   91767          1            01/29/01         23
    0432625085                           05           03/01/01          0
    10410537                             O            02/01/31
    0


    4351098          G75/G01             F           88,800.00         ZZ
                                         360         88,746.20          1
                                       8.500            682.80        107
                                       8.250            682.80
    BALTIMORE        MD   21239          2            03/08/01         23
    0432720498                           02           05/01/01          0
    04267678                             O            04/01/31
    0


    4351148          U05/G01             F           61,550.00         ZZ
                                         360         61,550.00          1
                                       9.375            511.94        107
                                       9.125            511.94
    BYERS            TX   76357          1            04/12/01         23
    0432754216                           05           06/01/01          0
    3108359                              O            05/01/31
    0


1


    4351314          E84/G01             F          101,000.00         ZZ
                                         360        100,910.26          1
                                      10.000            886.35        100
                                       9.750            886.35
    MESQUITE         TX   75181          1            02/23/01         23
    0432692820                           05           04/01/01          0
    32601958                             O            03/01/31
    0


    4351637          E87/G01             F          255,700.00         ZZ
                                         360        255,541.07          1
                                       8.375          1,943.50        107
                                       8.125          1,943.50
    LOS ALAMOS       CA   93440          1            03/05/01         23
    0432657047                           09           05/01/01          0
    004210464001                         O            04/01/31
    0


    4352073          L86/G01             F          175,000.00         ZZ
                                         360        174,911.63          1
                                       9.375          1,455.56        100
                                       9.125          1,455.56
    RANCHO SANTA MA  CA   92688          1            02/28/01         23
    0432679660                           01           05/01/01          0
    20505613                             O            04/01/31
    0


    4352389          664/G01             F          178,200.00         ZZ
                                         360        178,004.59          1
                                       9.000          1,433.84        104
                                       8.750          1,433.84
    DES MOINES       WA   98198          1            02/20/01         23
    0432680254                           05           04/01/01          0
    0003778669                           O            03/01/31
    0


    4353039          E82/G01             F           77,500.00         ZZ
                                         360         77,427.40          1
                                       9.750            665.84        100
                                       9.500            665.84
    JONESBORO        GA   30238          1            02/21/01         23
    0400379491                           05           04/01/01          0
    0400379491                           O            03/01/31
    0


    4353040          E82/G01             F          172,500.00         ZZ
                                         360        171,715.91          1
                                       9.375          1,434.77        100
                                       9.125          1,434.77
1


    WOODBURY         CT   06798          1            02/21/01         23
    0400392528                           05           04/01/01          0
    0400392528                           O            03/01/31
    0


    4353054          E45/G01             F          209,720.00         ZZ
                                         360        209,501.72          1
                                       9.250          1,725.31        107
                                       9.000          1,725.31
    ORLANDO          FL   32828          5            02/23/01         23
    0432662120                           05           04/01/01          0
    113554                               O            03/01/31
    0


    4353635          455/G01             F          120,000.00         ZZ
                                         360        119,881.47          1
                                       9.500          1,009.03        100
                                       9.250          1,009.03
    WOODSTOCK        GA   30188          1            02/28/01         23
    0432648459                           05           04/01/01          0
    17001130                             O            03/01/31
    0


    4354094          E87/G01             F           81,885.00         ZZ
                                         360         81,829.44          1
                                      11.250            795.32        103
                                      11.000            795.32
    MIDLAND          TX   79705          1            02/28/01         23
    0432638831                           05           04/01/01          0
    01010616                             O            03/01/31
    0


    4354328          642/G01             F          142,342.00         ZZ
                                         360        142,168.92          1
                                       8.500          1,094.49        104
                                       8.250          1,094.49
    LAS VEGAS        NV   89108          2            02/08/01         23
    0432618825                           05           04/01/01          0
    01134601                             O            03/01/31
    0


    4354364          253/G01             F          149,250.00         ZZ
                                         360        149,106.43          1
                                       9.625          1,268.61         95
                                       9.375          1,268.61
    ENGLEWOOD        CO   80112          1            02/26/01         23
    0432660272                           09           04/01/01          0
    963595                               N            03/01/31
    0
1




    4355414          U59/G01             F          144,605.00         ZZ
                                         360        144,411.46          1
                                      10.000          1,269.02        105
                                       9.750          1,269.02
    JOLIET           IL   60433          1            02/26/01         23
    0432655744                           05           03/26/01          0
    01933800771113                       O            02/26/31
    0


    4355665          664/G01             F          107,000.00         ZZ
                                         360        106,885.68          1
                                       9.125            870.59        103
                                       8.875            870.59
    BELOIT           WI   53511          1            02/23/01         23
    0432687150                           01           04/01/01          0
    0003895075                           O            03/01/31
    0


    4355781          U05/G01             F          165,000.00         ZZ
                                         360        164,841.28          1
                                       9.625          1,402.48        100
                                       9.375          1,402.48
    SCOTTSDALE       AZ   85257          1            02/23/01         23
    0432685030                           09           04/01/01          0
    3108702                              O            03/01/31
    0


    4356883          526/G01             F           76,000.00         ZZ
                                         360         75,926.89          1
                                       9.625            645.99         95
                                       9.375            645.99
    DOUGLASVILLE     GA   30135          1            02/23/01         23
    0432725588                           05           04/01/01          0
    0440711                              N            03/01/31
    0


    4357480          624/G01             F          228,350.00         ZZ
                                         360        228,086.28          1
                                       8.750          1,796.43        106
                                       8.500          1,796.43
    MESA             AZ   85212          1            02/20/01         23
    0432649531                           03           04/01/01          0
    35500910426                          O            03/01/31
    0


    4358308          E22/G01             F          159,700.00         ZZ
                                         360        159,533.78          1
1


                                       9.250          1,313.81        105
                                       8.750          1,313.81
    HILLSBORO        OR   97124          1            02/14/01         23
    0412361412                           05           04/01/01          0
    0412361412                           O            03/01/31
    0


    4358312          E22/G01             F           75,150.00         ZZ
                                         360         75,086.71          1
                                      10.250            673.42        103
                                       9.750            673.42
    SUNRISE          FL   33326          1            02/20/01         23
    0412363871                           01           04/01/01          0
    0412363871                           O            03/01/31
    0


    4358313          E22/G01             F           34,200.00         ZZ
                                         360         34,156.94          1
                                       9.625            290.70         95
                                       9.375            290.70
    AIKEN            SC   29801          1            02/09/01         23
    0412365454                           05           04/01/01          0
    0412365454                           N            03/01/31
    0


    4358325          E22/G01             F          116,000.00         ZZ
                                         360        115,766.99          1
                                       9.375            964.83        100
                                       9.125            964.83
    PFLUGERVILLE     TX   78660          1            02/16/01         23
    0412375479                           03           04/01/01          0
    0412375479                           O            03/01/31
    0


    4358334          E22/G01             F          270,000.00         ZZ
                                         360        269,726.25          1
                                       9.375          2,245.72        100
                                       9.125          2,245.72
    DETROIT          MI   48221          1            02/20/01         23
    0412379240                           05           04/01/01          0
    0412379240                           O            03/01/31
    0


    4358355          E22/G01             F          164,900.00         ZZ
                                         360        164,737.14          1
                                       9.500          1,386.57        105
                                       9.000          1,386.57
    DESTIN           FL   32541          1            02/20/01         23
    0412402562                           05           04/01/01          0
1


    0412402562                           O            03/01/31
    0


    4358356          E22/G01             F           50,800.00         ZZ
                                         360         50,751.14          1
                                       9.625            431.79         95
                                       9.375            431.79
    PALM BAY         FL   32907          1            02/20/01         23
    0412410748                           05           04/01/01          0
    0412410748                           N            03/01/31
    0


    4358647          B28/G01             F          211,250.00         ZZ
                                         360        211,006.02          1
                                       8.750          1,661.91        106
                                       8.500          1,661.91
    THORNTON         CO   80229          1            02/23/01         23
    0432668838                           05           04/01/01          0
    0101150050                           O            03/01/31
    0


    4360393          286/G01             F          153,900.00         ZZ
                                         360        153,652.40          1
                                       9.125          1,252.19        106
                                       8.875          1,252.19
    CHESTERFIELD     VA   23838          2            01/26/01         23
    0432618924                           05           03/01/01          0
    0000241287                           O            02/01/31
    0


    4361386          T24/G01             F          178,800.00         ZZ
                                         360        178,613.25          1
                                       9.250          1,470.94        106
                                       9.000          1,470.94
    WALNUT CREEK     CA   94598          1            02/01/01         23
    0432678712                           01           04/01/01          0
    09800178                             O            03/01/31
    0


    4361521          E87/G01             F          185,290.00         ZZ
                                         360        185,111.75          1
                                       9.625          1,574.95        103
                                       9.375          1,574.95
    SANTA MARIA      CA   93454          1            02/23/01         23
    0432640712                           05           04/01/01          0
    70003272                             O            03/01/31
    0


1


    4362369          L86/G01             F          143,150.00         ZZ
                                         360        143,015.88          1
                                       9.750          1,229.88        103
                                       9.500          1,229.88
    EL CENTRO        CA   92243          1            02/28/01         23
    0432677193                           05           04/01/01          0
    20506012                             O            03/01/31
    0


    4364023          642/G01             F          241,285.00         ZZ
                                         360        241,046.68          1
                                       9.500          2,028.86        107
                                       9.250          2,028.86
    TORRANCE         CA   90504          1            02/16/01         23
    0432622033                           01           04/01/01          0
    12148801                             O            03/01/31
    0


    4364610          964/G01             F          125,000.00         ZZ
                                         360        124,599.36          1
                                       8.875            994.56        100
                                       8.625            994.56
    LAS VEGAS        NV   89121          1            03/01/01         23
    0432680817                           05           04/01/01          0
    420109345                            O            03/01/31
    0


    4364623          U05/G01             F          249,250.00         ZZ
                                         360        249,010.22          1
                                       9.625          2,118.60        102
                                       9.375          2,118.60
    DALLAS           TX   75240          1            02/27/01         23
    0432699858                           05           04/01/01          0
    3103634                              O            03/01/31
    0


    4365589          E22/G01             F           92,000.00         ZZ
                                         360         91,908.71          1
                                       9.750            790.42        107
                                       9.500            790.42
    MUSKEGON         MI   49441          9            02/15/01         23
    0412366189                           05           04/01/01          0
    0412366189                           O            03/01/31
    0


    4365591          E22/G01             F           75,800.00         ZZ
                                         360         75,721.10          1
                                       9.250            623.59        106
                                       9.000            623.59
1


    MEMPHIS          TN   38128          1            02/21/01         23
    0412369084                           05           04/01/01          0
    0412369084                           O            03/01/31
    0


    4365608          E22/G01             F           49,400.00         ZZ
                                         360         49,352.49          1
                                       9.625            419.89         95
                                       9.375            419.89
    BAY CITY         MI   48706          1            02/21/01         23
    0412390262                           05           04/01/01          0
    0412390262                           N            03/01/31
    0


    4366234          P30/G01             F          162,275.00         ZZ
                                         360        162,126.19          1
                                       9.875          1,409.11        102
                                       9.625          1,409.11
    CHARLOTTE        NC   28277          1            02/28/01         23
    0432657609                           05           04/01/01          0
    0443691                              O            03/01/31
    0


    4366587          664/G01             F           83,000.00         ZZ
                                         360         82,910.43          1
                                       9.125            675.32        106
                                       8.875            675.32
    LEXINGTON        TN   38351          1            02/27/01         23
    0432675056                           05           04/01/01          0
    0003751641                           O            03/01/31
    0


    4366597          455/G01             F          109,300.00         ZZ
                                         360        109,194.86          1
                                       9.625            929.04        100
                                       9.375            929.04
    NEWNAN           GA   30265          1            02/28/01         23
    0432675577                           05           04/01/01          0
    09001098                             O            03/01/31
    0


    4367520          964/G01             F          143,800.00         ZZ
                                         360        143,646.38          1
                                       9.125          1,170.00        100
                                       8.875          1,170.00
    SILT             CO   81652          1            02/28/01         23
    0432692648                           05           04/01/01          0
    92973                                O            03/01/31
    0
1




    4367727          U05/G01             F           96,300.00         ZZ
                                         360         96,191.62          1
                                       8.875            766.21        107
                                       8.625            766.21
    PALM BEACH GARD  FL   33418          1            02/28/01         23
    0432647774                           09           04/01/01          0
    3097176                              O            03/01/31
    0


    4370994          808/G01             F          209,000.00         ZZ
                                         360        208,882.83          1
                                       8.875          1,662.90        100
                                       8.625          1,662.90
    LOS ANGELES      CA   91335          1            03/20/01         23
    0432699361                           05           05/01/01          0
    9317901                              O            04/01/31
    0


    4371633          E22/G01             F           98,950.00         ZZ
                                         360         98,852.26          2
                                       9.500            832.03        107
                                       9.250            832.03
    WINOOSKI         VT   05404          1            02/22/01         23
    0412338063                           05           04/01/01          0
    0412338063                           O            03/01/31
    0


    4371638          E22/G01             F          257,500.00         ZZ
                                         360        257,238.92          1
                                       9.375          2,141.75        107
                                       9.125          2,141.75
    DUBLIN           CA   94568          1            02/20/01         23
    0412346546                           01           04/01/01          0
    0412346546                           O            03/01/31
    0


    4371669          E22/G01             F           89,850.00         ZZ
                                         360         89,748.88          1
                                       8.875            714.89        107
                                       8.375            714.89
    MIAMI            FL   33186          9            02/16/01         23
    0412383200                           01           04/01/01          0
    0412383200                           O            03/01/31
    0


    4371670          E22/G01             F           75,500.00         ZZ
                                         360         75,421.42          1
1


                                       9.250            621.12        100
                                       8.750            621.12
    GRAND PRAIRIE    TX   75050          1            02/21/01         23
    0412384679                           05           04/01/01          0
    0412384679                           O            03/01/31
    0


    4371682          E22/G01             F          272,950.00         ZZ
                                         360        272,720.10          1
                                      10.250          2,445.91        103
                                      10.000          2,445.91
    SCOTTSDALE       AZ   85255          1            02/17/01         23
    0412397598                           01           04/01/01          0
    0412397598                           O            03/01/31
    0


    4371684          E22/G01             F           76,000.00         ZZ
                                         360         75,924.94          1
                                       9.500            639.05         95
                                       9.250            639.05
    KANSAS CITY      MO   64134          1            02/22/01         23
    0412398612                           05           04/01/01          0
    0412398612                           N            03/01/31
    0


    4373099          T17/G01             F          145,000.00         ZZ
                                         360        144,800.73          1
                                       9.875          1,259.11        100
                                       9.625          1,259.11
    LAWRENCEVILLE    GA   30043          1            02/28/01         23
    0432652329                           05           03/29/01          0
    01020514                             O            02/28/31
    0


    4373404          B28/G01             F          161,000.00         ZZ
                                         360        160,313.61          1
                                       9.625          1,368.48        100
                                       9.375          1,368.48
    LAKEWOOD         CO   80215          1            02/28/01         23
    0432740173                           01           04/01/01          0
    0102140007                           O            03/01/31
    0


    4373460          685/G01             F          144,850.00         ZZ
                                         360        144,682.71          1
                                       8.750          1,139.54        100
                                       8.500          1,139.54
    BROWNS SUMMIT    NC   27214          1            02/28/01         23
    0432670131                           05           04/01/01          0
1


    910477                               O            03/01/31
    0


    4373937          N67/G01             F          123,000.00         ZZ
                                         360        122,881.67          1
                                       9.625          1,045.49        100
                                       9.375          1,045.49
    SCOTTSDALE       AZ   85250          1            02/13/01         23
    0432627735                           09           04/01/01          0
    1780005281                           O            03/01/31
    0


    4374068          664/G01             F          169,900.00         ZZ
                                         360        169,718.47          1
                                       9.125          1,382.37        100
                                       8.875          1,382.37
    CHINO HILLS      CA   91709          1            02/28/01         23
    0432686616                           01           04/01/01          0
    10062                                O            03/01/31
    0


    4376197          U28/G01             F           66,950.00         ZZ
                                         360         66,923.39          1
                                      10.500            612.42        103
                                      10.250            612.42
    SWAINSBORO       GA   30401          1            03/08/01         23
    0432703072                           05           05/01/01          0
    WOMACK                               O            04/01/31
    0


    4377668          940/G01             F          113,750.00         ZZ
                                         360        113,631.59          1
                                       9.250            935.80        100
                                       9.000            935.80
    RIVERSIDE        CA   92501          1            02/28/01         23
    0432648434                           05           04/01/01          0
    CP5303                               O            03/01/31
    0


    4378271          E22/G01             F          109,686.00         ZZ
                                         360        109,574.79          1
                                       9.375            912.31        100
                                       8.875            912.31
    ALBANY           OR   97321          1            02/20/01         23
    0412309205                           05           04/01/01          0
    0412309205                           O            03/01/31
    0


1


    4378289          E22/G01             F           90,700.00         ZZ
                                         360         90,564.63          1
                                       9.750            779.25         95
                                       9.500            779.25
    LITTLE ROCK      AR   72211          1            02/23/01         23
    0412367245                           05           04/01/01          0
    0412367245                           N            03/01/31
    0


    4378290          E22/G01             F           35,300.00         ZZ
                                         360         35,265.14          1
                                       9.500            296.82        107
                                       9.000            296.82
    COCONUT CREEK    FL   33066          1            02/23/01         23
    0412368433                           01           04/01/01          0
    0412368433                           O            03/01/31
    0


    4378292          E22/G01             F           97,850.00         ZZ
                                         360         97,758.33          1
                                       9.750            840.68         95
                                       9.500            840.68
    LITTLE ROCK      AR   72211          1            02/23/01         23
    0412369753                           05           04/01/01          0
    0412369753                           N            03/01/31
    0


    4378295          E22/G01             F          142,500.00         ZZ
                                         360        142,312.53          1
                                       9.625          1,211.23        100
                                       9.375          1,211.23
    FREEHOLD         NJ   07728          1            02/23/01         23
    0412373631                           01           04/01/01          0
    0412373631                           O            03/01/31
    0


    4378296          E22/G01             F          176,000.00         ZZ
                                         360        175,821.55          1
                                       9.375          1,463.88        107
                                       9.125          1,463.88
    MINNEAPOLIS      MN   55410          1            02/23/01         23
    0412374886                           05           04/01/01          0
    0412374886                           O            03/01/31
    0


    4378301          E22/G01             F          146,205.00         ZZ
                                         360        146,064.35          1
                                       9.625          1,242.73         95
                                       9.375          1,242.73
1


    LAS VEGAS        NV   89121          1            02/16/01         23
    0412377418                           05           04/01/01          0
    0412377418                           N            03/01/31
    0


    4378304          E22/G01             F          144,500.00         ZZ
                                         360        144,353.49          1
                                       9.375          1,201.88        105
                                       9.125          1,201.88
    HOLLY            MI   48442          1            02/23/01         23
    0412382632                           05           04/01/01          0
    0412382632                           O            03/01/31
    0


    4378310          E22/G01             F          264,950.00         ZZ
                                         360        264,688.33          2
                                       9.500          2,227.84        100
                                       9.250          2,227.84
    OAKLAND          CA   94603          1            02/13/01         23
    0412385213                           05           04/01/01          0
    0412385213                           O            03/01/31
    0


    4378322          E22/G01             F          143,900.00         ZZ
                                         360        143,761.59          1
                                       9.625          1,223.13        100
                                       9.375          1,223.13
    WATERFORD        MI   48328          1            02/23/01         23
    0412396459                           05           04/01/01          0
    0412396459                           O            03/01/31
    0


    4378324          E22/G01             F          245,950.00         ZZ
                                         360        245,680.31          1
                                       9.000          1,978.97        107
                                       8.750          1,978.97
    GAITHERSBURG     MD   20878          1            02/23/01         23
    0412398844                           01           04/01/01          0
    0412398844                           O            03/01/31
    0


    4378330          E22/G01             F           53,000.00         ZZ
                                         360         52,949.02          1
                                       9.625            450.49        100
                                       9.375            450.49
    KOKOMO           IN   46901          1            02/23/01         23
    0412402158                           05           04/01/01          0
    0412402158                           O            03/01/31
    0
1




    4378331          E22/G01             F          148,300.00         ZZ
                                         360        148,219.33          1
                                      12.250          1,554.03        103
                                      11.750          1,554.03
    RENO             NV   89502          1            02/19/01         23
    0412402356                           05           04/01/01          0
    0412402356                           O            03/01/31
    0


    4378334          E22/G01             F           20,900.00         ZZ
                                         360         20,879.90          1
                                       9.625            177.65         95
                                       9.125            177.65
    SOUTH BEND       IN   46615          1            02/23/01         23
    0412405953                           05           04/01/01          0
    0412405953                           N            03/01/31
    0


    4378335          E22/G01             F          210,000.00         ZZ
                                         360        208,107.32          1
                                       8.875          1,670.85        104
                                       8.625          1,670.85
    SACRAMENTO       CA   95819          1            02/20/01         23
    0412406217                           05           04/01/01          0
    0412406217                           O            03/01/31
    0


    4378337          E22/G01             F          121,800.00         ZZ
                                         360        121,682.83          1
                                       9.625          1,035.29        100
                                       9.375          1,035.29
    KENNESAW         GA   30144          1            02/23/01         23
    0412412728                           05           04/01/01          0
    0412412728                           O            03/01/31
    0


    4378518          B28/G01             F          193,200.00         ZZ
                                         360        192,971.06          1
                                       8.625          1,502.69        105
                                       8.375          1,502.69
    BROOMFIELD       CO   80020          1            03/01/01         23
    0432668911                           03           04/01/01          0
    0102260032                           O            03/01/31
    0


    4380096          069/G01             F          196,800.00         ZZ
                                         360        196,489.13          1
1


                                      10.000          1,727.07        100
                                       9.750          1,727.07
    ORANGE           CA   92868          1            02/23/01         23
    0432767614                           01           04/01/01          0
    35188116595                          O            03/01/31
    0


    4380578          964/G01             F          173,294.00         ZZ
                                         360        173,199.35          1
                                       9.000          1,394.36        100
                                       8.750          1,394.36
    LAS VEGAS        NV   89131          1            03/05/01         23
    0432745834                           03           05/01/01          0
    42092764                             O            04/01/31
    0


    4380859          W09/G01             F           32,950.00         ZZ
                                         360         32,930.50          1
                                      11.875            335.77        103
                                      11.625            335.77
    WHITEHOUSE       OH   43571          1            02/16/01         23
    0432651164                           05           04/01/01          0
    20016097                             O            03/01/31
    0


    4381078          253/G01             F           38,520.00         ZZ
                                         360         38,520.00          1
                                       9.125            313.42        107
                                       8.875            313.42
    ATHENS           TX   75751          1            04/12/01         23
    0432758894                           05           06/01/01          0
    964250                               O            05/01/31
    0


    4381185          B57/G01             F          191,500.00         ZZ
                                         360        191,383.99          1
                                       8.500          1,472.47        107
                                       8.250          1,472.47
    LOS ANGELES      CA   91040          1            03/09/01         23
    0432675783                           05           05/01/01          0
    2110567                              O            04/01/31
    0


    4381626          286/G01             F           64,300.00         ZZ
                                         360         64,234.80          1
                                      10.250            576.20        103
                                      10.000            576.20
    APPLETON         WI   54911          1            02/28/01         23
    0432712651                           05           04/01/01          0
1


    0000259250                           O            03/01/31
    0


    4381683          562/G01             F          251,450.00         ZZ
                                         360        251,319.64          2
                                       9.250          2,068.62        107
                                       9.000          2,068.62
    BROOKLYN         NY   11234          1            03/29/01         23
    0432693687                           05           05/01/01          0
    297002322                            O            04/01/31
    0


    4383812          700/G01             F          128,000.00         ZZ
                                         360        127,938.68          1
                                       9.625          1,087.99        100
                                       9.375          1,087.99
    LAS VEGAS        NV   89108          1            03/05/01         23
    0432704039                           05           05/01/01          0
    00256533                             O            04/01/31
    0


    4384057          964/G01             F          119,480.00         ZZ
                                         360        119,409.46          1
                                       8.625            929.30        103
                                       8.375            929.30
    NORTH HIGHLANDS  CA   95660          1            03/02/01         23
    0432683175                           05           05/01/01          0
    103842                               O            04/01/31
    0


    4384207          E22/G01             F           40,750.00         ZZ
                                         360         40,710.80          1
                                       9.625            346.37         95
                                       9.375            346.37
    INDIANAPOLIS     IN   46235          1            02/26/01         23
    0412293920                           05           04/01/01          0
    0412293920                           N            03/01/31
    0


    4384220          E22/G01             F          170,700.00         ZZ
                                         360        170,492.43          1
                                       8.500          1,312.54        106
                                       8.000          1,312.54
    BARTLETT         TN   38133          1            02/26/01         23
    0412351991                           05           04/01/01          0
    0412351991                           O            03/01/31
    0


1


    4384222          E22/G01             F           56,150.00         ZZ
                                         360         56,073.12          1
                                       9.625            477.27         95
                                       9.125            477.27
    CANTONMENT       FL   32514          1            02/26/01         23
    0412362436                           05           04/01/01          0
    0412362436                           N            03/01/31
    0


    4384245          E22/G01             F          191,500.00         ZZ
                                         360        191,315.78          1
                                       9.625          1,627.73        106
                                       9.375          1,627.73
    PICKERINGTON     OH   43147          5            02/20/01         23
    0412384802                           05           04/01/01          0
    0412384802                           O            03/01/31
    0


    4384246          E22/G01             F          104,000.00         ZZ
                                         360        103,919.19          1
                                      10.625            961.06        103
                                      10.375            961.06
    PHILADELPHIA     PA   19131          1            02/26/01         23
    0412384984                           05           04/01/01          0
    0412384984                           O            03/01/31
    0


    4384265          E22/G01             F           44,300.00         ZZ
                                         360         44,261.68          1
                                      10.125            392.86        103
                                       9.875            392.86
    BURNS FLAT       OK   73624          1            02/21/01         23
    0412400749                           05           04/01/01          0
    0412400749                           O            03/01/31
    0


    4384276          E22/G01             F          242,300.00         ZZ
                                         360        242,027.32          1
                                       8.875          1,927.85        107
                                       8.625          1,927.85
    REDMOND          WA   98052          1            02/22/01         23
    0412411142                           01           04/01/01          0
    0412411142                           O            03/01/31
    0


    4384277          E22/G01             F           48,450.00         ZZ
                                         360         48,402.15          2
                                       9.500            407.39         95
                                       9.000            407.39
1


    LAKELAND         FL   33801          1            02/26/01         23
    0412413858                           05           04/01/01          0
    0412413858                           N            03/01/31
    0


    4384287          E22/G01             F          228,000.00         ZZ
                                         360        227,780.66          1
                                       9.625          1,937.98         95
                                       9.375          1,937.98
    PLANO            TX   75025          1            02/26/01         23
    0412425266                           05           04/01/01          0
    0412425266                           N            03/01/31
    0


    4384288          E22/G01             F          153,900.00         ZZ
                                         360        153,748.02          1
                                       9.500          1,294.07        100
                                       9.000          1,294.07
    PALM HARBOR      FL   34684          1            02/26/01         23
    0412428419                           03           04/01/01          0
    0412428419                           O            03/01/31
    0


    4384398          G13/G01             F           77,250.00         ZZ
                                         360         77,215.83          1
                                      10.000            677.92        103
                                       9.750            677.92
    YAZOO CITY       MS   39194          1            04/02/01         23
    0432736106                           05           05/01/01          0
    13583                                O            04/01/31
    0


    4384604          526/G01             F          191,800.00         ZZ
                                         360        191,447.13          1
                                       9.875          1,665.49        100
                                       9.625          1,665.49
    CHARLOTTE        NC   28277          1            12/21/00         23
    0432713733                           03           02/01/01          0
    0415382                              O            01/01/31
    0


    4384726          642/G01             F           71,070.00         ZZ
                                         360         71,042.51          1
                                      10.625            656.76        103
                                      10.375            656.76
    PALATINE         IL   60067          1            03/09/01         23
    0432677789                           01           05/01/01          0
    02199101                             O            04/01/31
    0
1




    4385134          T08/G01             F          140,595.00         ZZ
                                         360        140,560.98          1
                                      12.750          1,527.84        102
                                      12.500          1,527.84
    COLUMBIA         SC   29223          1            03/09/01         23
    0432685923                           05           05/01/01          0
    21020080                             O            04/01/31
    0


    4388281          642/G01             F          104,778.00         ZZ
                                         360        104,674.51          1
                                       9.500            881.03        103
                                       9.250            881.03
    VALDOSTA         GA   31605          5            02/19/01         23
    0432632693                           05           04/01/01          0
    02109301                             O            03/01/31
    0


    4388461          U59/G01             F           69,550.00         ZZ
                                         360         69,515.78          1
                                       9.500            584.82        107
                                       9.250            584.82
    CLEVELAND        OH   44121          1            03/28/01         23
    0432706471                           05           05/01/01          0
    800778763                            O            04/01/31
    0


    4389135          K15/G01             F           66,900.00         ZZ
                                         360         66,874.12          1
                                      10.625            618.22        103
                                      10.375            618.22
    NIAGARA FALLS    NY   14305          2            03/09/01         23
    0432657039                           05           05/01/01          0
    029505302502                         O            04/01/31
    0


    4389298          147/G01             F           90,950.00         ZZ
                                         360         90,864.77          1
                                       9.750            781.41        107
                                       9.500            781.41
    ARIZONA CITY     AZ   85223          5            03/01/01         23
    0432681831                           05           04/01/01          0
    10414085                             O            03/01/31
    0


    4389598          964/G01             F          125,000.00         ZZ
                                         360        124,938.51          1
1


                                       9.500          1,051.07        100
                                       9.250          1,051.07
    WILSONVILLE      OR   97070          1            03/22/01         23
    0432769065                           01           05/01/01          0
    109851                               O            04/01/31
    0


    4390038          685/G01             F          220,900.00         ZZ
                                         360        220,772.91          1
                                       8.750          1,737.82        107
                                       8.500          1,737.82
    CLOVIS           CA   93611          1            03/12/01         23
    0432692929                           05           05/01/01          0
    125191                               O            04/01/31
    0


    4390587          U05/G01             F          133,000.00         ZZ
                                         360        132,942.72          1
                                      10.125          1,179.47        100
                                       9.875          1,179.47
    SAN ANTONIO      TX   78255          1            03/05/01         23
    0432757524                           05           05/01/01          0
    3113204                              O            04/01/31
    0


    4390908          E22/G01             F          252,350.00         ZZ
                                         360        252,125.81          1
                                      10.000          2,214.55        103
                                       9.750          2,214.55
    ANTIOCH          CA   94538          1            02/16/01         23
    0412352221                           05           04/01/01          0
    0412352221                           O            03/01/31
    0


    4390911          E22/G01             F          233,700.00         ZZ
                                         360        233,042.24          1
                                       9.000          1,880.40        104
                                       8.750          1,880.40
    OAKLEY           CA   94561          1            02/08/01         23
    0412361818                           05           04/01/01          0
    0412361818                           O            03/01/31
    0


    4390915          E22/G01             F           29,900.00         ZZ
                                         360         29,871.23          1
                                       9.625            254.15         95
                                       9.375            254.15
    KANSAS CITY      MO   64110          1            02/26/01         23
    0412368185                           05           04/01/01          0
1


    0412368185                           N            03/01/31
    0


    4390916          E22/G01             F           26,100.00         ZZ
                                         360         26,074.88          1
                                       9.625            221.85         95
                                       9.375            221.85
    KANSAS CITY      MO   64110          1            02/26/01         23
    0412368193                           05           04/01/01          0
    0412368193                           N            03/01/31
    0


    4390917          E22/G01             F           34,200.00         ZZ
                                         360         34,167.09          1
                                       9.625            290.70         95
                                       9.375            290.70
    KANSAS CITY      MO   64127          1            02/26/01         23
    0412368201                           05           04/01/01          0
    0412368201                           N            03/01/31
    0


    4390918          E22/G01             F           29,900.00         ZZ
                                         360         29,871.23          1
                                       9.625            254.15         95
                                       9.375            254.15
    KANSAS CITY      MO   64110          1            02/26/01         23
    0412368219                           05           04/01/01          0
    0412368219                           N            03/01/31
    0


    4390922          E22/G01             F           77,700.00         ZZ
                                         360         77,619.13          1
                                       9.250            639.22        107
                                       9.000            639.22
    HOUSTON          TX   77338          1            02/27/01         23
    0412374449                           03           04/01/01          0
    0412374449                           O            03/01/31
    0


    4390934          E22/G01             F           50,250.00         ZZ
                                         360         50,197.70          1
                                       9.250            413.39        107
                                       8.750            413.39
    BRANDENBURG      KY   40108          1            02/27/01         23
    0412388126                           05           04/01/01          0
    0412388126                           O            03/01/31
    0


1


    4390939          E22/G01             F          190,000.00         ZZ
                                         360        189,797.01          1
                                       9.125          1,545.90        100
                                       8.625          1,545.90
    CHINO            CA   91710          1            02/21/01         23
    0412389991                           05           04/01/01          0
    0412389991                           O            03/01/31
    0


    4390953          E22/G01             F          183,000.00         ZZ
                                         360        182,823.96          1
                                       9.625          1,555.48        100
                                       9.375          1,555.48
    NEWBURGH         NY   12550          1            02/27/01         23
    0412403230                           05           04/01/01          0
    0412403230                           O            03/01/31
    0


    4390957          E22/G01             F          118,450.00         ZZ
                                         360        118,320.11          1
                                       9.000            953.08        103
                                       8.500            953.08
    EAST WENATCHEE   WA   98802          1            02/22/01         23
    0412406266                           05           04/01/01          0
    0412406266                           O            03/01/31
    0


    4390959          E22/G01             F          125,000.00         ZZ
                                         360        124,876.54          2
                                       9.500          1,051.07        100
                                       9.000          1,051.07
    BROKEN ARROW     OK   74012          1            02/27/01         23
    0412407231                           05           04/01/01          0
    0412407231                           O            03/01/31
    0


    4390963          E22/G01             F          212,150.00         ZZ
                                         360        211,814.97          1
                                       9.250          1,745.31        103
                                       9.000          1,745.31
    PASEDENA         CA   91106          1            02/21/01         23
    0412408536                           01           04/01/01          0
    0412408536                           O            03/01/31
    0


    4390969          E22/G01             F          197,750.00         ZZ
                                         360        197,596.34          1
                                      10.625          1,827.40        103
                                      10.375          1,827.40
1


    COLUMBIA         MD   21046          1            02/27/01         23
    0412412413                           01           04/01/01          0
    0412412413                           O            03/01/31
    0


    4390974          E22/G01             F           54,150.00         ZZ
                                         360         54,096.53          1
                                       9.500            455.32         95
                                       9.250            455.32
    SPOKANE          WA   99207          1            02/21/01         23
    0412419640                           05           04/01/01          0
    0412419640                           N            03/01/31
    0


    4390977          E22/G01             F          108,150.00         ZZ
                                         360        108,045.97          2
                                       9.625            919.26        100
                                       9.375            919.26
    SAN ANTONIO      TX   78232          1            02/26/01         23
    0412424376                           05           04/01/01          0
    0412424376                           O            03/01/31
    0


    4391383          Q99/G01             F           97,850.00         ZZ
                                         360         97,807.85          1
                                      10.125            867.76        103
                                       9.875            867.76
    WARWICK          RI   02889          5            04/02/01         23
    0432700318                           05           05/01/01          0
    01667                                O            04/01/31
    0


    4392167          940/G01             F          112,000.00         ZZ
                                         360        111,937.20          1
                                       8.875            891.13        107
                                       8.625            891.13
    LONG BEACH       CA   90814          1            03/13/01         23
    0432676898                           01           05/01/01          0
    WH3485                               O            04/01/31
    0


    4392451          U59/G01             F          160,500.00         ZZ
                                         360        160,349.61          1
                                       9.750          1,378.95        107
                                       9.500          1,378.95
    GREENWOOD        IN   46142          5            03/07/01         23
    0432668986                           05           04/12/01          0
    01933800784694                       O            03/12/31
    0
1




    4393411          286/G01             F          193,125.00         ZZ
                                         360        192,970.81          1
                                      10.500          1,766.60        103
                                      10.250          1,766.60
    BLOOMINGTON      IL   61701          5            02/15/01         23
    0432634384                           05           04/01/01          0
    0000242937                           O            03/01/31
    0


    4393512          685/G01             F          251,800.00         ZZ
                                         360        251,676.15          1
                                       9.500          2,117.27         97
                                       9.250          2,117.27
    OAKLEY           CA   94561          5            03/05/01         23
    0432672582                           05           05/01/01          0
    125166                               O            04/01/31
    0


    4393563          Q01/G01             F          131,610.00         ZZ
                                         360        131,543.53          1
                                       9.375          1,094.67        107
                                       9.125          1,094.67
    AURORA           CO   80013          1            03/05/01         23
    0432691269                           09           05/01/01          0
    626906                               O            04/01/31
    0


    4394327          700/G01             F          246,700.00         ZZ
                                         360        246,443.23          1
                                       9.250          2,029.54        100
                                       9.000          2,029.54
    SANTA CLARITA    CA   91321          1            02/27/01         23
    0432704021                           05           04/01/01          0
    00256560                             O            03/01/31
    0


    4396229          664/G01             F          133,000.00         ZZ
                                         360        132,931.05          1
                                       9.250          1,094.16        100
                                       9.000          1,094.16
    BEND             OR   97702          1            03/12/01         23
    0432708006                           05           05/01/01          0
    0003855251                           O            04/01/31
    0


    4396734          E22/G01             F          142,750.00         ZZ
                                         360        142,568.28          1
1


                                       9.000          1,148.60        107
                                       8.500          1,148.60
    YORBA LINDA      CA   92886          2            02/22/01         23
    0412352346                           01           04/01/01          0
    0412352346                           O            03/01/31
    0


    4396743          E22/G01             F           70,000.00         ZZ
                                         360         69,942.61          1
                                      10.375            633.78        102
                                      10.125            633.78
    BIRMINGHAM       AL   35211          9            02/23/01         23
    0412365587                           05           04/01/01          0
    0412365587                           O            03/01/31
    0


    4396744          E22/G01             F          164,250.00         ZZ
                                         360        164,060.31          1
                                       8.750          1,292.16        103
                                       8.250          1,292.16
    MCKINLEYVILLE    CA   95519          1            02/19/01         23
    0412367161                           05           04/01/01          0
    0412367161                           O            03/01/31
    0


    4396767          E22/G01             F           84,450.00         ZZ
                                         360         84,382.58          1
                                      10.500            772.50        103
                                      10.000            772.50
    PUEBLO           CO   81003          1            02/27/01         23
    0412381261                           05           04/01/01          0
    0412381261                           O            03/01/31
    0


    4396793          E22/G01             F          230,500.00         ZZ
                                         360        230,206.31          1
                                       9.125          1,875.42        105
                                       8.875          1,875.42
    ROCKLIN          CA   95765          1            02/24/01         23
    0412394108                           05           04/01/01          0
    0412394108                           O            03/01/31
    0


    4396804          E22/G01             F          179,900.00         ZZ
                                         360        179,731.46          1
                                       9.750          1,545.62        100
                                       9.500          1,545.62
    LOS ANGELES      CA   90062          1            02/20/01         23
    0412399347                           05           04/01/01          0
1


    0412399347                           O            03/01/31
    0


    4396807          E22/G01             F          104,200.00         ZZ
                                         360        104,094.35          1
                                       9.375            866.68        107
                                       9.125            866.68
    NEW ORLEANS      LA   70125          1            02/28/01         23
    0412402729                           05           04/01/01          0
    0412402729                           O            03/01/31
    0


    4396816          E22/G01             F          175,850.00         ZZ
                                         360        175,693.77          1
                                      10.000          1,543.21        100
                                       9.750          1,543.21
    FORT WORTH       TX   76133          1            02/28/01         23
    0412408809                           03           04/01/01          0
    0412408809                           O            03/01/31
    0


    4396821          E22/G01             F           49,600.00         ZZ
                                         360         49,552.29          1
                                       9.625            421.59        107
                                       9.125            421.59
    HOUSTON          TX   77072          1            02/26/01         23
    0412410664                           09           04/01/01          0
    0412410664                           O            03/01/31
    0


    4396823          E22/G01             F          106,050.00         ZZ
                                         360        105,967.58          1
                                      10.625            980.01        103
                                      10.375            980.01
    SAN DIEGO        CA   92104          1            02/22/01         23
    0412411043                           01           04/01/01          0
    0412411043                           O            03/01/31
    0


    4396830          E22/G01             F          242,300.00         ZZ
                                         360        242,005.38          1
                                       8.500          1,863.08        107
                                       8.000          1,863.08
    FORT WORTH       TX   76137          1            02/27/01         23
    0412413056                           03           04/01/01          0
    0412413056                           O            03/01/31
    0


1


    4396844          E22/G01             F          179,760.00         ZZ
                                         360        179,572.90          1
                                       9.250          1,478.84        107
                                       8.750          1,478.84
    ORANGEVALE       CA   95662          1            02/26/01         23
    0412420770                           05           04/01/01          0
    0412420770                           O            03/01/31
    0


    4396848          E22/G01             F          156,500.00         ZZ
                                         360        156,342.53          1
                                       9.625          1,330.23        100
                                       9.375          1,330.23
    PLANO            TX   75093          1            02/28/01         23
    0412422347                           05           04/01/01          0
    0412422347                           O            03/01/31
    0


    4396855          E22/G01             F          114,300.00         ZZ
                                         360        114,198.45          1
                                      10.000          1,003.07        103
                                       9.750          1,003.07
    HARPER WOODS     MI   48225          1            02/28/01         23
    0412424616                           05           04/01/01          0
    0412424616                           O            03/01/31
    0


    4396860          E22/G01             F          131,100.00         ZZ
                                         360        130,973.88          2
                                       9.625          1,114.34         95
                                       9.375          1,114.34
    AUSTIN           TX   78745          1            02/26/01         23
    0412427676                           05           04/01/01          0
    0412427676                           N            03/01/31
    0


    4396862          E22/G01             F          134,900.00         ZZ
                                         360        134,763.22          1
                                       9.375          1,122.03        100
                                       9.125          1,122.03
    DENVER           CO   80246          1            02/28/01         23
    0412428161                           01           04/01/01          0
    0412428161                           O            03/01/31
    0


    4396960          E82/G01             F          102,450.00         ZZ
                                         360        102,363.70          1
                                      10.250            918.06        103
                                      10.000            918.06
1


    NEW ALBANY       IN   47150          5            02/16/01         23
    0400384467                           05           04/01/01          0
    0400384467                           O            03/01/31
    0


    4397106          E82/G01             F          155,900.00         ZZ
                                         360        155,741.92          1
                                       9.375          1,296.70         99
                                       9.125          1,296.70
    CHICAGO          IL   60652          1            02/28/01         23
    0400390308                           05           04/01/01          0
    0400390308                           O            03/01/31
    0


    4397488          664/G01             F          126,250.00         ZZ
                                         360        126,062.22          1
                                       9.500          1,061.58        107
                                       9.250          1,061.58
    PLAINFIELD       IL   60544          5            01/25/01         23
    0432641868                           09           03/01/01          0
    0003737582                           O            02/01/31
    0


    4397555          T24/G01             F          118,950.00         ZZ
                                         180        118,339.68          1
                                       9.375          1,233.15         99
                                       9.125          1,233.15
    ATWATER          CA   95301          2            02/01/01         23
    0432655983                           05           04/01/01          0
    09960865                             O            03/01/16
    0


    4398358          685/G01             F          160,500.00         ZZ
                                         360        160,416.80          1
                                       9.250          1,320.39        107
                                       9.000          1,320.39
    LOS ANGELES      CA   91602          1            03/08/01         23
    0432672699                           01           05/01/01          0
    125200                               O            04/01/31
    0


    4398663          N74/G01             F           88,580.00         ZZ
                                         360         88,545.73          1
                                      10.625            818.57        103
                                      10.375            818.57
    LITTLE ROCK      AR   72204          5            03/06/01         23
    0432685543                           05           05/01/01          0
    0028295010                           O            04/01/31
    0
1




    4399503          147/G01             F          115,560.00         ZZ
                                         360        115,433.83          1
                                       9.625            982.25        107
                                       9.375            982.25
    DIAMOND BAR      CA   91765          1            02/16/01         23
    0432627925                           01           04/01/01          0
    10412933                             O            03/01/31
    0


    4399662          455/G01             F           93,000.00         ZZ
                                         360         92,946.50          1
                                       8.750            731.63        100
                                       8.500            731.63
    SAN ANTONIO      TX   78240          1            03/13/01         23
    0432748879                           05           05/01/01          0
    30001758                             O            04/01/31
    0


    4399956          T24/G01             F          172,150.00         ZZ
                                         360        171,975.44          1
                                       9.375          1,431.86        107
                                       9.125          1,431.86
    OXFORD           PA   19363          1            02/15/01         23
    0432634046                           05           04/01/01          0
    9806603                              O            03/01/31
    0


    4401139          808/G01             F          160,000.00         ZZ
                                         360        159,914.85          1
                                       9.125          1,301.82        107
                                       8.875          1,301.82
    LAS VEGAS        NV   89147          5            03/22/01         23
    0432698884                           05           05/01/01          0
    9502408                              O            04/01/31
    0


    4401154          T24/G01             F          192,000.00         ZZ
                                         360        191,850.80          1
                                      10.625          1,774.27        103
                                      10.375          1,774.27
    METAIRIE         LA   70001          5            02/05/01         23
    0432633618                           05           04/01/01          0
    09799315                             O            03/01/31
    0


    4401632          964/G01             F          243,000.00         ZZ
                                         360        242,100.32          1
1


                                       8.750          1,911.68        105
                                       8.500          1,911.68
    GLENDORA         CA   91740          1            02/23/01         23
    0432678993                           05           04/01/01          0
    107493                               O            03/01/31
    0


    4402364          E22/G01             F          138,900.00         ZZ
                                         360        138,768.75          1
                                      10.125          1,231.80        103
                                       9.875          1,231.80
    KILLINGLY        CT   06239          1            03/01/01         23
    0412375628                           05           04/01/01          0
    0412375628                           O            03/01/31
    0


    4402368          E22/G01             F          257,400.00         ZZ
                                         360        257,165.16          1
                                       9.875          2,235.13        100
                                       9.625          2,235.13
    SKOKIE           IL   60077          1            03/01/01         23
    0412386641                           05           04/01/01          0
    0412386641                           O            03/01/31
    0


    4402379          E22/G01             F          102,000.00         ZZ
                                         360        101,920.75          1
                                      10.625            942.58        100
                                      10.375            942.58
    TUPELO           MS   38801          1            03/01/01         23
    0412406472                           05           04/01/01          0
    0412406472                           O            03/01/31
    0


    4402392          E22/G01             F           97,990.00         ZZ
                                         360         97,708.78          1
                                      10.375            887.21        100
                                      10.125            887.21
    GRANDVIEW        WA   98930          1            02/25/01         23
    0412429276                           05           04/01/01          0
    0412429276                           O            03/01/31
    0


    4402393          E22/G01             F          156,900.00         ZZ
                                         360        156,749.08          1
                                       9.625          1,333.63        100
                                       9.375          1,333.63
    ROBBINSDALE      MN   55422          1            03/01/01         23
    0412429631                           05           04/01/01          0
1


    0412429631                           O            03/01/31
    0


    4402398          E22/G01             F          167,000.00         ZZ
                                         360        166,812.05          1
                                       8.875          1,328.73        104
                                       8.375          1,328.73
    FORT MYERS       FL   33919          1            03/01/01         23
    0412439226                           05           04/01/01          0
    0412439226                           O            03/01/31
    0


    4405066          U62/G01             F           67,000.00         ZZ
                                         180         66,636.50          1
                                       8.750            669.63        100
                                       8.500            669.63
    RAINELLE         WV   25962          5            02/23/01         23
    0432677052                           05           04/01/01          0
    2001226664                           O            03/01/16
    0


    4405532          147/G01             F           92,000.00         ZZ
                                         360         91,898.89          1
                                       8.990            739.60        107
                                       8.740            739.60
    MT. CARMEL       IL   62863          5            03/01/01         23
    0432681849                           05           04/01/01          0
    10413064                             O            03/01/31
    0


    4406092          808/G01             F          155,000.00         ZZ
                                         360        154,910.82          1
                                       8.750          1,219.39        100
                                       8.500          1,219.39
    MISSION VIEJO    CA   92691          1            03/08/01         23
    0432676310                           01           05/01/01          0
    9317855                              O            04/01/31
    0


    4406100          808/G01             F          120,935.00         ZZ
                                         360        120,872.30          1
                                       9.250            994.91         95
                                       9.000            994.91
    RIVERSIDE        CA   92506          1            03/09/01         23
    0432677144                           05           05/01/01          0
    9318027                              N            04/01/31
    0


1


    4406241          286/G01             F          186,000.00         ZZ
                                         360        185,811.40          1
                                       9.375          1,547.06        100
                                       9.125          1,547.06
    FINDLAY          OH   45840          1            02/26/01         23
    0432689271                           05           04/01/01          0
    0000100741                           O            03/01/31
    0


    4406797          940/G01             F          228,250.00         ZZ
                                         360        228,125.32          1
                                       9.000          1,836.56        104
                                       8.750          1,836.56
    LAKE ARROWHEAD   CA   92352          1            03/12/01         23
    0432665172                           05           05/01/01          0
    VC1586                               O            04/01/31
    0


    4407104          964/G01             F          210,000.00         ZZ
                                         360        209,896.71          1
                                       9.500          1,765.79        100
                                       9.250          1,765.79
    LAS VEGAS        NV   89117          1            03/09/01         23
    0432751725                           03           05/01/01          0
    420112203                            O            04/01/31
    0


    4407260          K15/G01             F           66,900.00         ZZ
                                         360         66,872.69          1
                                      10.375            605.72        103
                                      10.125            605.72
    NORMAN           OK   73072          5            03/16/01         23
    0432669703                           01           05/01/01          0
    003260005302174                      O            04/01/31
    0


    4407362          642/G01             F           73,800.00         ZZ
                                         180         73,611.48          1
                                       9.375            765.08        107
                                       9.125            765.08
    PENSACOLA        FL   32503          5            03/02/01         23
    0432648129                           05           05/01/01          0
    01163201                             O            04/01/16
    0


    4407782          147/G01             F           71,250.00         ZZ
                                         360         71,216.76          1
                                       9.750            612.15         95
                                       9.500            612.15
1


    GULFPORT         MS   39503          9            03/08/01         23
    0432729317                           05           05/01/01          0
    10414997                             O            04/01/31
    0


    4408245          642/G01             F          208,060.00         ZZ
                                         360        207,831.85          1
                                       9.000          1,674.10        103
                                       8.750          1,674.10
    MAPLE VALLEY     WA   98004          1            02/26/01         23
    0432662153                           05           04/01/01          0
    01179001                             O            03/01/31
    0


    4408939          964/G01             F          241,000.00         ZZ
                                         360        240,774.22          1
                                       9.750          2,070.56        103
                                       9.500          2,070.56
    TEMECULA         CA   92591          1            02/28/01         23
    0432681070                           05           04/01/01          0
    108650                               O            03/01/31
    0


    4409493          E22/G01             F          115,000.00         ZZ
                                         360        114,889.37          1
                                       9.625            977.49        100
                                       9.375            977.49
    RANDALLSTOWN     MD   21133          1            03/02/01         23
    0412376865                           05           04/01/01          0
    0412376865                           O            03/01/31
    0


    4409503          E22/G01             F           89,950.00         ZZ
                                         360         89,920.45          1
                                      11.375            882.20        100
                                      10.875            882.20
    LOUISVILLLE      KY   40220          1            03/02/01         23
    0412396277                           05           05/01/01          0
    0412396277                           O            04/01/31
    0


    4409505          E22/G01             F          118,100.00         ZZ
                                         360        117,983.36          1
                                       9.500            993.05        103
                                       9.250            993.05
    INDIANAPOLIS     IN   46220          1            03/02/01         23
    0412397002                           05           04/01/01          0
    0412397002                           O            03/01/31
    0
1




    4409506          E22/G01             F          112,350.00         ZZ
                                         360        112,294.74          1
                                       9.500            944.70        107
                                       9.000            944.70
    CLOVIS           CA   93611          1            02/28/01         23
    0412399826                           05           05/01/01          0
    0412399826                           O            04/01/31
    0


    4409509          E22/G01             F          195,800.00         ZZ
                                         360        195,579.65          1
                                       8.875          1,557.87        107
                                       8.625          1,557.87
    CONCORD          CA   94521          1            03/01/01         23
    0412406043                           01           04/01/01          0
    0412406043                           O            03/01/31
    0


    4409513          E22/G01             F          146,000.00         ZZ
                                         360        145,835.70          1
                                       8.875          1,161.64        107
                                       8.375          1,161.64
    LOS ANGELES      CA   91042          1            02/23/01         23
    0412408593                           01           04/01/01          0
    0412408593                           O            03/01/31
    0


    4409520          E22/G01             F          144,900.00         ZZ
                                         360        144,820.85          1
                                       9.000          1,165.90        100
                                       8.500          1,165.90
    HOUSTON          TX   77070          1            03/02/01         23
    0412414989                           03           05/01/01          0
    0412414989                           O            04/01/31
    0


    4409522          E22/G01             F          138,000.00         ZZ
                                         360        137,816.01          1
                                       9.500          1,160.38        100
                                       9.000          1,160.38
    LAKE PARK        FL   33403          1            03/02/01         23
    0412415630                           05           04/01/01          0
    0412415630                           O            03/01/31
    0


    4409523          E22/G01             F          144,900.00         ZZ
                                         360        144,771.27          2
1


                                      10.000          1,271.60        100
                                       9.750          1,271.60
    NASHUA           NH   03060          1            03/02/01         23
    0412416059                           05           04/01/01          0
    0412416059                           O            03/01/31
    0


    4409531          E22/G01             F          183,200.00         ZZ
                                         360        183,023.77          1
                                       9.625          1,557.18        100
                                       9.375          1,557.18
    MILWAUKIE        OR   97267          1            02/28/01         23
    0412427304                           05           04/01/01          0
    0412427304                           O            03/01/31
    0


    4409925          642/G01             F           91,310.00         ZZ
                                         360         91,310.00          1
                                       9.500            767.78        100
                                       9.250            767.78
    BRONSTON         KY   42518          1            04/04/01         23
    0432715852                           05           06/01/01          0
    03118901                             O            05/01/31
    0


    4410411          808/G01             F          147,290.00         ZZ
                                         360        147,169.20          1
                                      10.375          1,333.58        103
                                      10.125          1,333.58
    LAS VEGAS        NV   89121          1            02/06/01         23
    0432647550                           05           04/01/01          0
    9502259                              O            03/01/31
    0


    4411361          T17/G01             F          171,200.00         ZZ
                                         360        171,021.81          1
                                       9.250          1,408.42        107
                                       9.000          1,408.42
    ORANGEBURG       SC   29118          1            03/13/01         23
    0432689255                           05           04/11/01          0
    01020667                             O            03/11/31
    0


    4411729          808/G01             F          234,950.00         ZZ
                                         360        234,828.19          1
                                       9.250          1,932.88        100
                                       9.000          1,932.88
    LOS ANGELES      CA   91344          1            03/01/01         23
    0432664381                           05           05/01/01          0
1


    9502343                              O            04/01/31
    0


    4413795          E87/G01             F           89,610.00         ZZ
                                         360         89,572.42          1
                                      10.250            803.00        103
                                      10.000            803.00
    MISSOURI CITY    TX   77489          1            03/09/01         23
    0432738664                           03           05/01/01          0
    01020333                             O            04/01/31
    0


    4415748          E86/G01             F          120,375.00         ZZ
                                         360        120,309.25          1
                                       9.000            968.56        107
                                       8.750            968.56
    MATTHEWS         NC   28105          1            03/15/01         23
    0432685410                           05           05/01/01          0
    0000096035                           O            04/01/31
    0


    4416014          948/G01             F          136,850.00         ZZ
                                         360        136,780.89          1
                                       9.375          1,138.25        107
                                       9.125          1,138.25
    HILLSBORO        OR   97124          1            03/14/01         23
    0432712297                           01           05/01/01          0
    57469                                O            04/01/31
    0


    4416413          E22/G01             F          137,500.00         ZZ
                                         360        137,364.21          1
                                       9.500          1,156.17        100
                                       9.250          1,156.17
    HILLSIDE         IL   60162          1            03/05/01         23
    0412386575                           05           04/01/01          0
    0412386575                           O            03/01/31
    0


    4416426          E22/G01             F           49,000.00         ZZ
                                         360         48,952.87          1
                                       9.625            416.49        100
                                       9.125            416.49
    SARASOTA         FL   34234          1            03/05/01         23
    0412405516                           01           04/01/01          0
    0412405516                           O            03/01/31
    0


1


    4416436          E22/G01             F           85,500.00         ZZ
                                         360         85,413.30          1
                                       9.375            711.15         95
                                       8.875            711.15
    LOCKHART         TX   78644          1            03/02/01         23
    0412415838                           05           04/01/01          0
    0412415838                           O            03/01/31
    0


    4416447          E22/G01             F           58,700.00         ZZ
                                         360         58,647.86          1
                                      10.000            515.13        103
                                       9.750            515.13
    MEMPHIS          TN   38122          1            03/05/01         23
    0412426553                           05           04/01/01          0
    0412426553                           O            03/01/31
    0


    4416451          E22/G01             F          122,050.00         ZZ
                                         360        121,932.50          1
                                      10.125          1,082.37        103
                                       9.875          1,082.37
    LARAMIE          WY   82072          1            03/05/01         23
    0412428492                           05           04/01/01          0
    0412428492                           O            03/01/31
    0


    4416458          E22/G01             F          120,500.00         ZZ
                                         360        120,384.08          1
                                       9.625          1,024.24        100
                                       9.375          1,024.24
    BAYOU VISTA      TX   77563          1            02/28/01         23
    0412437469                           03           04/01/01          0
    0412437469                           O            03/01/31
    0


    4417348          286/G01             F          115,360.00         ZZ
                                         360        115,262.00          1
                                      10.250          1,033.74        103
                                      10.000          1,033.74
    BELLEVUE         KY   41073          1            02/26/01         23
    0432688950                           05           04/01/01          0
    1                                    O            03/01/31
    0


    4417699          948/G01             F          136,853.00         ZZ
                                         360        136,698.97          1
                                       8.875          1,088.87        107
                                       8.625          1,088.87
1


    WARREN           MI   48089          1            02/26/01         23
    0432677607                           01           04/01/01          0
    57179                                O            03/01/31
    0


    4418577          642/G01             F           54,000.00         ZZ
                                         360         53,973.44          1
                                       9.500            454.06         99
                                       9.250            454.06
    PITTSFIELD       MA   01201          1            03/09/01         23
    0432676815                           05           05/01/01          0
    02118901                             O            04/01/31
    0


    4418680          642/G01             F           75,970.00         ZZ
                                         360         75,935.49          1
                                       9.875            659.68        107
                                       9.625            659.68
    CANISTEO         NY   14823          5            03/01/01         23
    0432649770                           05           05/01/01          0
    01139801                             O            04/01/31
    0


    4420221          E87/G01             F          230,000.00         ZZ
                                         360        229,877.60          1
                                       9.125          1,871.36        100
                                       8.875          1,871.36
    GRANADA HILLS    CA   91344          1            03/09/01         23
    0432676005                           05           05/01/01          0
    70003302                             O            04/01/31
    0


    4421187          147/G01             F           49,400.00         ZZ
                                         360         49,363.63          1
                                      10.875            465.79         95
                                      10.625            465.79
    DALLAS           TX   75210          1            02/08/01         23
    0432643955                           05           04/01/01          0
    10412809                             N            03/01/31
    0


    4421346          624/G01             F          224,700.00         ZZ
                                         360        224,577.26          1
                                       9.000          1,807.99        107
                                       8.750          1,807.99
    COSTA MESA       CA   92626          1            03/08/01         23
    0432665990                           01           05/01/01          0
    3530011042                           O            04/01/31
    0
1




    4422058          E84/G01             F          178,000.00         ZZ
                                         360        177,921.25          1
                                      10.000          1,562.08        100
                                       9.750          1,562.08
    HAYWARD          CA   94544          1            03/02/01         23
    0432776490                           01           05/01/01          0
    23002731                             O            04/01/31
    0


    4423466          E22/G01             F           63,950.00         ZZ
                                         360         63,886.83          1
                                       9.500            537.73        107
                                       9.250            537.73
    COLORADO SPRING  CO   80904          1            02/26/01         23
    0412370991                           05           04/01/01          0
    0412370991                           O            03/01/31
    0


    4423468          E22/G01             F          250,500.00         ZZ
                                         360        250,380.00          1
                                       9.625          2,129.22        100
                                       9.125          2,129.22
    SAN JOSE         CA   95111          1            03/01/01         23
    0412374613                           01           05/01/01          0
    0412374613                           O            04/01/31
    0


    4423487          E22/G01             F          234,000.00         ZZ
                                         360        233,878.69          1
                                       9.250          1,925.06        100
                                       9.000          1,925.06
    SIMI VALLEY      CA   93065          1            02/28/01         23
    0412413189                           05           05/01/01          0
    0412413189                           O            04/01/31
    0


    4423507          E22/G01             F           28,150.00         ZZ
                                         360         28,136.15          1
                                       9.500            236.70        100
                                       9.000            236.70
    FORT WAYNE       IN   46806          1            03/06/01         23
    0412431710                           05           05/01/01          0
    0412431710                           O            04/01/31
    0


    4423512          E22/G01             F          135,500.00         ZZ
                                         360        135,429.75          1
1


                                       9.250          1,114.73        107
                                       9.000          1,114.73
    CHICO            CA   95926          1            03/01/01         23
    0412435786                           05           05/01/01          0
    0412435786                           O            04/01/31
    0


    4424251          642/G01             F          156,000.00         ZZ
                                         360        155,929.13          1
                                       9.875          1,354.62        107
                                       9.625          1,354.62
    PORT HURON       MI   48060          5            03/30/01         23
    0432692861                           05           05/01/01          0
    03132701                             O            04/01/31
    0


    4424347          U59/G01             F           80,143.00         ZZ
                                         360         80,063.84          1
                                       9.500            673.89        107
                                       9.250            673.89
    POMPANO BEACH    FL   33063          1            03/15/01         23
    0432698686                           09           04/15/01          0
    800792852                            O            03/15/31
    0


    4425357          R74/G01             F           99,650.00         ZZ
                                         360         99,055.80          1
                                       8.900            794.65        105
                                       8.650            794.65
    GARFIELD HEIGHT  OH   44125          1            03/06/01         23
    0432678670                           05           04/15/01          0
    2020022904                           O            03/15/31
    0


    4427178          G13/G01             F           51,300.00         ZZ
                                         360         51,251.93          1
                                       9.750            440.75        107
                                       9.500            440.75
    ATHENS           TX   75751          1            02/26/01         23
    0432672160                           05           04/01/01          0
    0000075381                           O            03/01/31
    0


    4427337          U59/G01             F           71,257.50         T
                                         360         71,181.36          1
                                       9.125            579.78         96
                                       8.875            579.78
    VIRGINIA BEACH   VA   23462          1            03/12/01         23
    0432693042                           05           04/12/01          0
1


    800771666                            O            03/12/31
    0


    4430086          E22/G01             F          109,900.00         ZZ
                                         360        109,408.82          1
                                       9.375            914.09         96
                                       9.125            914.09
    RED WING         MN   55066          9            03/02/01         23
    0412350381                           05           04/01/01          0
    0412350381                           O            03/01/31
    0


    4430108          E22/G01             F          181,250.00         ZZ
                                         360        181,109.16          1
                                      10.625          1,674.93        103
                                      10.125          1,674.93
    ONTARIO          CA   91761          9            02/23/01         23
    0412406092                           03           04/01/01          0
    0412406092                           O            03/01/31
    0


    4430115          E22/G01             F          173,340.00         ZZ
                                         360        173,154.81          1
                                       9.125          1,410.35        107
                                       8.875          1,410.35
    BOTHELL          WA   98011          1            02/23/01         23
    0412415820                           05           04/01/01          0
    0412415820                           O            03/01/31
    0


    4430121          E22/G01             F           41,600.00         ZZ
                                         360         41,577.86          2
                                       9.125            338.47        100
                                       8.875            338.47
    PRINCETON        WV   24740          1            03/07/01         23
    0412431405                           05           05/01/01          0
    0412431405                           O            04/01/31
    0


    4430124          E22/G01             F          140,000.00         ZZ
                                         360        139,932.93          1
                                       9.625          1,189.99        100
                                       9.125          1,189.99
    HOUSTON          TX   77069          1            03/07/01         23
    0412434490                           03           05/01/01          0
    0412434490                           O            04/01/31
    0


1


    4430127          E22/G01             F           45,000.00         ZZ
                                         360         44,978.44          1
                                       9.625            382.50        100
                                       9.125            382.50
    PASADENA         TX   77506          1            03/07/01         23
    0412442279                           05           05/01/01          0
    0412442279                           O            04/01/31
    0


    4430129          E22/G01             F          149,500.00         ZZ
                                         360        149,428.38          1
                                       9.625          1,270.73        104
                                       9.375          1,270.73
    SNELLVILLE       GA   30039          1            03/07/01         23
    0412444051                           05           05/01/01          0
    0412444051                           O            04/01/31
    0


    4430133          E22/G01             F          170,000.00         ZZ
                                         360        169,918.56          1
                                       9.625          1,444.98        100
                                       9.375          1,444.98
    DENVER           CO   80239          1            03/07/01         23
    0412451536                           05           05/01/01          0
    0412451536                           O            04/01/31
    0


    4432635          642/G01             F           61,800.00         ZZ
                                         360         61,769.60          1
                                       9.500            519.65        103
                                       9.250            519.65
    HERLONG          CA   96113          5            03/22/01         23
    0432700631                           05           05/01/01          0
    03130001                             O            04/01/31
    0


    4432850          T17/G01             F          154,400.00         ZZ
                                         360        154,251.48          1
                                       9.625          1,312.38        100
                                       9.375          1,312.38
    LILBURN          GA   30047          1            03/12/01         23
    0432692150                           05           04/10/01          0
    01020683                             O            03/10/31
    0


    4434382          147/G01             F           60,000.00         ZZ
                                         360         59,953.37          1
                                      10.625            554.46        100
                                      10.375            554.46
1


    BRYAN            TX   77803          1            01/23/01         23
    0432655918                           05           04/01/01          0
    10388083                             O            03/01/31
    0


    4434545          E87/G01             F           64,400.00         ZZ
                                         360         64,366.79          1
                                       9.275            530.97        105
                                       9.025            530.97
    BLYTHE           CA   92225          1            03/19/01         23
    0432738698                           05           05/01/01          0
    01010267                             O            04/01/31
    0


    4434945          P23/G01             F           72,760.00         ZZ
                                         360         72,725.15          1
                                       9.625            618.45        107
                                       9.375            618.45
    INDIANAPOLIS     IN   46228          1            03/02/01         23
    0432747368                           05           05/01/01          0
    WTL010000131                         O            04/01/31
    0


    4435080          U05/G01             F          178,150.00         ZZ
                                         360        177,987.47          1
                                       9.875          1,546.96        103
                                       9.625          1,546.96
    PEMBROKE PINES   FL   33028          2            02/23/01         23
    0432649994                           03           04/01/01          0
    3099255                              O            03/01/31
    0


    4435559          700/G01             F          166,200.00         ZZ
                                         360        166,120.38          1
                                       9.625          1,412.68        107
                                       9.375          1,412.68
    NORTH LAS VEGAS  NV   89031          5            03/15/01         23
    0432751766                           05           05/01/01          0
    00256762                             O            04/01/31
    0


    4436081          E22/G01             F           91,000.00         ZZ
                                         360         90,956.41          1
                                       9.625            773.49        100
                                       9.375            773.49
    CLINTON TWP      MI   48035          1            03/08/01         23
    0412361800                           01           05/01/01          0
    0412361800                           O            04/01/31
    0
1




    4436090          E22/G01             F          197,600.00         ZZ
                                         360        197,359.75          1
                                       8.500          1,519.37        106
                                       8.000          1,519.37
    DIXON            CA   95620          1            03/01/01         23
    0412404436                           05           04/01/01          0
    0412404436                           O            03/01/31
    0


    4436092          E22/G01             F           71,000.00         ZZ
                                         360         70,965.99          1
                                       9.625            603.49        100
                                       9.375            603.49
    NAPLES           FL   34102          1            03/08/01         23
    0412409781                           01           05/01/01          0
    0412409781                           O            04/01/31
    0


    4436093          E22/G01             F          261,000.00         ZZ
                                         360        260,848.01          1
                                       8.875          2,076.63        107
                                       8.625          2,076.63
    FOLSOM           CA   95630          1            03/05/01         23
    0412411605                           05           05/01/01          0
    0412411605                           O            04/01/31
    0


    4436102          E22/G01             F          159,370.00         ZZ
                                         360        159,280.65          1
                                       8.875          1,268.02        107
                                       8.375          1,268.02
    TROUTDALE        OR   97060          1            03/01/01         23
    0412426967                           05           05/01/01          0
    0412426967                           O            04/01/31
    0


    4436112          E22/G01             F           77,000.00         ZZ
                                         360         76,861.11          1
                                       9.375            640.45        105
                                       9.125            640.45
    CLIFTON          CO   81520          1            03/08/01         23
    0412443798                           03           05/01/01          0
    0412443798                           O            04/01/31
    0


    4436115          E22/G01             F          135,650.00         ZZ
                                         360        135,565.68          1
1


                                       8.375          1,031.04        107
                                       8.125          1,031.04
    EULESS           TX   76039          1            03/08/01         23
    0412448979                           05           05/01/01          0
    0412448979                           O            04/01/31
    0


    4436231          147/G01             F           99,750.00         ZZ
                                         360         99,665.96          1
                                      10.250            893.87         95
                                      10.000            893.87
    BAKERSFIELD      CA   93312          1            02/13/01         23
    0432643773                           05           04/01/01          0
    10413199                             N            03/01/31
    0


    4436269          664/G01             F          123,500.00         ZZ
                                         360        123,301.31          1
                                       9.125          1,004.84        107
                                       8.875          1,004.84
    SPRINGFIELD      OR   97478          2            01/24/01         23
    0432672319                           05           03/01/01          0
    0003773595                           O            02/01/31
    0


    4436306          147/G01             F          173,300.00         ZZ
                                         360        173,157.87          1
                                      10.375          1,569.08        107
                                      10.125          1,569.08
    PALMDALE         CA   93552          1            02/14/01         23
    0432643708                           05           04/01/01          0
    10412428                             O            03/01/31
    0


    4436399          P23/G01             F          124,500.00         ZZ
                                         360        124,370.42          1
                                       9.250          1,024.23        105
                                       9.000          1,024.23
    OGDEN            UT   84404          2            02/23/01         23
    0432649218                           05           04/01/01          0
    010000474                            O            03/01/31
    0


    4436464          Q64/G01             F          128,200.00         ZZ
                                         360        128,164.32          1
                                      12.125          1,331.03        103
                                      11.875          1,331.03
    CHERAW           SC   29520          1            03/14/01         23
    0432709004                           05           05/01/01          0
1


    0101717304                           O            04/01/31
    0


    4436828          N67/G01             F          145,450.00         ZZ
                                         360        145,306.35          1
                                       9.500          1,223.02        103
                                       9.250          1,223.02
    TUCSON           AZ   85747          1            02/27/01         23
    0432664837                           03           04/01/01          0
    1780003802                           O            03/01/31
    0


    4437473          940/G01             F          177,160.00         ZZ
                                         360        176,994.02          1
                                       9.750          1,522.08        103
                                       9.500          1,522.08
    FONTANA          CA   92336          1            02/26/01         23
    0432655884                           05           04/01/01          0
    CP1137                               O            03/01/31
    0


    4438387          642/G01             F          150,870.00         ZZ
                                         360        150,797.72          1
                                       9.625          1,282.38        107
                                       9.375          1,282.38
    ALLEN PARK       MI   48101          5            03/23/01         23
    0432701209                           05           05/01/01          0
    03132901                             O            04/01/31
    0


    4439018          808/G01             F          165,500.00         ZZ
                                         360        165,414.20          1
                                       9.250          1,361.53         97
                                       9.000          1,361.53
    MENIFEE          CA   92584          5            03/05/01         23
    0432664712                           05           05/01/01          0
    9420040                              O            04/01/31
    0


    4439621          455/G01             F          195,500.00         ZZ
                                         360        195,411.17          1
                                       9.875          1,697.63        100
                                       9.625          1,697.63
    SMYRNA           GA   30080          1            03/14/01         23
    0432692689                           05           05/01/01          0
    17001336                             O            04/01/31
    0


1


    4440203          642/G01             F           57,680.00         ZZ
                                         360         57,655.81          2
                                      10.250            516.87        103
                                      10.000            516.87
    DAYTON           OH   45417          1            03/07/01         23
    0432656825                           05           05/01/01          0
    02125701                             O            04/01/31
    0


    4441025          G13/G01             F           53,500.00         ZZ
                                         360         53,473.68          1
                                       9.500            449.86        107
                                       9.250            449.86
    ATHENS           TX   75751          1            03/30/01         23
    0432736221                           05           05/01/01          0
    GILBERT                              O            04/01/31
    0


    4441336          Q64/G01             F           96,000.00         ZZ
                                         360         95,907.65          1
                                       9.625            815.99        100
                                       9.375            815.99
    GARLAND          TX   75043          1            02/20/01         23
    0432738573                           05           04/01/01          0
    0101667707                           O            03/01/31
    0


    4441553          U05/G01             F          111,240.00         ZZ
                                         360        111,182.33          1
                                       9.250            915.14        103
                                       9.000            915.14
    WICHITA FALLS    TX   76308          1            03/30/01         23
    0432704088                           05           05/01/01          0
    3112454                              O            04/01/31
    0


    4442028          808/G01             F          228,794.00         ZZ
                                         360        228,662.37          1
                                       8.750          1,799.92        103
                                       8.500          1,799.92
    CLOVIS           CA   93611          1            03/12/01         23
    0432681351                           05           05/01/01          0
    9104133                              O            04/01/31
    0


    4442470          147/G01             F          105,000.00         ZZ
                                         360        104,952.29          2
                                       9.875            911.77        100
                                       9.625            911.77
1


    PITTSBURGH       PA   15238          1            03/23/01         23
    0432700557                           05           05/01/01          0
    10415563                             O            04/01/31
    0


    4443053          808/G01             F          116,000.00         ZZ
                                         360        115,944.43          1
                                       9.625            985.99        102
                                       9.375            985.99
    FRESNO           CA   93722          1            03/14/01         23
    0432680262                           05           05/01/01          0
    9104118                              O            04/01/31
    0


    4443381          E22/G01             F          127,750.00         ZZ
                                         360        127,699.23          1
                                      10.500          1,168.58        103
                                      10.250          1,168.58
    INDIANAPOLIS     IN   46220          1            03/09/01         23
    0412333940                           05           05/01/01          0
    0412333940                           O            04/01/31
    0


    4443394          E22/G01             F          137,750.00         ZZ
                                         360        137,606.61          1
                                       9.250          1,133.24         95
                                       9.000          1,133.24
    ONTARIO          CA   91762          1            02/25/01         23
    0412406662                           05           04/01/01          0
    0412406662                           N            03/01/31
    0


    4443398          E22/G01             F          169,950.00         ZZ
                                         360        169,882.46          1
                                      10.500          1,554.60        103
                                      10.250          1,554.60
    FENTON           MI   48430          1            03/09/01         23
    0412411654                           05           05/01/01          0
    0412411654                           O            04/01/31
    0


    4443405          E22/G01             F          130,810.00         ZZ
                                         360        130,765.83          1
                                      11.250          1,270.51        103
                                      10.750          1,270.51
    STOCKTON         CA   95203          1            03/06/01         23
    0412422321                           05           05/01/01          0
    0412422321                           O            04/01/31
    0
1




    4443478          B28/G01             F           84,900.00         ZZ
                                         360         84,860.38          1
                                       9.750            729.43        100
                                       9.500            729.43
    STOCKTON         CA   95210          1            03/14/01         23
    0432710606                           01           05/01/01          0
    0102140009                           O            04/01/31
    0


    4443732          286/G01             F          168,900.00         ZZ
                                         360        168,732.51          1
                                       9.500          1,420.21        103
                                       9.250          1,420.21
    LAS VEGAS        NV   89108          1            02/13/01         23
    0432657963                           05           04/01/01          0
    0000261952                           O            03/01/31
    0


    4443953          286/G01             F           99,500.00         ZZ
                                         360         99,399.09          1
                                       9.375            827.60        100
                                       9.125            827.60
    MENASHA          WI   54952          1            02/15/01         23
    0432657955                           05           04/01/01          0
    0000259271                           O            03/01/31
    0


    4444069          286/G01             F          234,350.00         ZZ
                                         360        234,136.18          1
                                       9.875          2,034.98        105
                                       9.625          2,034.98
    MUNDELEIN        IL   60040          1            02/26/01         23
    0432713907                           05           04/01/01          0
    0000209429                           O            03/01/31
    0


    4444700          E86/G01             F          234,000.00         ZZ
                                         360        233,884.90          1
                                       9.500          1,967.60        100
                                       9.250          1,967.60
    AURORA           IL   60504          1            03/16/01         23
    0432693174                           05           05/01/01          0
    0000098761                           O            04/01/31
    0


    4444885          642/G01             F          107,000.00         ZZ
                                         360        106,882.66          1
1


                                       9.000            860.95        107
                                       8.750            860.95
    SAINT LOUIS      MO   63138          2            02/27/01         23
    0432677649                           05           04/01/01          0
    01157501                             O            03/01/31
    0


    4446328          U59/G01             F           66,340.00         ZZ
                                         360         66,276.17          1
                                       9.625            563.89        107
                                       9.375            563.88
    CLEVELAND        OH   44104          1            03/15/01         23
    0432681302                           05           04/15/01          0
    800787046                            O            03/15/31
    0


    4446624          700/G01             F           83,001.00         ZZ
                                         360         82,956.83          1
                                       9.125            675.32        100
                                       8.875            675.32
    MORENO VALLEY    CA   92557          1            03/13/01         23
    0432741403                           05           05/01/01          0
    00255859                             O            04/01/31
    0


    4446762          642/G01             F           49,337.00         ZZ
                                         360         49,337.00          1
                                      10.250            442.11        103
                                      10.000            442.11
    PRINCETON        IN   47670          1            04/04/01         23
    0432746493                           05           06/01/01          0
    03133201                             O            05/01/31
    0


    4446926          Q64/G01             F           44,900.00         ZZ
                                         360         44,859.03          1
                                       9.875            389.89        100
                                       9.625            389.89
    DEERFIELD BEACH  FL   33441          1            02/26/01         23
    0432742153                           01           04/01/01          0
    0101605301                           O            03/01/31
    0


    4447392          642/G01             F           72,209.00         ZZ
                                         360         72,180.31          1
                                      10.500            660.52        103
                                      10.250            660.52
    MIAMI            FL   33032          1            03/15/01         23
    0432670115                           05           05/01/01          0
1


    011387                               O            04/01/31
    0


    4450629          U59/G01             F          201,880.00         ZZ
                                         360        201,714.45          1
                                      10.375          1,827.84        103
                                      10.125          1,827.84
    JOLIET           IL   60544          1            03/16/01         23
    0432681294                           05           04/16/01          0
    01933800788073                       O            03/16/31
    0


    4451481          455/G01             F           90,000.00         ZZ
                                         360         89,955.73          1
                                       9.500            756.77        100
                                       9.250            756.77
    FORT WORTH       TX   76108          1            03/26/01         23
    0432750065                           05           05/01/01          0
    30001819                             O            04/01/31
    0


    4451755          P23/G01             F          128,060.00         ZZ
                                         360        127,930.15          1
                                       9.375          1,065.14        103
                                       9.125          1,065.14
    OAKWOOD          OH   45419          1            02/28/01         23
    0432661981                           05           04/01/01          0
    WTL010000484                         O            03/01/31
    0


    4451781          624/G01             F          125,000.00         ZZ
                                         360        124,931.72          1
                                       9.000          1,005.78        102
                                       8.750          1,005.78
    SACRAMENTO       CA   95827          2            03/07/01         23
    0432668648                           05           05/01/01          0
    43200510043F                         O            04/01/31
    0


    4451801          147/G01             F           36,900.00         ZZ
                                         360         36,880.87          1
                                       9.250            303.57        100
                                       9.000            303.57
    LANESBOROUGH     MA   01237          1            03/19/01         23
    0432690311                           05           05/01/01          0
    10415750                             O            04/01/31
    0


1


    4451806          685/G01             F          154,300.00         ZZ
                                         360        154,211.22          1
                                       8.750          1,213.88        103
                                       8.500          1,213.88
    STOCKTON         CA   95209          5            03/15/01         23
    0432693026                           05           05/01/01          0
    125106                               O            04/01/31
    0


    4452925          E22/G01             F          263,000.00         ZZ
                                         360        262,658.14          1
                                       9.125          2,139.85        100
                                       8.875          2,139.85
    CHULA VISTA      CA   91913          1            03/09/01         23
    0412368037                           03           05/01/01          0
    0412368037                           O            04/01/31
    0


    4452940          E22/G01             F          140,000.00         ZZ
                                         360        139,965.17          1
                                      12.625          1,507.75        100
                                      12.125          1,507.75
    VERO BEACH       FL   32966          1            03/12/01         23
    0412397879                           05           05/01/01          0
    0412397879                           O            04/01/31
    0


    4452944          E22/G01             F          117,700.00         ZZ
                                         360        117,535.71          1
                                       9.000            947.04        107
                                       8.500            947.04
    EVERETT          WA   98203          1            03/06/01         23
    0412404535                           01           05/01/01          0
    0412404535                           O            04/01/31
    0


    4452966          E22/G01             F          183,500.00         ZZ
                                         360        183,438.05          1
                                      11.250          1,782.26        103
                                      10.750          1,782.26
    SHAWNEE          KS   66218          1            03/05/01         23
    0412427833                           03           05/01/01          0
    0412427833                           O            04/01/31
    0


    4453591          147/G01             F          226,600.00         ZZ
                                         360        226,423.91          1
                                      10.625          2,094.01        100
                                      10.375          2,094.01
1


    MOHEGAN LAKE     NY   10547          1            02/28/01         23
    0432649051                           05           04/01/01          0
    10413875                             O            03/01/31
    0


    4453648          642/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
                                       9.250            575.87        105
                                       9.000            575.87
    FRANKLIN         PA   16323          5            04/02/01         23
    0432718138                           05           06/01/01          0
    03145501                             O            05/01/31
    0


    4453691          147/G01             F           98,880.00         ZZ
                                         360         98,792.14          1
                                      10.000            867.75        100
                                       9.750            867.75
    CORPUS CHRISTI   TX   78414          1            02/22/01         23
    0432653806                           05           04/01/01          0
    10411578                             O            03/01/31
    0


    4453847          U59/G01             F           91,150.00         ZZ
                                         360         91,066.84          2
                                       9.875            791.50        106
                                       9.625            791.50
    CLEVELAND        OH   44110          1            03/16/01         23
    0432741874                           05           04/16/01          0
    01933000780391                       O            03/16/31
    0


    4454472          642/G01             F          129,677.00         ZZ
                                         360        129,611.51          1
                                       9.375          1,078.59        103
                                       9.125          1,078.59
    SAINT CHARLES    MO   63301          1            03/27/01         23
    0432689164                           05           05/01/01          0
    03146401                             O            04/01/31
    0


    4454603          003/G01             F          239,650.00         ZZ
                                         360        239,541.12          1
                                       9.875          2,081.00        100
                                       9.625          2,081.00
    MARIETTA         GA   30064          1            03/28/01         23
    0432752897                           05           05/01/01          0
    0021439302                           O            04/01/31
    0
1




    4457770          B57/G01             F          154,850.00         ZZ
                                         360        154,760.90          1
                                       8.750          1,218.21         95
                                       8.500          1,218.21
    EL MONTE         CA   91732          1            03/15/01         23
    0432699296                           05           05/01/01          0
    2111195                              O            04/01/31
    0


    4459525          286/G01             F           54,150.00         ZZ
                                         360         54,124.06          1
                                       9.625            460.27         95
                                       9.375            460.27
    NEW PORT RICHEY  FL   34552          1            03/08/01         23
    0432663516                           05           05/01/01          0
    0000251036                           N            04/01/31
    0


    4461338          964/G01             F          191,900.00         ZZ
                                         360        191,158.48          1
                                       8.375          1,458.58        106
                                       8.125          1,458.58
    FAIRFIELD        CA   94533          1            03/23/01         23
    0432779239                           05           05/01/01          0
    113134                               O            04/01/31
    0


    4463071          E22/G01             F          205,000.00         ZZ
                                         360        204,899.17          1
                                       9.500          1,723.75        100
                                       9.000          1,723.75
    OAKLAND          CA   94601          1            03/02/01         23
    0412393464                           05           05/01/01          0
    0412393464                           O            04/01/31
    0


    4463114          E22/G01             F          240,550.00         ZZ
                                         360        240,459.44          1
                                      10.750          2,245.49         99
                                      10.250          2,245.49
    DURHAM           NC   27713          1            03/13/01         23
    0412451502                           03           05/01/01          0
    0412451502                           O            04/01/31
    0


    4463764          700/G01             F          130,000.00         ZZ
                                         360        129,936.06          1
1


                                       9.500          1,093.11        100
                                       9.250          1,093.11
    HENDERSON        NV   89014          1            03/22/01         23
    0432765675                           03           05/01/01          0
    257154                               O            04/01/31
    0


    4464591          K15/G01             F           66,900.00         ZZ
                                         360         66,872.69          1
                                      10.375            605.72        101
                                      10.125            605.72
    OTTTUMWA         IA   52501          5            03/16/01         23
    0432669554                           05           05/01/01          0
    009900053000994                      O            04/01/31
    0


    4467695          K15/G01             F          137,000.00         ZZ
                                         360        136,932.61          1
                                       9.500          1,151.97        107
                                       9.250          1,151.97
    PARMA            OH   44134          5            03/17/01         23
    0432669240                           05           05/01/01          0
    002860005303154                      O            04/01/31
    0


    4469156          642/G01             F          128,000.00         ZZ
                                         180        127,646.20          1
                                       8.500          1,260.47        107
                                       8.250          1,260.47
    WASHINGTON       DC   20002          5            03/27/01         23
    0432693752                           05           05/01/01          0
    03152801                             O            04/01/16
    0


    4469245          147/G01             F           84,075.00         ZZ
                                         360         84,033.55          1
                                       9.490            706.34         95
                                       9.240            706.34
    DEERFIELD BEACH  FL   33442          1            03/21/01         23
    0432701241                           09           05/01/01          0
    10416663                             O            04/01/31
    0


    4469783          642/G01             F          130,002.00         ZZ
                                         360        130,002.00          1
                                      10.375          1,177.05        103
                                      10.125          1,177.05
    ALBUQUERQUE      NM   87113          1            04/05/01         23
    0432706786                           03           06/01/01          0
1


    11181900                             O            05/01/31
    0


    4471244          642/G01             F          143,000.00         ZZ
                                         360        142,911.12          1
                                       8.375          1,086.90        103
                                       8.125          1,086.90
    WOODBRIDGE       VA   22193          2            03/01/01         23
    0432663060                           03           05/01/01          0
    02135601                             O            04/01/31
    0


    4471282          642/G01             F           86,000.00         ZZ
                                         360         85,959.88          1
                                       9.750            738.87        105
                                       9.500            738.87
    LOMPOC           CA   93436          1            03/07/01         23
    0432664571                           01           05/01/01          0
    01147301                             O            04/01/31
    0


    4471595          E22/G01             F          179,750.00         ZZ
                                         360        179,672.58          1
                                      10.125          1,594.06        107
                                       9.875          1,594.06
    ST CHARLES       MO   63303          9            03/09/01         23
    0412341703                           05           05/01/01          0
    0412341703                           O            04/01/31
    0


    4471615          E22/G01             F          219,200.00         ZZ
                                         360        219,083.35          1
                                       9.125          1,783.48        107
                                       8.875          1,783.48
    LEMON GROVE      CA   91945          1            03/12/01         23
    0412419277                           05           05/01/01          0
    0412419277                           O            04/01/31
    0


    4471626          E22/G01             F          101,000.00         ZZ
                                         360        100,974.86          1
                                      12.625          1,087.74        100
                                      12.125          1,087.74
    FLORENCE         AL   35630          1            03/14/01         23
    0412431769                           05           05/01/01          0
    0412431769                           O            04/01/31
    0


1


    4471642          E22/G01             F          153,000.00         ZZ
                                         360        152,926.71          1
                                       9.625          1,300.48        100
                                       9.125          1,300.48
    LAS VEGAS        NV   89128          1            03/11/01         23
    0412442337                           05           05/01/01          0
    0412442337                           O            04/01/31
    0


    4471662          E22/G01             F          217,000.00         ZZ
                                         360        216,893.27          2
                                       9.500          1,824.65        106
                                       9.250          1,824.65
    SACRAMENTO       CA   95831          1            03/09/01         23
    0412455115                           05           05/01/01          0
    0412455115                           O            04/01/31
    0


    4471830          E45/G01             F           50,250.00         ZZ
                                         360         50,250.00          1
                                       9.500            422.53        107
                                       9.250            422.53
    PORT CHARLOTTE   FL   33952          1            04/12/01         23
    0432746048                           05           06/01/01          0
    122500                               O            05/01/31
    0


    4472007          N67/G01             F           98,850.00         ZZ
                                         360         98,754.92          1
                                       9.625            840.21        100
                                       9.375            840.21
    SUNSET           UT   84015          1            03/06/01         23
    0432664183                           05           04/01/01          0
    1380001677                           O            03/01/31
    0


    4472228          N67/G01             F          127,400.00         ZZ
                                         360        127,283.76          1
                                       9.875          1,106.28        107
                                       9.625          1,106.28
    DECATUR          GA   30034          1            03/05/01         23
    0432665040                           05           04/01/01          0
    1380001580                           O            03/01/31
    0


    4472878          E87/G01             F          109,695.00         ZZ
                                         360        109,646.37          1
                                       9.990            961.84        103
                                       9.740            961.84
1


    BREWSTER         OH   44613          2            03/26/01         23
    0432685220                           05           05/01/01          0
    01020313                             O            04/01/31
    0


    4476202          685/G01             F          151,900.00         ZZ
                                         360        151,814.85          1
                                       8.875          1,208.58        107
                                       8.625          1,208.58
    SAN JUAN CAPIST  CA   92675          1            03/20/01         23
    0432705861                           01           05/01/01          0
    209140                               O            04/01/31
    0


    4477218          E22/G01             F           71,950.00         ZZ
                                         360         71,918.37          1
                                      11.375            705.66        100
                                      10.875            705.66
    CENTERVILLE      OH   45458          1            03/15/01         23
    0412375768                           01           05/01/01          0
    0412375768                           O            04/01/31
    0


    4477223          E22/G01             F           42,800.00         T
                                         360         42,779.49          1
                                       9.625            363.80        107
                                       9.375            363.80
    HACKETT          AR   72937          1            03/15/01         23
    0412395477                           05           05/01/01          0
    0412395477                           O            04/01/31
    0


    4477226          E22/G01             F          235,303.00         ZZ
                                         360        235,164.05          1
                                       9.000          1,893.30        103
                                       8.750          1,893.30
    FAIRFIELD        CA   94533          1            03/13/01         23
    0412399479                           05           05/01/01          0
    0412399479                           O            04/01/31
    0


    4477228          E22/G01             F          176,700.00         ZZ
                                         360        176,608.39          1
                                       9.250          1,453.67        104
                                       9.000          1,453.67
    ENGLEWOOD        CO   80110          1            03/14/01         23
    0412412777                           05           05/01/01          0
    0412412777                           O            04/01/31
    0
1




    4477230          E22/G01             F           57,000.00         ZZ
                                         360         56,966.35          2
                                       8.625            443.34         95
                                       8.125            443.34
    BAKERSFIELD      CA   93304          1            03/06/01         23
    0412422594                           05           05/01/01          0
    0412422594                           N            04/01/31
    0


    4477231          E22/G01             F           53,000.00         ZZ
                                         360         52,973.93          1
                                       9.500            445.65        100
                                       9.000            445.65
    PORT CHARLOTE    FL   33948          1            03/15/01         23
    0412424590                           01           05/01/01          0
    0412424590                           O            04/01/31
    0


    4477241          E22/G01             F           96,835.00         ZZ
                                         360         96,782.10          1
                                       9.000            779.16        107
                                       8.750            779.16
    SPRING           TX   77373          1            03/15/01         23
    0412443293                           03           05/01/01          0
    0412443293                           O            04/01/31
    0


    4477246          E22/G01             F          118,450.00         ZZ
                                         360        118,402.93          1
                                      10.500          1,083.51        103
                                      10.000          1,083.51
    MILLINGTON       TN   38053          1            03/15/01         23
    0412451890                           05           05/01/01          0
    0412451890                           O            04/01/31
    0


    4477247          E22/G01             F          166,200.00         ZZ
                                         360        166,113.83          2
                                       9.250          1,367.29        107
                                       8.750          1,367.29
    CITRUS HEIGHTS   CA   95610          1            03/12/01         23
    0412455768                           05           05/01/01          0
    0412455768                           O            04/01/31
    0


    4477249          E22/G01             F          158,300.00         ZZ
                                         360        158,226.15          1
1


                                       9.750          1,360.04        105
                                       9.500          1,360.04
    SACRAMENTO       CA   95842          1            03/13/01         23
    0412458796                           05           05/01/01          0
    0412458796                           O            04/01/31
    0


    4477250          E22/G01             F           47,750.00         ZZ
                                         360         47,721.81          1
                                       8.625            371.39        107
                                       8.125            371.39
    WEST PALM BEACH  FL   33405          1            03/15/01         23
    0412461329                           01           05/01/01          0
    0412461329                           O            04/01/31
    0


    4477257          E22/G01             F          176,400.00         ZZ
                                         360        176,313.23          1
                                       9.500          1,483.27        107
                                       9.250          1,483.27
    HOWELL           MI   48843          1            03/15/01         23
    0412467235                           29           05/01/01          0
    0412467235                           O            04/01/31
    0


    4478417          147/G01             F          117,000.00         ZZ
                                         360        116,904.05          1
                                      10.375          1,059.33        100
                                      10.125          1,059.33
    LOS ANGELES      CA   90043          5            02/15/01         23
    0432665487                           05           04/01/01          0
    10412436                             O            03/01/31
    0


    4479672          147/G01             F           88,800.00         ZZ
                                         360         88,800.00          1
                                       9.500            746.68        107
                                       9.250            746.68
    ALBRIGHTSVILLE   PA   18210          1            04/11/01         23
    0432744928                           03           06/01/01          0
    10417119                             O            05/01/31
    0


    4480174          455/G01             F           79,000.00         ZZ
                                         360         78,961.15          1
                                       9.500            664.27        100
                                       9.250            664.27
    THE COLONY       TX   75056          1            03/28/01         23
    0432750040                           05           05/01/01          0
1


    30001857                             O            04/01/31
    0


    4480198          U96/G01             F          240,750.00         ZZ
                                         360        240,596.49          1
                                       8.250          1,808.67        107
                                       8.000          1,808.67
    KANEOHE          HI   96744          1            03/26/01         23
    0432696458                           01           05/01/01          0
    10300007                             O            04/01/31
    0


    4480211          K81/G01             F          129,000.00         ZZ
                                         360        128,947.33          1
                                      10.375          1,167.98        100
                                      10.125          1,167.98
    GLENDALE         AZ   85303          1            03/22/01         23
    0432697019                           05           05/01/01          0
    8001890                              O            04/01/31
    0


    4484393          147/G01             F          116,500.00         ZZ
                                         360        116,444.19          1
                                       9.625            990.24        100
                                       9.375            990.24
    CLINTON TOWNSHI  MI   48035          1            03/27/01         23
    0432704237                           05           05/01/01          0
    10415051                             O            04/01/31
    0


    4484606          642/G01             F           41,200.00         ZZ
                                         360         41,184.06          1
                                      10.625            380.73        103
                                      10.375            380.73
    ATLANTA          GA   30318          1            03/09/01         23
    0432681435                           05           05/01/01          0
    990124                               O            04/01/31
    0


    4485206          Q01/G01             F          178,540.00         ZZ
                                         360        178,454.47          1
                                       9.625          1,517.57        100
                                       9.375          1,517.57
    SALIDA           CA   95368          1            03/13/01         23
    0432691285                           05           05/01/01          0
    627329                               O            04/01/31
    0


1


    4485536          147/G01             F          144,400.00         ZZ
                                         360        144,330.68          1
                                       9.615          1,226.33         95
                                       9.365          1,226.33
    BLOOMINGTON      IN   47404          1            03/23/01         23
    0432701639                           05           05/01/01          0
    10416037                             N            04/01/31
    0


    4486279          E22/G01             F           84,000.00         ZZ
                                         360         83,954.12          1
                                       9.000            675.88        100
                                       8.750            675.88
    OLDSMAR          FL   34677          1            03/16/01         23
    0412377152                           01           05/01/01          0
    0412377152                           O            04/01/31
    0


    4486281          E22/G01             F          146,250.00         ZZ
                                         360        146,188.67          1
                                      10.250          1,310.55        103
                                      10.000          1,310.55
    LAKE ORION       MI   48359          1            03/16/01         23
    0412386732                           05           05/01/01          0
    0412386732                           O            04/01/31
    0


    4486282          E22/G01             F          165,830.00         ZZ
                                         360        165,748.43          1
                                       9.500          1,394.39        103
                                       9.250          1,394.39
    COALINGA         CA   93210          1            03/02/01         23
    0412391104                           05           05/01/01          0
    0412391104                           O            04/01/31
    0


    4486302          E22/G01             F           66,950.00         ZZ
                                         360         66,924.11          1
                                      10.625            618.68        103
                                      10.375            618.68
    KINGSFORD HEIGH  IN   46346          5            03/12/01         23
    0412422818                           05           05/01/01          0
    0412422818                           O            04/01/31
    0


    4486308          E22/G01             F          224,540.00         ZZ
                                         360        224,223.59          1
                                       9.250          1,847.24        103
                                       9.000          1,847.24
1


    CHESTER          NH   03036          1            03/16/01         23
    0412427585                           05           05/01/01          0
    0412427585                           O            04/01/31
    0


    4486310          E22/G01             F           90,000.00         ZZ
                                         360         89,972.78          1
                                      11.750            908.47        100
                                      11.250            908.47
    RIO RANCHO       NM   87124          1            03/15/01         23
    0412428716                           03           05/01/01          0
    0412428716                           O            04/01/31
    0


    4486311          E22/G01             F           33,250.00         ZZ
                                         360         33,233.65          1
                                       9.500            279.58         95
                                       9.250            279.58
    SPOKANE          WA   99202          1            03/09/01         23
    0412429128                           05           05/01/01          0
    0412429128                           N            04/01/31
    0


    4486318          E22/G01             F          240,000.00         ZZ
                                         360        239,878.80          1
                                       9.375          1,996.20        100
                                       9.125          1,996.20
    MODESTO          CA   95350          1            03/14/01         23
    0412440679                           05           05/01/01          0
    0412440679                           O            04/01/31
    0


    4486321          E22/G01             F           80,750.00         ZZ
                                         360         80,711.31          1
                                       9.625            686.37         95
                                       9.375            686.37
    AUSTIN           TX   78702          1            03/16/01         23
    0412443335                           05           05/01/01          0
    0412443335                           N            04/01/31
    0


    4486324          E22/G01             F          129,750.00         ZZ
                                         360        129,695.59          1
                                      10.250          1,162.69        103
                                      10.000          1,162.69
    BURLINGTON       VT   05401          1            03/16/01         23
    0412444812                           05           05/01/01          0
    0412444812                           O            04/01/31
    0
1




    4487381          E82/G01             F          113,000.00         ZZ
                                         360        112,938.28          1
                                       9.000            909.22        102
                                       8.750            909.22
    LAWRENCE PARK    PA   16511          1            03/16/01         23
    0400395349                           05           05/01/01          0
    0400395349                           O            04/01/31
    0


    4488614          642/G01             F          124,400.00         ZZ
                                         360        124,298.51          1
                                       9.250          1,023.41        107
                                       9.000          1,023.41
    HANOVER          PA   17331          5            03/13/01         23
    0432675668                           05           05/01/01          0
    02164701                             O            04/01/31
    0


    4489136          N74/G01             F          114,490.00         ZZ
                                         360        114,433.69          1
                                       9.500            962.69        107
                                       9.250            962.69
    BENTONVILLE      AR   72712          5            03/21/01         23
    0432765766                           05           05/01/01          0
    0028378010                           O            04/01/31
    0


    4490940          Q01/G01             F          131,840.00         ZZ
                                         360        131,840.00          1
                                      10.500          1,205.99        100
                                      10.250          1,205.99
    ROMULUS          MI   48174          5            04/18/01         23
    0432772150                           05           06/01/01          0
    64267301                             O            05/01/31
    0


    4491244          964/G01             F          205,000.00         ZZ
                                         360        204,888.02          1
                                       9.000          1,649.48        105
                                       8.750          1,649.48
    RIDGEFIELD       WA   98642          1            03/27/01         23
    0432769016                           05           05/01/01          0
    115713                               O            04/01/31
    0


    4492190          147/G01             F          115,360.00         ZZ
                                         360        115,315.38          1
1


                                      10.625          1,066.04        103
                                      10.375          1,066.04
    NEWBURY PARK     CA   91320          5            03/21/01         23
    0432744449                           01           05/01/01          0
    10416617                             O            04/01/31
    0


    4492200          U05/G01             F          118,000.00         ZZ
                                         360        117,930.34          1
                                       8.625            917.79        105
                                       8.375            917.79
    MINNEAPOLIS      MN   55443          5            03/21/01         23
    0432710580                           09           05/01/01          0
    3108228                              O            04/01/31
    0


    4494057          E22/G01             F          163,175.00         ZZ
                                         360        163,092.59          1
                                       9.375          1,357.21        107
                                       9.125          1,357.21
    PALMYRA          ME   04965          1            03/16/01         23
    0412392821                           05           05/01/01          0
    0412392821                           O            04/01/31
    0


    4494059          E22/G01             F          223,450.00         ZZ
                                         360        223,334.16          1
                                       9.250          1,838.27        103
                                       9.000          1,838.27
    MOUNTLAKE TERRA  WA   98043          1            03/14/01         23
    0412395519                           05           05/01/01          0
    0412395519                           O            04/01/31
    0


    4496352          642/G01             F           94,160.00         ZZ
                                         360         94,112.45          1
                                       9.375            783.18        107
                                       9.125            783.18
    WICHITA          KS   67235          5            03/26/01         23
    0432730737                           05           05/01/01          0
    03100201                             O            04/01/31
    0


    4496657          U62/G01             F          113,300.00         ZZ
                                         360        113,238.11          1
                                       9.000            911.64        103
                                       8.750            911.64
    LINCOLNTON       NC   28092          2            03/26/01         23
    0432693083                           05           05/01/01          0
1


    2001243483                           O            04/01/31
    0


    4498459          U62/G01             F          114,300.00         ZZ
                                         360        114,246.68          1
                                       9.750            982.01        103
                                       9.500            982.01
    CANTON           GA   30115          9            03/12/01         23
    0432681708                           05           05/01/01          0
    2001239858                           O            04/01/31
    0


    4498484          U59/G01             F          245,531.00         ZZ
                                         360        245,416.44          1
                                       9.750          2,109.50        100
                                       9.500          2,109.50
    POUGHQUAG        NY   12570          1            03/30/01         23
    0432687432                           03           05/01/01          0
    01933800549227                       O            04/01/31
    0


    4498728          808/G01             F          244,867.00         ZZ
                                         360        244,729.72          1
                                       8.875          1,948.28        103
                                       8.625          1,948.28
    PALMDALE         CA   93551          1            03/26/01         23
    0432694313                           05           05/01/01          0
    9420393                              O            04/01/31
    0


    4498852          642/G01             F          179,000.00         ZZ
                                         360        178,897.02          1
                                       8.750          1,408.19        100
                                       8.500          1,408.19
    ARVADA           CO   80003          1            03/29/01         23
    0432717254                           03           05/01/01          0
    03188501                             O            04/01/31
    0


    4499354          K15/G01             F          270,400.00         ZZ
                                         360        270,267.00          1
                                       9.500          2,273.67        107
                                       9.250          2,273.67
    CARO             MI   48723          5            03/27/01         23
    0432702876                           05           05/01/01          0
    024405301653                         O            04/01/31
    0


1


    4499567          E45/G01             F          119,800.00         ZZ
                                         360        119,800.00          1
                                       9.125            974.73        107
                                       8.875            974.73
    SARASOTA         FL   34232          1            04/23/01         23
    0432765691                           05           06/01/01          0
    122451                               O            05/01/31
    0


    4501430          685/G01             F          113,500.00         ZZ
                                         360        113,444.17          1
                                       9.500            954.37        100
                                       9.250            954.37
    PRINEVILLE       OR   97754          1            03/29/01         23
    0432705853                           05           05/01/01          0
    125339                               O            04/01/31
    0


    4502268          E22/G01             F          163,000.00         ZZ
                                         360        162,921.92          1
                                       9.625          1,385.48        100
                                       9.375          1,385.48
    SAN DIEGO        CA   92114          1            03/14/01         23
    0412418287                           05           05/01/01          0
    0412418287                           O            04/01/31
    0


    4502269          E22/G01             F           59,500.00         ZZ
                                         360         59,470.73          1
                                       9.500            500.31        100
                                       9.000            500.31
    VERO BEACH       FL   32960          1            03/20/01         23
    0412432528                           05           05/01/01          0
    0412432528                           O            04/01/31
    0


    4502271          E22/G01             F           79,900.00         ZZ
                                         360         79,873.02          1
                                      11.250            776.04         97
                                      10.750            776.04
    EL PASO          TX   79930          1            03/13/01         23
    0412434870                           05           05/01/01          0
    0412434870                           O            04/01/31
    0


    4502289          E22/G01             F          126,500.00         ZZ
                                         360        126,439.40          1
                                       9.625          1,075.24        100
                                       9.375          1,075.24
1


    MESQUITE         TX   75150          1            03/20/01         23
    0412450025                           05           05/01/01          0
    0412450025                           O            04/01/31
    0


    4502291          E22/G01             F          214,000.00         ZZ
                                         360        213,623.38          1
                                       9.875          1,858.27        107
                                       9.625          1,858.27
    WEST MILFORD TW  NJ   07421          9            03/15/01         23
    0412452963                           05           05/01/01          0
    0412452963                           O            04/01/31
    0


    4502292          E22/G01             F          162,500.00         ZZ
                                         360        162,415.75          1
                                       9.250          1,336.85        103
                                       8.750          1,336.85
    LOS ANGELES      CA   90047          5            03/11/01         23
    0412453516                           05           05/01/01          0
    0412453516                           O            04/01/31
    0


    4502300          E22/G01             F          183,500.00         ZZ
                                         360        183,409.74          1
                                       9.500          1,542.97        100
                                       9.250          1,542.97
    OMAHA            NE   68164          1            03/20/01         23
    0412464588                           05           05/01/01          0
    0412464588                           O            04/01/31
    0


    4502301          E22/G01             F           50,682.00         ZZ
                                         360         50,657.07          1
                                       9.500            426.16         95
                                       9.250            426.16
    SPOKANE          WA   99207          1            03/13/01         23
    0412467557                           05           05/01/01          0
    0412467557                           N            04/01/31
    0


    4502881          286/G01             F           69,550.00         ZZ
                                         360         69,432.69          1
                                       9.625            591.17        107
                                       9.375            591.17
    INDEPENDENCE     KS   67301          2            02/21/01         23
    0432777084                           05           04/01/01          0
    0000237348                           O            03/01/31
    0
1




    4504563          F34/G01             F          185,110.00         ZZ
                                         360        185,016.52          1
                                       9.375          1,539.65        107
                                       9.125          1,539.65
    JOLIET           IL   60433          1            03/28/01         23
    0432730448                           05           05/01/01          0
    30103034                             O            04/01/31
    0


    4504600          642/G01             F          215,000.00         ZZ
                                         360        215,000.00          1
                                       9.125          1,749.31        104
                                       8.875          1,749.31
    PARKER           CO   80134          1            04/19/01         23
    0432744498                           05           06/01/01          0
    03186401                             O            05/01/31
    0


    4504843          147/G01             F          123,050.00         ZZ
                                         360        122,992.59          1
                                       9.750          1,057.19        107
                                       9.500          1,057.19
    MORENO VALLEY    CA   92557          5            03/26/01         23
    0432743391                           05           05/01/01          0
    10414357                             O            04/01/31
    0


    4505280          286/G01             F          162,808.00         ZZ
                                         360        162,719.06          1
                                       9.000          1,310.00        100
                                       8.750          1,310.00
    VIRGINIA BEACH   VA   23456          1            03/15/01         03
    0432777092                           05           05/01/01          0
    0009635604                           O            04/01/31
    0


    4506243          526/G01             F          154,500.00         ZZ
                                         360        154,347.41          1
                                       9.500          1,299.12        103
                                       9.250          1,299.12
    SUN CITY         AZ   85373          5            02/13/01         23
    0432733483                           05           04/01/01          0
    0437887                              O            03/01/31
    0


    4506929          U59/G01             F          200,850.00         ZZ
                                         360        200,758.75          1
1


                                       9.875          1,744.08        103
                                       9.625          1,744.08
    HILLSBORO        OR   97123          5            04/06/01         23
    0432747517                           05           05/11/01          0
    800806483                            O            04/11/31
    0


    4507102          T08/G01             F           23,750.00         ZZ
                                         360         23,738.92          1
                                       9.750            204.05         95
                                       9.500            204.05
    INDIANAPOLIS     IN   46218          1            03/15/01         23
    0432688760                           05           05/01/01          0
    21020130                             N            04/01/31
    0


    4508225          U96/G01             F          251,450.00         ZZ
                                         360        251,301.55          1
                                       8.625          1,955.75        107
                                       8.375          1,955.75
    WAIKOLOA         HI   96738          1            03/28/01         23
    0432696821                           03           05/01/01          0
    10300067                             O            04/01/31
    0


    4509541          700/G01             F          108,000.00         ZZ
                                         360        107,945.46          1
                                       9.375            898.29        100
                                       9.125            898.29
    BALDWIN PARK     CA   91706          1            03/26/01         23
    0432744050                           05           05/01/01          0
    00254731                             O            04/01/31
    0


    4509699          E22/G01             F           77,800.00         ZZ
                                         360         77,761.74          1
                                       9.500            654.18        100
                                       9.250            654.18
    RAVENNA          OH   44266          1            03/21/01         23
    0412416430                           05           05/01/01          0
    0412416430                           O            04/01/31
    0


    4509700          E22/G01             F          138,358.00         ZZ
                                         360        138,308.66          1
                                      11.000          1,317.62        100
                                      10.750          1,317.62
    SAN JUAN         TX   78589          1            03/20/01         23
    0412417925                           05           05/01/01          0
1


    0412417925                           O            04/01/31
    0


    4509719          E22/G01             F           78,900.00         ZZ
                                         360         78,867.79          1
                                      10.375            714.37        100
                                       9.875            714.37
    NEW SMYRNA BEAC  FL   32168          5            03/16/01         23
    0412449803                           05           05/01/01          0
    0412449803                           O            04/01/31
    0


    4509723          E22/G01             F           79,000.00         ZZ
                                         360         78,961.15          1
                                       9.500            664.27        106
                                       9.250            664.27
    TRUSSVILLE       AL   35173          2            03/16/01         23
    0412456790                           05           05/01/01          0
    0412456790                           O            04/01/31
    0


    4509724          E22/G01             F          139,900.00         ZZ
                                         360        139,821.57          1
                                       8.875          1,113.11        100
                                       8.625          1,113.11
    YAKIMA           WA   98908          1            03/15/01         23
    0412457103                           03           05/01/01          0
    0412457103                           O            04/01/31
    0


    4509727          E22/G01             F          136,800.00         ZZ
                                         360        136,736.18          1
                                       9.750          1,175.32        100
                                       9.500          1,175.32
    SHELBYVILLE      KY   40065          1            03/21/01         23
    0412458770                           05           05/01/01          0
    0412458770                           O            04/01/31
    0


    4509748          E22/G01             F           87,400.00         ZZ
                                         360         87,358.13          1
                                       9.625            742.89         95
                                       9.375            742.89
    SIMPSONVILLE     SC   29681          1            03/21/01         23
    0412476533                           05           05/01/01          0
    0412476533                           N            04/01/31
    0


1


    4509978          T08/G01             F           78,900.00         ZZ
                                         360         78,831.75          1
                                      10.125            699.70        100
                                       9.875            699.70
    WILLARD          MO   65781          1            03/08/01         23
    0432689313                           05           04/01/01          0
    21020175                             O            03/01/31
    0


    4510808          T24/G01             F          161,000.00         ZZ
                                         360        160,914.32          1
                                       9.125          1,309.95        104
                                       8.875          1,309.95
    SPRING           TX   77379          1            03/02/01         23
    0432681997                           03           05/01/01          0
    09956683                             O            04/01/31
    0


    4511445          N67/G01             F          181,750.00         ZZ
                                         360        181,658.22          1
                                       9.375          1,511.70        102
                                       9.125          1,511.70
    MESA             AZ   85215          1            03/09/01         23
    0432728103                           03           05/01/01          0
    1780004911                           O            04/01/31
    0


    4511800          K83/G01             F           89,000.00         ZZ
                                         360         88,959.57          1
                                       9.875            772.83        100
                                       9.625            772.83
    NEWNAN           GA   30263          1            03/30/01         23
    0432723302                           05           05/01/01          0
    23190101                             O            04/01/31
    0


    4512123          808/G01             F          160,000.00         ZZ
                                         360        160,000.00          2
                                       9.375          1,330.80        100
                                       9.125          1,330.80
    POMONA           CA   91767          1            04/05/01         23
    0432744670                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4512328          642/G01             F           56,400.00         ZZ
                                         360         56,369.19          2
                                       9.000            453.81         95
                                       8.750            453.81
1


    BUFFALO          NY   14211          1            03/09/01         23
    0432681427                           05           05/01/01          0
    11136800                             N            04/01/31
    0


    4512626          Q64/G01             F          126,000.00         ZZ
                                         360        125,939.63          1
                                       9.625          1,070.99        100
                                       9.375          1,070.99
    SMYRNA           GA   30082          1            03/15/01         23
    0432687382                           05           05/01/01          0
    0101727204                           O            04/01/31
    0


    4513005          808/G01             F          149,350.00         ZZ
                                         360        149,276.53          1
                                       9.500          1,255.82        103
                                       9.250          1,255.82
    MODESTO          CA   95354          1            03/28/01         23
    0432710648                           05           05/01/01          0
    9420327                              O            04/01/31
    0


    4513361          003/G01             F          235,650.00         ZZ
                                         360        235,377.85          1
                                       8.750          1,853.86        100
                                       8.500          1,853.86
    ELLENWOOD        GA   30294          1            02/28/01         23
    0432680312                           03           04/01/01          0
    0021004387                           O            03/01/31
    0


    4514405          K15/G01             F           51,400.00         ZZ
                                         360         51,379.02          1
                                      10.375            465.38        103
                                      10.125            465.38
    MIDWEST CITY     OK   73110          5            03/27/01         23
    0432741239                           05           05/01/01          0
    032605302234                         O            04/01/31
    0


    4516225          E22/G01             F          109,250.00         ZZ
                                         360        109,196.27          1
                                       9.500            918.63         95
                                       9.250            918.63
    HOLLIS           NH   03049          1            03/23/01         23
    0412413882                           01           05/01/01          0
    0412413882                           N            04/01/31
    0
1




    4516245          E22/G01             F          164,800.00         ZZ
                                         360        164,730.90          1
                                      10.250          1,476.77        103
                                      10.000          1,476.77
    MARGATE          FL   33063          1            03/22/01         23
    0412429029                           03           05/01/01          0
    0412429029                           O            04/01/31
    0


    4516247          E22/G01             F          191,000.00         ZZ
                                         360        190,892.92          1
                                       8.875          1,519.68        100
                                       8.375          1,519.68
    LINCOLN          CA   95648          1            03/22/01         23
    0412429920                           05           05/01/01          0
    0412429920                           O            04/01/31
    0


    4516260          E22/G01             F           87,800.00         ZZ
                                         360         87,762.18          1
                                      10.125            778.63        100
                                       9.875            778.63
    NEWBERRY         SC   29108          9            03/19/01         23
    0412436032                           05           05/01/01          0
    0412436032                           O            04/01/31
    0


    4516264          E22/G01             F          103,750.00         ZZ
                                         360        103,690.31          1
                                       8.750            816.20        107
                                       8.500            816.20
    CAMPBELLSVILLE   KY   42718          1            03/23/01         23
    0412438012                           05           05/01/01          0
    0412438012                           O            04/01/31
    0


    4516275          E22/G01             F           92,491.00         ZZ
                                         360         92,436.39          1
                                       8.625            719.39        100
                                       8.125            719.39
    LARGO            FL   33771          1            03/26/01         23
    0412443277                           05           05/01/01          0
    0412443277                           O            04/01/31
    0


    4516280          E22/G01             F           31,000.00         T
                                         360         30,985.15          1
1


                                       9.625            263.50        107
                                       9.375            263.50
    MUSKEGON         MI   49442          1            03/26/01         23
    0412445942                           05           05/01/01          0
    0412445942                           O            04/01/31
    0


    4516282          E22/G01             F          133,000.00         ZZ
                                         360        132,934.58          1
                                       9.500          1,118.34        100
                                       9.000          1,118.34
    LOUISVILLE       KY   40222          1            03/23/01         23
    0412446593                           05           05/01/01          0
    0412446593                           O            04/01/31
    0


    4516321          E22/G01             F           57,000.00         ZZ
                                         360         56,969.67          2
                                       9.125            463.77         95
                                       8.875            463.77
    ROANOKE          VA   24012          1            03/26/01         23
    0412463242                           05           05/01/01          0
    0412463242                           N            04/01/31
    0


    4516329          E22/G01             F          135,350.00         ZZ
                                         360        135,286.85          1
                                       9.750          1,162.87        107
                                       9.500          1,162.87
    WHEELING         IL   60090          1            03/22/01         23
    0412466773                           01           05/01/01          0
    0412466773                           O            04/01/31
    0


    4516334          E22/G01             F          154,000.00         ZZ
                                         360        153,915.88          1
                                       9.000          1,239.12        100
                                       8.500          1,239.12
    HIALEAH          FL   33012          1            03/22/01         23
    0412467896                           05           05/01/01          0
    0412467896                           O            04/01/31
    0


    4516344          E22/G01             F           71,450.00         ZZ
                                         360         71,423.82          1
                                      10.875            673.70        100
                                      10.375            673.70
    ELKHART          IN   46514          1            03/23/01         23
    0412470163                           05           05/01/01          0
1


    0412470163                           O            04/01/31
    0


    4516348          E22/G01             F           80,340.00         ZZ
                                         360         80,308.08          1
                                      10.500            734.90        103
                                      10.250            734.90
    OMAHA            NE   68104          1            03/22/01         23
    0412471187                           05           05/01/01          0
    0412471187                           O            04/01/31
    0


    4516350          E22/G01             F          132,000.00         ZZ
                                         360        131,935.07          1
                                       9.500          1,109.93        104
                                       9.250          1,109.93
    FRESNO           CA   93711          1            03/14/01         23
    0412471690                           05           05/01/01          0
    0412471690                           O            04/01/31
    0


    4516352          E22/G01             F          138,000.00         ZZ
                                         360        137,926.57          1
                                       9.125          1,122.81        100
                                       8.875          1,122.81
    AUBURN           WA   98001          1            03/15/01         23
    0412471898                           05           05/01/01          0
    0412471898                           O            04/01/31
    0


    4516362          E22/G01             F          138,652.00         ZZ
                                         360        138,583.80          1
                                       9.500          1,165.86         95
                                       9.250          1,165.86
    RENTON           WA   98056          1            03/20/01         23
    0412474520                           05           05/01/01          0
    0412474520                           N            04/01/31
    0


    4516372          E22/G01             F          205,000.00         ZZ
                                         360        204,896.47          1
                                       9.375          1,705.09        100
                                       9.125          1,705.09
    CLINTON TOWNSHI  MI   48038          9            03/21/01         23
    0412479073                           05           05/01/01          0
    0412479073                           O            04/01/31
    0


1


    4516388          E22/G01             F          233,500.00         ZZ
                                         360        233,385.15          2
                                       9.500          1,963.39        100
                                       9.250          1,963.39
    BROOKLYN         NY   11221          1            03/22/01         23
    0412483745                           05           05/01/01          0
    0412483745                           O            04/01/31
    0


    4516394          E22/G01             F           65,500.00         ZZ
                                         360         65,455.39          1
                                       9.625            556.74        100
                                       9.375            556.74
    LANDIS           NC   28088          1            03/23/00         23
    0412487902                           05           05/01/01          0
    0412487902                           O            04/01/31
    0


    4516396          E22/G01             F          189,250.00         ZZ
                                         360        189,166.28          1
                                      10.000          1,660.80        103
                                       9.750          1,660.80
    CHESTERFIELD TW  MI   48047          1            03/26/01         23
    0412488538                           05           05/01/01          0
    0412488538                           O            04/01/31
    0


    4516397          E22/G01             F           72,750.00         ZZ
                                         360         72,712.28          1
                                       9.250            598.50        107
                                       8.750            598.50
    HIDDEN VALLEY    PA   15502          1            03/23/01         23
    0412489437                           09           05/01/01          0
    0412489437                           O            04/01/31
    0


    4516407          E22/G01             F           89,610.00         ZZ
                                         360         89,565.92          1
                                       9.500            753.49        103
                                       9.250            753.49
    AFTON            WY   83110          1            03/23/01         23
    0412496432                           05           05/01/01          0
    0412496432                           O            04/01/31
    0


    4516409          E22/G01             F          110,900.00         ZZ
                                         360        110,845.45          1
                                       9.500            932.51        100
                                       9.250            932.51
1


    ROCKWALL         TX   75087          1            03/23/01         23
    0412497588                           03           05/01/01          0
    0412497588                           O            04/01/31
    0


    4516773          455/G01             F          127,920.00         ZZ
                                         360        127,858.71          1
                                       9.625          1,087.31        103
                                       9.375          1,087.31
    CHARLOTTE        NC   28210          1            03/30/01         23
    0432752707                           05           05/01/01          0
    42000893                             O            04/01/31
    0


    4518105          F28/G01             F          121,000.00         ZZ
                                         360        120,703.63          1
                                       8.500            930.39        103
                                       8.250            930.39
    CUDAHY           WI   53110          1            12/15/00         10
    0432673408                           05           02/01/01         35
    6306213                              O            01/01/31
    0


    4518417          F28/G01             F          124,500.00         ZZ
                                         360        124,046.30          1
                                      10.000          1,092.58        103
                                       9.750          1,092.58
    MERRIMACK        NH   03054          1            08/29/00         14
    0432673267                           01           10/01/00         35
    6063194                              O            09/01/30
    0


    4518574          F61/G01             F          105,000.00         ZZ
                                         360        104,944.13          1
                                       9.125            854.31        100
                                       8.875            854.31
    TACOMA           WA   98408          1            03/29/01         23
    0432756070                           05           05/01/01          0
    010106                               O            04/01/31
    0


    4518767          R74/G01             F           58,710.00         ZZ
                                         360         58,696.11          1
                                      12.850            642.58        103
                                      12.600            642.58
    FARMER CITY      IL   61842          1            03/13/01         23
    0432670933                           05           05/01/01          0
    2020022905                           O            04/01/31
    0
1




    4518837          F28/G01             F           73,130.00         ZZ
                                         360         72,843.95          1
                                       9.000            588.42        103
                                       8.750            588.42
    SAN DIEGO        CA   92119          1            09/15/00         14
    0432686582                           01           11/01/00         35
    60500683                             O            10/01/30
    0


    4519193          147/G01             F          115,978.00         ZZ
                                         360        115,917.87          1
                                       9.250            954.13        103
                                       9.000            954.13
    TAMPA            FL   33624          1            03/30/01         23
    0432728095                           05           05/01/01          0
    10417648                             O            04/01/31
    0


    4519745          F28/G01             F          113,815.00         ZZ
                                         360        113,499.43          1
                                       9.000            915.78        103
                                       8.750            915.78
    BAYTOWN          TX   77521          1            12/06/00         10
    0432673127                           03           01/01/01         35
    6419743                              O            12/01/30
    0


    4519877          F28/G01             F          101,000.00         ZZ
                                         360        100,870.75          1
                                       8.250            758.78        100
                                       8.000            758.78
    APPLETON         WI   54915          1            02/28/01         10
    0432673424                           05           04/01/01         30
    20102417C                            O            03/01/31
    0


    4519953          U62/G01             F          102,720.00         ZZ
                                         360        102,659.35          1
                                       8.625            798.95        107
                                       8.375            798.95
    SPOKANE          WA   99223          9            03/13/01         23
    0432681781                           05           05/01/01          0
    2001237192                           O            04/01/31
    0


    4520401          455/G01             F          112,500.00         ZZ
                                         360        112,444.67          1
1


                                       9.500            945.96        100
                                       9.250            945.96
    FORT WORTH       TX   76137          1            03/28/01         23
    0432759801                           05           05/01/01          0
    30001889                             O            04/01/31
    0


    4520756          F28/G01             F           75,396.00         ZZ
                                         360         75,180.61          1
                                       9.750            647.77        103
                                       9.500            647.77
    BARSTOW          CA   92311          1            10/27/00         11
    0432670255                           05           12/01/00         35
    VC1400                               O            11/01/30
    0


    4520891          F28/G01             F          232,100.00         ZZ
                                         360        231,810.46          1
                                       8.375          1,764.13        100
                                       8.125          1,764.13
    TRACY            CA   95376          1            02/12/01         10
    0432686590                           05           04/01/01         35
    6523437                              O            03/01/31
    0


    4521128          F28/G01             F          136,990.00         ZZ
                                         360        136,579.74          1
                                       8.625          1,065.49        103
                                       8.375          1,065.49
    NAUGATUCK        CT   06770          1            11/28/00         11
    0432673150                           05           01/01/01         35
    4430593                              O            12/01/30
    0


    4521314          F28/G01             F           70,555.00         ZZ
                                         360         70,120.00          1
                                       9.500            593.26        103
                                       9.250            593.26
    ROWLETT          TX   75088          1            04/18/00         14
    0432670370                           05           06/01/00         35
    OH001                                O            05/01/30
    0


    4521445          K81/G01             F           69,000.00         ZZ
                                         360         68,966.06          1
                                       9.500            580.19        107
                                       9.250            580.19
    DONNELLY         ID   83615          1            03/29/01         23
    0432704328                           05           05/01/01          0
1


    5520135                              O            04/01/31
    0


    4521831          F28/G01             F          156,560.00         ZZ
                                         360        156,195.73          1
                                       8.750          1,231.66        103
                                       8.500          1,231.66
    OMAHA            NE   68138          1            12/15/00         10
    0432673358                           03           02/01/01         35
    13886064                             O            01/01/31
    0


    4521903          964/G01             F          161,021.00         ZZ
                                         360        160,928.36          1
                                       8.750          1,266.75        107
                                       8.500          1,266.75
    LAS VEGAS        NV   89144          1            03/27/01         23
    0432779122                           05           05/01/01          0
    106635                               O            04/01/31
    0


    4521910          F28/G01             F          132,350.00         ZZ
                                         360        131,775.77          1
                                       9.750          1,137.10        103
                                       9.500          1,137.10
    DEARBORN HEIGHT  MI   48127          1            07/12/00         14
    0432686673                           05           09/01/00         35
    20345050                             O            08/01/30
    0


    4522107          147/G01             F           82,400.00         ZZ
                                         360         82,365.44          1
                                      10.250            738.39        103
                                      10.000            738.39
    PHILADELPHIA     PA   19145          1            03/29/01         23
    0432717494                           07           05/01/01          0
    10412151                             O            04/01/31
    0


    4522111          F28/G01             F          115,875.00         ZZ
                                         360        115,186.02          1
                                       8.750            911.59        103
                                       8.500            911.59
    CLEMSON          SC   29631          1            06/26/00         14
    0432670396                           05           08/01/00         35
    5748583                              O            07/01/30
    0


1


    4522209          F28/G01             F           81,885.00         ZZ
                                         360         81,031.89          1
                                       9.500            688.54        103
                                       9.250            688.54
    KANSAS CITY      MO   64114          1            06/30/00         14
    0432686657                           05           08/01/00         35
    2297343                              O            07/01/30
    0


    4522588          808/G01             F          121,000.00         ZZ
                                         360        121,000.00          1
                                       8.625            941.13         94
                                       8.375            941.13
    NEWHALL AREA SA  CA   91321          1            04/02/01         23
    0432739092                           05           06/01/01          0
    9502527                              N            05/01/31
    0


    4523988          E22/G01             F          248,550.00         ZZ
                                         360        248,410.65          1
                                       8.875          1,977.58        103
                                       8.625          1,977.58
    TEMECULA         CA   92591          1            03/12/01         23
    0412408510                           03           05/01/01          0
    0412408510                           O            04/01/31
    0


    4523992          E22/G01             F          164,500.00         ZZ
                                         360        164,419.08          1
                                       9.500          1,383.21        100
                                       9.250          1,383.21
    HAYWARD          CA   94545          1            03/14/01         23
    0412423378                           05           05/01/01          0
    0412423378                           O            04/01/31
    0


    4523993          E22/G01             F           64,000.00         T
                                         360         63,969.34          1
                                       9.625            543.99        107
                                       9.125            543.99
    DELTONA          FL   32725          1            03/22/01         23
    0412424756                           05           05/01/01          0
    0412424756                           O            04/01/31
    0


    4523994          E22/G01             F           39,650.00         ZZ
                                         360         39,634.25          1
                                      10.500            362.69        103
                                      10.250            362.69
1


    ANDREWS          IN   46702          1            03/27/01         23
    0412426371                           05           05/01/01          0
    0412426371                           O            04/01/31
    0


    4524001          E22/G01             F           83,450.00         ZZ
                                         360         83,405.59          1
                                       9.125            678.98        107
                                       8.875            678.98
    LAKE WORTH       FL   33463          1            03/27/01         23
    0412432510                           09           05/01/01          0
    0412432510                           O            04/01/31
    0


    4524006          E22/G01             F           86,650.00         ZZ
                                         360         86,610.64          1
                                       9.875            752.42        107
                                       9.625            752.42
    LEXINGTON        TN   38351          2            03/22/01         23
    0412442097                           05           05/01/01          0
    0412442097                           O            04/01/31
    0


    4524009          E22/G01             F           55,600.00         ZZ
                                         360         55,570.41          1
                                       9.125            452.38        107
                                       8.625            452.38
    LEITCHFIELD      KY   42754          1            03/27/01         23
    0412448375                           05           05/01/01          0
    0412448375                           O            04/01/31
    0


    4524015          E22/G01             F          109,000.00         ZZ
                                         360        108,946.39          1
                                       9.500            916.53        100
                                       9.250            916.53
    CRYSTAL LAKE     IL   60014          1            03/27/01         23
    0412458598                           05           05/01/01          0
    0412458598                           O            04/01/31
    0


    4524016          E22/G01             F          294,250.00         ZZ
                                         360        294,116.31          1
                                       9.875          2,555.12        107
                                       9.625          2,555.12
    KAHULUI          HI   96732          5            03/15/01         23
    0412458838                           05           05/01/01          0
    0412458838                           O            04/01/31
    0
1




    4524049          E22/G01             F           58,900.00         ZZ
                                         360         58,871.03          1
                                       9.500            495.26         95
                                       9.000            495.26
    CEDAR HILL       TX   75104          1            03/23/01         23
    0412494247                           05           05/01/01          0
    0412494247                           N            04/01/31
    0


    4524293          R54/G01             F          118,450.00         ZZ
                                         360        118,420.52          1
                                      12.625          1,275.67        103
                                      12.375          1,275.67
    NEW ORLEANS      LA   70114          1            03/16/01         23
    0432666535                           05           05/01/01          0
    2000001535                           O            04/01/31
    0


    4524318          147/G01             F           77,040.00         ZZ
                                         360         77,005.84          1
                                       9.990            675.52        107
                                       9.740            675.52
    CHICAGO          IL   60617          1            03/13/01         23
    0432681864                           05           05/01/01          0
    10413315                             O            04/01/31
    0


    4524391          F28/G01             F          102,150.00         ZZ
                                         360        101,983.77          1
                                       7.875            740.66        103
                                       7.625            740.66
    KENNEDALE        TX   76060          1            02/12/01         10
    0432673259                           05           04/01/01         35
    6471165                              O            03/01/31
    0


    4524425          E82/G01             F           90,500.00         ZZ
                                         360         90,456.65          1
                                       9.625            769.24         98
                                       9.375            769.24
    NORTH WILKESBOR  NC   28659          5            03/19/01         23
    0400394821                           05           05/01/01          0
    0400394821                           O            04/01/31
    0


    4524564          F28/G01             F           66,950.00         ZZ
                                         360         66,643.99          1
1


                                       9.500            562.96        103
                                       9.250            562.96
    TRIADELPHIA      WV   26059          1            07/31/00         14
    0432686723                           05           09/01/00         35
    100273770                            O            08/01/30
    0


    4524656          F28/G01             F          156,000.00         ZZ
                                         360        155,597.96          1
                                       8.250          1,171.98        100
                                       8.000          1,171.98
    GAITHERSBURG     MD   20878          1            12/27/00         10
    0432673036                           01           02/01/01         35
    6458297                              O            01/01/31
    0


    4524657          F28/G01             F          250,000.00         ZZ
                                         360        248,852.41          1
                                       9.125          2,034.08        100
                                       8.875          2,034.08
    MIAMI            FL   33156          1            08/31/00         14
    0432670610                           05           10/01/00         35
    5818608                              O            09/01/30
    0


    4524706          F28/G01             F          167,200.00         ZZ
                                         360        166,505.73          1
                                       9.375          1,390.68        102
                                       9.125          1,390.68
    MILFORD          MA   01757          1            09/07/00         14
    0432672632                           05           10/01/00         35
    6050894                              O            09/01/30
    0


    4524709          F28/G01             F           76,730.00         ZZ
                                         360         76,606.52          1
                                       9.125            624.30        103
                                       8.875            624.30
    ENNIS            TX   75119          1            01/29/01         10
    0432686574                           05           03/01/01         35
    6451033                              O            02/01/31
    0


    4524784          F28/G01             F          135,857.00         ZZ
                                         360        135,417.84          1
                                       8.250          1,020.65        103
                                       8.000          1,020.65
    BROKEN ARROW     OK   74012          1            11/20/00         11
    0432673119                           03           01/01/01         35
1


    100066                               O            12/01/30
    0


    4525031          E87/G01             F          135,890.00         ZZ
                                         360        135,890.00          1
                                       8.875          1,081.20        107
                                       8.625          1,081.20
    LOUISVILLE       KY   40241          5            04/12/01         23
    0432755510                           05           06/01/01          0
    01030354                             O            05/01/31
    0


    4525543          642/G01             F          182,310.00         ZZ
                                         360        182,235.57          1
                                      10.375          1,650.65        103
                                      10.125          1,650.65
    PHOENIX          AZ   85023          1            03/20/01         23
    0432689396                           03           05/01/01          0
    03141701                             O            04/01/31
    0


    4526279          F28/G01             F          156,900.00         ZZ
                                         360        156,515.72          1
                                       8.500          1,206.43        100
                                       8.250          1,206.43
    TEMPE            AZ   85283          1            12/13/00         10
    0432672814                           03           02/01/01         35
    6568774                              O            01/01/31
    0


    4526387          F28/G01             F          109,695.00         ZZ
                                         360        109,412.27          1
                                       8.250            824.11        103
                                       8.000            824.11
    PELHAM           AL   35124          1            12/15/00         11
    0432672665                           05           02/01/01         35
    00012006                             O            01/01/31
    0


    4526869          T17/G01             F          130,295.00         ZZ
                                         360        130,295.00          1
                                       9.875          1,131.41        103
                                       9.625          1,131.41
    ANDERSON         SC   29621          2            04/06/01         23
    0432723153                           05           06/01/01          0
    01030705                             O            05/01/31
    0


1


    4528015          U59/G01             F          173,350.00         ZZ
                                         360        173,257.75          1
                                       9.125          1,410.44        106
                                       8.875          1,410.44
    LAS VEGAS        NV   89107          1            03/29/01         23
    0432706489                           05           05/01/01          0
    01933800788854                       O            04/01/31
    0


    4529023          Q64/G01             F          160,550.00         ZZ
                                         360        160,468.92          1
                                       9.375          1,335.38         95
                                       9.125          1,335.38
    LAKE WORTH       FL   33463          1            03/29/01         23
    0432774420                           03           05/01/01          0
    0101747909                           N            04/01/31
    0


    4529048          F28/G01             F          113,190.00         ZZ
                                         360        112,907.15          1
                                       9.500            951.76         99
                                       9.250            951.76
    FORT WORTH       TX   76135          1            11/30/00         10
    0432673515                           03           01/01/01         35
    DC969898                             O            12/01/30
    0


    4529224          F28/G01             F          117,500.00         ZZ
                                         360        116,188.78          1
                                       9.000            945.43        102
                                       8.750            945.43
    FLOYDS KNOBS     IN   47119          1            10/18/00         01
    0432686731                           05           12/01/00         35
    6159919                              O            11/01/30
    0


    4529687          642/G01             F           51,895.00         ZZ
                                         360         51,895.00          1
                                       8.750            408.26        107
                                       8.500            408.26
    NORFOLK          VA   23502          1            04/17/01         23
    0432747202                           07           06/01/01          0
    03194301                             O            05/01/31
    0


    4530176          F28/G01             F          120,000.00         ZZ
                                         360        119,733.63          1
                                       7.875            870.08        100
                                       7.625            870.08
1


    WILMINGTON       NC   28405          1            02/16/01         10
    0432672798                           03           04/01/01         35
    6355814                              O            03/01/31
    0


    4530921          948/G01             F           59,740.00         ZZ
                                         360         59,715.60          1
                                      10.375            540.90        103
                                      10.125            540.90
    BEMIDJI          MN   56601          1            03/23/01         23
    0432690915                           05           05/01/01          0
    56929                                O            04/01/31
    0


    4531736          E22/G01             F           54,950.00         ZZ
                                         360         54,922.25          1
                                       9.375            457.05        101
                                       9.125            457.05
    HOUSTON          TX   77032          1            03/22/01         23
    0412294415                           09           05/01/01          0
    0412294415                           O            04/01/31
    0


    4531742          E22/G01             F          259,000.00         ZZ
                                         360        258,872.61          1
                                       9.500          2,177.81        100
                                       9.000          2,177.81
    HENDERSON        NV   89014          1            03/06/01         23
    0412383689                           03           05/01/01          0
    0412383689                           O            04/01/31
    0


    4531751          E22/G01             F          137,750.00         ZZ
                                         360        137,682.24          1
                                       9.500          1,158.28         95
                                       9.250          1,158.28
    SACRAMENTO       CA   95818          1            03/23/01         23
    0412401549                           05           05/01/01          0
    0412401549                           N            04/01/31
    0


    4531755          E22/G01             F          227,000.00         ZZ
                                         360        226,876.01          1
                                       9.000          1,826.49        106
                                       8.750          1,826.49
    VACAVILLE        CA   95687          1            03/16/01         23
    0412418600                           05           05/01/01          0
    0412418600                           O            04/01/31
    0
1




    4531788          E22/G01             F          129,470.00         ZZ
                                         360        129,406.32          1
                                       9.500          1,088.65        107
                                       9.250          1,088.65
    INDIANAPOLIS     IN   46224          1            03/28/01         23
    0412461618                           03           05/01/01          0
    0412461618                           O            04/01/31
    0


    4531796          E22/G01             F          149,000.00         ZZ
                                         360        148,819.44          1
                                       9.500          1,252.87        107
                                       9.250          1,252.87
    MUSKEGON         MI   49442          1            03/28/01         23
    0412466674                           05           05/01/01          0
    0412466674                           O            04/01/31
    0


    4531801          E22/G01             F           80,250.00         ZZ
                                         360         80,209.47          2
                                       9.375            667.48         95
                                       9.125            667.48
    SOUTH BEND       IN   46616          1            03/28/01         23
    0412470122                           05           05/01/01          0
    0412470122                           N            04/01/31
    0


    4531841          E22/G01             F          137,950.00         ZZ
                                         360        137,882.14          1
                                       9.500          1,159.96        100
                                       9.250          1,159.96
    KANSAS CITY      KS   66109          1            03/28/01         23
    0412502809                           05           05/01/01          0
    0412502809                           O            04/01/31
    0


    4531842          E22/G01             F          131,300.00         ZZ
                                         360        131,230.13          1
                                       9.125          1,068.30        103
                                       8.875          1,068.30
    REDFORD          MI   48240          1            03/28/01         23
    0412503948                           05           05/01/01          0
    0412503948                           O            04/01/31
    0


    4531844          E22/G01             F          259,400.00         ZZ
                                         360        259,265.52          1
1


                                       9.250          2,134.02        103
                                       9.000          2,134.02
    BRIGHTON         CO   80601          1            03/27/01         23
    0412506842                           03           05/01/01          0
    0412506842                           O            04/01/31
    0


    4531847          E22/G01             F           99,395.00         ZZ
                                         360         99,349.84          1
                                       9.875            863.10        103
                                       9.625            863.10
    ARLINGTON        TX   76002          1            03/28/01         23
    0412510265                           05           05/01/01          0
    0412510265                           O            04/01/31
    0


    4531848          E22/G01             F          150,000.00         ZZ
                                         360        149,926.22          1
                                       9.500          1,261.28        100
                                       9.250          1,261.28
    DESTREHAN        LA   70047          1            03/28/01         23
    0412510356                           05           05/01/01          0
    0412510356                           O            04/01/31
    0


    4532423          E86/G01             F          165,850.00         ZZ
                                         360        165,763.12          1
                                       9.200          1,358.40        107
                                       8.950          1,358.40
    TUXEDO PARK      NY   10987          5            03/12/01         23
    0432682730                           05           05/01/01          0
    0000091486                           O            04/01/31
    0


    4532738          U59/G01             F           60,800.00         ZZ
                                         360         60,767.64          1
                                       9.125            494.69         95
                                       8.875            494.69
    GOOSE CREEK      SC   29445          1            04/09/01         23
    0432731388                           05           05/09/01          0
    800814792                            N            04/09/31
    0


    4533224          K81/G01             F          221,450.00         ZZ
                                         360        221,381.15          1
                                      11.625          2,214.15        103
                                      11.375          2,214.15
    SCOTTSDALE       AZ   85258          1            03/30/01         23
    0432724458                           03           05/01/01          0
1


    8001916                              O            04/01/31
    0


    4537834          Q64/G01             F           87,550.00         ZZ
                                         360         87,508.05          1
                                       9.625            744.17        103
                                       9.375            744.17
    MONROE           GA   30656          1            03/13/01         23
    0432739068                           05           05/01/01          0
    0101720001                           O            04/01/31
    0


    4537896          147/G01             F          233,500.00         ZZ
                                         360        233,500.00          1
                                      11.240          2,266.13        100
                                      10.990          2,266.13
    BONAIRE          GA   31005          1            04/17/01         23
    0432762938                           05           06/01/01          0
    10417851                             O            05/01/31
    0


    4538154          Q64/G01             F           56,950.00         ZZ
                                         360         56,895.22          1
                                       9.625            484.07         95
                                       9.375            484.07
    FOREST PARK      GA   30297          1            03/05/01         23
    0432690295                           05           04/01/01          0
    0101687101                           N            03/01/31
    0


    4538610          147/G01             F          146,000.00         ZZ
                                         360        145,924.31          2
                                       9.250          1,201.11        100
                                       9.000          1,201.11
    CAPE CORAL       FL   33914          1            03/30/01         23
    0432744019                           05           05/01/01          0
    10417231                             O            04/01/31
    0


    4540662          E22/G01             F          132,450.00         ZZ
                                         360        132,381.34          1
                                       9.250          1,089.63        104
                                       9.000          1,089.63
    FT. MITCHELL     KY   41017          1            03/29/01         23
    0412430209                           05           05/01/01          0
    0412430209                           O            04/01/31
    0


1


    4540666          E22/G01             F           75,900.00         ZZ
                                         360         75,862.67          1
                                       9.500            638.21        107
                                       9.000            638.21
    MECHANICSBURG    PA   17055          1            03/29/01         23
    0412438723                           09           05/01/01          0
    0412438723                           O            04/01/31
    0


    4540667          E22/G01             F          128,400.00         ZZ
                                         360        128,336.84          1
                                       9.500          1,079.66        107
                                       9.250          1,079.66
    FESTUS           MO   63028          2            03/23/01         23
    0412439044                           05           05/01/01          0
    0412439044                           O            04/01/31
    0


    4540675          E22/G01             F          109,400.00         ZZ
                                         360        109,356.53          1
                                      10.500          1,000.72        100
                                      10.250          1,000.72
    SCOTT            LA   70583          1            03/29/01         23
    0412456527                           05           05/01/01          0
    0412456527                           O            04/01/31
    0


    4540693          E22/G01             F          146,000.00         ZZ
                                         360        145,928.18          1
                                       9.500          1,227.65        100
                                       9.000          1,227.65
    GRESHAM          OR   97030          1            03/21/01         23
    0412478265                           05           05/01/01          0
    0412478265                           O            04/01/31
    0


    4540702          E22/G01             F          105,500.00         ZZ
                                         360        105,348.11          1
                                       9.500            887.10        106
                                       9.250            887.10
    OAK PARK         MI   48237          1            03/29/01         23
    0412490435                           05           05/01/01          0
    0412490435                           O            04/01/31
    0


    4540704          E22/G01             F           97,335.00         ZZ
                                         360         97,293.07          1
                                      10.125            863.19        103
                                       9.625            863.19
1


    MIAMI            FL   33126          1            03/29/01         23
    0412492084                           01           05/01/01          0
    0412492084                           O            04/01/31
    0


    4540712          E22/G01             F          190,500.00         ZZ
                                         360        190,384.59          1
                                       8.500          1,464.78        103
                                       8.250          1,464.78
    SACRAMENTO       CA   95823          1            03/26/01         23
    0412498784                           05           05/01/01          0
    0412498784                           O            04/01/31
    0


    4540916          G75/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                       8.750            589.24        107
                                       8.500            589.24
    RICHMOND         VA   23225          1            04/13/01         23
    0432748200                           05           06/01/01          0
    04317699                             O            05/01/31
    0


    4541871          808/G01             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       9.000            840.84         95
                                       8.750            840.84
    FRESNO           CA   93722          1            04/02/01         23
    0432743268                           05           06/01/01          0
    1                                    N            05/01/31
    0


    4542850          642/G01             F          193,757.00         ZZ
                                         360        193,757.00          1
                                       8.750          1,524.29        100
                                       8.500          1,524.29
    SAN DIEGO        CA   92114          5            04/23/01         23
    0432761328                           05           06/01/01          0
    03200401                             O            05/01/31
    0


    4544722          T17/G01             F          105,500.00         ZZ
                                         360        105,446.72          1
                                       9.375            877.50        103
                                       9.125            877.50
    ANDERSON         SC   29621          1            04/02/01         23
    0432738680                           05           05/01/01          0
    01030792                             O            04/01/31
    0
1




    4546968          E82/G01             F          135,000.00         ZZ
                                         360        134,930.01          1
                                       9.250          1,110.61        100
                                       9.000          1,110.61
    BELLINGHAM       WA   98226          1            03/30/01         23
    0400414454                           05           05/01/01          0
    0400414454                           O            04/01/31
    0


    4548882          808/G01             F           94,950.00         ZZ
                                         360         94,950.00          1
                                       9.250            781.14         95
                                       9.000            781.13
    FRESNO           CA   93704          1            04/02/01         23
    0432765295                           05           06/01/01          0
    4546639                              N            05/01/31
    0


    4549637          624/G01             F          201,100.00         ZZ
                                         360        201,100.00          1
                                       9.125          1,636.22        107
                                       8.875          1,636.22
    LOS BANOS        CA   93635          1            04/03/01         23
    0432700417                           05           06/01/01          0
    4110171183F                          O            05/01/31
    0


    4550024          N67/G01             F          181,000.00         ZZ
                                         360        180,910.97          1
                                       9.500          1,521.95        100
                                       9.250          1,521.95
    MESA             AZ   85207          1            03/23/01         23
    0432741080                           05           05/01/01          0
    1780005724                           O            04/01/31
    0


    4550626          T34/G01             F          166,300.00         ZZ
                                         360        166,220.33          1
                                       9.625          1,413.53        100
                                       9.375          1,413.53
    FREDERICK        MD   21703          1            04/05/01         23
    0432768604                           09           05/01/01          0
    9003126                              O            04/01/31
    0


    4551441          E86/G01             F          131,000.00         ZZ
                                         360        130,803.11          1
1


                                       9.450          1,096.74        100
                                       9.200          1,096.74
    VICTORVILLE      CA   92394          1            01/29/01         23
    0432697753                           05           03/01/01          0
    0000094127                           O            02/01/31
    0


    4552202          642/G01             F          181,700.00         ZZ
                                         360        181,700.00          1
                                       8.375          1,381.05        106
                                       8.125          1,381.05
    LAKESIDE         CA   92040          1            04/26/01         23
    0432775633                           05           06/01/01          0
    04163701                             O            05/01/31
    0


    4553059          E45/G01             F           78,850.00         ZZ
                                         360         78,804.67          1
                                       8.753            620.48         95
                                       8.503            620.48
    CONYERS          GA   30094          1            04/04/01         01
    0432746865                           05           05/01/01         30
    127926                               N            04/01/31
    0


    4553540          N67/G01             F          222,000.00         ZZ
                                         360        221,875.54          1
                                       8.875          1,766.33        107
                                       8.625          1,766.33
    HERCULES         CA   94547          1            03/15/01         23
    0432736320                           01           05/01/01          0
    1780005050                           O            04/01/31
    0


    4553652          Q01/G01             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       9.500            571.78        100
                                       9.250            571.78
    ALBION           MI   49224          1            04/09/01         23
    0432748234                           05           06/01/01          0
    64003901                             O            05/01/31
    0


    4554212          642/G01             F          165,400.00         ZZ
                                         360        165,326.83          1
                                      10.000          1,451.50        100
                                       9.750          1,451.50
    GIG HARBOR       WA   98329          4            03/27/01         23
    0432692697                           05           05/01/01          0
1


    03108501                             O            04/01/31
    0


    4556130          Q64/G01             F          136,000.00         ZZ
                                         360        135,934.84          1
                                       9.625          1,155.99        100
                                       9.375          1,155.99
    BRADENTON        FL   34207          1            03/19/01         23
    0432721074                           05           05/01/01          0
    0101734101                           O            04/01/31
    0


    4556555          286/G01             F          203,000.00         ZZ
                                         360        202,902.75          1
                                       9.625          1,725.48        100
                                       9.375          1,725.48
    TUCSON           AZ   85745          1            03/21/01         23
    0432701100                           05           05/01/01          0
    0281872                              O            04/01/31
    0


    4556640          642/G01             F          184,000.00         ZZ
                                         360        183,909.50          1
                                       9.500          1,547.17        107
                                       9.250          1,547.17
    WEST VALLEY CIT  UT   84128          2            03/16/01         23
    0432702934                           05           05/01/01          0
    02143401                             O            04/01/31
    0


    4557167          K15/G01             F           75,900.00         ZZ
                                         360         75,900.00          1
                                      10.500            694.29        100
                                      10.250            694.29
    NIAGARA FALLS    NY   14305          5            04/03/01         23
    0432704120                           05           06/01/01          0
    029505302828                         O            05/01/31
    0


    4557511          E45/G01             F          108,500.00         ZZ
                                         360        108,500.00          1
                                       9.000            873.02        103
                                       8.750            873.02
    OLDSMAR          FL   34677          1            04/06/01         23
    0432738805                           05           06/01/01          0
    109954                               O            05/01/31
    0


1


    4558368          737/G01             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       9.250            863.81        105
                                       9.000            863.81
    PUEBLO           CO   81004          5            04/16/01         23
    0432762177                           05           06/01/01          0
    2020065                              O            05/01/31
    0


    4560362          E22/G01             F          126,000.00         ZZ
                                         360        125,969.52          1
                                      12.750          1,369.23        100
                                      12.500          1,369.23
    PALM BEACH GARD  FL   33418          1            03/30/01         23
    0412312555                           01           05/01/01          0
    0412312555                           O            04/01/31
    0


    4560374          E22/G01             F           84,000.00         ZZ
                                         360         83,957.58          1
                                       9.375            698.67        105
                                       9.125            698.67
    DETROIT          MI   48205          1            03/30/01         23
    0412393647                           05           05/01/01          0
    0412393647                           O            04/01/31
    0


    4560387          E22/G01             F          241,900.00         ZZ
                                         360        241,818.33          1
                                      11.250          2,349.48        103
                                      10.750          2,349.48
    UPLAND           CA   91786          1            03/21/01         23
    0412414237                           05           05/01/01          0
    0412414237                           O            04/01/31
    0


    4560394          E22/G01             F          269,600.00         ZZ
                                         360        269,436.68          1
                                       8.500          2,072.99        107
                                       8.000          2,072.99
    SILVERDALE       WA   98383          1            03/26/01         23
    0412431256                           05           05/01/01          0
    0412431256                           O            04/01/31
    0


    4560400          E22/G01             F          156,550.00         ZZ
                                         360        156,499.97          1
                                      11.500          1,550.30        103
                                      11.000          1,550.30
1


    SHEPHERDSVILLE   KY   40165          1            03/29/01         23
    0412435752                           05           05/01/01          0
    0412435752                           O            04/01/31
    0


    4560402          E22/G01             F          126,950.00         ZZ
                                         360        126,892.32          1
                                       9.875          1,102.37        100
                                       9.375          1,102.37
    NORTH LAS VEGAS  NV   89030          1            03/28/01         23
    0412440273                           05           05/01/01          0
    0412440273                           O            04/01/31
    0


    4560409          E22/G01             F           29,350.00         ZZ
                                         360         29,338.33          1
                                      10.500            268.48        103
                                      10.250            268.48
    CARROLLTON       MI   48724          1            03/30/01         23
    0412451254                           05           05/01/01          0
    0412451254                           O            04/01/31
    0


    4560416          E22/G01             F          142,500.00         ZZ
                                         360        142,420.12          1
                                       8.875          1,133.79        100
                                       8.625          1,133.79
    WELLINGTON       FL   33414          1            03/30/01         23
    0412454225                           03           05/01/01          0
    0412454225                           O            04/01/31
    0


    4560417          E22/G01             F           90,000.00         ZZ
                                         360         89,950.84          1
                                       9.000            724.16        100
                                       8.500            724.16
    SAN DIEGO        CA   92116          1            03/28/01         23
    0412457129                           01           05/01/01          0
    0412457129                           O            04/01/31
    0


    4560424          E22/G01             F          162,000.00         ZZ
                                         360        161,918.20          1
                                       9.375          1,347.43        100
                                       9.125          1,347.43
    SALT LAKE CITY   UT   84124          1            03/27/01         23
    0412467250                           05           05/01/01          0
    0412467250                           O            04/01/31
    0
1




    4560427          E22/G01             F          180,250.00         ZZ
                                         360        180,158.97          1
                                       9.375          1,499.23        103
                                       9.125          1,499.23
    SAN BERNARDINO   CA   92407          1            03/27/01         23
    0412468522                           05           05/01/01          0
    0412468522                           O            04/01/31
    0


    4560430          E22/G01             F          102,800.00         ZZ
                                         360        101,757.02          1
                                       9.500            864.40        103
                                       9.000            864.40
    LEBANON          IN   46052          1            03/30/01         23
    0412469611                           05           05/01/01          0
    0412469611                           O            04/01/31
    0


    4560440          E22/G01             F           90,843.00         ZZ
                                         360         90,793.38          1
                                       9.000            730.94        107
                                       8.750            730.94
    EULESS           TX   76039          1            03/30/01         23
    0412474587                           07           05/01/01          0
    0412474587                           O            04/01/31
    0


    4560442          E22/G01             F           43,775.00         ZZ
                                         360         43,757.60          1
                                      10.500            400.43        103
                                      10.250            400.43
    LAKE CHARLES     LA   70601          1            03/30/01         23
    0412477465                           05           05/01/01          0
    0412477465                           O            04/01/31
    0


    4560447          E22/G01             F          202,710.00         ZZ
                                         360        202,590.32          1
                                       8.625          1,576.66        107
                                       8.125          1,576.66
    SHORELINE        WA   98155          1            03/16/01         23
    0412480170                           05           05/01/01          0
    0412480170                           O            04/01/31
    0


    4560457          E22/G01             F          148,000.00         ZZ
                                         360        147,418.21          1
1


                                       9.000          1,190.84        105
                                       8.750          1,190.84
    OAK HILLS        CA   92345          1            03/26/01         23
    0412485120                           05           05/01/01          0
    0412485120                           O            04/01/31
    0


    4560460          E22/G01             F          109,350.00         ZZ
                                         360        109,296.22          1
                                       9.500            919.47         95
                                       9.250            919.47
    CHARLOTTE        NC   28212          1            03/30/01         23
    0412487373                           05           05/01/01          0
    0412487373                           N            04/01/31
    0


    4560468          E22/G01             F           75,050.00         ZZ
                                         360         75,026.67          1
                                      11.625            750.38        103
                                      11.125            750.38
    BAY CITY         MI   48706          1            03/30/01         23
    0412491268                           05           05/01/01          0
    0412491268                           O            04/01/31
    0


    4560469          E22/G01             F          126,750.00         ZZ
                                         360        126,673.21          1
                                       8.500            974.60        107
                                       8.000            974.60
    RANCHO SANTA MA  CA   92688          1            03/27/01         23
    0412491474                           01           05/01/01          0
    0412491474                           O            04/01/31
    0


    4560487          E22/G01             F          116,000.00         ZZ
                                         360        115,944.43          1
                                       9.625            985.99        107
                                       9.375            985.99
    INDIANAPOLIS     IN   46218          1            03/30/01         23
    0412498669                           05           05/01/01          0
    0412498669                           O            04/01/31
    0


    4560494          E22/G01             F          197,950.00         ZZ
                                         360        197,847.37          1
                                       9.250          1,628.49        107
                                       9.000          1,628.49
    ROSEVILLE        CA   95661          1            03/28/01         23
    0412500217                           05           05/01/01          0
1


    0412500217                           O            04/01/31
    0


    4560495          E22/G01             F          149,700.00         ZZ
                                         360        149,613.87          1
                                       8.750          1,177.69        107
                                       8.500          1,177.69
    PORT ORCHARD     WA   98367          1            03/26/01         23
    0412500712                           05           05/01/01          0
    0412500712                           O            04/01/31
    0


    4560507          E22/G01             F          181,700.00         ZZ
                                         360        181,615.23          1
                                       9.750          1,561.08        100
                                       9.500          1,561.08
    BATAVIA          OH   45103          1            03/30/01         23
    0412506479                           05           05/01/01          0
    0412506479                           O            04/01/31
    0


    4560508          E22/G01             F          188,490.00         ZZ
                                         360        188,384.33          1
                                       8.875          1,499.71        103
                                       8.625          1,499.71
    MODESTO          CA   95355          1            03/28/01         23
    0412506602                           05           05/01/01          0
    0412506602                           O            04/01/31
    0


    4560509          E22/G01             F           91,100.00         ZZ
                                         360         91,067.51          1
                                      11.000            867.57        103
                                      10.500            867.57
    BOCA RATON       FL   33433          1            03/30/01         23
    0412506941                           01           05/01/01          0
    0412506941                           O            04/01/31
    0


    4560514          E22/G01             F           97,747.00         ZZ
                                         360         97,702.60          1
                                       9.875            848.78        103
                                       9.375            848.78
    SPRING           TX   77388          1            03/28/01         23
    0412510646                           03           05/01/01          0
    0412510646                           O            04/01/31
    0


1


    4560517          E22/G01             F          138,000.00         ZZ
                                         360        137,922.63          1
                                       8.875          1,097.99        100
                                       8.625          1,097.99
    CLAWSON          MI   48017          1            03/30/01         23
    0412512808                           05           05/01/01          0
    0412512808                           O            04/01/31
    0


    4560519          E22/G01             F           75,905.00         ZZ
                                         360         75,856.60          1
                                       8.250            570.25         95
                                       7.750            570.25
    MCKINNEY         TX   75069          1            03/30/01         23
    0412514879                           05           05/01/01          0
    0412514879                           N            04/01/31
    0


    4560524          E22/G01             F           64,093.00         ZZ
                                         360         64,060.64          1
                                       9.375            533.09        107
                                       9.125            533.09
    DALLAS           TX   75224          1            03/30/01         23
    0412519712                           05           05/01/01          0
    0412519712                           O            04/01/31
    0


    4560525          E22/G01             F          114,348.00         ZZ
                                         360        114,288.72          1
                                       9.250            940.71        104
                                       9.000            940.71
    AUSTIN           TX   78758          1            03/30/01         23
    0412520199                           05           05/01/01          0
    0412520199                           O            04/01/31
    0


    4560529          E22/G01             F          169,850.00         ZZ
                                         360        169,770.76          2
                                       9.750          1,459.27        100
                                       9.500          1,459.27
    AUSTIN           TX   78758          1            03/30/01         23
    0412525057                           05           05/01/01          0
    0412525057                           O            04/01/31
    0


    4560533          E22/G01             F           87,100.00         ZZ
                                         360         87,056.02          1
                                       9.375            724.45        100
                                       8.875            724.45
1


    JACKSONVILLE     FL   32211          1            03/30/01         23
    0412530628                           05           05/01/01          0
    0412530628                           O            04/01/31
    0


    4560921          U59/G01             F          225,000.00         ZZ
                                         360        224,886.45          1
                                       9.378          1,871.93        100
                                       9.128          1,871.93
    SUMMERLAND KEY   FL   33042          1            04/09/01         23
    0432741684                           05           05/09/01          0
    800809044                            O            04/09/31
    0


    4561008          E45/G01             F           80,250.00         ZZ
                                         360         80,250.00          1
                                       9.000            645.71        107
                                       8.750            645.71
    ORLANDO          FL   32822          1            04/20/01         23
    0432762680                           09           06/01/01          0
    132155                               O            05/01/31
    0


    4561034          N67/G01             F          162,600.00         ZZ
                                         360        162,528.07          1
                                      10.000          1,426.93        101
                                       9.750          1,426.93
    CHANDLER         AZ   85226          1            03/21/01         23
    0432704955                           03           05/01/01          0
    1780005602                           O            04/01/31
    0


    4561300          K15/G01             F          104,300.00         ZZ
                                         360        104,300.00          1
                                       9.500            877.01        102
                                       9.250            877.01
    DETROIT          MI   48219          5            04/05/01         23
    0432710283                           05           06/01/01          0
    035805302575                         O            05/01/31
    0


    4562907          T27/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.750            786.70        107
                                       8.500            786.70
    CHERRYLOG        GA   30522          1            04/03/01         23
    0432747707                           05           06/01/01          0
    9215010003746                        O            05/01/31
    0
1




    4563865          940/G01             F          256,950.00         ZZ
                                         360        256,950.00          1
                                       9.125          2,090.63        100
                                       8.875          2,090.63
    UPLAND           CA   91784          1            04/05/01         23
    0432711638                           05           06/01/01          0
    CP5413                               O            05/01/31
    0


    4564275          B57/G01             F          154,500.00         ZZ
                                         360        154,500.00          1
                                       9.625          1,313.23        103
                                       9.375          1,313.23
    GILBERT          AZ   85233          1            04/04/01         23
    0432743359                           05           06/01/01          0
    21A0136                              O            05/01/31
    0


    4564329          A11/G01             F          143,221.00         ZZ
                                         360        143,100.36          1
                                      10.250          1,283.41        103
                                      10.000          1,283.41
    JERSEY CITY      NJ   07305          1            03/19/01         23
    0432725349                           01           04/19/01          0
    4611433716                           O            03/19/31
    0


    4565781          147/G01             F          101,000.00         ZZ
                                         360        101,000.00          1
                                       9.500            849.27        107
                                       9.250            849.26
    FRANKFORT        KY   40601          1            04/09/01         23
    0432745859                           05           06/01/01          0
    10413659                             O            05/01/31
    0


    4566034          U59/G01             F          235,400.00         ZZ
                                         360        235,290.18          1
                                       9.750          2,022.45        107
                                       9.500          2,022.45
    BURTONSVILLE     MD   20866          5            04/12/01         23
    0432746113                           09           05/17/01          0
    800796567                            O            04/17/31
    0


    4566251          G75/G01             F          212,100.00         ZZ
                                         360        212,100.00          1
1


                                       8.875          1,687.57        105
                                       8.625          1,687.57
    LAUREL           MD   20723          1            04/13/01         23
    0432748184                           05           06/01/01          0
    04325583                             O            05/01/31
    0


    4566929          E45/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       8.875          1,209.38        100
                                       8.625          1,209.38
    LAWRENCEVILLE    GA   30044          2            04/06/01         23
    0432746089                           05           06/01/01          0
    121049                               O            05/01/31
    0


    4568131          E22/G01             F           83,400.00         ZZ
                                         360         83,367.74          1
                                      10.625            770.70        103
                                      10.375            770.70
    REIDSVILLE       NC   27320          9            03/28/01         23
    0412429706                           05           05/01/01          0
    0412429706                           O            04/01/31
    0


    4568167          E22/G01             F           58,900.00         ZZ
                                         360         58,868.66          1
                                       9.125            479.23        100
                                       8.875            479.23
    MARGATE          FL   33063          1            04/02/01         23
    0412482242                           01           05/01/01          0
    0412482242                           O            04/01/31
    0


    4568186          E22/G01             F          120,700.00         ZZ
                                         360        120,640.63          1
                                       9.500          1,014.91        100
                                       9.250          1,014.91
    SUMMERVILLE      SC   29485          1            04/02/01         23
    0412493827                           05           05/01/01          0
    0412493827                           O            04/01/31
    0


    4568188          E22/G01             F          125,150.00         ZZ
                                         360        125,090.05          1
                                       9.625          1,063.76        107
                                       9.375          1,063.76
    DULUTH           MN   55811          9            03/28/01         23
    0412495194                           05           05/01/01          0
1


    0412495194                           O            04/01/31
    0


    4568190          E22/G01             F           67,500.00         ZZ
                                         360         67,460.15          2
                                       8.625            525.01        100
                                       8.125            525.01
    GALVESTON        TX   77550          1            04/02/01         23
    0412496416                           05           05/01/01          0
    0412496416                           O            04/01/31
    0


    4568193          E22/G01             F          112,270.00         ZZ
                                         360        112,214.77          1
                                       9.500            944.03        103
                                       9.000            944.03
    FOUNTAIN         CO   80817          1            04/02/01         23
    0412502692                           05           05/01/01          0
    0412502692                           O            04/01/31
    0


    4568194          E22/G01             F           51,397.00         ZZ
                                         360         51,376.57          1
                                      10.500            470.15        103
                                      10.250            470.15
    KENNEWICK        WA   99336          1            03/23/01         23
    0412503427                           05           05/01/01          0
    0412503427                           O            04/01/31
    0


    4568202          E22/G01             F          139,000.00         ZZ
                                         360        138,956.78          2
                                      11.625          1,389.78        100
                                      11.125          1,389.78
    NASHUA           NH   03060          1            04/02/01         23
    0412515215                           05           05/01/01          0
    0412515215                           O            04/01/31
    0


    4568545          U62/G01             F          108,250.00         ZZ
                                         360        108,180.97          1
                                       8.250            813.25        104
                                       8.000            813.25
    CHESAPEAKE       VA   23321          9            03/23/01         23
    0432758951                           05           05/01/01          0
    2001235361                           O            04/01/31
    0


1


    4568810          253/G01             F          177,880.00         ZZ
                                         360        177,766.57          1
                                       8.250          1,336.36        100
                                       8.000          1,336.36
    FORT WORTH       TX   76135          1            03/22/01         23
    0432698587                           05           05/01/01          0
    964165                               O            04/01/31
    0


    4571243          685/G01             F          137,000.00         ZZ
                                         360        137,000.00          1
                                       8.875          1,090.03        100
                                       8.625          1,090.03
    SANTA ANA        CA   92704          1            04/16/01         23
    0432756203                           01           06/01/01          0
    603061                               O            05/01/31
    0


    4571325          147/G01             F          247,200.00         ZZ
                                         360        247,200.00          1
                                       9.990          2,167.54        103
                                       9.740          2,167.54
    EL CAJON         CA   92020          5            04/06/01         23
    0432763027                           05           06/01/01          0
    10417621                             O            05/01/31
    0


    4572026          Q78/G01             F          140,000.00         ZZ
                                         360        139,936.39          1
                                       9.875          1,215.69        107
                                       9.625          1,215.69
    SPRINGFIELD      MO   65810          1            03/12/01         23
    0432706687                           05           05/01/01          0
    681639                               O            04/01/31
    0


    4573025          Q78/G01             F          109,140.00         ZZ
                                         360        109,090.41          1
                                       9.875            947.72        107
                                       9.625            947.72
    LANSING          MI   48906          9            03/22/01         23
    0432755379                           05           05/01/01          0
    683362                               O            04/01/31
    0


    4574009          642/G01             F          154,500.00         ZZ
                                         360        154,429.81          1
                                       9.875          1,341.60        103
                                       9.625          1,341.60
1


    DODGE CITY       KS   67801          2            03/26/01         23
    0432755585                           05           05/01/01          0
    02169501                             O            04/01/31
    0


    4574147          642/G01             F           98,215.00         ZZ
                                         360         98,169.18          1
                                       9.750            843.82        103
                                       9.500            843.82
    COLUMBIA         SC   29223          1            03/26/01         23
    0432708402                           05           05/01/01          0
    02174501                             O            04/01/31
    0


    4575666          147/G01             F          123,710.00         ZZ
                                         360        123,710.00          1
                                       9.375          1,028.96        100
                                       9.125          1,028.96
    LAKEWOOD         CO   80214          1            04/16/01         23
    0432744621                           05           06/01/01          0
    10418624                             O            05/01/31
    0


    4576411          E22/G01             F          225,000.00         ZZ
                                         360        224,889.33          1
                                       9.500          1,891.92        100
                                       9.250          1,891.92
    SCOTTSDALE       AZ   85254          1            03/07/01         23
    0412416802                           05           05/01/01          0
    0412416802                           O            04/01/31
    0


    4576416          E22/G01             F          161,600.00         ZZ
                                         360        161,507.02          1
                                       8.750          1,271.31        103
                                       8.250          1,271.31
    PASO ROBLES      CA   93446          1            03/28/01         23
    0412441909                           03           05/01/01          0
    0412441909                           O            04/01/31
    0


    4576434          E22/G01             F          117,500.00         ZZ
                                         360        117,437.47          2
                                       9.125            956.02        100
                                       8.875            956.02
    ROSEBURG         OR   97470          1            03/27/01         23
    0412480469                           05           05/01/01          0
    0412480469                           O            04/01/31
    0
1




    4576438          E22/G01             F          152,300.00         ZZ
                                         360        152,253.94          1
                                      11.750          1,537.33        103
                                      11.500          1,537.33
    LAS VEGAS        NV   89123          1            03/30/01         23
    0412486409                           03           05/01/01          0
    0412486409                           O            04/01/31
    0


    4576449          E22/G01             F           39,100.00         ZZ
                                         360         39,084.47          1
                                      10.500            357.66        103
                                      10.250            357.66
    CROMWELL         IN   46732          1            04/03/01         23
    0412499782                           05           05/01/01          0
    0412499782                           O            04/01/31
    0


    4576460          E22/G01             F          107,000.00         ZZ
                                         360        107,000.00          1
                                       9.500            899.71        100
                                       9.250            899.71
    HOPKINS          MN   55343          1            04/03/01         23
    0412505869                           03           06/01/01          0
    0412505869                           O            05/01/31
    0


    4578551          U59/G01             F          112,270.00         ZZ
                                         360        112,218.99          1
                                       9.875            974.90        103
                                       9.625            974.90
    WASHINGTON       DC   20032          5            04/09/01         23
    0432741643                           09           05/13/01          0
    800797652                            O            04/13/31
    0


    4578718          T17/G01             F          133,646.00         ZZ
                                         360        133,586.88          1
                                      10.000          1,172.84        107
                                       9.750          1,172.84
    GREENSBORO       NC   27409          5            04/09/01         23
    0432722791                           05           05/08/01          0
    01030480                             O            04/08/31
    0


    4582121          642/G01             F           75,700.00         ZZ
                                         360         75,665.61          1
1


                                       9.875            657.34        103
                                       9.625            657.34
    MIAMI            FL   33176          5            03/28/01         23
    0432703023                           01           05/01/01          0
    02184301                             O            04/01/31
    0


    4582147          B57/G01             F          181,500.00         ZZ
                                         360        181,500.00          1
                                      10.750          1,694.27        103
                                      10.500          1,694.27
    SCOTTSDALE       AZ   85254          1            04/24/01         23
    0432780179                           05           06/01/01          0
    21A0190                              O            05/01/31
    0


    4584011          E22/G01             F          176,100.00         ZZ
                                         360        176,006.28          1
                                       9.125          1,432.81        103
                                       8.625          1,432.81
    BEAVERTON        OR   97006          1            03/30/01         23
    0412484750                           05           05/01/01          0
    0412484750                           O            04/01/31
    0


    4584027          E22/G01             F           64,200.00         ZZ
                                         360         64,165.84          1
                                       9.125            522.35        107
                                       8.875            522.35
    MONITER          WA   98836          1            03/27/01         23
    0412495426                           05           05/01/01          0
    0412495426                           O            04/01/31
    0


    4584032          E22/G01             F          238,950.00         ZZ
                                         360        238,950.00          1
                                       9.500          2,009.22        100
                                       9.250          2,009.22
    SAN DIEGO        CA   92122          1            03/29/01         23
    0412500274                           01           06/01/01          0
    0412500274                           O            05/01/31
    0


    4584694          Q64/G01             F          151,300.00         ZZ
                                         360        151,210.67          1
                                       8.625          1,176.80        100
                                       8.375          1,176.80
    JENSEN BEACH     FL   34957          1            03/30/01         23
    0432733608                           03           05/01/01          0
1


    0101772200                           O            04/01/31
    0


    4584939          Q64/G01             F           63,650.00         ZZ
                                         360         63,619.51          1
                                       9.625            541.02         95
                                       9.375            541.02
    LITHONIA         GA   30058          1            03/30/01         23
    0432741882                           05           05/01/01          0
    0101642700                           N            04/01/31
    0


    4585582          K81/G01             F          227,900.00         ZZ
                                         360        227,900.00          1
                                      10.875          2,148.85        100
                                      10.625          2,148.85
    FORT MYERS       FL   33912          1            04/20/01         23
    0432762607                           03           06/01/01          0
    2004923                              O            05/01/31
    0


    4586710          642/G01             F          150,380.00         ZZ
                                         360        150,320.25          1
                                      10.500          1,375.58        103
                                      10.250          1,375.58
    KNOXVILLE        TN   37923          9            03/29/01         23
    0432714277                           05           05/01/01          0
    03119101                             O            04/01/31
    0


    4586897          N67/G01             F          141,900.00         ZZ
                                         360        141,832.03          1
                                       9.625          1,206.13        100
                                       9.375          1,206.13
    LAS VEGAS        NV   89123          1            03/02/01         23
    0432741023                           09           05/01/01          0
    001543                               O            04/01/31
    0


    4587092          808/G01             F          242,055.00         ZZ
                                         360        242,055.00          1
                                       8.750          1,904.25         99
                                       8.500          1,904.25
    THOUSAND OAKS    CA   91362          1            04/10/01         23
    0432739381                           01           06/01/01          0
    9502615                              O            05/01/31
    0


1


    4587547          642/G01             F          177,000.00         ZZ
                                         360        176,910.61          1
                                       9.375          1,472.20        102
                                       9.125          1,472.20
    COARSEGOLD       CA   93614          5            03/30/01         23
    0432698769                           05           05/01/01          0
    02109601                             O            04/01/31
    0


    4588082          P57/G01             F           85,000.00         ZZ
                                         360         84,968.00          1
                                      10.750            793.46        100
                                      10.500            793.46
    MAPLE HEIGHTS    OH   44137          1            04/12/01         23
    0432778306                           05           05/12/01          0
    9809986                              O            04/12/31
    0


    4590407          K15/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                      10.375            678.15        100
                                      10.125            678.15
    GALLATIN         MO   64640          5            04/11/01         23
    0432738425                           05           06/01/01          0
    027505305480                         O            05/01/31
    0


    4591586          E22/G01             F          191,500.00         ZZ
                                         360        191,437.09          1
                                      11.375          1,878.17         99
                                      10.875          1,878.17
    SOUTHGATE        MI   48195          1            03/08/01         23
    0412444960                           05           05/01/01          0
    0412444960                           O            04/01/31
    0


    4591587          E22/G01             F           81,950.00         ZZ
                                         360         81,909.69          1
                                       9.500            689.08        100
                                       9.250            689.08
    LITTLE RIVER     SC   29566          1            04/05/01         23
    0412447351                           05           05/01/01          0
    0412447351                           O            04/01/31
    0


    4591588          E22/G01             F          249,500.00         ZZ
                                         360        249,374.01          1
                                       9.375          2,075.21        100
                                       9.125          2,075.21
1


    COOL             CA   95614          1            03/30/01         23
    0412450348                           03           05/01/01          0
    0412450348                           O            04/01/31
    0


    4591595          E22/G01             F          149,300.00         ZZ
                                         360        149,300.00          1
                                       9.375          1,241.80        107
                                       8.875          1,241.80
    SACRAMENTO       CA   95828          1            03/29/01         23
    0412475923                           05           06/01/01          0
    0412475923                           O            05/01/31
    0


    4591596          E22/G01             F          243,650.00         ZZ
                                         360        243,476.89          1
                                       8.250          1,830.46        106
                                       7.750          1,830.46
    ARLINGTON        WA   98223          1            03/29/01         23
    0412477770                           05           05/01/01          0
    0412477770                           O            04/01/31
    0


    4591611          E22/G01             F           67,450.00         ZZ
                                         360         67,450.00          2
                                       9.500            567.16         95
                                       9.250            567.16
    MARTINSBURG      WV   25401          1            04/05/01         23
    0412497174                           05           06/01/01          0
    0412497174                           N            05/01/31
    0


    4591619          E22/G01             F           84,450.00         ZZ
                                         360         84,450.00          2
                                       9.500            710.10         95
                                       9.250            710.10
    WESTLAND         MI   48185          1            04/05/01         23
    0412509762                           05           06/01/01          0
    0412509762                           N            05/01/31
    0


    4591621          E22/G01             F          146,757.00         ZZ
                                         360        144,569.11          1
                                       9.250          1,207.33        106
                                       9.000          1,207.33
    CITRUS HEIGHTS   CA   95610          1            04/03/01         23
    0412511743                           05           05/01/01          0
    0412511743                           O            04/01/31
    0
1




    4591625          E22/G01             F          109,300.00         ZZ
                                         360        109,246.24          1
                                       9.500            919.05         96
                                       9.250            919.05
    LAWNSIDE         NJ   08045          1            04/05/01         23
    0412519993                           05           05/01/01          0
    0412519993                           O            04/01/31
    0


    4591626          E22/G01             F          146,000.00         ZZ
                                         360        145,926.28          1
                                       9.375          1,214.35        100
                                       9.125          1,214.35
    EAGLE MOUNTAIN   UT   84043          1            03/30/01         23
    0412521874                           03           05/01/01          0
    0412521874                           O            04/01/31
    0


    4591634          E22/G01             F           61,050.00         ZZ
                                         360         61,016.03          1
                                       9.500            513.34        100
                                       9.250            513.34
    KATY             TX   77449          1            04/04/01         23
    0412542375                           03           05/01/01          0
    0412542375                           O            04/01/31
    0


    4591851          Q64/G01             F           56,500.00         ZZ
                                         360         56,472.29          1
                                       9.500            475.09        100
                                       9.250            475.09
    BOCA RATON       FL   33427          1            03/28/01         23
    0432721561                           01           05/01/01          0
    0101722502                           O            04/01/31
    0


    4597696          K83/G01             F          175,800.00         ZZ
                                         360        175,717.99          1
                                       9.750          1,510.39        100
                                       9.500          1,510.39
    LAWRENCEVILLE    GA   30044          5            03/27/01         23
    0432693570                           05           05/01/01          0
    23189954                             O            04/01/31
    0


    4598066          Q78/G01             F           95,230.00         ZZ
                                         360         95,230.00          1
1


                                       8.990            765.56        107
                                       8.740            765.56
    CLARKSVILLE      TN   37043          2            03/30/01         23
    0432697548                           05           06/01/01          0
    683778                               O            05/01/31
    0


    4599366          B57/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       9.375          2,162.55        100
                                       9.125          2,162.55
    (WEST HILLS ARE  CA   91307          1            04/17/01         23
    0432761435                           05           06/01/01          0
    2112936                              O            05/01/31
    0


    4599867          E22/G01             F          214,000.00         ZZ
                                         360        213,900.16          1
                                       9.750          1,838.59        107
                                       9.250          1,838.59
    SACRAMENTO       CA   95825          5            03/23/01         23
    0412472714                           05           05/01/01          0
    0412472714                           O            04/01/31
    0


    4599872          E22/G01             F           89,600.00         ZZ
                                         360         89,600.00          1
                                      10.625            827.99         99
                                      10.375            827.99
    BEREA            KY   40403          1            04/06/01         23
    0412484032                           05           06/01/01          0
    0412484032                           O            05/01/31
    0


    4599876          E22/G01             F          137,750.00         ZZ
                                         360        137,750.00          2
                                       9.500          1,158.28         95
                                       9.000          1,158.28
    MEMPHIS          TN   38104          1            04/06/01         23
    0412486151                           05           06/01/01          0
    0412486151                           N            05/01/31
    0


    4599892          E22/G01             F          226,950.00         ZZ
                                         360        226,950.00          1
                                       8.750          1,785.42        104
                                       8.500          1,785.42
    FULLERTON        CA   92833          1            04/03/01         23
    0412500902                           05           06/01/01          0
1


    0412500902                           O            05/01/31
    0


    4599894          E22/G01             F          115,000.00         ZZ
                                         360        115,000.00          1
                                      10.500          1,051.95        100
                                      10.250          1,051.95
    SEYMOUR          TN   37865          1            04/06/01         23
    0412501744                           05           06/01/01          0
    0412501744                           O            05/01/31
    0


    4599896          E22/G01             F          126,100.00         ZZ
                                         360        126,100.00          1
                                       9.500          1,060.32         95
                                       9.250          1,060.32
    HENDERSON        NV   89015          1            03/30/01         23
    0412503054                           03           06/01/01          0
    0412503054                           N            05/01/31
    0


    4599902          E22/G01             F          124,150.00         ZZ
                                         360        124,150.00          1
                                       9.500          1,043.92         95
                                       9.250          1,043.92
    HENDERSON        NV   89015          1            03/30/01         23
    0412505505                           03           06/01/01          0
    0412505505                           N            05/01/31
    0


    4599906          E22/G01             F           74,900.00         ZZ
                                         360         74,860.14          1
                                       9.125            609.41        100
                                       8.625            609.41
    RIVIERA BEACH    FL   33404          1            04/06/01         23
    0412507824                           01           05/01/01          0
    0412507824                           O            04/01/31
    0


    4599909          E22/G01             F          234,000.00         ZZ
                                         360        233,878.69          1
                                       9.250          1,925.06        100
                                       9.000          1,925.06
    MOUNT PLEASANT   SC   29464          1            04/04/01         23
    0412510273                           05           05/01/01          0
    0412510273                           O            04/01/31
    0


1


    4599914          E22/G01             F           90,900.00         ZZ
                                         360         90,900.00          1
                                       9.625            772.64        107
                                       9.125            772.64
    BASTROP          TX   78602          1            04/05/01         23
    0412513905                           05           06/01/01          0
    0412513905                           O            05/01/31
    0


    4599929          E22/G01             F          109,250.00         ZZ
                                         360        109,187.14          1
                                       8.750            859.47         95
                                       8.500            859.47
    HOUSTON          TX   77019          1            04/04/01         23
    0412521270                           01           05/01/01          0
    0412521270                           N            04/01/31
    0


    4599939          E22/G01             F           82,500.00         ZZ
                                         360         82,500.00          1
                                       9.500            693.70        100
                                       9.000            693.70
    ROME             GA   30165          1            04/06/01         23
    0412530370                           05           06/01/01          0
    0412530370                           O            05/01/31
    0


    4599940          E22/G01             F          123,050.00         ZZ
                                         360        122,981.02          1
                                       8.875            979.04        107
                                       8.375            979.04
    PENSACOLA        FL   32501          1            04/06/01         23
    0412532798                           05           05/01/01          0
    0412532798                           O            04/01/31
    0


    4599942          E22/G01             F           75,000.00         ZZ
                                         360         75,000.00          1
                                       9.500            630.64        100
                                       9.250            630.64
    CHALMETTE        LA   70043          1            04/06/01         23
    0412537748                           05           06/01/01          0
    0412537748                           O            05/01/31
    0


    4599944          E22/G01             F           71,000.00         ZZ
                                         360         70,960.19          1
                                       8.875            564.91        100
                                       8.375            564.91
1


    NAPLES           FL   34105          1            04/06/01         23
    0412544561                           01           05/01/01          0
    0412544561                           O            04/01/31
    0


    4600439          G75/G01             F          157,800.00         ZZ
                                         360        157,711.53          1
                                       8.875          1,255.53        106
                                       8.625          1,255.53
    NEW CUMBERLAND   PA   17070          1            03/30/01         23
    0432749489                           05           05/01/01          0
    04278986                             O            04/01/31
    0


    4602249          Q78/G01             F          139,100.00         ZZ
                                         360        139,100.00          1
                                       9.875          1,207.88        107
                                       9.625          1,207.88
    GIG HARBOR       WA   98329          5            03/28/01         23
    0432707479                           05           06/01/01          0
    681781                               O            05/01/31
    0


    4602918          U28/G01             F          105,590.00         ZZ
                                         360        105,590.00          1
                                       9.250            868.66        106
                                       9.000            868.66
    CHATTANOOGA      TN   37412          1            04/11/01         23
    0432755924                           05           06/01/01          0
    010201                               O            05/01/31
    0


    4605626          642/G01             F          200,000.00         ZZ
                                         360        199,911.53          1
                                      10.000          1,755.14        103
                                       9.750          1,755.14
    GALLATIN         TN   37066          5            03/31/01         23
    0432704054                           05           05/01/01          0
    03131601                             O            04/01/31
    0


    4607689          E22/G01             F           82,900.00         ZZ
                                         360         82,900.00          1
                                       9.750            712.24        100
                                       9.250            712.24
    DERRY            NH   03038          1            04/09/01         23
    0412481848                           01           06/01/01          0
    0412481848                           O            05/01/31
    0
1




    4607693          E22/G01             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       9.125          1,139.09        100
                                       8.625          1,139.09
    PORTLAND         OR   97236          1            04/03/01         23
    0412489304                           05           06/01/01          0
    0412489304                           O            05/01/31
    0


    4607708          E22/G01             F           79,700.00         ZZ
                                         360         79,603.00          1
                                       9.375            662.90        107
                                       9.125            662.90
    STONINGTON       CT   06379          1            04/09/01         23
    0412501603                           05           05/01/01          0
    0412501603                           O            04/01/31
    0


    4607873          E87/G01             F          195,275.00         ZZ
                                         360        195,178.95          1
                                       9.500          1,641.98        107
                                       9.250          1,641.98
    BOWIE            MD   20715          2            03/30/01         23
    0432753192                           05           05/01/01          0
    01030118                             O            04/01/31
    0


    4609983          147/G01             F          138,947.00         ZZ
                                         360        138,947.00          1
                                       9.375          1,155.70        100
                                       9.125          1,155.70
    WYANDOTTE        MI   48192          1            04/12/01         23
    0432755528                           05           06/01/01          0
    10417336                             O            05/01/31
    0


    4612596          K15/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                      10.375            678.15        100
                                      10.125            678.15
    BATTLE CREEK     MI   49015          5            04/16/01         23
    0432739860                           05           06/01/01          0
    035905303160                         O            05/01/31
    0


    4615507          E22/G01             F          139,050.00         ZZ
                                         360        139,050.00          1
1


                                      10.250          1,246.03        103
                                      10.000          1,246.03
    TACOMA           WA   98408          2            03/29/01         23
    0412461121                           05           06/01/01          0
    0412461121                           O            05/01/31
    0


    4615516          E22/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
                                       9.500          1,917.15         95
                                       9.250          1,917.15
    NILES            MI   49120          5            04/10/01         23
    0412485328                           05           06/01/01          0
    0412485328                           N            05/01/31
    0


    4615522          E22/G01             F          175,100.00         ZZ
                                         360        175,100.00          1
                                      10.000          1,536.63        103
                                       9.500          1,536.63
    MANTECA          CA   95337          1            04/03/01         23
    0412495939                           05           06/01/01          0
    0412495939                           O            05/01/31
    0


    4615524          E22/G01             F          214,900.00         ZZ
                                         360        214,900.00          1
                                      11.000          2,046.54        100
                                      10.750          2,046.54
    ALLEN            TX   75013          1            04/10/01         23
    0412499493                           03           06/01/01          0
    0412499493                           O            05/01/31
    0


    4615527          E22/G01             F          257,200.00         ZZ
                                         360        257,200.00          1
                                       9.125          2,092.66        105
                                       8.625          2,092.66
    HERCULES         CA   94547          1            04/04/01         23
    0412504888                           09           06/01/01          0
    0412504888                           O            05/01/31
    0


    4615529          E22/G01             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       8.250          1,239.59        100
                                       7.750          1,239.59
    MIAMI            FL   33175          9            04/05/01         23
    0412509440                           05           06/01/01          0
1


    0412509440                           O            05/01/31
    0


    4615544          E22/G01             F          100,400.00         ZZ
                                         360        100,400.00          1
                                       8.500            771.99        106
                                       8.000            771.99
    THE COLONY       TX   75056          1            04/10/01         23
    0412533044                           05           06/01/01          0
    0412533044                           O            05/01/31
    0


    4616394          U05/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                      10.000            723.12        103
                                       9.750            723.12
    FAIRVIEW HEIGHT  IL   62208          1            04/20/01         23
    0432766269                           05           06/01/01          0
    3110145                              O            05/01/31
    0


    4616866          642/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
                                       9.625          1,997.48        100
                                       9.375          1,997.48
    OMAHA            NE   68114          1            04/17/01         23
    0432749679                           05           06/01/01          0
    03205401                             O            05/01/31
    0


    4618600          N67/G01             F          118,000.00         ZZ
                                         360        117,940.42          1
                                       9.375            981.46        100
                                       9.125            981.46
    MORENO VALLEY    CA   92557          1            03/26/01         23
    0432738789                           05           05/01/01          0
    1380001635                           O            04/01/31
    0


    4619133          K15/G01             F          105,900.00         ZZ
                                         360        105,900.00          1
                                       9.500            890.46        107
                                       9.250            890.46
    PETERBOROUGH     NH   03458          5            04/14/01         23
    0432739548                           01           06/01/01          0
    033105304624                         O            05/01/31
    0


1


    4621257          E22/G01             F          207,950.00         ZZ
                                         360        207,950.00          1
                                       9.375          1,729.62        100
                                       9.125          1,729.62
    GRESHAM          OR   97080          1            04/05/01         23
    0412399750                           05           06/01/01          0
    0412399750                           O            05/01/31
    0


    4621263          E22/G01             F           95,000.00         ZZ
                                         360         95,000.00          2
                                       9.625            807.49        100
                                       9.375            807.49
    HACKENSACK       NJ   07601          1            04/11/01         23
    0412437485                           05           06/01/01          0
    0412437485                           O            05/01/31
    0


    4621277          E22/G01             F          114,450.00         ZZ
                                         360        114,450.00          1
                                       9.000            920.89        107
                                       8.500            920.89
    OMAHA            NE   68164          2            04/06/01         23
    0412483497                           05           06/01/01          0
    0412483497                           O            05/01/31
    0


    4621301          E22/G01             F           40,000.00         ZZ
                                         360         40,000.00          1
                                      10.000            351.03        100
                                       9.750            351.03
    ANNISTON         AL   36206          1            04/11/01         23
    0412512683                           05           06/01/01          0
    0412512683                           O            05/01/31
    0


    4621313          E22/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       9.500          1,051.07        100
                                       9.000          1,051.07
    LANCASTER        CA   93535          1            04/05/01         23
    0412527376                           05           06/01/01          0
    0412527376                           O            05/01/31
    0


    4621324          E22/G01             F          235,000.00         ZZ
                                         360        235,000.00          1
                                       9.500          1,976.01        100
                                       9.250          1,976.01
1


    STANWOOD         WA   98292          1            04/09/01         23
    0412538753                           05           06/01/01          0
    0412538753                           O            05/01/31
    0


    4621326          E22/G01             F          101,350.00         ZZ
                                         360        101,350.00          1
                                       9.875            880.07        100
                                       9.625            880.07
    DURHAM           NC   27704          1            04/11/01         23
    0412540817                           05           06/01/01          0
    0412540817                           O            05/01/31
    0


    4621327          E22/G01             F          221,500.00         ZZ
                                         360        221,500.00          1
                                       9.250          1,822.23        100
                                       9.000          1,822.23
    HIGHLANDS RANCH  CO   80129          1            04/11/01         23
    0412542144                           03           06/01/01          0
    0412542144                           O            05/01/31
    0


    4621328          E22/G01             F          225,800.00         ZZ
                                         360        225,800.00          1
                                       8.500          1,736.21        104
                                       8.000          1,736.21
    SNOHOMISH        WA   98296          1            04/06/01         23
    0412543035                           05           06/01/01          0
    0412543035                           O            05/01/31
    0


    4621858          Q78/G01             F          106,400.00         ZZ
                                         360        106,400.00          1
                                       9.375            884.99        107
                                       9.125            884.99
    INDEPENDENCE     MO   64052          5            04/04/01         23
    0432746980                           05           06/01/01          0
    684294                               O            05/01/31
    0


    4622693          A11/G01             F          184,885.00         ZZ
                                         360        184,697.53          1
                                       9.375          1,537.78        103
                                       9.125          1,537.78
    SANTA ROSA       CA   95403          1            03/28/01         23
    0432735835                           09           04/28/01          0
    4631449659                           O            03/28/31
    0
1




    4623162          642/G01             F          203,100.00         ZZ
                                         360        202,989.06          1
                                       9.000          1,634.19        107
                                       8.750          1,634.19
    ESCONDIDO        CA   92026          1            03/30/01         23
    0432741726                           05           05/01/01          0
    02103001                             O            04/01/31
    0


    4624617          642/G01             F          180,250.00         ZZ
                                         360        180,250.00          1
                                      10.375          1,632.00        103
                                      10.125          1,632.00
    WASHINGTON       DC   20002          1            04/10/01         23
    0432726834                           05           06/01/01          0
    03154101                             O            05/01/31
    0


    4626049          U59/G01             F          220,000.00         ZZ
                                         360        219,888.90          2
                                       9.375          1,829.85        100
                                       9.125          1,829.85
    PEEKSKILL        NY   10566          1            04/21/01         23
    0432762748                           05           05/23/01          0
    800830381                            O            04/23/31
    0


    4627766          E22/G01             F          115,950.00         ZZ
                                         360        115,950.00          1
                                       9.500            974.97        100
                                       9.000            974.97
    NORTH PALM BEAC  FL   33408          1            04/12/01         23
    0412520747                           05           06/01/01          0
    0412420747                           O            05/01/31
    0


    4627770          E22/G01             F          105,050.00         ZZ
                                         360        105,023.12          1
                                      12.500          1,121.15        103
                                      12.000          1,121.15
    TUCSON           AZ   85746          1            03/21/01         23
    0412484446                           05           05/01/01          0
    0412484446                           O            04/01/31
    0


    4627791          E22/G01             F           57,000.00         ZZ
                                         360         57,000.00          1
1


                                       9.500            479.29         95
                                       9.250            479.29
    KANSAS CITY      KS   66103          1            04/12/01         23
    0412519860                           05           06/01/01          0
    0412519860                           N            05/01/31
    0


    4627795          E22/G01             F          214,000.00         ZZ
                                         360        214,000.00          1
                                       9.125          1,741.17        107
                                       8.875          1,741.17
    SANTA ROSA       CA   95403          1            04/05/01         23
    0412523102                           09           06/01/01          0
    0412523102                           O            05/01/31
    0


    4627796          E22/G01             F          205,897.00         ZZ
                                         360        205,897.00          1
                                      10.375          1,864.21        103
                                      10.125          1,864.21
    LITTLETON        CO   80130          1            04/12/01         23
    0412523292                           03           06/01/01          0
    0412523292                           O            05/01/31
    0


    4627801          E22/G01             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       9.500            643.25        107
                                       9.250            643.25
    GERING           NE   69341          1            04/12/01         23
    0412533424                           05           06/01/01          0
    0412533424                           O            05/01/31
    0


    4627807          E22/G01             F           78,500.00         ZZ
                                         360         78,500.00          1
                                       9.250            645.80        100
                                       9.000            645.80
    ROSEVILLE        MI   48066          1            04/12/01         23
    0412541971                           05           06/01/01          0
    0412541971                           O            05/01/31
    0


    4627813          E22/G01             F          237,700.00         ZZ
                                         360        237,700.00          1
                                       9.500          1,998.71        100
                                       9.250          1,998.71
    METAIRIE         LA   70002          1            04/12/01         23
    0412546483                           05           06/01/01          0
1


    0412546483                           O            05/01/31
    0


    4628110          E82/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       9.375          1,081.27        100
                                       9.125          1,081.27
    PLEASANT GROVE   CA   95668          1            04/06/01         23
    0400407979                           05           06/01/01          0
    0400407979                           O            05/01/31
    0


    4632802          950/G01             F          161,800.00         ZZ
                                         360        161,800.00          1
                                       8.500          1,244.10        106
                                       8.250          1,244.10
    PUYALLUP         WA   98373          1            04/17/01         23
    0432771681                           03           06/01/01          0
    N5103039                             O            05/01/31
    0


    4638261          E22/G01             F          145,500.00         ZZ
                                         360        145,500.00          1
                                       9.500          1,223.44         99
                                       9.000          1,223.44
    WILMINGTON       DE   19808          9            04/09/01         23
    0412401895                           05           06/01/01          0
    0412401895                           O            05/01/31
    0


    4638263          E22/G01             F           72,400.00         ZZ
                                         360         72,400.00          1
                                       9.375            602.19        100
                                       9.125            602.19
    KANSAS CITY      MO   64118          5            04/09/01         23
    0412416299                           05           06/01/01          0
    0412416299                           O            05/01/31
    0


    4638270          E22/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                      10.375            839.31        103
                                      10.125            839.31
    GIG HARBOR       WA   98329          1            04/06/01         23
    0412462442                           05           06/01/01          0
    0412462442                           O            05/01/31
    0


1


    4638273          E22/G01             F          103,200.00         ZZ
                                         360        103,200.00          1
                                       8.875            821.11        104
                                       8.375            821.11
    OAKLAND PARK     FL   33309          1            04/13/01         23
    0412482465                           05           06/01/01          0
    0412482465                           O            05/01/31
    0


    4638287          E22/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       9.250          1,398.55        100
                                       8.750          1,398.55
    MARGATE          FL   33063          1            04/13/01         23
    0412506149                           03           06/01/01          0
    0412506149                           O            05/01/31
    0


    4638288          E22/G01             F          140,550.00         ZZ
                                         360        140,550.00          1
                                      10.125          1,246.43        103
                                       9.875          1,246.43
    LOMBARD          IL   60148          1            04/13/01         23
    0412508418                           05           06/01/01          0
    0412508418                           O            05/01/31
    0


    4638290          E22/G01             F           77,000.00         ZZ
                                         360         77,000.00          1
                                       9.625            654.49        107
                                       9.375            654.49
    BELTON           MO   64012          1            04/13/01         23
    0412509986                           09           06/01/01          0
    0412509986                           O            05/01/31
    0


    4638294          E22/G01             F          163,200.00         ZZ
                                         360        163,200.00          1
                                       9.250          1,342.61        107
                                       9.000          1,342.61
    CARSON CITY      NV   89703          1            04/11/01         23
    0412511602                           05           06/01/01          0
    0412511602                           O            05/01/31
    0


    4638317          E22/G01             F          102,720.00         ZZ
                                         360        102,720.00          1
                                       8.625            798.95        107
                                       8.375            798.95
1


    HOUSTON          TX   77089          1            04/13/01         23
    0412544520                           03           06/01/01          0
    0412544520                           O            05/01/31
    0


    4642586          N67/G01             F          150,350.00         ZZ
                                         360        150,301.95          1
                                      11.500          1,488.90        103
                                      11.250          1,488.90
    CHANDLER         AZ   85226          1            03/16/01         23
    0432760858                           05           05/01/01          0
    1780005771                           O            04/01/31
    0


    4644962          286/G01             F           80,473.00         T
                                         360         80,434.44          1
                                       9.625            684.02        107
                                       9.375            684.02
    SILOAM SPRINGS   AR   72761          1            03/29/01         23
    0432726958                           05           05/01/01          0
    0000270636                           O            04/01/31
    0


    4647005          E22/G01             F          119,100.00         ZZ
                                         360        119,100.00          1
                                       9.500          1,001.46         99
                                       9.250          1,001.46
    SARASOTA         FL   34231          9            04/10/01         23
    0412456204                           05           06/01/01          0
    0412456204                           O            05/01/31
    0


    4647019          E22/G01             F          118,300.00         ZZ
                                         360        118,300.00          1
                                       9.875          1,027.26        103
                                       9.625          1,027.26
    PIGEON FORGE     TN   37863          1            04/16/01         23
    0412478224                           05           06/01/01          0
    0412478224                           O            05/01/31
    0


    4647026          E22/G01             F           97,200.00         ZZ
                                         360         97,200.00          2
                                       9.500            817.31        107
                                       9.250            817.31
    BAY CITY         MI   48708          1            04/16/01         23
    0412487589                           05           06/01/01          0
    0412487589                           O            05/01/31
    0
1




    4647032          E22/G01             F          254,250.00         ZZ
                                         360        254,250.00          1
                                      10.125          2,254.75        100
                                       9.875          2,254.75
    ANTIOCH          CA   94509          1            04/11/01         23
    0412497265                           05           06/01/01          0
    0412497265                           O            05/01/31
    0


    4647046          E22/G01             F          130,500.00         ZZ
                                         360        130,500.00          2
                                       8.750          1,026.64        106
                                       8.500          1,026.64
    WEST PALM BEACH  FL   33405          1            04/16/01         23
    0412515660                           05           06/01/01          0
    0412515660                           O            05/01/31
    0


    4647061          E22/G01             F           55,600.00         ZZ
                                         360         55,600.00          1
                                       9.625            472.59        103
                                       9.375            472.59
    ALBION           IN   46701          1            04/16/01         23
    0412525891                           05           06/01/01          0
    0412525891                           O            05/01/31
    0


    4647068          E22/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       9.250          1,250.47        100
                                       9.000          1,250.47
    HAWTHORNE        CA   90250          1            04/09/01         23
    0412531329                           01           06/01/01          0
    0412531329                           O            05/01/31
    0


    4647072          E22/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
                                       9.500            798.82         95
                                       9.250            798.81
    ST. CLAIR SHORE  MI   48080          1            04/16/01         23
    0412533481                           05           06/01/01          0
    0412533481                           N            05/01/31
    0


    4647077          E22/G01             F          104,000.00         ZZ
                                         360        104,000.00          1
1


                                       9.500            874.49        100
                                       9.250            874.49
    MONTGOMERY       AL   36117          1            04/16/01         23
    0412537656                           05           06/01/01          0
    0412537656                           O            05/01/31
    0


    4647084          E22/G01             F          112,270.00         ZZ
                                         360        112,270.00          1
                                      11.000          1,069.17        103
                                      10.500          1,069.17
    ARDMORE          OK   73401          1            04/16/01         23
    0412544165                           05           06/01/01          0
    0412544165                           O            05/01/31
    0


    4647371          E82/G01             F          154,400.00         ZZ
                                         360        154,400.00          1
                                       9.875          1,340.73        103
                                       9.625          1,340.73
    BELLINGHAM       WA   98226          1            04/17/01         23
    0400419040                           05           06/01/01          0
    0400419040                           O            05/01/31
    0


    4649859          U05/G01             F          145,000.00         ZZ
                                         360        145,000.00          1
                                       9.500          1,219.24        100
                                       9.250          1,219.24
    TUCSON           AZ   85748          1            04/23/01         23
    0432773620                           03           06/01/01          0
    3124178                              O            05/01/31
    0


    4653256          U28/G01             F           70,620.00         ZZ
                                         360         70,620.00          1
                                       9.000            568.22        107
                                       8.750            568.22
    KNOXVILLE        TN   37923          1            04/30/01         23
    0432778538                           01           06/01/01          0
    1                                    O            05/01/31
    0


    4654584          E22/G01             F          135,960.00         ZZ
                                         360        135,960.00          1
                                       8.875          1,081.76        103
                                       8.375          1,081.76
    CLOVIS           CA   93612          2            04/07/01         23
    0412512410                           05           06/01/01          0
1


    0412512410                           O            05/01/31
    0


    4654607          E22/G01             F          261,100.00         ZZ
                                         360        261,100.00          1
                                       9.500          2,195.47        107
                                       9.250          2,195.47
    STOCKTON         CA   95206          1            04/12/01         23
    0412534703                           05           06/01/01          0
    0412534703                           O            05/01/31
    0


    4655391          N67/G01             F           60,800.00         ZZ
                                         360         60,770.09          1
                                       9.500            511.24         95
                                       9.250            511.24
    ALBUQUERQUE      NM   87104          1            03/27/01         23
    0432719953                           05           05/01/01          0
    1780005680                           O            04/01/31
    0


    4656900          T17/G01             F          191,000.00         ZZ
                                         360        191,000.00          1
                                       8.375          1,451.74        100
                                       8.125          1,451.74
    SMYRNA           GA   30082          1            04/23/01         23
    0432758928                           05           06/01/01          0
    01040473                             O            05/01/31
    0


    4657201          E87/G01             F          112,350.00         ZZ
                                         360        112,350.00          1
                                       8.625            873.85        107
                                       8.375            873.85
    WOODWARD         OK   73801          2            04/26/01         23
    0432778801                           05           06/01/01          0
    01030474                             O            05/01/31
    0


    4662240          E22/G01             F          100,580.00         ZZ
                                         360        100,580.00          1
                                       9.250            827.45        107
                                       9.000            827.45
    ROWLETT          TX   75088          1            04/12/01         23
    0412410375                           05           06/01/01          0
    0412410375                           O            05/01/31
    0


1


    4662248          E22/G01             F          161,400.00         ZZ
                                         360        161,400.00          1
                                      11.750          1,629.19         95
                                      11.500          1,629.19
    LEAVENWORTH      WA   98826          1            04/09/01         23
    0412451742                           05           06/01/01          0
    0412451742                           O            05/01/31
    0


    4662252          E22/G01             F          136,960.00         ZZ
                                         360        136,960.00          1
                                       8.875          1,089.72        107
                                       8.375          1,089.72
    SANDY            OR   97055          1            04/13/01         23
    0412469694                           05           06/01/01          0
    0412469694                           O            05/01/31
    0


    4662257          E22/G01             F           92,400.00         ZZ
                                         360         92,400.00          1
                                       9.875            802.35        100
                                       9.375            802.35
    BAY CITY         TX   77414          1            04/17/01         23
    0412477739                           05           06/01/01          0
    0412477739                           O            05/01/31
    0


    4662259          E22/G01             F          135,627.00         ZZ
                                         360        135,627.00          1
                                      10.000          1,190.22        103
                                       9.500          1,190.22
    MISSOURI CITY    TX   77489          1            04/18/01         23
    0412478588                           03           06/01/01          0
    0412478588                           O            05/01/31
    0


    4662260          E22/G01             F           36,100.00         ZZ
                                         360         36,082.70          1
                                       9.625            306.85         95
                                       9.375            306.85
    MEMPHIS          TN   38109          1            03/26/01         23
    0412486110                           05           05/01/01          0
    0412486110                           N            04/01/31
    0


    4662271          E22/G01             F          172,250.00         ZZ
                                         360        172,250.00          1
                                       9.375          1,432.69        107
                                       9.125          1,432.69
1


    MOUNT OLIVE      AL   35117          2            04/13/01         23
    0412505075                           05           06/01/01          0
    0412505075                           O            05/01/31
    0


    4662272          E22/G01             F          128,987.00         ZZ
                                         360        128,987.00          1
                                       9.875          1,120.06        100
                                       9.375          1,120.06
    MISSOURI CITY    TX   77489          1            04/18/01         23
    0412507659                           03           06/01/01          0
    0412507659                           O            05/01/31
    0


    4662275          E22/G01             F           82,950.00         ZZ
                                         360         82,950.00          1
                                      10.250            743.32        100
                                      10.000            743.32
    LAKE CHARLES     LA   70605          1            04/18/01         23
    0412509887                           05           06/01/01          0
    0412509887                           O            05/01/31
    0


    4662286          E22/G01             F           71,000.00         ZZ
                                         360         71,000.00          1
                                       9.500            597.01        100
                                       9.250            597.01
    ERIE             PA   16504          1            04/18/01         23
    0412539215                           05           06/01/01          0
    0412519969                           O            05/01/31
    0


    4662300          E22/G01             F          161,500.00         ZZ
                                         360        161,500.00          1
                                       9.500          1,357.98        100
                                       9.250          1,357.98
    DENVER           CO   80239          1            04/18/01         23
    0412537383                           09           06/01/01          0
    0412537383                           O            05/01/31
    0


    4662303          E22/G01             F          107,500.00         T
                                         360        107,500.00          1
                                       9.500            903.92        107
                                       9.000            903.92
    COLORADO SPRING  CO   80916          1            04/09/01         23
    0412542763                           03           06/01/01          0
    0412542763                           O            05/01/31
    0
1




    4662315          E22/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       9.500            692.86        103
                                       9.250            692.86
    DURAND           MI   48429          5            04/13/01         23
    0412557217                           05           06/01/01          0
    0412557217                           O            05/01/31
    0


    4662722          286/G01             F           53,500.00         ZZ
                                         360         53,473.68          1
                                       9.500            449.86        107
                                       9.250            449.86
    PHILADELPHIA     PA   19134          1            03/30/01         23
    0432738649                           07           05/01/01          0
    0000280084                           O            04/01/31
    0


    4662732          K15/G01             F          136,900.00         ZZ
                                         360        136,900.00          1
                                       8.625          1,064.79        107
                                       8.375          1,064.79
    LAKEWOOD         OH   44107          5            04/23/01         23
    0432764009                           05           06/01/01          0
    287053028252165                      O            05/01/31
    0


    4667348          286/G01             F          179,500.00         ZZ
                                         360        179,451.42          1
                                      12.250          1,880.98        100
                                      12.000          1,880.98
    LAS VEGAS        NV   89130          1            03/28/01         23
    0432746907                           05           05/01/01          0
    0000307553                           O            04/01/31
    0


    4668279          N67/G01             F          255,400.00         ZZ
                                         360        255,400.00          1
                                      10.125          2,264.95        103
                                       9.875          2,264.95
    LAS VEGAS        NV   89147          1            04/10/01         23
    0432756179                           03           06/01/01          0
    1380002275                           O            05/01/31
    0


    4668525          U28/G01             F           52,000.00         ZZ
                                         360         52,000.00          1
1


                                       9.000            418.40        100
                                       8.750            418.40
    BYRON            GA   31008          5            04/23/01         23
    0432777324                           05           06/01/01          0
    030034                               O            05/01/31
    0


    4668657          286/G01             F           82,000.00         ZZ
                                         180         82,000.00          1
                                       9.625            862.47        103
                                       9.375            862.47
    CHARLOTTESVILLE  VA   22901          1            04/09/01         23
    0432741742                           03           06/01/01          0
    0000326822                           O            05/01/16
    0


    4668829          642/G01             F           98,500.00         ZZ
                                         360         98,500.00          1
                                       9.500            828.24        107
                                       9.250            828.24
    MIRAMAR          FL   33023          1            04/30/01         23
    0432777332                           05           06/01/01          0
    04191401                             O            05/01/31
    0


    4671025          E22/G01             F          177,800.00         ZZ
                                         360        177,800.00          1
                                       8.750          1,398.75        100
                                       8.250          1,398.75
    LAS VEGAS        NV   89135          1            04/13/01         23
    0412420549                           03           06/01/01          0
    0412420549                           O            05/01/31
    0


    4671032          E22/G01             F          215,070.00         ZZ
                                         360        215,070.00          1
                                       9.125          1,749.88        107
                                       8.625          1,749.88
    LAS VEGAS        NV   89147          1            04/13/01         23
    0412454274                           05           06/01/01          0
    0412454274                           O            05/01/31
    0


    4671050          E22/G01             F          167,500.00         ZZ
                                         360        167,500.00          1
                                       9.500          1,408.43        100
                                       9.250          1,408.43
    NASHVILLE        TN   37209          1            04/18/01         23
    0412505059                           03           06/01/01          0
1


    0412505059                           O            05/01/31
    0


    4671054          E22/G01             F           54,150.00         ZZ
                                         360         54,150.00          1
                                       9.500            455.32         95
                                       9.250            455.32
    SAGINAW          MI   48603          1            04/19/01         23
    0412515314                           05           06/01/01          0
    0412515314                           N            05/01/31
    0


    4671059          E22/G01             F          285,000.00         ZZ
                                         360        285,000.00          2
                                       9.500          2,396.43        100
                                       9.250          2,396.43
    LOMITA           CA   90717          1            04/13/01         23
    0412525628                           05           06/01/01          0
    0412525628                           O            05/01/31
    0


    4671069          E22/G01             F           63,900.00         ZZ
                                         360         63,900.00          1
                                       9.500            537.31        100
                                       9.000            537.31
    MIAMI            FL   33176          1            04/19/01         23
    0412546335                           01           06/01/01          0
    0412546335                           O            05/01/31
    0


    4671070          E22/G01             F          121,350.00         ZZ
                                         360        121,350.00          2
                                       9.000            976.41        100
                                       8.750            976.41
    MIDDLETOWN       OH   45044          1            04/19/01         23
    0412547879                           05           06/01/01          0
    0412547879                           O            05/01/31
    0


    4671072          E22/G01             F           97,850.00         ZZ
                                         360         97,850.00          1
                                       9.500            822.78        103
                                       9.250            822.78
    RAYTOWN          MO   64133          1            04/19/01         23
    0412549677                           05           06/01/01          0
    0412549677                           O            05/01/31
    0


1


    4671076          E22/G01             F           90,640.00         ZZ
                                         360         90,640.00          1
                                       9.500            762.15        103
                                       9.250            762.15
    NAPLES           FL   34105          1            04/19/01         23
    0412555492                           01           06/01/01          0
    0412555492                           O            05/01/31
    0


    4671083          E22/G01             F          111,650.00         ZZ
                                         360        111,650.00          1
                                      10.000            979.81        103
                                       9.500            979.81
    JEFFERSONVILLE   IN   47130          1            04/19/01         23
    0412568867                           05           06/01/01          0
    0412568867                           O            05/01/31
    0


    4671084          E22/G01             F          111,100.00         ZZ
                                         360        111,100.00          1
                                       9.500            934.19        100
                                       9.000            934.19
    CLERMONT         FL   34711          1            04/19/01         23
    0412575763                           03           06/01/01          0
    0412575763                           O            05/01/31
    0


    4671087          E22/G01             F          121,283.00         ZZ
                                         360        121,283.00          1
                                      11.000          1,155.01        100
                                      10.500          1,155.01
    ROELAND PARK     KS   66205          1            04/19/01         23
    0412582884                           05           06/01/01          0
    0412582884                           O            05/01/31
    0


    4671787          642/G01             F           74,900.00         ZZ
                                         360         74,900.00          1
                                       8.750            589.24        106
                                       8.500            589.24
    SPRINGFIELD      MO   65802          1            04/16/01         23
    0432747426                           05           06/01/01          0
    03126501                             O            05/01/31
    0


    4672583          K15/G01             F           92,700.00         ZZ
                                         360         92,700.00          1
                                      10.000            813.51        103
                                       9.750            813.51
1


    LORAIN           OH   44053          5            04/21/01         23
    0432763977                           05           06/01/01          0
    028705030222165                      O            05/01/31
    0


    4678776          E22/G01             F           73,900.00         ZZ
                                         360         73,900.00          1
                                      11.500            731.83        100
                                      11.000            731.83
    MIDDLETOWN       OH   45042          1            04/20/01         23
    0412470221                           05           06/01/01          0
    0412470221                           O            05/01/31
    0


    4678787          E22/G01             F           58,900.00         ZZ
                                         360         58,900.00          2
                                       9.500            495.26         95
                                       9.250            495.26
    MARTINSBURG      WV   25401          1            04/19/01         23
    0412497166                           05           06/01/01          0
    0412497166                           N            05/01/31
    0


    4678790          E22/G01             F          187,450.00         ZZ
                                         360        187,450.00          1
                                      10.250          1,679.74        103
                                      10.000          1,679.74
    KISSIMMEE        FL   34746          1            04/20/01         23
    0412499915                           03           06/01/01          0
    0412499915                           O            05/01/31
    0


    4678794          E22/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       9.625          1,665.98        106
                                       9.375          1,665.98
    CORONA           CA   92881          1            04/09/01         23
    0412509481                           05           06/01/01          0
    0412509481                           O            05/01/31
    0


    4678805          E22/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       9.875            715.52        103
                                       9.625            715.52
    CANTON           MI   48187          1            04/20/01         23
    0412521163                           05           06/01/01          0
    0412521163                           O            05/01/31
    0
1




    4678817          E22/G01             F          129,800.00         ZZ
                                         360        129,800.00          1
                                       9.000          1,044.40        100
                                       8.500          1,044.40
    MIDVALE          UT   84047          1            04/12/01         23
    0412527848                           01           06/01/01          0
    0412527848                           O            05/01/31
    0


    4678821          E22/G01             F          159,650.00         ZZ
                                         360        159,650.00          1
                                       9.625          1,357.01        103
                                       9.375          1,357.01
    LIVONIA          MI   48152          1            04/20/01         23
    0412529760                           05           06/01/01          0
    0412529760                           O            05/01/31
    0


    4678823          E22/G01             F          222,150.00         ZZ
                                         360        222,150.00          1
                                       9.750          1,908.61        103
                                       9.500          1,908.61
    KENNEWICK        WA   99338          1            04/18/01         23
    0412534455                           05           06/01/01          0
    0412534455                           O            05/01/31
    0


    4678832          E22/G01             F          106,400.00         ZZ
                                         360        106,400.00          1
                                       9.500            894.67        104
                                       9.250            894.67
    EMMAUS           PA   18049          9            04/16/01         23
    0412542276                           05           06/01/01          0
    0412542276                           O            05/01/31
    0


    4678839          E22/G01             F          150,350.00         ZZ
                                         360        150,350.00          2
                                      10.125          1,333.34        103
                                       9.875          1,333.34
    KENTWOOD         MI   49508          1            04/20/01         23
    0412548638                           05           06/01/01          0
    0412548638                           O            05/01/31
    0


    4678848          E22/G01             F          218,000.00         ZZ
                                         360        218,000.00          1
1


                                       9.250          1,793.43        103
                                       9.000          1,793.43
    SOUTH KINGSTOWN  RI   02883          1            04/20/01         23
    0412559932                           05           06/01/01          0
    0412559932                           O            05/01/31
    0


    4678852          E22/G01             F           96,400.00         ZZ
                                         360         96,400.00          1
                                       9.625            819.39        107
                                       9.375            819.39
    COLORA           MD   21917          1            04/20/01         23
    0412561581                           05           06/01/01          0
    0412561581                           O            05/01/31
    0


    4678853          E22/G01             F          154,750.00         ZZ
                                         360        154,750.00          1
                                       9.500          1,301.22        100
                                       9.000          1,301.22
    COLORADO SPRING  CO   80922          1            04/20/01         23
    0412564692                           03           06/01/01          0
    0412564692                           O            05/01/31
    0


    4678854          E22/G01             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       9.250          1,974.42        100
                                       9.000          1,974.42
    BOCA RATON       FL   33432          1            04/20/01         23
    0412565129                           05           06/01/01          0
    0412565129                           O            05/01/31
    0


    4678856          E22/G01             F           78,280.00         ZZ
                                         360         78,280.00          1
                                       9.000            629.86        103
                                       8.500            629.86
    PALM BAY         FL   32907          1            04/20/01         23
    0412568776                           05           06/01/01          0
    0412568776                           O            05/01/31
    0


    4678857          E22/G01             F           77,000.00         ZZ
                                         360         77,000.00          1
                                       9.625            654.49        100
                                       9.375            654.49
    DIAMONDHEAD      MS   39525          1            04/20/01         23
    0412574451                           03           06/01/01          0
1


    0412574451                           O            05/01/31
    0


    4678863          E22/G01             F          130,295.00         ZZ
                                         360        130,295.00          1
                                      10.375          1,179.70        103
                                      10.125          1,179.70
    DIVIDE           CO   80814          1            04/20/01         23
    0412586182                           05           06/01/01          0
    0412586182                           O            05/01/31
    0


    4678865          E22/G01             F           82,400.00         ZZ
                                         360         82,400.00          1
                                       9.375            685.36        104
                                       8.875            685.36
    JACKSONVILLE     FL   32221          1            04/20/01         23
    0412590382                           03           06/01/01          0
    0412590382                           O            05/01/31
    0


    4679462          S20/G01             F           82,400.00         ZZ
                                         360         82,375.07          1
                                      11.750            831.76        103
                                      11.500            831.76
    SPARTANBURG      SC   29301          1            04/27/01         23
    0432771772                           05           05/27/01          0
    0458588                              O            04/27/31
    0


    4680663          U05/G01             F          201,000.00         ZZ
                                         360        201,000.00          1
                                       9.500          1,690.12        100
                                       9.250          1,690.12
    COOPER CITY      FL   33328          1            04/26/01         23
    0432776219                           05           06/01/01          0
    3117002                              O            05/01/31
    0


    4683614          U62/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
                                       8.500            768.91        107
                                       8.250            768.91
    FORT COLLINS     CO   80525          1            04/27/01         23
    0432761575                           01           06/01/01          0
    2001242227                           O            05/01/31
    0


1


    4686366          E22/G01             F           70,300.00         ZZ
                                         360         70,300.00          1
                                       9.375            584.72         95
                                       9.125            584.72
    CHICAGO          IL   60617          1            04/23/01         23
    0412477341                           05           06/01/01          0
    0412477341                           N            05/01/31
    0


    4686375          E22/G01             F          115,350.00         ZZ
                                         360        115,350.00          1
                                      10.250          1,033.65        103
                                      10.000          1,033.65
    HARRISON         TN   37341          5            04/17/01         23
    0412500555                           05           06/01/01          0
    0412500555                           O            05/01/31
    0


    4686376          E22/G01             F           84,440.00         ZZ
                                         360         84,440.00          1
                                       9.000            679.42        107
                                       8.500            679.42
    HOUSTON          TX   77091          1            04/10/01         23
    0412501173                           05           06/01/01          0
    0412501173                           O            05/01/31
    0


    4686382          E22/G01             F          103,000.00         ZZ
                                         360        103,000.00          1
                                      12.875          1,129.33        103
                                      12.375          1,129.33
    PERU             IN   46970          1            04/23/01         23
    0412505802                           05           06/01/01          0
    0412505802                           O            05/01/31
    0


    4686394          E22/G01             F           58,900.00         ZZ
                                         360         58,900.00          1
                                       9.250            484.56         95
                                       9.000            484.56
    INDIANAPOLIS     IN   46222          1            04/23/01         23
    0412520033                           05           06/01/01          0
    0412520033                           N            05/01/31
    0


    4686403          E22/G01             F          151,000.00         ZZ
                                         360        151,000.00          1
                                       9.500          1,269.69        106
                                       9.250          1,269.69
1


    MOKENA           IL   60448          9            04/17/01         23
    0412522658                           05           06/01/01          0
    0412522658                           O            05/01/31
    0


    4686410          E22/G01             F           72,750.00         ZZ
                                         360         72,750.00          1
                                       9.500            611.72        107
                                       9.250            611.72
    MONROE           NC   28112          5            04/18/01         23
    0412525875                           05           06/01/01          0
    0412525875                           O            05/01/31
    0


    4686412          E22/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
                                       9.250          1,563.08        103
                                       9.000          1,563.08
    INDIANAPOLIS     IN   46250          1            04/23/01         23
    0412528390                           05           06/01/01          0
    0412528390                           O            05/01/31
    0


    4686424          E22/G01             F          105,900.00         ZZ
                                         360        105,900.00          1
                                       9.500            890.46        107
                                       9.250            890.46
    FLORENCE         AL   35630          2            04/18/01         23
    0412536252                           05           06/01/01          0
    0412536252                           O            05/01/31
    0


    4686425          E22/G01             F          129,000.00         ZZ
                                         360        129,000.00          1
                                       8.875          1,026.38        100
                                       8.375          1,026.38
    LADSON           SC   29456          5            04/18/01         23
    0412536963                           05           06/01/01          0
    0412536963                           O            05/01/31
    0


    4686426          E22/G01             F          144,000.00         ZZ
                                         360        144,000.00          1
                                       9.375          1,197.72        104
                                       9.125          1,197.72
    ST CLAIR SHORES  MI   48082          1            04/23/01         23
    0412538621                           05           06/01/01          0
    0412538621                           O            05/01/31
    0
1




    4686437          E22/G01             F          159,965.00         ZZ
                                         360        159,965.00          1
                                       8.750          1,258.45        107
                                       8.250          1,258.45
    SANDY            UT   84070          5            04/17/01         23
    0412549966                           05           06/01/01          0
    0412549966                           O            05/01/31
    0


    4686444          E22/G01             F          208,650.00         ZZ
                                         360        208,650.00          1
                                       9.000          1,678.85        107
                                       8.500          1,678.85
    REDWOOD VALLEY   CA   95470          1            04/16/01         23
    0412554743                           05           06/01/01          0
    0412554743                           O            05/01/31
    0


    4690756          E82/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       9.250          1,316.28        100
                                       9.000          1,316.28
    MORRIS           CT   06763          1            04/24/01         23
    0400411443                           05           06/01/01          0
    0400411443                           O            05/01/31
    0


    4692100          U59/G01             F          138,000.00         ZZ
                                         360        137,924.62          1
                                       9.000          1,110.38        103
                                       8.750          1,110.38
    NORTH KINGSTOWN  RI   02852          2            04/12/01         23
    0432747053                           05           05/12/01          0
    01933800815652                       O            04/12/31
    0


    4692929          U35/G01             F           89,100.00         ZZ
                                         360         89,100.00          1
                                       9.750            765.51         99
                                       9.500            765.51
    WAUSAU           WI   54401          1            05/03/01         23
    0432779304                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4693218          642/G01             F           65,550.00         ZZ
                                         360         65,550.00          2
1


                                       9.500            551.18         94
                                       9.250            551.18
    JOLIET           IL   60433          1            04/06/01         23
    0432759496                           05           06/01/01          0
    01202001                             N            05/01/31
    0


    4694488          E22/G01             F          187,000.00         ZZ
                                         360        187,000.00          1
                                       9.250          1,538.40        100
                                       9.000          1,538.40
    FAIRFIELD        CA   94533          1            04/19/01         23
    0412495004                           05           06/01/01          0
    0412495004                           O            05/01/31
    0


    4694491          E22/G01             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       9.750            502.61        107
                                       9.500            502.61
    PONTIAC          MI   48342          1            04/09/01         23
    0412512584                           05           06/01/01          0
    0412512584                           O            05/01/31
    0


    4694502          E22/G01             F          109,250.00         ZZ
                                         360        109,250.00          2
                                       9.500            918.63         95
                                       9.250            918.63
    SACRAMENTO       CA   95827          1            04/18/01         23
    0412533101                           05           06/01/01          0
    0412533101                           N            05/01/31
    0


    4694510          E22/G01             F          109,250.00         ZZ
                                         360        109,250.00          2
                                       9.500            918.63         95
                                       9.250            918.63
    SACRAMENTO       CA   95827          1            04/18/01         23
    0412545725                           05           06/01/01          0
    0412545725                           N            05/01/31
    0


    4694528          E22/G01             F          144,290.00         ZZ
                                         360        144,290.00          1
                                       8.875          1,148.04        107
                                       8.375          1,148.04
    MARYSVILLE       WA   98270          1            04/19/01         23
    0412562894                           05           06/01/01          0
1


    0412562894                           O            05/01/31
    0


    4694531          E22/G01             F           81,000.00         ZZ
                                         360         81,000.00          1
                                      10.375            733.38        100
                                      10.125            733.38
    VENICE           FL   34293          1            04/24/01         23
    0412565509                           05           06/01/01          0
    0412565509                           O            05/01/31
    0


    4694538          E22/G01             F           97,850.00         ZZ
                                         360         97,850.00          1
                                       9.625            831.71        103
                                       9.375            831.71
    STOCKTON         CA   95203          1            04/19/01         23
    0412572398                           05           06/01/01          0
    0412572398                           O            05/01/31
    0


    4694551          E22/G01             F          164,935.00         ZZ
                                         360        164,935.00          1
                                       9.500          1,386.86        100
                                       9.250          1,386.86
    DENVER           CO   80249          1            04/24/01         23
    0412588642                           03           06/01/01          0
    0412588642                           O            05/01/31
    0


    4697671          N67/G01             F           99,500.00         ZZ
                                         360         99,500.00          1
                                       9.500            836.65        107
                                       9.250            836.65
    LAFAYETTE        IN   47905          1            04/18/01         23
    0432760270                           05           06/01/01          0
    1380002245                           O            05/01/31
    0


    4697818          N67/G01             F          165,950.00         ZZ
                                         360        165,950.00          1
                                       9.500          1,395.40        107
                                       9.250          1,395.40
    PEORIA           AZ   85382          1            04/12/01         23
    0432772994                           05           06/01/01          0
    1780006015                           O            05/01/31
    0


1


    4698884          696/G01             F          198,750.00         ZZ
                                         360        198,644.23          1
                                       9.125          1,617.10        102
                                       8.875          1,617.10
    FAIRFAX          VA   22031          1            03/30/01         23
    0432739837                           09           05/01/01          0
    22301045                             O            04/01/31
    0


    4700354          642/G01             F          159,950.00         ZZ
                                         360        159,950.00          1
                                       9.500          1,344.95         95
                                       9.250          1,344.95
    CLINTON          MD   20735          1            04/16/01         23
    0432767465                           05           06/01/01          0
    03106501                             O            05/01/31
    0


    4701860          E22/G01             F          130,000.00         ZZ
                                         360        130,000.00          1
                                       8.625          1,011.13        100
                                       8.125          1,011.13
    WEST HARTFORD    CT   06110          1            04/25/01         23
    0412501934                           05           06/01/01          0
    0412501934                           O            05/01/31
    0


    4701887          E22/G01             F          154,080.00         ZZ
                                         360        154,080.00          1
                                       8.750          1,212.15        107
                                       8.250          1,212.15
    YUBA CITY        CA   95991          1            04/19/01         23
    0412537466                           05           06/01/01          0
    0412537466                           O            05/01/31
    0


    4701892          E22/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       9.375            989.78        100
                                       8.875            989.78
    TAMARAC          FL   33321          1            04/25/01         23
    0412545501                           09           06/01/01          0
    0412545501                           O            05/01/31
    0


    4701894          E22/G01             F          264,700.00         ZZ
                                         360        264,700.00          1
                                       9.750          2,274.18        107
                                       9.500          2,274.18
1


    ALBUQUERQUE      NM   87109          5            04/20/01         23
    0412548539                           05           06/01/01          0
    0412548539                           O            05/01/31
    0


    4701917          E22/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
                                       9.250          2,138.96        104
                                       9.000          2,138.96
    BUENA PARK       CA   90620          1            04/20/01         23
    0412572661                           05           06/01/01          0
    0412572661                           O            05/01/31
    0


    4701921          E22/G01             F          179,000.00         ZZ
                                         360        179,000.00          1
                                       9.500          1,505.13        103
                                       9.000          1,505.13
    REDLANDS         CA   92373          9            04/13/01         23
    0412575185                           05           06/01/01          0
    0412575185                           O            05/01/31
    0


    4701926          E22/G01             F           69,800.00         ZZ
                                         360         69,800.00          1
                                      10.000            612.54        100
                                       9.500            612.54
    WEST PALM BEACH  FL   33417          1            04/25/01         23
    0412591497                           01           06/01/01          0
    0412591497                           O            05/01/31
    0


    4702334          526/G01             F          117,500.00         ZZ
                                         360        117,338.53          1
                                       9.875          1,020.31         95
                                       9.625          1,020.31
    CHARLOTTE        NC   28205          1            01/24/01         23
    0432765634                           01           03/01/01          0
    0427103                              N            02/01/31
    0


    4703152          E82/G01             F          114,500.00         ZZ
                                         360        114,500.00          1
                                       9.875            994.26        100
                                       9.625            994.26
    NASHVILLE        TN   37211          1            04/26/01         23
    0400400891                           05           06/01/01          0
    0400400891                           O            05/01/31
    0
1




    4708096          E22/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
                                      11.250            845.00        103
                                      11.000            845.00
    MADERA           CA   93637          1            04/18/01         23
    0412534836                           05           06/01/01          0
    0412534836                           O            05/01/31
    0


    4708106          E22/G01             F           90,700.00         ZZ
                                         360         90,700.00          1
                                       9.625            770.94        105
                                       9.375            770.94
    DALLAS           TX   75228          1            04/24/01         23
    0412552267                           05           06/01/01          0
    0412552267                           O            05/01/31
    0


    4708109          E22/G01             F          119,700.00         ZZ
                                         360        119,700.00          1
                                       9.500          1,006.50         95
                                       9.250          1,006.50
    STOCKBRIDGE      GA   30281          1            04/26/01         23
    0412556458                           05           06/01/01          0
    0412556458                           N            05/01/31
    0


    4708113          E22/G01             F          131,775.00         ZZ
                                         360        131,775.00          1
                                       8.875          1,048.46        105
                                       8.375          1,048.46
    FRESNO           CA   93710          1            04/20/01         23
    0412563868                           05           06/01/01          0
    0412563868                           O            05/01/31
    0


    4708116          E22/G01             F          234,550.00         ZZ
                                         360        234,550.00          1
                                       8.500          1,803.49        107
                                       8.250          1,803.49
    VISTA            CA   92084          1            04/23/01         23
    0412569956                           05           06/01/01          0
    0412569956                           O            05/01/31
    0


    4708123          E22/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
1


                                       9.250          1,382.09        107
                                       8.750          1,382.09
    FAIR OAKS        CA   95628          1            04/23/01         23
    0412575524                           05           06/01/01          0
    0412575524                           O            05/01/31
    0


    4708126          E22/G01             F          167,835.00         ZZ
                                         360        167,835.00          1
                                       9.125          1,365.56        100
                                       8.625          1,365.56
    LAS VEGAS        NV   89148          1            04/24/01         23
    0412576910                           03           06/01/01          0
    0412576910                           O            05/01/31
    0


    4708127          E22/G01             F          137,557.00         ZZ
                                         360        137,557.00          1
                                      10.000          1,207.16        103
                                       9.750          1,207.16
    ROELAND PARK     KS   66205          1            04/26/01         23
    0412578866                           05           06/01/01          0
    0412578866                           O            05/01/31
    0


    4708136          E22/G01             F          101,200.00         ZZ
                                         360        101,200.00          2
                                       8.500            778.14        107
                                       8.250            778.14
    PROVIDENCE       RI   02908          1            04/26/01         23
    0412599250                           05           06/01/01          0
    0412599250                           O            05/01/31
    0


    4709070          Q99/G01             F           93,833.00         ZZ
                                         180         93,833.00          1
                                      10.000          1,008.33        103
                                       9.750          1,008.33
    PRATTVILLE       AL   36067          2            04/25/01         23
    0432776177                           05           06/01/01          0
    414941998                            O            05/01/16
    0


    4711797          642/G01             F          186,000.00         ZZ
                                         360        186,000.00          1
                                       8.875          1,479.90        107
                                       8.625          1,479.90
    (OAKVILLE) WATE  CT   06779          5            04/20/01         23
    0432765642                           05           06/01/01          0
1


    02194101                             O            05/01/31
    0


    4711990          286/G01             F           66,550.00         ZZ
                                         360         66,550.00          2
                                       9.500            559.59         95
                                       9.250            559.59
    LAKEWOOD         OH   44107          1            04/02/01         23
    0432765725                           05           06/01/01          0
    0000269030                           N            05/01/31
    0


    4715514          E22/G01             F          147,300.00         ZZ
                                         360        147,300.00          1
                                       8.500          1,132.61        106
                                       8.000          1,132.61
    MODESTO          CA   95355          1            04/17/01         23
    0412485914                           05           06/01/01          0
    0412485914                           O            05/01/31
    0


    4715526          E22/G01             F          141,700.00         ZZ
                                         360        141,700.00          1
                                       9.500          1,191.49        100
                                       9.250          1,191.49
    NORTH MIAMI      FL   33161          1            04/27/01         23
    0412501546                           05           06/01/01          0
    0412501546                           O            05/01/31
    0


    4715544          E22/G01             F          119,000.00         ZZ
                                         360        119,000.00          1
                                       9.375            989.78        104
                                       9.125            989.78
    CHARLOTTE        NC   28215          1            04/27/01         23
    0412523631                           05           06/01/01          0
    0412523631                           O            05/01/31
    0


    4715551          E22/G01             F           60,300.00         ZZ
                                         360         60,300.00          1
                                       9.375            501.54         95
                                       8.875            501.54
    PORT RICHEY      FL   34668          1            04/27/01         23
    0412533945                           05           06/01/01          0
    0412533945                           N            05/01/31
    0


1


    4715552          E22/G01             F          175,650.00         ZZ
                                         360        175,650.00          1
                                       8.500          1,350.60         95
                                       8.000          1,350.60
    JAMESTOWN        CA   95327          1            04/10/01         23
    0412536047                           05           06/01/01          0
    0412536047                           O            05/01/31
    0


    4715559          E22/G01             F          167,450.00         ZZ
                                         360        167,450.00          1
                                      11.125          1,610.50        100
                                      10.625          1,610.50
    KANSAS CITY      MO   64118          1            04/27/01         23
    0412543431                           03           06/01/01          0
    0412543431                           O            05/01/31
    0


    4715564          E22/G01             F          127,000.00         ZZ
                                         360        127,000.00          1
                                       8.875          1,010.47        105
                                       8.625          1,010.47
    CORVALLIS        OR   97330          1            04/19/01         23
    0412552150                           05           06/01/01          0
    0412552150                           O            05/01/31
    0


    4715586          E22/G01             F           41,150.00         ZZ
                                         360         41,150.00          1
                                       9.375            342.26        107
                                       9.125            342.26
    GADSDEN          AL   35904          1            04/27/01         23
    0412568149                           05           06/01/01          0
    0412568149                           O            05/01/31
    0


    4715591          E22/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       9.375          1,596.96        100
                                       9.125          1,596.96
    ANAHEIM          CA   92802          1            04/24/01         23
    0412570517                           05           06/01/01          0
    0412570517                           O            05/01/31
    0


    4715603          E22/G01             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       9.500          1,042.66        100
                                       9.250          1,042.66
1


    PAWTUCKET        RI   02861          1            04/27/01         23
    0412582462                           05           06/01/01          0
    0412582462                           O            05/01/31
    0


    4715609          E22/G01             F           82,900.00         ZZ
                                         360         82,900.00          1
                                       9.125            674.50        107
                                       8.625            674.50
    DEERFIELD BEACH  FL   33442          1            04/27/01         23
    0412586380                           01           06/01/01          0
    0412586380                           O            05/01/31
    0


    4715615          E22/G01             F          168,400.00         ZZ
                                         360        168,400.00          1
                                       9.625          1,431.38        103
                                       9.375          1,431.38
    CORAL SPRINGS    FL   33065          1            04/27/01         23
    0412593980                           03           06/01/01          0
    0412593980                           O            05/01/31
    0


    4715619          E22/G01             F           98,900.00         ZZ
                                         360         98,900.00          1
                                       9.500            831.60        105
                                       9.000            831.60
    PALM HARBOR      FL   34685          1            04/27/01         23
    0412596041                           03           06/01/01          0
    0412596041                           O            05/01/31
    0


    4715622          E22/G01             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       9.500          1,135.15        100
                                       9.250          1,135.15
    MEMPHIS          TN   38104          1            04/27/01         23
    0412596587                           05           06/01/01          0
    0412596587                           O            05/01/31
    0


    4715626          E22/G01             F           84,975.00         ZZ
                                         360         84,975.00          1
                                       9.875            737.88        103
                                       9.375            737.88
    PERRYOPOLIS      PA   15473          1            04/27/01         23
    0412601619                           05           06/01/01          0
    0412601619                           O            05/01/31
    0
1




    4715627          E22/G01             F           58,500.00         ZZ
                                         360         58,500.00          1
                                       9.000            470.70        100
                                       8.750            470.70
    WEST PALM BEACH  FL   33415          1            04/27/01         23
    0412604670                           01           06/01/01          0
    0412604670                           O            05/01/31
    0


    4715628          E22/G01             F           82,950.00         ZZ
                                         360         82,950.00          1
                                       9.500            697.49        100
                                       9.250            697.49
    GRAND JUNCTION   CO   81504          1            04/26/01         23
    0412605594                           05           06/01/01          0
    0412605594                           O            05/01/31
    0


    4716252          642/G01             F           87,400.00         ZZ
                                         360         87,400.00          1
                                       8.875            695.39        100
                                       8.625            695.39
    VIRGINIA BEACH   VA   23452          2            04/25/01         23
    0432765329                           05           06/01/01          0
    04135001                             O            05/01/31
    0


    4716303          K15/G01             F           69,000.00         ZZ
                                         360         69,000.00          1
                                      11.750            696.49        103
                                      11.500            696.49
    TERRE HAUTE      IN   47805          5            04/25/01         23
    0432778074                           05           06/01/01          0
    018105302178                         O            05/01/31
    0


    4723343          E22/G01             F           48,950.00         ZZ
                                         360         48,950.00          1
                                      10.375            443.20        100
                                      10.125            443.20
    MAQUOKETA        IA   52060          5            04/25/01         23
    0412470064                           05           06/01/01          0
    0412470064                           O            05/01/31
    0


    4723350          E22/G01             F          160,450.00         ZZ
                                         360        160,450.00          1
1


                                       8.875          1,276.61        107
                                       8.375          1,276.61
    LEVITTOWN        PA   19054          1            04/30/01         23
    0412493520                           05           06/01/01          0
    0412493520                           O            05/01/31
    0


    4723366          E22/G01             F          233,000.00         ZZ
                                         360        233,000.00          1
                                       9.375          1,937.98        102
                                       9.125          1,937.98
    METAMORA         MI   48371          1            04/30/01         23
    0412524852                           05           06/01/01          0
    0412524852                           O            05/01/31
    0


    4723377          E22/G01             F          207,200.00         ZZ
                                         360        207,200.00          1
                                       9.375          1,723.38        107
                                       9.125          1,723.38
    TAMPA            FL   33629          1            04/30/01         23
    0412537011                           05           06/01/01          0
    0412537011                           O            05/01/31
    0


    4723390          E22/G01             F          164,748.00         ZZ
                                         360        164,748.00          1
                                      10.125          1,461.02        103
                                       9.875          1,461.02
    SACRAMENTO       CA   95823          1            04/26/01         23
    0412545287                           05           06/01/01          0
    0412545287                           O            05/01/31
    0


    4723393          E22/G01             F          156,500.00         ZZ
                                         360        156,500.00          1
                                       9.000          1,259.23        100
                                       8.750          1,259.23
    WILTON MANORS    FL   33305          1            04/30/01         23
    0412545659                           05           06/01/01          0
    0412545659                           O            05/01/31
    0


    4723409          E22/G01             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       9.500          1,076.29        107
                                       9.250          1,076.29
    COLORADO SPRING  CO   80919          1            04/30/01         23
    0412552473                           05           06/01/01          0
1


    0412552473                           O            05/01/31
    0


    4723418          E22/G01             F           87,650.00         ZZ
                                         360         87,650.00          1
                                      10.250            785.43        103
                                      10.000            785.43
    MOORE            OK   73160          1            04/30/01         23
    0412555450                           03           06/01/01          0
    0412555450                           O            05/01/31
    0


    4723419          E22/G01             F          144,343.00         ZZ
                                         360        144,343.00          1
                                       9.000          1,161.42        107
                                       8.750          1,161.42
    COLORADO SPRING  CO   80911          1            04/30/01         23
    0412555989                           05           06/01/01          0
    0412555989                           O            05/01/31
    0


    4723446          E22/G01             F           93,600.00         ZZ
                                         360         93,600.00          1
                                       8.875            744.72         97
                                       8.375            744.72
    POMONA           CA   91768          1            04/13/01         23
    0412567430                           09           06/01/01          0
    0412567430                           O            05/01/31
    0


    4723460          E22/G01             F          272,950.00         ZZ
                                         360        272,950.00          1
                                      10.000          2,395.33        103
                                       9.750          2,395.33
    RAMONA           CA   92065          1            04/24/01         23
    0412569238                           05           06/01/01          0
    0412569238                           O            05/01/31
    0


    4723473          E22/G01             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       9.375            869.18        100
                                       9.125            869.18
    OMAHA            NE   68138          1            04/30/01         23
    0412575276                           05           06/01/01          0
    0412575276                           O            05/01/31
    0


1


    4723481          E22/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       9.250          2,073.14        100
                                       9.000          2,073.14
    POWAY            CA   92064          1            04/26/01         23
    0412576456                           05           06/01/01          0
    0412576456                           O            05/01/31
    0


    4723483          E22/G01             F          162,600.00         T
                                         360        162,600.00          1
                                       9.500          1,367.23        107
                                       9.000          1,367.23
    MIRAMAR          FL   33029          1            04/25/01         23
    0412578643                           03           06/01/01          0
    0412578643                           O            05/01/31
    0


    4723487          E22/G01             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       9.500            966.98        100
                                       9.000            966.98
    PHOENIX          AZ   85032          1            04/26/01         23
    0412580292                           05           06/01/01          0
    0412580292                           O            05/01/31
    0


    4723488          E22/G01             F          163,850.00         ZZ
                                         360        163,850.00          1
                                       9.250          1,347.95        100
                                       9.000          1,347.95
    CINCINNATI       OH   45248          1            04/30/01         23
    0412580516                           05           06/01/01          0
    0412580516                           O            05/01/31
    0


    4723489          E22/G01             F           80,250.00         ZZ
                                         360         80,250.00          1
                                       8.875            638.51        107
                                       8.375            638.51
    REEDLY           CA   93654          1            04/24/01         23
    0412580557                           05           06/01/01          0
    0412580557                           O            05/01/31
    0


    4723495          E22/G01             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       9.500            773.59        100
                                       9.000            773.59
1


    BROKEN ARROW     OK   74012          1            04/30/01         23
    0412582686                           05           06/01/01          0
    0412582686                           O            05/01/31
    0


    4723514          E22/G01             F          152,440.00         ZZ
                                         360        152,440.00          1
                                       9.625          1,295.72        103
                                       9.125          1,295.72
    COLORADO SPRING  CO   80906          1            04/27/01         23
    0412594731                           01           06/01/01          0
    0412594731                           O            05/01/31
    0


    4723515          E22/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       8.000          1,320.78        106
                                       7.500          1,320.78
    OVEIDO           FL   32765          2            04/25/01         23
    0412595175                           03           06/01/01          0
    0412595175                           O            05/01/31
    0


    4723523          E22/G01             F          249,220.00         ZZ
                                         360        249,220.00          1
                                      11.375          2,444.26        103
                                      10.875          2,444.26
    MIRAMAR          FL   33029          1            04/30/01         23
    0412600546                           03           06/01/01          0
    0412600546                           O            05/01/31
    0


    4723527          E22/G01             F          149,500.00         ZZ
                                         360        149,500.00          1
                                       8.500          1,149.53        100
                                       8.000          1,149.53
    SAN ANTONIO      TX   78228          1            04/30/01         23
    0412603698                           05           06/01/01          0
    0412603698                           O            05/01/31
    0


    4723532          E22/G01             F          198,900.00         ZZ
                                         360        198,900.00          1
                                       9.500          1,672.46        107
                                       9.000          1,672.46
    SUNRISE          FL   33326          1            04/30/01         23
    0412612038                           03           06/01/01          0
    0412612038                           O            05/01/31
    0
1




    4725004          N67/G01             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       9.500          1,051.07        106
                                       9.250          1,051.07
    LAS VEGAS        NV   89108          2            04/11/01         23
    0432770667                           05           06/01/01          0
    1380001971                           O            05/01/31
    0


    4726412          561/G01             F          192,050.00         ZZ
                                         360        192,050.00          1
                                       9.125          1,562.59        102
                                       8.875          1,562.59
    BROOKLANDVILLE   MD   21022          2            04/16/01         23
    0432772069                           09           06/01/01          0
    18543678                             O            05/01/31
    0


    4730661          E22/G01             F           79,900.00         ZZ
                                         360         79,900.00          1
                                       9.375            664.57        100
                                       9.125            664.57
    KANSAS CITY      MO   64129          1            05/01/01         23
    0412332108                           05           06/01/01          0
    0412332108                           O            05/01/31
    0


    4730691          E22/G01             F           32,950.00         ZZ
                                         360         32,950.00          1
                                      10.500            301.41        103
                                      10.250            301.41
    N. CHARLESTON    SC   29405          1            05/01/01         23
    0412545675                           05           06/01/01          0
    0412545675                           O            05/01/31
    0


    4730708          E22/G01             F           69,015.00         ZZ
                                         360         69,015.00          1
                                       9.250            567.77        107
                                       9.000            567.77
    STAFFORD         CT   06076          1            05/01/01         23
    0412564072                           01           06/01/01          0
    0412564072                           O            05/01/31
    0


    4730711          E22/G01             F          136,950.00         ZZ
                                         360        136,950.00          1
1


                                       8.250          1,028.86        103
                                       8.000          1,028.86
    LAKEWOOD         CO   80215          1            05/01/01         23
    0412567091                           01           06/01/01          0
    0412567091                           O            05/01/31
    0


    4730719          E22/G01             F          114,900.00         ZZ
                                         360        114,900.00          1
                                       9.500            966.14        100
                                       9.250            966.14
    HAVERHILL        MA   01830          1            05/01/01         23
    0412580789                           01           06/01/01          0
    0412580789                           O            05/01/31
    0


    4730725          E22/G01             F          144,200.00         ZZ
                                         360        144,200.00          1
                                       9.875          1,252.16        103
                                       9.375          1,252.16
    RENO             NV   89523          1            04/26/01         23
    0412585978                           05           06/01/01          0
    0412585978                           O            05/01/31
    0


    4730735          E22/G01             F           57,450.00         ZZ
                                         360         57,450.00          1
                                       9.000            462.26        100
                                       8.750            462.26
    KATY             TX   77449          1            05/01/01         23
    0412610628                           03           06/01/01          0
    0412610628                           O            05/01/31
    0


    4733342          G13/G01             F          149,800.00         ZZ
                                         360        149,800.00          1
                                       9.500          1,259.60        107
                                       9.250          1,259.60
    KINGSPORT        TN   37663          2            04/18/01         23
    0432780237                           05           06/01/01          0
    0078801                              O            05/01/31
    0


    4737715          E22/G01             F          121,850.00         ZZ
                                         360        121,850.00          1
                                      10.500          1,114.61        100
                                      10.250          1,114.61
    PINSON           AL   35126          1            05/02/01         23
    0412561078                           05           06/01/01          0
1


    0412561078                           O            05/01/31
    0


    4737745          E22/G01             F          140,900.00         ZZ
                                         360        140,900.00          1
                                      11.875          1,435.77        100
                                      11.375          1,435.77
    EAST WENATCHEE   WA   98802          1            04/26/01         23
    0412592867                           05           06/01/01          0
    0412592867                           O            05/01/31
    0


    4737753          E22/G01             F          208,650.00         ZZ
                                         360        208,650.00          2
                                       9.125          1,697.65        107
                                       8.875          1,697.65
    EAST PROVIDENCE  RI   02915          5            04/27/01         23
    0412596579                           05           06/01/01          0
    0412596579                           O            05/01/31
    0


    4737762          E22/G01             F           77,147.00         ZZ
                                         360         77,147.00          1
                                       9.750            662.81        103
                                       9.250            662.81
    MIAMI            FL   33015          1            05/02/01         23
    0412613333                           01           06/01/01          0
    0412613333                           O            05/01/31
    0


    4737765          E22/G01             F          163,250.00         ZZ
                                         360        163,250.00          1
                                       9.125          1,328.26        103
                                       8.875          1,328.26
    COLORADO SPRING  CO   80907          1            05/02/01         23
    0412621856                           05           06/01/01          0
    0412621856                           O            05/01/31
    0


    4740764          U28/G01             F          118,450.00         ZZ
                                         360        118,450.00          1
                                       8.875            942.44        103
                                       8.625            942.44
    NICHOLSON        GA   30565          1            04/17/01         23
    0432766012                           05           06/01/01          0
    REEVES                               O            05/01/31
    0


1


    4742531          948/G01             F          155,530.00         ZZ
                                         360        155,530.00          1
                                      10.375          1,408.18        103
                                      10.125          1,408.18
    POLLOCK PINES    CA   95726          1            04/16/01         23
    0432766699                           05           06/01/01          0
    58378                                O            05/01/31
    0


    4744756          E22/G01             F           67,500.00         ZZ
                                         360         67,500.00          1
                                       9.500            567.58        106
                                       9.250            567.58
    FORT PAYNE       AL   35967          1            05/03/01         23
    0412489668                           05           06/01/01          0
    0412489668                           O            05/01/31
    0


    4744773          E22/G01             F          101,650.00         ZZ
                                         360        101,650.00          2
                                       9.625            864.01        107
                                       9.375            864.01
    CHICAGO          IL   60624          1            05/03/01         23
    0412548216                           05           06/01/01          0
    0412548216                           O            05/01/31
    0


    4744778          E22/G01             F          117,500.00         ZZ
                                         360        117,500.00          1
                                       9.500            988.00        100
                                       9.250            988.00
    SACRAMENTO       CA   95828          1            04/25/01         23
    0412554420                           05           06/01/01          0
    0412554420                           O            05/01/31
    0


    4744787          E22/G01             F           50,800.00         ZZ
                                         360         50,800.00          1
                                       9.750            436.45        106
                                       9.500            436.45
    MANITO           IL   61546          1            05/03/01         23
    0412573644                           05           06/01/01          0
    0412573644                           O            05/01/31
    0


    4744796          E22/G01             F          130,500.00         ZZ
                                         360        130,500.00          1
                                       9.500          1,097.31        100
                                       9.250          1,097.31
1


    MOULTON          AL   35650          1            05/03/01         23
    0412601114                           05           06/01/01          0
    0412601114                           O            05/01/31
    0


    4744799          E22/G01             F          141,110.00         ZZ
                                         360        141,110.00          1
                                       8.875          1,122.73        103
                                       8.625          1,122.73
    MAGALIA          CA   95954          1            04/30/01         23
    0412602625                           03           06/01/01          0
    0412602625                           O            05/01/31
    0


    4744803          E22/G01             F           59,850.00         ZZ
                                         360         59,850.00          2
                                       9.500            503.25         95
                                       9.250            503.25
    ROANOKE          VA   24013          1            05/03/01         23
    0412611204                           05           06/01/01          0
    0412611204                           N            05/01/31
    0


    4753209          E22/G01             F           35,600.00         ZZ
                                         360         35,600.00          1
                                       9.625            302.60         95
                                       9.375            302.60
    ARCADIA          IN   46030          1            05/04/01         23
    0412520140                           05           06/01/01          0
    0412520140                           N            05/01/31
    0


    4753211          E22/G01             F          184,900.00         ZZ
                                         360        184,900.00          1
                                      11.125          1,778.33        100
                                      10.625          1,778.33
    NUNICA           MI   49448          1            05/04/01         23
    0412525693                           05           06/01/01          0
    0412525693                           O            05/01/31
    0


    4753214          E22/G01             F          107,000.00         ZZ
                                         360        107,000.00          1
                                       9.375            889.97        100
                                       9.125            889.97
    WEST RICHLAND    WA   99353          1            04/27/01         23
    0412531683                           05           06/01/01          0
    0412531683                           O            05/01/31
    0
1




    4753273          E22/G01             F          231,699.00         ZZ
                                         360        231,699.00          1
                                       9.500          1,948.25        103
                                       9.250          1,948.25
    KANSAS CITY      MO   64152          1            04/30/01         23
    0412598989                           03           06/01/01          0
    0412598989                           O            05/01/31
    0


    4753274          E22/G01             F          197,950.00         ZZ
                                         360        197,950.00          1
                                       9.250          1,628.49        107
                                       9.000          1,628.49
    NEW HOPE         AL   35760          9            04/30/01         23
    0412601031                           05           06/01/01          0
    0412601031                           O            05/01/31
    0


    4753277          E22/G01             F          177,400.00         ZZ
                                         360        177,400.00          1
                                      11.250          1,723.02        100
                                      10.750          1,723.02
    APPLE VALLEY     MN   55124          1            05/04/01         23
    0412602294                           05           06/01/01          0
    0412602294                           O            05/01/31
    0


    4753290          E22/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
                                       9.000          1,649.48        100
                                       8.750          1,649.48
    CHARLOTTE        NC   28277          1            05/04/01         23
    0412618027                           03           06/01/01          0
    0412618027                           O            05/01/31
    0


    4762097          664/G01             F          127,300.00         ZZ
                                         360        127,300.00          2
                                       9.625          1,082.04         95
                                       9.375          1,082.04
    MILFORD          MA   01757          1            04/13/01         23
    0432773984                           05           06/01/01          0
    0003797107                           N            05/01/31
    0


    4769003          E22/G01             F          137,950.00         ZZ
                                         360        137,950.00          1
1


                                       8.875          1,097.59        100
                                       8.375          1,097.59
    OSCEOLA          IN   46561          9            05/03/01         23
    0412609927                           05           06/01/01          0
    0412609927                           O            05/01/31
    0


    4769010          E22/G01             F           77,250.00         ZZ
                                         360         77,250.00          1
                                       9.375            642.53        103
                                       9.125            642.53
    COLUMBUS         GA   31907          1            05/08/01         23
    0412622920                           07           06/01/01          0
    0412622920                           O            05/01/31
    0

   TOTAL NUMBER OF LOANS   :      1,296

   TOTAL ORIGINAL BALANCE  :   172,465,528.50

   TOTAL PRINCIPAL BALANCE :   172,289,469.08

   TOTAL ORIGINAL P+I      :     1,474,285.73

   TOTAL CURRENT P+I       :     1,474,285.68


                             ***************************
                             *      END OF REPORT      *
                             ***************************



1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 14.31.12           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2  NONCONFORMING                   CUTOFF : 05/01/01
  POOL       : 0004508
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------

      3533702                              .2500
      372,934.64                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      3598550                              .2500
      278,779.69                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000

      3813824                              .2500
      281,192.10                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      3912939                              .2500
      398,763.01                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      3923151                              .2500
      352,143.00                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      3972208                              .2500
      385,589.36                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000
1



      3987118                              .2500
      387,578.13                           .0500
           10.6250                         .0000
           10.3750                         .0000
           10.3250                         .0000
           10.3250                         .0000

      4022701                              .2500
      276,874.25                           .0500
           10.0000                         .0000
            9.7500                         .0000
            9.7000                         .0000
            9.7000                         .0000

      4033795                              .2500
      356,337.80                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4062838                              .2500
      299,711.41                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4069614                              .2500
      298,404.67                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4072986                              .2500
      387,024.73                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4113485                              .2500
      310,870.16                           .0500
           10.5000                         .0000
           10.2500                         .0000
           10.2000                         .0000
           10.2000                         .0000

      4113983                              .2500
      298,181.44                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000
1



      4118345                              .2500
      351,779.68                           .0500
           10.7500                         .0000
           10.5000                         .0000
           10.4500                         .0000
           10.4500                         .0000

      4119444                              .2500
      391,932.97                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4133651                              .2500
      362,274.40                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4139612                              .2500
      282,436.53                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4190271                              .2500
      389,419.94                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4211586                              .2500
      279,572.48                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4215833                              .2500
      281,480.71                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4220418                              .2500
      389,490.35                           .0500
           10.2500                         .0000
           10.0000                         .0000
            9.9500                         .0000
            9.9500                         .0000
1



      4225145                              .2500
       86,275.05                           .0500
           11.0000                         .0000
           10.7500                         .0000
           10.7000                         .0000
           10.7000                         .0000

      4227086                              .2500
      379,299.70                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4234115                              .2500
      356,496.27                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4240235                              .2500
      399,572.66                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4243395                              .2500
      310,665.70                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4254499                              .2500
      297,713.33                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4255517                              .2500
      339,457.08                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4259099                              .5000
      299,030.61                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000
1



      4277432                              .2500
      299,718.94                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4297431                              .2500
      295,254.70                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4325400                              .2500
      331,354.76                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4355286                              .2500
      398,789.03                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4358319                              .2500
      367,596.47                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4358327                              .2500
      340,172.46                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4360387                              .2500
      302,461.32                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4363512                              .2500
      315,338.25                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000
1



      4368801                              .2500
      294,355.14                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4378339                              .2500
      299,096.42                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4381140                              .2500
      299,695.82                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4385203                              .2500
      308,640.23                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4396739                              .2500
      352,741.97                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4396837                              .2500
      323,171.99                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4397012                              .2500
      299,940.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4399907                              .2500
      299,356.52                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4409519                              .5000
      299,679.49                           .0500
            9.1250                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4409524                              .5000
      292,710.62                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4415514                              .2500
      284,527.52                           .0500
            8.5000                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

      4419183                              .2500
      374,290.05                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4422330                              .2500
      357,314.67                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4429873                              .2500
      299,679.49                           .0500
            9.1250                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4430096                              .2500
      399,798.00                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4433041                              .2500
      320,699.26                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000
1



      4436103                              .2500
      299,775.86                           .0500
            8.8750                         .0000
            8.6250                         .0000
            8.5750                         .0000
            8.5750                         .0000

      4436107                              .2500
      350,027.75                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4437016                              .2500
      288,215.07                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4441467                              .2500
      299,726.28                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4463858                              .2500
      393,131.35                           .0500
            9.7500                         .0000
            9.5000                         .0000
            9.4500                         .0000
            9.4500                         .0000

      4467594                              .2500
      356,819.71                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4469394                              .2500
      400,000.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4471610                              .5000
      336,884.21                           .0500
            9.5000                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000
1



      4472744                              .2500
      339,823.73                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4477222                              .5000
      283,403.00                           .0500
            9.2500                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4482663                              .2500
      347,750.00                           .0500
            9.0000                         .0000
            8.7500                         .0000
            8.7000                         .0000
            8.7000                         .0000

      4497183                              .2500
      291,711.62                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4524471                              .2500
      299,171.08                           .0500
           10.1250                         .0000
            9.8750                         .0000
            9.8250                         .0000
            9.8250                         .0000

      4525669                              .2500
      318,193.61                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000

      4528900                              .2500
      323,836.38                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4564860                              .2500
      277,866.81                           .0500
            9.6250                         .0000
            9.3750                         .0000
            9.3250                         .0000
            9.3250                         .0000
1



      4571114                              .2500
      309,380.00                           .0500
            8.7500                         .0000
            8.5000                         .0000
            8.4500                         .0000
            8.4500                         .0000

      4576457                              .2500
      299,852.44                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4599915                              .2500
      302,994.91                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4600460                              .2500
      347,824.26                           .0500
            9.3750                         .0000
            9.1250                         .0000
            9.0750                         .0000
            9.0750                         .0000

      4608566                              .2500
      282,732.97                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4645590                              .2500
      299,000.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4653069                              .2500
      294,250.00                           .0500
            9.8750                         .0000
            9.6250                         .0000
            9.5750                         .0000
            9.5750                         .0000

      4653475                              .2500
      278,050.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000
1



      4654619                              .2500
      276,250.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4671042                              .2500
      315,000.00                           .0500
            9.2500                         .0000
            9.0000                         .0000
            8.9500                         .0000
            8.9500                         .0000

      4671066                              .5000
      283,550.00                           .0500
            8.8750                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4679291                              .2500
      285,650.00                           .0500
            9.5000                         .0000
            9.2500                         .0000
            9.2000                         .0000
            9.2000                         .0000

      4701854                              .2500
      294,000.00                           .0500
            8.6250                         .0000
            8.3750                         .0000
            8.3250                         .0000
            8.3250                         .0000

      4715554                              .5000
      300,000.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000

      4715610                              .5000
      299,870.00                           .0500
            9.3750                         .0000
            8.8750                         .0000
            8.8250                         .0000
            8.8250                         .0000
1



      4737681                              .5000
      400,000.00                           .0500
            8.7500                         .0000
            8.2500                         .0000
            8.2000                         .0000
            8.2000                         .0000

  TOTAL NUMBER OF LOANS:       86
  TOTAL BALANCE........:         27,712,406.01


1

  RUN ON     : 05/24/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 14.31.12            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2  NON   FIXED SUMMARY REPORT      CUTOFF : 05/01/01
  POOL       : 0004508
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        9.5200            8.5000     11.0000
  RFC NET RATE                          9.2448            8.2500     10.7500
  NET MTG RATE(INVSTR RATE)             9.1948            8.2000     10.7000
  POST STRIP RATE                       9.1948            8.2000     10.7000
  SUB SERV FEE                           .2752             .2500       .5000
  MSTR SERV FEE                          .0500             .0500       .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:    86
  TOTAL BALANCE........:      27,712,406.01


                             ***************************
                             *      END OF REPORT      *
                             ***************************
1

  RUN ON     : 05/24/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 14.31.12          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RAMP 2001-RZ2                                  CUTOFF : 05/01/01
  POOL       : 0004508
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    3533702          E22/G01             F          374,500.00         ZZ
                                         360        372,934.64          1
                                      10.500          3,425.70        106
                                      10.250          3,425.70
    ELLISVILLE       MO   63021          1            06/19/00         23
    0411999543                           03           08/01/00          0
    0411999543                           O            07/01/30
    0


    3598550          526/G01             F          280,000.00         ZZ
                                         360        278,779.69          1
                                      10.250          2,509.08        100
                                      10.000          2,509.08
    FRISCO           CO   80443          1            06/30/00         23
    0432167773                           05           08/01/00          0
    0412998                              O            07/01/30
    0


    3813824          664/G01             F          282,250.00         ZZ
                                         360        281,192.10          1
                                       9.500          2,373.32        103
                                       9.250          2,373.32
    BOTHELL          WA   98011          1            09/23/00         23
    0432725042                           03           11/01/00          0
    0003596079                           O            10/01/30
    0


    3912939          T24/G01             F          400,000.00         ZZ
                                         360        398,763.01          1
                                      10.125          3,547.29        100
                                       9.875          3,547.29
    ALAMEDA          CA   94502          1            09/22/00         23
    0432693331                           09           11/01/00          0
1


    09761849                             O            10/01/30
    0


    3923151          664/G01             F          353,100.00         ZZ
                                         360        352,143.00          1
                                      10.000          3,098.71        107
                                       9.750          3,098.71
    COVINA           CA   91722          1            10/27/00         23
    0432653749                           05           12/01/00          0
    0003440419                           O            11/01/30
    0


    3972208          808/G01             F          387,100.00         ZZ
                                         360        385,589.36          1
                                      10.000          3,397.08        103
                                       9.750          3,397.08
    RANCHO PALOS VE  CA   90275          1            10/13/00         23
    0432421642                           05           12/01/00          0
    9316372                              O            11/01/30
    0


    3987118          147/G01             F          388,500.00         ZZ
                                         360        387,578.13          2
                                      10.625          3,590.12        105
                                      10.375          3,590.12
    CORONA           NY   11368          1            10/16/00         23
    0432411353                           05           12/01/00          0
    10389881                             O            11/01/30
    0


    4022701          E22/G01             F          277,500.00         ZZ
                                         360        276,874.25          1
                                      10.000          2,435.26        106
                                       9.750          2,435.26
    NAPERVILLE       IL   60565          1            11/21/00         23
    0412210882                           05           01/01/01          0
    0412210882                           O            12/01/30
    0


    4033795          E86/G01             F          360,400.00         ZZ
                                         360        356,337.80          1
                                       9.875          3,129.53        107
                                       9.625          3,129.53
    WEST CHICAGO     IL   60185          1            12/08/00         23
    0432568160                           05           02/01/01          0
    0000085673                           O            01/01/31
    0


1


    4062838          700/G01             F          300,000.00         ZZ
                                         360        299,711.41          1
                                       9.625          2,549.97        100
                                       9.375          2,549.97
    MURRIETA         CA   92562          1            02/15/01         23
    0432676740                           05           04/01/01          0
    00254319                             O            03/01/31
    0


    4069614          664/G01             F          299,000.00         ZZ
                                         360        298,404.67          1
                                       9.500          2,514.16        100
                                       9.250          2,514.16
    GRESHAM          OR   97080          1            12/08/00         23
    0432638708                           05           02/01/01          0
    0003690955                           O            01/01/31
    0


    4072986          T24/G01             F          388,000.00         ZZ
                                         360        387,024.73          1
                                      10.125          3,440.87        103
                                       9.875          3,440.87
    DALY CITY        CA   94014          1            11/06/00         23
    0432529774                           05           01/01/01          0
    09776136                             O            12/01/30
    0


    4113485          T24/G01             F          311,500.00         ZZ
                                         360        310,870.16          1
                                      10.500          2,849.41        107
                                      10.250          2,849.41
    SAN MARCOS       CA   92069          1            11/27/00         23
    0432595437                           05           01/01/01          0
    09783602                             O            12/01/30
    0


    4113983          T24/G01             F          298,836.00         ZZ
                                         360        298,181.44          1
                                      10.125          2,650.15        100
                                       9.875          2,650.15
    SANTA ANA        CA   92704          1            11/20/00         23
    0432615524                           01           01/01/01          0
    09776437                             O            12/01/30
    0


    4118345          M43/G01             F          353,247.00         ZZ
                                         360        351,779.68          1
                                      10.750          3,297.50        103
                                      10.500          3,297.50
1


    LITHONIA         GA   30038          1            07/28/00         23
    0432550259                           05           09/01/00          0
    999999997                            O            08/01/30
    0


    4119444          E22/G01             F          393,000.00         ZZ
                                         360        391,932.97          1
                                       9.625          3,340.46        100
                                       9.375          3,340.46
    DUBLIN           CA   94568          1            12/15/00         23
    0412278731                           09           02/01/01          0
    0412278731                           O            01/01/31
    0


    4133651          526/G01             F          362,800.00         ZZ
                                         360        362,274.40          1
                                       9.625          3,083.76        106
                                       9.375          3,083.76
    WEST HOLLYWOOD   CA   90046          1            01/16/01         23
    0432603777                           05           03/01/01          0
    0436138                              O            02/01/31
    0


    4139612          069/G01             F          283,000.00         ZZ
                                         360        282,436.53          1
                                       9.500          2,379.62        106
                                       9.250          2,379.62
    RANCHO SANTA MA  CA   92688          1            12/27/00         23
    0432627263                           03           02/01/01          0
    35188096847                          O            01/01/31
    0


    4190271          T24/G01             F          390,000.00         ZZ
                                         360        389,419.94          1
                                       9.500          3,279.33        100
                                       9.250          3,279.33
    MERCER ISLAND    WA   98040          1            01/04/01         23
    0432768083                           05           03/01/01          0
    009793239                            O            02/01/31
    0


    4211586          E22/G01             F          280,000.00         ZZ
                                         360        279,572.48          1
                                       9.375          2,328.90        100
                                       9.125          2,328.90
    UNION CITY       CA   94587          1            01/17/01         23
    0412337263                           01           03/01/01          0
    0412337263                           O            02/01/31
    0
1




    4215833          B57/G01             F          281,900.00         ZZ
                                         360        281,480.71          1
                                       9.500          2,370.37        103
                                       9.250          2,370.37
    LOS ANGELES      CA   90006          1            01/08/01         23
    0432627750                           05           03/01/01          0
    2015758                              O            02/01/31
    0


    4220418          T24/G01             F          390,500.00         ZZ
                                         360        389,490.35          1
                                      10.250          3,499.28        107
                                      10.000          3,499.28
    EAST PALO ALTO   CA   94303          1            12/20/00         23
    0432581130                           05           02/01/01          0
    09782790                             O            01/01/31
    0


    4225145          U05/G01             F           86,400.00         ZZ
                                         360         86,275.05          1
                                      11.000            822.81        103
                                      10.750            822.81
    BLUE MOUND       TX   76131          1            12/28/00         23
    0432614485                           05           02/01/01          0
    3088783                              O            01/01/31
    0


    4227086          R54/G01             F          379,850.00         ZZ
                                         360        379,299.70          1
                                       9.625          3,228.68        107
                                       9.375          3,228.68
    METAIRIE         LA   70005          1            01/26/01         23
    0432585370                           05           03/01/01          0
    2000001397                           O            02/01/31
    0


    4234115          T24/G01             F          357,000.00         ZZ
                                         360        356,496.27          1
                                       9.750          3,067.18        104
                                       9.500          3,067.18
    AMERICAN CANYON  CA   94503          1            01/02/01         23
    0432587061                           05           03/01/01          0
    9787780                              O            02/01/31
    0


    4240235          642/G01             F          400,000.00         ZZ
                                         360        399,572.66          1
1


                                       9.125          3,254.53        106
                                       8.875          3,254.53
    VALLEJO          CA   94590          1            02/02/01         23
    0432599942                           05           04/01/01          0
    01104901                             O            03/01/31
    0


    4243395          E22/G01             F          311,200.00         ZZ
                                         360        310,665.70          1
                                       9.500          2,616.74        106
                                       9.250          2,616.74
    VAN NUYS         CA   91406          1            01/16/01         23
    0412298630                           05           03/01/01          0
    0412298630                           O            02/01/31
    0


    4254499          526/G01             F          298,000.00         ZZ
                                         360        297,713.33          1
                                       9.625          2,532.97        103
                                       9.375          2,532.97
    BROOKFIELD       CT   06804          1            02/07/01         23
    0432686061                           05           04/01/01          0
    0438546                              O            03/01/31
    0


    4255517          T24/G01             F          339,900.00         ZZ
                                         360        339,457.08          1
                                      10.125          3,014.31        103
                                       9.875          3,014.31
    CAMARILLO        CA   93012          1            01/09/01         23
    0432670750                           05           03/01/01          0
    09794898                             O            02/01/31
    0


    4259099          E22/G01             F          299,500.00         ZZ
                                         360        299,030.61          1
                                       9.250          2,463.91        100
                                       8.750          2,463.91
    SAN DIEGO        CA   92154          1            01/24/01         23
    0412340481                           03           03/01/01          0
    0412340481                           O            02/01/31
    0


    4277432          E22/G01             F          300,000.00         ZZ
                                         360        299,718.94          1
                                       9.750          2,577.46         94
                                       9.500          2,577.46
    GLENDORA         CA   91741          1            01/30/01         23
    0412361859                           05           04/01/01          0
1


    0412361859                           O            03/01/31
    0


    4297431          R17/G01             F          295,400.00         ZZ
                                         360        295,254.70          1
                                       9.500          2,483.88        105
                                       9.250          2,483.88
    GREENWICH TOWNS  NJ   08886          2            03/08/01         23
    0432696698                           05           05/01/01          0
    1000030913                           O            04/01/31
    0


    4325400          E22/G01             F          331,700.00         ZZ
                                         360        331,354.76          1
                                       9.250          2,728.81        107
                                       9.000          2,728.81
    SAN LORENZO      CA   94580          1            02/07/01         23
    0412357378                           03           04/01/01          0
    0412357378                           O            03/01/31
    0


    4355286          642/G01             F          399,163.00         ZZ
                                         360        398,789.03          1
                                       9.750          3,429.43        103
                                       9.500          3,429.43
    SAUGUS           CA   91350          1            02/12/01         23
    0432627990                           03           04/01/01          0
    01148001                             O            03/01/31
    0


    4358319          E22/G01             F          368,000.00         ZZ
                                         360        367,596.47          1
                                       9.000          2,961.01        100
                                       8.750          2,961.01
    SUNNYVALE        CA   94086          1            02/12/01         23
    0412369894                           01           04/01/01          0
    0412369894                           O            03/01/31
    0


    4358327          E22/G01             F          340,500.00         ZZ
                                         360        340,172.46          1
                                       9.625          2,894.21        104
                                       9.375          2,894.21
    NEWARK           CA   95460          1            02/15/01         23
    0412376360                           05           04/01/01          0
    0412376360                           O            03/01/31
    0


1


    4360387          948/G01             F          302,640.00         ZZ
                                         360        302,461.32          1
                                       8.625          2,353.91        105
                                       8.375          2,353.91
    BRENTWOOD        CA   94513          1            03/07/01         23
    0432692283                           05           05/01/01          0
    57145                                O            04/01/31
    0


    4363512          700/G01             F          315,650.00         ZZ
                                         360        315,338.25          1
                                       9.500          2,654.16        107
                                       9.250          2,654.16
    RAMONA           CA   92065          1            02/28/01         23
    0432697761                           03           04/01/01          0
    01255293                             O            03/01/31
    0


    4368801          147/G01             F          294,500.00         ZZ
                                         360        294,355.14          1
                                       9.500          2,476.32        100
                                       9.250          2,476.32
    GEORGETOWN       CO   80444          1            03/13/01         23
    0432727303                           05           05/01/01          0
    10415104                             O            04/01/31
    0


    4378339          E22/G01             F          299,400.00         ZZ
                                         360        299,096.42          1
                                       9.375          2,490.26        100
                                       9.125          2,490.26
    METHUEN          MA   01844          1            02/23/01         23
    0412422008                           05           04/01/01          0
    0412422008                           O            03/01/31
    0


    4381140          B57/G01             F          300,000.00         ZZ
                                         360        299,695.82          1
                                       9.375          2,495.25        100
                                       9.125          2,495.25
    MONTEBELLO       CA   90640          1            02/20/01         23
    0432648004                           05           04/01/01          0
    2110972                              O            03/01/31
    0


    4385203          664/G01             F          309,230.00         ZZ
                                         360        308,640.23          1
                                       9.500          2,600.18        107
                                       9.250          2,600.18
1


    LOS ANGELES      CA   90007          1            03/05/01         23
    0432690063                           05           05/01/01          0
    0003751625                           O            04/01/31
    0


    4396739          E22/G01             F          353,100.00         ZZ
                                         360        352,741.97          1
                                       9.375          2,936.91        107
                                       9.125          2,936.91
    LINCOLNWOOD      IL   60712          1            02/28/01         23
    0412359473                           05           04/01/01          0
    0412359473                           O            03/01/31
    0


    4396837          E22/G01             F          323,500.00         ZZ
                                         360        323,171.99          1
                                       9.375          2,690.71        104
                                       9.125          2,690.71
    ST CLAIR SHORES  MI   48081          1            02/28/01         23
    0412418402                           05           04/01/01          0
    0412418402                           O            03/01/31
    0


    4397012          808/G01             F          299,940.00         ZZ
                                         360        299,940.00          1
                                       9.500          2,522.06        100
                                       9.250          2,522.06
    SYLMAR AREA, LO  CA   91342          1            04/10/01         23
    0432751071                           05           06/01/01          0
    9502367                              O            05/01/31
    0


    4399907          147/G01             F          299,500.00         ZZ
                                         360        299,356.52          1
                                       9.625          2,545.72        106
                                       9.375          2,545.72
    AMERICAN CANYON  CA   94503          1            03/23/01         23
    0432738540                           05           05/01/01          0
    10415665                             O            04/01/31
    0


    4409519          E22/G01             F          300,000.00         ZZ
                                         360        299,679.49          1
                                       9.125          2,440.90        100
                                       8.625          2,440.90
    WATSONVILLE      CA   95076          1            02/25/01         23
    0412414963                           05           04/01/01          0
    0412414963                           O            03/01/31
    0
1




    4409524          E22/G01             F          293,000.00         ZZ
                                         360        292,710.62          1
                                       9.500          2,463.70        100
                                       9.000          2,463.70
    BETHEL ISLAND    CA   94511          1            02/27/01         23
    0412417479                           05           04/01/01          0
    0412417479                           O            03/01/31
    0


    4415514          L86/G01             F          284,700.00         ZZ
                                         360        284,527.52          1
                                       8.500          2,189.10        100
                                       8.250          2,189.10
    COSTA MESA       CA   92627          1            03/26/01         23
    0432716736                           01           05/01/01          0
    20506450                             O            04/01/31
    0


    4419183          964/G01             F          374,500.00         ZZ
                                         360        374,290.05          1
                                       8.875          2,979.69        107
                                       8.625          2,979.69
    SACRAMENTO       CA   95818          1            03/12/01         23
    0432778462                           05           05/01/01          0
    111013                               O            04/01/31
    0


    4422330          253/G01             F          357,500.00         ZZ
                                         360        357,314.67          1
                                       9.250          2,941.07        100
                                       9.000          2,941.06
    SUPERIOR         CO   80027          1            03/29/01         23
    0432724706                           03           05/01/01          0
    964050                               O            04/01/31
    0


    4429873          T24/G01             F          300,000.00         ZZ
                                         360        299,679.49          1
                                       9.125          2,440.90        100
                                       8.875          2,440.90
    ASHBURN          VA   20147          1            02/23/01         23
    0432689206                           09           04/01/01          0
    09957624                             O            03/01/31
    0


    4430096          E22/G01             F          400,000.00         ZZ
                                         360        399,798.00          1
1


                                       9.375          3,327.00        106
                                       9.125          3,327.00
    CAMERON PARK     CA   95682          1            03/02/01         23
    0412393829                           05           05/01/01          0
    0412393829                           O            04/01/31
    0


    4433041          T24/G01             F          321,000.00         ZZ
                                         360        320,699.26          1
                                       9.750          2,757.89        107
                                       9.500          2,757.89
    TEMECULA         CA   92592          1            02/16/01         23
    0432688851                           03           04/01/01          0
    09958363                             O            03/01/31
    0


    4436103          E22/G01             F          300,000.00         ZZ
                                         360        299,775.86          1
                                       8.875          2,386.93        103
                                       8.625          2,386.93
    SANTA ROSA       CA   95401          1            03/05/01         23
    0412427445                           05           05/01/01          0
    0412427445                           O            04/01/31
    0


    4436107          E22/G01             F          350,200.00         ZZ
                                         360        350,027.75          1
                                       9.500          2,944.67        103
                                       9.250          2,944.67
    HAYWARD          CA   94544          1            03/06/01         23
    0412438632                           05           05/01/01          0
    0412438632                           O            04/01/31
    0


    4437016          N67/G01             F          288,500.00         ZZ
                                         360        288,215.07          1
                                       9.500          2,425.86        100
                                       9.250          2,425.86
    DRAPER           UT   84020          1            03/02/01         23
    0432664761                           05           04/01/01          0
    1160003655                           O            03/01/31
    0


    4441467          Q64/G01             F          300,000.00         ZZ
                                         360        299,726.28          1
                                       9.875          2,605.05        100
                                       9.625          2,605.05
    ATLANTA          GA   30312          1            02/23/01         23
    0432719284                           05           04/01/01          0
1


    0101663300                           O            03/01/31
    0


    4463858          N67/G01             F          393,500.00         ZZ
                                         360        393,131.35          1
                                       9.750          3,380.77        105
                                       9.500          3,380.77
    LOS ANGELES      CA   90068          1            03/07/01         23
    0432664878                           05           04/01/01          0
    3156000208                           O            03/01/31
    0


    4467594          U05/G01             F          357,000.00         ZZ
                                         360        356,819.71          1
                                       9.375          2,969.35        105
                                       9.125          2,969.35
    WILMETTE         IL   60091          1            03/20/01         23
    0432743417                           05           05/01/01          0
    3116234                              O            04/01/31
    0


    4469394          642/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       9.500          3,363.42        106
                                       9.250          3,363.42
    LAGUNA HILLS     CA   92653          1            04/09/01         23
    0432748515                           05           06/01/01          0
    03167501                             O            05/01/31
    0


    4471610          E22/G01             F          337,050.00         ZZ
                                         360        336,884.21          1
                                       9.500          2,834.10        107
                                       9.000          2,834.10
    PORTLAND         OR   97229          9            03/08/01         23
    0412415689                           05           05/01/01          0
    0412415689                           O            04/01/31
    0


    4472744          737/G01             F          340,000.00         ZZ
                                         360        339,823.73          1
                                       9.250          2,797.10        100
                                       9.000          2,797.10
    HUNTINGTON BEAC  CA   92646          1            03/13/01         23
    0432674257                           05           05/01/01          0
    0001761071                           O            04/01/31
    0


1


    4477222          E22/G01             F          283,550.00         ZZ
                                         360        283,403.00          1
                                       9.250          2,332.70        107
                                       8.750          2,332.70
    ALISO VIEJO      CA   92656          1            03/13/01         23
    0412392078                           01           05/01/01          0
    0412392078                           O            04/01/31
    0


    4482663          147/G01             F          347,750.00         ZZ
                                         360        347,750.00          1
                                       9.000          2,798.08        107
                                       8.750          2,798.08
    LOS ANGELES      CA   90043          1            04/03/01         23
    0432744951                           05           06/01/01          0
    1                                    O            05/01/31
    0


    4497183          286/G01             F          292,000.00         ZZ
                                         360        291,711.62          1
                                       9.500          2,455.29        107
                                       9.250          2,455.29
    NOBLESVILLE      IN   46060          5            02/15/01         23
    0432681518                           05           04/01/01          0
    30700687                             O            03/01/31
    0


    4524471          624/G01             F          299,300.00         ZZ
                                         360        299,171.08          1
                                      10.125          2,654.26        100
                                       9.875          2,654.26
    AUSTIN           TX   78727          1            03/26/01         23
    0432687465                           05           05/01/01          0
    82200210023                          O            04/01/31
    0


    4525669          F28/G01             F          318,500.00         ZZ
                                         360        318,193.61          1
                                       9.625          2,707.22        103
                                       9.375          2,707.22
    AUSTIN           TX   78759          1            02/20/01         10
    0432673192                           03           04/01/01         35
    6580122                              O            03/01/31
    0


    4528900          642/G01             F          324,000.00         ZZ
                                         360        323,836.38          1
                                       9.375          2,694.87        104
                                       9.125          2,694.87
1


    TRACY            CA   95377          1            03/13/01         23
    0432684181                           05           05/01/01          0
    12134200                             O            04/01/31
    0


    4564860          069/G01             F          278,000.00         ZZ
                                         360        277,866.81          1
                                       9.625          2,362.98        100
                                       9.375          2,362.98
    TORRANCE         CA   90501          1            03/02/01         23
    0432728491                           01           05/01/01          0
    35188124367                          O            04/01/31
    0


    4571114          U28/G01             F          309,380.00         ZZ
                                         360        309,380.00          1
                                       8.750          2,433.89        100
                                       8.500          2,433.89
    GUYTON           GA   31312          1            04/10/01         23
    0432762797                           05           06/01/01          0
    6156                                 O            05/01/31
    0


    4576457          E22/G01             F          300,000.00         ZZ
                                         360        299,852.44          1
                                       9.500          2,522.56        100
                                       9.250          2,522.56
    ALAMEDA          CA   94501          1            03/28/01         23
    0412503575                           01           05/01/01          0
    0412503575                           O            04/01/31
    0


    4599915          E22/G01             F          303,148.00         ZZ
                                         360        302,994.91          1
                                       9.375          2,521.43        100
                                       9.125          2,521.43
    LAKE WORTH       FL   33467          1            04/06/01         23
    0412514796                           03           05/01/01          0
    0412514796                           O            04/01/31
    0


    4600460          T24/G01             F          348,000.00         ZZ
                                         360        347,824.26          1
                                       9.375          2,894.49        106
                                       9.125          2,894.49
    MARTINEZ         CA   94553          1            03/14/01         23
    0432703106                           05           05/01/01          0
    09813659                             O            04/01/31
    0
1




    4608566          B57/G01             F          282,900.00         ZZ
                                         360        282,732.97          1
                                       8.625          2,200.37        100
                                       8.375          2,200.37
    WEST HOLLYWOOD   CA   90069          1            03/21/01         23
    0432722650                           01           05/01/01          0
    2112127                              O            04/01/31
    0


    4645590          685/G01             F          299,000.00         ZZ
                                         360        299,000.00          1
                                       8.625          2,325.59        105
                                       8.375          2,325.59
    SIMI VALLEY      CA   93065          5            04/19/01         23
    0432772762                           05           06/01/01          0
    125372                               O            05/01/31
    0


    4653069          E86/G01             F          294,250.00         ZZ
                                         360        294,250.00          1
                                       9.875          2,555.12        107
                                       9.625          2,555.12
    ARLINGTON HEIGH  IL   60005          1            04/20/01         23
    0432771129                           05           06/01/01          0
    0000109859                           O            05/01/31
    0


    4653475          950/G01             F          278,050.00         ZZ
                                         360        278,050.00          1
                                       8.625          2,162.64        107
                                       8.375          2,162.64
    PORTLAND         OR   97229          1            04/17/01         23
    0432762433                           05           06/01/01          0
    YC103208                             O            05/01/31
    0


    4654619          E22/G01             F          276,250.00         ZZ
                                         360        276,250.00          1
                                       9.500          2,322.86        100
                                       9.250          2,322.86
    CHULA VISTA      CA   91911          1            04/05/01         23
    0412543878                           05           06/01/01          0
    0412543878                           O            05/01/31
    0


    4671042          E22/G01             F          315,000.00         ZZ
                                         360        315,000.00          1
1


                                       9.250          2,591.43        105
                                       9.000          2,591.43
    ANTIOCH          CA   94509          1            04/12/01         23
    0412490187                           05           06/01/01          0
    0412490187                           O            05/01/31
    0


    4671066          E22/G01             F          283,550.00         ZZ
                                         360        283,550.00          1
                                       8.875          2,256.05        107
                                       8.375          2,256.05
    HAYWARD          CA   94544          1            04/11/01         23
    0412536377                           09           06/01/01          0
    0412536377                           O            05/01/31
    0


    4679291          E82/G01             F          285,650.00         ZZ
                                         360        285,650.00          1
                                       9.500          2,401.90        103
                                       9.250          2,401.90
    SEATTLE          WA   98117          1            04/20/01         23
    0400422168                           05           06/01/01          0
    0400422168                           O            05/01/31
    0


    4701854          E22/G01             F          294,000.00         ZZ
                                         360        294,000.00          1
                                       8.625          2,286.70        104
                                       8.375          2,286.70
    OAKLEY           CA   94561          1            04/12/01         23
    0412488280                           05           06/01/01          0
    0412488280                           O            05/01/31
    0


    4715554          E22/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       9.375          2,495.25         94
                                       8.875          2,495.25
    RENTON           WA   98056          1            04/17/01         23
    0412537961                           05           06/01/01          0
    0412537961                           O            05/01/31
    0


    4715610          E22/G01             F          299,870.00         ZZ
                                         360        299,870.00          1
                                       9.375          2,494.17        100
                                       8.875          2,494.17
    EL DORADO HILLS  CA   95762          1            04/25/01         23
    0412587545                           05           06/01/01          0
1


    0412587545                           O            05/01/31
    0


    4737681          E22/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       8.750          3,146.80         99
                                       8.250          3,146.80
    SAN JOSE         CA   95122          1            04/26/01         23
    0412492837                           05           06/01/01          0
    0412492837                           O            05/01/31
    0

   TOTAL NUMBER OF LOANS   :         86

   TOTAL ORIGINAL BALANCE  :    27,748,304.00

   TOTAL PRINCIPAL BALANCE :    27,712,406.01

   TOTAL ORIGINAL P+I      :       233,795.43

   TOTAL CURRENT P+I       :       233,795.42


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    EXHIBIT G

                          FORMS OF REQUEST FOR RELEASE
DATE:
TO:
RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below. Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)      Mortgage Loan Prepaid in Full
                                               Mortgage Loan Repurchased
"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.
     Enclosed Documents:   [] Promissory Note
                           [] Primary Insurance Policy
                           [] Mortgage or Deed of Trust
                           [] Assignment(s) of Mortgage or
                                Deed of Trust
                           [] Title Insurance Policy
                           [] Other:
                                             ------------------------
--------------------                                      --------------------
Name                                                      Date
--------------------
Title

                                   EXHIBIT H-1

                           FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF          )
                  ) :ss.
COUNTY OF         )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1. That he/she is a Director of _________________ (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, Class R-I, Class R-II and Class R- III (together, the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

               2. That the Owner (i) is not and will not be, as of May 30, 2001, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

               3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                            H-1-1

               4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

               6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

               7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

               8.  The Owner's Taxpayer Identification Number is ______________.

               9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

               10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

               11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

               12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                            H-1-2

               13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), provided that with respect to any partnership or other entity treated as a partnership for United States federal income tax purposes, all persons that own an interest in such partnership either directly or through any entity that is not a corporation for United States federal income tax purposes are required by the applicable operative agreement to be United States Persons, an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code;

               14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Depositor, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA; or

               (b) The Owner will provide the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

               In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a) or (b) above.

               Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                            H-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 20___.

                                            [NAME OF OWNER]


                                            By:_________________________
                                            Name:       [Name of Officer]
                                            Title:      [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


               Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ______ day of _________, 20___.



                                  NOTARY PUBLIC

                                            COUNTY OF STATE OF My Commission
                                            expires the _____ day of
                                            ____________, 20____.

                                   EXHIBIT H-2

                                FORM OF TRANSFEROR CERTIFICATE

                                                 ---------------, -----

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re:  Mortgage  Asset-Backed  Pass-Through  Certificates,   Series
                    2001-RZ2, Class R-I, Class R-II and Class R-III

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser")
of $ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, Class R-I, Class R-II and Class R-III (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

               2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

               3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.


                                            H-2-1

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                Very truly yours,



                                    (Seller)


                                            By:
                                                   -----------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




                                            H-2-2

                                          EXHIBIT I

                            FORM OF INVESTOR REPRESENTATION LETTER

                                 -------------------, ------


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, [Class R-I, Class R-II and Class R-III] [Class B] [Class SB]


Ladies and Gentlemen:

               _________________ (the "Purchaser") intends to purchase from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass- Through Certificates, Series 2001-RZ2, [Class R-I, Class R-II and Class R-III] [Class B] [Class SB] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as seller (the "Depositor"), Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

                    1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                    2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                    3. The Purchaser is (a) a substantial, sophisticated
               [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                    4. The Purchaser has been furnished with, and has had an
               opportunity to review (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                    5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                                   Very truly yours,


                                                   (Seller)

                                                   By:
                                                          --------------
                                                   Name:
                                                          --------------
                                                   Title:
                                                          --------------

                                          EXHIBIT J

                           FORM OF TRANSFEROR REPRESENTATION LETTER

                                                 ----------------, -----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, [Class R-I, Class R-II and
                      Class R-III] [Class B][Class SB]

Ladies and Gentlemen:

               In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, [Class R-I, Class R-II and Class R-III][Class B] [Class SB] (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                Very truly yours,

                                    (Seller)

                                            By:
                                                   --------------
                                            Name:
                                                   --------------
                                            Title:
                                                   --------------

                                          EXHIBIT K

                          TEXT OF AMENDMENT TO POOLING AND SERVICING
                         AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                       LIMITED GUARANTY

                                         ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

          (f) The Depositor shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Depositor obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Depositor obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Depositor, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Depositor and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Depositor shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Depositor to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with
Section 11.01(e) and, provided further that the Depositor obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L

                            FORM OF LIMITED GUARANTY

                                LIMITED GUARANTY

                    RESIDENTIAL ASSET SECURITIES CORPORATION

                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series 2001-RZ2

                                 ____________________, 20___

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of May 1, 2001 (the "Servicing Agreement"), among Residential Asset Mortgage Products, Inc. (the "Depositor"), Residential Funding and The Chase Manhattan Bank (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2 (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

               Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with
Section 11.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

               2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

               3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Depositor and the Trustee to rely on the covenants and agreements set forth herein.

     7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                   GENERAL MOTORS ACCEPTANCE
                                                   CORPORATION
                                                   By:_____________________
                                                   Name:__________________
                                                   Title:___________________


Acknowledged by:
THE CHASE MANHATTAN BANK,
as Trustee

By:___________________
Name:________________
Title:_________________


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

By:___________________
Name:________________
Title:_________________

                                          EXHIBIT M

                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                 ----------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001


Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                    (i) the Mortgage Loan is secured by Mortgaged Property
               located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                    (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                    (iii) the Mortgage Loan following the proposed assignment
               will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

                    (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                          Very truly yours,


                                                          (Lender)

                                                          By:
                                                                 ---------------
                                                          Name:
                                                                 ---------------
                                                          Title:
                                                                 ---------------

                                          EXHIBIT N

                        [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:
                          =========================================
                          =========================================

               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

               2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of May 1, 2001 among Residential Funding Corporation, as Master Servicer, Residential Asset Mortgage Products, Inc., as Depositor and Bank One, National Association, as trustee, pursuant to
Section 5.02 of the Agreement, as follows:

               a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                      b The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

               d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
        Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                      e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    Reserved]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.
__________________                                 ____________________
Print Name of Seller                               Print Name of Buyer
By:________________                                By:_________________
Name:                                              Name:
Title:                                             Title:
Taxpayer Identification:                           Taxpayer Identification:
No:__________________                              No:__________________

Date:__________________                            Date:__________________

                              ANNEX 1 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

               2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____ Insurance Depositor. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S.
     Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____ Business Development Depositor. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

               3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

               4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

               5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____     ____         Will the Buyer be purchasing the Rule 144A
Yes      No           Securities only for the Buyer's own account?

               6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

               7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.
                                    -----------------------------
                                    Print Name of Buyer
                                    By:     ___________________
                                            Name:
                                            Title:

                          Date: ______________________

                              ANNEX 2 TO EXHIBIT N

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

               1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

               3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

               5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

               6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
                                            ---------------------
                                            Print Name of Buyer
                                            By:__________________
                                            Name:
                                            Title:
                                            IF AN ADVISER:
                                            ------------------------
                                            Print Name of Buyer

                                            Date: __________________

                                    EXHIBIT O

                                     FORM OF ERISA LETTER

                                     --------------, ----


Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2001-RZ2

Re:  Mortgage Asset-Backed Pass-Through Certificates,
        Series 2001-RZ2[Class SB]

Ladies and Gentlemen:

_________________________ (the "Purchaser") intends to purchase from
___________________________ (the "Seller") $_____________ Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 2001-RZ2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2001 among Residential Asset Mortgage Products, Inc., as the company (the "Depositor"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The Chase Manhattan Bank, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

(a) The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) The Purchaser has provided the Trustee, the Depositor and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Depositor and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.
                                                   Very truly yours,


                                  (Purchaser)

                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

                                    EXHIBIT P

                                 ERISA REPRESENTATION LETTER

                                            [date]

Residential Funding Corporation
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

The Chase Manhattan Bank
450 West 33rd Street, 14th Floor,
New York, New York 10001
Attention:  Residential Asset Mortgage Products Inc. Series 2001-RZ2

               Re:  Residential   Asset   Mortgage   Products,   Inc.   Mortgage
                    Asset-Backed Pass-Through Certificates, Series 2001-RZ2, Class M-__, Class B

Ladies and Gentlemen:

        [__________________________] (the "Purchaser") intends to purchase from [__________________________] (the "Seller") $[____________] initial Certificate
Principal Balance of the above-referenced certificates, issued under the pooling and servicing agreement, dated as of May 1, 2001, among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and The Chase Manhattan Bank, as trustee. All terms used in this ERISA Representation Letter and not otherwise defined shall have the meanings set forth in the pooling and servicing agreement.

        The Purchaser hereby certifies, represents and warrants to, and covenants with the Seller, the trustee and the master servicer that, either:

              (a) The Purchaser is not an ERISA plan, or any other person, including an investment manager, a named fiduciary or a trustee of any Plan, acting, directly or indirectly, on behalf of or purchasing any certificate with "plan assets" of any ERISA plan within the meaning of the DOL regulation at 29 C.F.R. ss.2510.3-101; or

              (b) The Purchaser is an insurance company, the source of funds to be used by which to purchase the certificates is an "insurance company general account", as the term is defined in DOL Prohibited Transaction Class Exemption 95-60, and the conditions in Sections I and III of PTCE 95-60 have been satisfied.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Seller, the trustee and the master servicer that the Purchaser will not transfer the certificates to any ERISA plan or person unless that ERISA plan or person meets the requirements in either (a) or (b) above.

                                                  Very truly yours,

                                                  By:  ___________________
                                                  Name:_________________
                                                  Title:_________________

                                    EXHIBIT Q

                     FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

 Euroclear                       Clearstream Banking, societe anonyme
 151 Boulevard Jacqmain          67 Boulevard Grand-Duchesse Charlotte
 B-1210 Brussels, Belgium        L-1331 Luxembourg

               Re:  Residential   Asset  Mortgage   Products,   Inc.,   Mortgage
                    Asset-Backed Pass- Through Certificates, Series 2001-RZ2, Class B, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., RESIDENTIAL FUNDING CORPORATION, and CHASE MANHATTAN BANK, as Trustee (the "Certificates").

        This is to certify that as of the date hereof and except as set forth below, the beneficial interest in the Certificates held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

        [This certification excepts beneficial interests in and does not relate to U.S. $_________ principal amount of the Certificates appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

        We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.


Dated:                       By:                                 ,
      -----------------------   ---------------------------------
                                    Account Holder
--------
* Certification must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification releases.

                                    EXHIBIT R

                     FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

        Chase Manhattan Bank

               Re: Residential Asset Mortgage Products, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-RZ2, Class B, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., RESIDENTIAL FUNDING CORPORATION, and CHASE MANHATTAN BANK, as Trustee (the "Certificates").

        This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") as of the date hereof, $____________ principal amount of the Certificates is owned by persons
(a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the "Securities Act")) or (b) who purchased their Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

        We further certify (a) that we are not making available herewith for exchange any portion of the related Temporary Regulation S Global Class B Certificate excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof

        We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date:                               Yours faithfully,
     -------------------------------

* To be dated no earlier By:  ----------------------------------------  than the
Effective Date. Morgan Guaranty Trust Company of New York, Brussels Office, as Operator of the Euroclear Clearance System Clearstream Banking, societe anonyme

                                    EXHIBIT S

                                     FORM OF
                      CERTIFICATE TO BE GIVEN BY TRANSFEREE
                    OF BENEFICIAL INTEREST IN A REGULATION S
                        TEMPORARY BOOK-ENTRY CERTIFICATE

  Euroclear                           Clearstream Banking, societe anonyme
  151 Boulevard Jacqmain              67 Boulevard Grand-Duchesse Charlotte
  B- 1210 Brussels, Belgium           L- 1331 Luxembourg

               Re:  Residential   Asset  Mortgage   Products,   Inc.,   Mortgage
                    Asset-Backed Pass- Through Certificates, Series 2001-RZ2, Class B, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 among RESIDENTIAL ASSET MORTGAGE PRODUCTS INC., RESIDENTIAL FUNDING CORPORATION, and THE CHASE MANHATTAN BANK, as Trustee (the "Certificates").

        This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Certificates, the undersigned certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

        The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

        We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.


Dated:                                                   By:
      -------------------------------------                 --------------

                                    EXHIBIT T

                                     FORM OF
                      TRANSFER CERTIFICATE FOR EXCHANGE OR
                    TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                     TO REGULATION S BOOK-ENTRY CERTIFICATE

                            The Chase Manhattan Bank

               Re:  Residential   Asset  Mortgage   Products,   Inc.,   Mortgage
                    Asset-Backed Pass- Through Certificates, Series 2001-RZ2, Class B, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 (the "Agreement"), among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., RESIDENTIAL FUNDING CORPORATION and THE CHASE MANHATTAN BANK, as Trustee (the "Certificates").

        Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

        This letter relates to U.S. $____________ principal amount of Certificates that are held as a beneficial interest in the 144A Book-Entry Certificate (CUSIP No. ________) with DTC in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Permanent Regulation S Global Class B Certificate (CUSIP No. ________) to be held with [Euroclear] [Clearstream Banking] through DTC.

        In connection with the request and in receipt of the Certificates, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

               (a) pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

                    (i) the offer of the  Certificates  was not made to a person in the United States of America,

                      [(ii) at the time the buy order was originated, the
               transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America,

                    (ii) the  transaction  was  executed  in, on or through  the facilities of a designated offshore securities market and neither the Transferor nor any person
                    acting  on  its  behalf  knows  that  the   transaction  was
               pre-arranged with a buyer in the United States of America,]**/

                      (iii) no directed selling efforts have been made in
               contravention of the requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                    (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

               (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

        This certification and the statements contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                           [Insert name of Transferor]


Dated:                                     By:
      ------------------------------          ---------------------------------
                                           Title:
                                                 ------------------------------
--------
               ** Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                    EXHIBIT U

                                     FORM OF
                      PLACEMENT AGENT EXCHANGE INSTRUCTIONS


Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

               Re:  Residential   Asset  Mortgage   Products,   Inc.,   Mortgage
                    Asset-Backed Pass- Through Certificates, Series 2001-RZ2, Class B, issued pursuant to the Pooling and Servicing Agreement dated as of May 1, 2001 (the "Agreement") among RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., RESIDENTIAL FUNDING CORPORATION, and CHASE MANHATTAN BANK, as Trustee (the "Certificates").

        Pursuant to Section 5.02(e) of the Agreement, ________________________ (the "Placement Agent") hereby requests that $______________ aggregate principal amount of the Certificates held by you for our account and represented by the Temporary Regulation S Global Class B Certificate (CUSIP No. ________) (as defined in the Agreement) be exchanged for an equal principal amount represented by the Rule 144A Global Class B Certificate (CUSIP No. _______) to be held by you for our account.


Date:                               [placement agent]
     ------------------------


                                    By:
                                       ---------------------------------
                                    Title:
                                          ------------------------------